33-14905
             Filed with the Securities and Exchange Commission
                            August 23, 2001

                    SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C.  20549

                                FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                  [x]
   Pre-Effective Amendment No.       [ ]
Post-Effective Amendment No. 48   [x]

                          and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [x]
  Amendment No. 51                [x]

(Check appropriate box or boxes)

THORNBURG INVESTMENT TRUST
(Exact Name of Registrant as Specified in Charter)

119 East Marcy Street, Suite 202, Santa Fe, NM  87501
(Address of Principal Executive Offices)     (Zip Code)

Registrant's Telephone Number, including Area Code
(505) 984-0200

Garrett Thornburg
119 East Marcy Street, Suite 202
Santa Fe, New Mexico  87501
(Name and Address of Agent for Service

Approximate Date of Proposed Public Offering August 25, 2001
                                                --------------
It is proposed that this filing will become effective (check appropriate box):

    [ ]  Immediately upon filing pursuant to paragraph (b)
 [X]  On [August 25, 2001] pursuant to paragraph (b)
    [ ]  60 days after filing pursuant to paragraph (a)
    [ ]  On [date] pursuant to paragraph (a)(1)
    [ ]  75 days after filing pursuant to paragraph (a)(2)
    [ ]  On [date] pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

[X] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                         THORNBURG INVESTMENT TRUST

    (i)    Thornburg Limited Term U.S. Government Fund
    (ii)   Thornburg Intermediate Municipal Fund
    (iii)  Thornburg New Mexico Intermediate Municipal Fund
    (iv)   Thornburg Limited Term Income Fund
    (v)    Thornburg Florida Intermediate Municipal Fund
    (vi)   Thornburg Value Fund
    (vii)  Thornburg Global Value Fund
    (viii) Thornburg New York Intermediate Municipal Fund
    (ix)   Thornburg Core Growth Fund


                                CONTENTS

Facing Sheet

Contents

Cross Reference Sheets    (Thornburg Intermediate Municipal Fund;
                          [Class A and Class C shares]
                          Thornburg New Mexico Intermediate Municipal Fund
                          [Class A shares and Class D shares];
                          Thornburg Florida Intermediate Municipal Fund
                          [Class A shares];
                          Thornburg New York Intermediate Municipal Fund
                          [Class A shares];
                          (Thornburg Limited Term U.S. Government Fund
                          [Class A shares and Class C shares];
                          Thornburg Limited Term Income Fund
                          [Class A shares and Class C shares])
                          Thornburg Value Fund [Class A shares, Class B shares and
                          Class C shares]; Thornburg Global Value Fund
                          [Class A shares, Class B shares and Class C shares];
                          Thornburg Core Growth Fund [Class A shares and
                          Class C shares];

Cross Reference Sheets    (Thornburg Intermediate Municipal Fund
                          [Institutional Class]; Thornburg Limited Term U.S.
                          Government Fund [Institutional Class]; Thornburg
                          Limited Term Income Fund [Institutional Class];
                          Thornburg Value Fund [Institutional Class]);
                          Thornburg Global Value Fund [Institutional Class])

Prospectus                (Thornburg Intermediate Municipal Fund;
                          [Class A and Class C shares]
                          Thornburg New Mexico Intermediate Municipal Fund
                          [Class A and Class D shares];
                          Thornburg Florida Intermediate Municipal Fund
                          [Class A shares];
                          Thornburg New York Intermediate Municipal Fund
                          [Class A shares])
                          (Thornburg Limited Term U.S. Government Fund
                          [Class A shares and Class C shares];
                          Thornburg Limited Term Income Fund
                          [Class A shares and Class C shares])
                          (Thornburg Value Fund [Class A shares, Class B shares and
                          Class C shares]; Thornburg Global Value Fund
                          [Class A shares, Class B shares and Class C shares]; Thornburg Core Growth Fund [Class A Shares and Class C Shares])

Prospectus                (Thornburg Intermediate Municipal Fund
                          [Institutional Class shares];
                          Thornburg Limited Term U.S. Government Fund
                          [Institutional Class Shares];
                          Thornburg Limited Term Income Fund
                          [Institutional Class shares];
                          Thornburg Value Fund [Institutional Class shares];
                          Thornburg Global Value Fund [Institutional Class
                          Shares])

Statement of Additional   (Thornburg Limited Term U.S. Government Fund
Information               [Class A shares and Class C shares];
                          Thornburg Limited Term Income Fund
                          [Class A shares and Class C shares])
                          (Thornburg Intermediate Municipal Fund
                          [Class A shares and Class C shares];
                          Thornburg New Mexico Intermediate Municipal Fund
                          [Class A and Class D shares];
                          Thornburg Florida Intermediate Municipal Fund
                          [Class A shares];
                          Thornburg New York Intermediate Municipal Fund
                          [Class A shares])
                          (Thornburg Value Fund [Class A shares, Class B shares and
                          Class C shares]; Thornburg Global Value Fund
                          [Class A shares, Class B shares and Class C shares]; Thornburg Core Growth Fund [Class A Shares and Class C Shares])


Statement of Additional
Information               (Thornburg Intermediate Municipal Fund
                          [Institutional Class shares];
                          Thornburg Limited Term U.S. Government Fund
                          [Institutional Class shares];
                          Thornburg Limited Term Income Fund
                          [Institutional Class shares]; and
                          Thornburg Value Fund
                          [Institutional Class shares]; Thornburg Global
                          Value Fund [Institutional Class Shares])

Part C

Signature Page

Exhibits

                     THORNBURG INVESTMENT TRUST
                       CROSS REFERENCE SHEETS
                         ("Thornburg Funds"
        [Class A Shares, Class B Shares, Class C Shares and
                          Class D Shares])
                Thornburg Intermediate Municipal Fund
          Thornburg New Mexico Intermediate Municipal Fund
           Thornburg Florida Intermediate Municipal Fund
           Thornburg New York Intermediate Municipal Fund
            Thornburg Limited Term U.S. Government Fund
                 Thornburg Limited Term Income Fund
                        Thornburg Value Fund
                     Thornburg Global Value Fund
                      Thornburg Core Growth Fund


Form N-1A Item Number
---------------------
Part A                               Prospectus Caption
1(a). . . . . . . . . . . . . . . . . .Front Cover Page
 (b). . . . . . . . . . . . . . . . . . Back Cover Page
2(a). . . . . . . . . . . . . . . . . .Investment Goals
 (b). . . . . . . . . . . Principal Investment Strategy
 (c). . . . . . . . . .Principal Risks/Past Performance
3 . . . . . . . . . . . . . . . . . . Fees and Expenses
4 . . . . . . . . . . . Principal Investment Strategies
5 . . . . . . . . . . . . . . . . . . .(Annual Reports)
6(a) . . . . . . . . . . . . . . . . INVESTMENT ADVISER
 (b) . . . . . . . . . . . . . . . . . (Not Applicable)
7(a) . . . . . .OPENING AN ACCOUNT - BUYING FUND SHARES
 (b) . . . . . OPENING AN ACCOUNT - BUYING FUND SHARES;
                                           Buying Class
                       A Shares; Buying Class C Shares;
                                  Buying Class D Shares
 (c) . . . . . . . . . . . . . . . .SELLING FUND SHARES
 (d) . . . . . . . . . . . .DIVIDENDS AND DISTRIBUTIONS
 (e) . . . . . . . . . . . . . . . . . . . . . . .TAXES
 (f) . . . . . . . . . . . . . . . . . (Not Applicable)
8(a) . . . . . . . . . . . . . . . . BUYING FUND SHARES
 (b) . . . . . . . . .YOUR ACCOUNT - BUYING FUND SHARES
 (c) . . . . . . . . . . . . . . . . BUYING FUND SHARES
9 . . . . . . . . . . . . . . . . .FINANCIAL HIGHLIGHTS

Part B              Statement of Additional Information

10(a) . . . . . . . . . . . . . . . . .Front Cover Page
10(b) . . . . . . . . . . . . . . . . TABLE OF CONTENTS
11(a) . . . . . . . . . . . . ORGANIZATION OF THE FUNDS
  (b) . . . . . . . . . . . . . . . . .(Not Applicable)
12(a) . . . . . . . . . . . . ORGANIZATION OF THE FUNDS
  (b) . . . . . . . .INVESTMENT OBJECTIVES AND POLICIES
  (c) . . . . . . . INVESTMENT OBJECTIVES AND POLICIES;
                                 INVESTMENT LIMITATIONS
  (d) . . . . . . . . . . . . . . . . . . . .Prospectus
  (e) . . . . . . . . . . . . . .PORTFOLIO TRANSACTIONS
13(a) . . . . . . ORGANIZATION OF THE FUNDS; MANAGEMENT
  (b) . . . . . . .MANAGEMENT AND HOLDERS OF SECURITIES
  (c) . . . . . . .MANAGEMENT AND HOLDERS OF SECURITIES
  (d) . . . . . . .MANAGEMENT AND HOLDERS OF SECURITIES
14(a) . . . . . . . . . . . . . . . . .(Not Applicable)
  (b) . . . . . . .MANAGEMENT AND HOLDERS OF SECURITIES
  (c) . . . . . . .MANAGEMENT AND HOLDERS OF SECURITIES
15(a) . . . . . . . . . . . . . INVESTMENT ADVISORY AND
                     ADMINISTRATIVE SERVICES AGREEMENTS
  (b) . . . . . . . . . . . . . . . . . . . DISTRIBUTOR
  (c) . . . . . . . . . . . . . INVESTMENT ADVISORY AND
                     ADMINISTRATIVE SERVICES AGREEMENTS
  (d) . . . . . . . . . . . . . INVESTMENT ADVISORY AND
                     ADMINISTRATIVE SERVICES AGREEMENTS
  (e) . . . . . . . . . . . . . . . . .(Not Applicable)
  (f) . . . . . . . . . . . . . Prospectus; DISTRIBUTOR
  (g) . . . . . . . . . .SERVICE AND DISTRIBUTION PLANS
  (h) . . . . . . . . . . . . . . . . .(Not Applicable)
16(a) . . . . . . . . . . . . . .PORTFOLIO TRANSACTIONS
  (b) . . . . . . . . . . . . . . . . .(Not Applicable)
  (c) . . . . . . . . . . . . . .PORTFOLIO TRANSACTIONS
  (d) . . . . . . . . . . . . . . . . .(Not Applicable)
  (e) . . . . . . . . . . . . . . . . .(Not Applicable)
17(a) . . . . . . Prospectus; ORGANIZATION OF THE FUNDS
  (b) . . . . . . . . . . . . . . . . .(Not Applicable)
18(a) . . . . . . . Prospectus; PURCHASE OF FUND SHARES
  (b) . . . . . . . . . . . . . PURCHASE OF FUND SHARES
  (c) . . .Prospectus; DETERMINATION OF NET ASSET VALUE
  (d) . . . . . . . . . . . . . . . . . . . .Prospectus
19(a) . . DISTRIBUTIONS, TAXES AND SHAREHOLDER ACCOUNTS
  (b) . . DISTRIBUTIONS, TAXES AND SHAREHOLDER ACCOUNTS
20(a) . . . . . . . . . . . . . . . . . . . DISTRIBUTOR
  (b) . . . . . . . . . . . . . . . . . . . DISTRIBUTOR
  (C) . . . . . . . . . . . . . . . . . . . DISTRIBUTOR
21(a) . . . . . . . . . . . . . . . . .(Not Applicable)
  (b) . . . . . . . . . . YIELD AND RETURN COMPUTATION;
                 REPRESENTATIVE PERFORMANCE INFORMATION
22(a) . Financial Statements (incorporated by reference)
  (b) . Financial Statements (incorporated by reference)

              THORNBURG INVESTMENT TRUST
                CROSS REFERENCE SHEETS
        Thornburg Intermediate Municipal Fund
                 [Institutional Class]
      Thornburg Limited Term U.S. Government Fund
                 [Institutional Class]
          Thornburg Limited Term Income Fund
                 [Institutional Class]
                 Thornburg Value Fund
                 [Institutional Class]
              Thornburg Global Value Fund
                 [Institutional Class]


Form N-1A Item Number
---------------------
Part A                               Prospectus Caption
1(a). . . . . . . . . . . . . . . . . .Front Cover Page
 (b). . . . . . . . . . . . . . . . . . Back Cover Page
2(a). . . . . . . . . . . . . . . . . .Investment Goals
 (b). . . . . . . . . . . Principal Investment Strategy
 (c). . . . . . . . . .Principal Risks/Past Performance
3 . . . . . . . . . . . . . . . . . . Fees and Expenses
4 . . . . . . . . . . . Principal Investment Strategies
5 . . . . . . . . . . . . . . . . . . .(Annual Reports)
6(a) . . . . . . . . . . . . . . . . INVESTMENT ADVISER
 (b) . . . . . . . . . . . . . . . . . (Not Applicable)
7(a) . . . . . .OPENING AN ACCOUNT - BUYING FUND SHARES
 (b) . . . . . OPENING AN ACCOUNT - BUYING FUND SHARES;
                                           Buying Class
                       A Shares; Buying Class C Shares;
                                  Buying Class D Shares
 (c) . . . . . . . . . . . . . . . .SELLING FUND SHARES
 (d) . . . . . . . . . . . .DIVIDENDS AND DISTRIBUTIONS
 (e) . . . . . . . . . . . . . . . . . . . . . . .TAXES
 (f) . . . . . . . . . . . . . . . . . (Not Applicable)
8(a) . . . . . . . . . . . . . . . . BUYING FUND SHARES
 (b) . . . . . . . . .YOUR ACCOUNT - BUYING FUND SHARES
 (c) . . . . . . . . . . . . . . . . BUYING FUND SHARES
9 . . . . . . . . . . . . . . . . .FINANCIAL HIGHLIGHTS

Part B              Statement of Additional Information

10(a) . . . . . . . . . . . . . . . . .Front Cover Page
10(b) . . . . . . . . . . . . . . . . TABLE OF CONTENTS
11(a) . . . . . . . . . . . . ORGANIZATION OF THE FUNDS
  (b) . . . . . . . . . . . . . . . . .(Not Applicable)
12(a) . . . . . . . . . . . . ORGANIZATION OF THE FUNDS
  (b) . . . . . . . .INVESTMENT OBJECTIVES AND POLICIES
  (c) . . . . . . . INVESTMENT OBJECTIVES AND POLICIES;
                                 INVESTMENT LIMITATIONS
  (d) . . . . . . . . . . . . . . . . . . . .Prospectus
  (e) . . . . . . . . . . . . . .PORTFOLIO TRANSACTIONS
13(a) . . . . . . ORGANIZATION OF THE FUNDS; MANAGEMENT
  (b) . . . . . . .MANAGEMENT AND HOLDERS OF SECURITIES
  (c) . . . . . . .MANAGEMENT AND HOLDERS OF SECURITIES
  (d) . . . . . . .MANAGEMENT AND HOLDERS OF SECURITIES
14(a) . . . . . . . . . . . . . . . . .(Not Applicable)
  (b) . . . . . . .MANAGEMENT AND HOLDERS OF SECURITIES
  (c) . . . . . . .MANAGEMENT AND HOLDERS OF SECURITIES
15(a) . . . . . . . . . . . . . INVESTMENT ADVISORY AND
                     ADMINISTRATIVE SERVICES AGREEMENTS
  (b) . . . . . . . . . . . . . . . . . . . DISTRIBUTOR
  (c) . . . . . . . . . . . . . INVESTMENT ADVISORY AND
                     ADMINISTRATIVE SERVICES AGREEMENTS
  (d) . . . . . . . . . . . . . INVESTMENT ADVISORY AND
                     ADMINISTRATIVE SERVICES AGREEMENTS
  (e) . . . . . . . . . . . . . . . . .(Not Applicable)
  (f) . . . . . . . . . . . . . Prospectus; DISTRIBUTOR
  (g) . . . . . . . . . .SERVICE AND DISTRIBUTION PLANS
  (h) . . . . . . . . . . . . . . . . .(Not Applicable)
16(a) . . . . . . . . . . . . . .PORTFOLIO TRANSACTIONS
  (b) . . . . . . . . . . . . . . . . .(Not Applicable)
  (c) . . . . . . . . . . . . . .PORTFOLIO TRANSACTIONS
  (d) . . . . . . . . . . . . . . . . .(Not Applicable)
  (e) . . . . . . . . . . . . . . . . .(Not Applicable)
17(a) . . . . . . Prospectus; ORGANIZATION OF THE FUNDS
  (b) . . . . . . . . . . . . . . . . .(Not Applicable)
18(a) . . . . . . . Prospectus; PURCHASE OF FUND SHARES
  (b) . . . . . . . . . . . . . PURCHASE OF FUND SHARES
  (c) . . . . . . . . . . . . . . . . . . . .Prospectus
  (d) . . . . . . . . . . . . . . . . . . . .Prospectus
19(a) . . DISTRIBUTIONS, TAXES AND SHAREHOLDER ACCOUNTS
  (b) . . DISTRIBUTIONS, TAXES AND SHAREHOLDER ACCOUNTS
20(a) . . . . . . . . . . . . . . . . . . . DISTRIBUTOR
  (b) . . . . . . . . . . . . . . . . . . . DISTRIBUTOR
  (C) . . . . . . . . . . . . . . . . . . . DISTRIBUTOR
21(a) . . . . . . . . . . . . . . . . .(Not Applicable)
  (b) . . . . . . . . . . YIELD AND RETURN COMPUTATION;
                 REPRESENTATIVE PERFORMANCE INFORMATION
22(a) . Financial Statements (incorporated by reference)
  (b) . Financial Statements (incorporated by reference)


OUTSIDE FRONT COVER
THORNBURG FUNDS
Prospectus                                  THORNBURG INVESTMENT MANAGEMENT
August 25, 2001

                              MUNICIPAL FUNDS
          Thornburg Limited Term Municipal Fund National Portfolio
                       ("Limited Term National Fund")
         Thornburg Limited Term Municipal Fund California Portfolio
                      ("Limited Term California Fund")
                  Thornburg Intermediate Municipal Fund
                       ("Intermediate National Fund")
               Thornburg New Mexico Intermediate Municipal Fund
                       ("Intermediate New Mexico Fund")
                Thornburg Florida Intermediate Municipal Fund
                        ("Intermediate Florida Fund")
                Thornburg New York Intermediate Municipal Fund
                        ("Intermediate New York Fund")

                               INCOME FUNDS
               Thornburg Limited Term U.S. Government Fund
                            ("Government Fund")
                      Thornburg Limited Term Income Fund
                              ("Income Fund")

                            VALUE EQUITY FUNDS
                           Thornburg Value Fund
                              ("Value Fund")
                        Thornburg Global Value Fund
                           ("Global Value Fund")
                         Thornburg Core Growth Fund
                              ("Growth Fund")








These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund shares involve investment risks (including possible loss of principal), and are not deposits or obligations of, or guaranteed or endorsed by, and are not insured by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any government agency.

Limited Term National Fund and Limited Term California Fund are separate investment portfolios of Thornburg Limited Term Municipal Fund, Inc.

Intermediate National Fund, Intermediate New Mexico Fund, Intermediate Florida Fund, Intermediate New York Fund, Government Fund, Income Fund, Value Fund, Global Value Fund and Growth Fund are separate investment portfolios of Thornburg Investment Trust.


                              TABLE OF CONTENTS

4          Limited Term National Fund
              Investment Goals
              Principal Investment Strategies
              Principal Risks of Investing in the Fund
              Past Performance of the Fund
              Fees and Expenses

6          Limited Term California Fund
              Investment Goals
              Principal Investment Strategies
              Principal Risks of Investing in the Fund
              Past Performance of the Fund
              Fees and Expenses

8          Intermediate National Fund
              Investment Goals
              Principal Investment Strategies
              Principal Risks of Investing in the Fund
              Past Performance of the Fund
              Fees and Expenses

10         Intermediate New Mexico Fund
              Investment Goals
              Principal Investment Strategies
              Principal Risks of Investing in the Fund
              Past Performance of the Fund
              Fees and Expenses

12         Intermediate Florida Fund
              Investment Goals
              Principal Investment Strategies
              Principal Risks of Investing in the Fund
              Past Performance of the Fund
              Fees and Expenses

14         Intermediate New York Fund
              Investment Goals
              Principal Investment Strategies
              Principal Risks of Investing in the Fund
              Past Performance of the Fund
              Fees and Expenses

16         Government Fund
              Investment Goals
              Principal Investment Strategies
              Principal Risks of Investing in the Fund
              Past Performance of the Fund
              Fees and Expenses

18         Income Fund
              Investment Goals
              Principal Investment Strategies
              Principal Risks of Investing in the Fund
              Past Performance of the Fund
              Fees and Expenses

20         Value Fund
              Investment Goals
              Principal Investment Strategies
              Principal Risks of Investing in the Fund
              Past Performance of the Fund
              Fees and Expenses

22         Global Value Fund
              Investment Goals
              Principal Investment Strategies
              Principal Risks of Investing in the Fund
              Past Performance of the Fund
              Fees and Expenses

24         Core Growth Fund
              Investment Goals
              Principal Investment Strategies
              Principal Risks of Investing in the Fund
              Past Performance of the Fund
              Fees and Expenses

24         Additional Information About Fund Investments,
           Investment Practices and Risks

27         Potential Advantages of Investing in a Fund

27         Opening On Account - Buying Fund Shares

31         Selling Fund Shares

33         Investor Services

34         Transaction Details

35         Dividends and Distributions

35         Taxes

37         Organization of the Funds

37         Investment Adviser

38         Financial Highlights

Limited Term National Fund

Investment Goals
----------------

The primary investment goal of Limited Term National Fund is to obtain as high a level of current income exempt from federal individual income tax as is consistent, in the view of the Fund's investment adviser, with preservation of capital. The secondary goal of the Fund is to reduce expected changes in its share price compared to longer intermediate and long-term bond portfolios. The Fund's primary and secondary goals are fundamental policies, and may not be changed without a majority vote of the Fund's shareholders.

Principal Investment Strategies
--------------------------------

The Fund pursues its primary goal by investing in a laddered maturity portfolio of municipal obligations issued by states and state agencies, local governments and their agencies and by certain United States territories and possessions. Thornburg Investment Management, Inc. (Thornburg) actively manages the Fund's portfolio. Investment decisions are based upon outlooks for interest rates and securities markets, the supply of municipal debt securities, and analysis of specific securities. The Fund invests in obligations which are rated as investment grade or, if unrated, which are issued by obligors which have comparable investment grade obligations outstanding or which are deemed by Thornburg to be comparable to obligors with outstanding investment grade obligations. Securities ratings are discussed beginning on page 26. The Fund's portfolio is "laddered" by investing in obligations of different maturities so that some obligations mature during each of the coming years.

Because the magnitude of changes in value of interest bearing obligations is greater for obligations with longer terms, the Fund seeks to reduce changes in its share value by maintaining a portfolio of investments with a dollar-weighed average maturity normally less than five years. There is no limitation on the maturity of any specific security the Fund may purchase. The Fund may dispose of any security before it matures. The Fund also attempts to reduce changes in its share value through credit analysis, selection and diversification.

The Fund ordinarily acquires and holds securities for investment rather than for realization of gains by short term trading on market fluctuations. However, it may dispose of any security prior to its scheduled maturity to enhance income or reduce loss, to change the portfolio's average maturity, or to otherwise respond to current market conditions. The objective of preserving capital may prevent the Fund from obtaining the highest yields available.

The Fund normally invests 100% of its net assets in municipal obligations. The Fund may invest up to 20% of its net assets in taxable securities which produce income not exempt from federal income tax because of market conditions, pending investment of idle funds or to afford liquidity. The Fund's temporary taxable investments may exceed 20% of its net assets when made for defensive purposes during periods of abnormal market conditions. If the Fund found it necessary to own taxable investments, some of its income would be subject to federal income tax.



Principal Risks of Investing in the Fund
------------------------------------------

The value of the Fund's shares and its dividends will fluctuate in response to changes in interest rates. When interest rates increase, the value of the Fund's investments declines and the Fund's share value is reduced.
This effect is more pronounced for intermediate and longer term obligations owned by the Fund. During periods of declining interest rates the Fund's dividends decline. The value of Fund shares also could be reduced if obligations held by the Fund were downgraded by rating agencies, or went into default, or if legislation or other government action reduces the ability of issuers to pay principal and interest when due or changes the tax treatment of interest on municipal obligations. The loss of money is a risk of investing in the Fund, and when you sell your shares they may be worth less than what you paid for them.

An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Additional information about Fund investments, investment strategies and risks of investing in the Fund appears below beginning on page 24.

Past Performance of the Fund
----------------------------

The following information provides some indication of the risks of investing in the Fund by showing how the Fund's investment results vary from year to year. The bar chart shows how the annual total returns for Class A shares have been different in each full year shown. The average annual total return figures compare Class A and Class C share performance to the Lehman Five-Year General Obligation Bond Index, a broad measure of market performance. The Index is a model portfolio of municipal general obligation bonds from throughout the United States, with a consistent maturity of five years. Performance in the past is not necessarily an indication of how the Fund will perform in the future.

The following are presented as bar graphs in the Prospectus
Limited Term National Fund Annual Total Returns Class A Shares
---------------------------------------------------------------
15%

10%                           9.97
      8.61        8.81                                      6.81
 5%         7.74                          5.47
                                    3.97        4.80
 0%
                       -1.48
-3                                                    0.34
      1991  1992  1993  1994  1995  1996  1997  1998  1999  2000

Highest quarterly results for time period shown: 3.56% (quarter ended
3/31/95).
Lowest quarterly results for time period shown: -2.10% (quarter ended
3/31/94).

  Year-to-date return for Class A shares:  3.02% (period ended
6/30/01).

The sales charge for Class A shares is not reflected in the returns shown in the bar chart above, and the returns would be less if the charge was taken into account.

Limited Term National Fund Average Annual Total Returns
-----------------------------------------------------
periods ended 12/31/00)

                         One Year   Five Years  Ten Years  Since Inception
                         --------   ----------  ---------  ---------------
    Class A Shares        5.20%      3.93%       5.29%      6.44% (9/28/84)
    Lehman Index          7.70%      4.95%       6.23%      7.39%

    Class C Shares        5.79%      3.81%       N/A        4.23% (9/1/94)
    Lehman Index          7.70%      4.95%       N/A        5.52%

FEES AND EXPENSES OF THE FUND

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.
                                                      Class A    Class C
                                                      -------    -------
     Shareholder Fees (fees paid directly from your Investment)

     Maximum Sales Charge (Load) on                    1.50%      none
     purchases (as a percentage of offering price)
     Maximum Deferred Sales Charge (Load) on
       Redemptions                                     0.50%*    0.50%**
     (as a percentage of redemption proceeds or
      original purchase price, whichever is lower)
 * Imposed only on redemptions of purchases greater than $1 million in the event of a redemption within 12 months of purchase.
** Imposed only on redemptions of Class C shares within 12 months of purchase.

Annual Fund Operating Expenses (expenses that are deducted
------------------------------  from Fund assets)

Thornburg Limited Term Municipal Fund-National Portfolio

                                           Class A    Class C
                                              -------    -------
     Management Fee                             .47%       .47%
     Distribution and Service (12b-1) Fees      .25%      1.00%
     Other Expenses                             .27%       .38%
                                                ----      -----
           Total Annual Operating Expenses      .99%      1.85%*

*Thornburg Investment Management, Inc. and Thornburg Securities Corporation intend to waive fees and reimburse expenses so that actual Class C expenses are 1.38%. Reimbursement of expenses and waiver of these fees may be terminated at any time.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                    1 Year  3 Years  5 Years  10 Years
                       ------  -------  -------  --------
     Class A Shares     $250     $463     $693    $1,358
     Class C Shares      240      588    1,012     2,197

You would pay the following expenses if you did not redeem your Class C shares:

                       1 Year  3 Years  5 Years  10 Years
                       ------  -------  -------  --------
     Class C Shares    $ 190   $  588   $1,012   $  2,197

Limited Term California Fund

Investment Goals
-----------------

The primary investment goal of Limited Term California Fund is to obtain as high a level of current income exempt from federal and California state individual income taxes as is consistent, in the view of the Fund's investment adviser, with preservation of capital. The secondary goal of the Fund is to reduce expected changes in its share price compared to longer intermediate and long-term bond portfolios. The Fund's primary and secondary goals are fundamental policies, and may not be changed without a majority vote of the Fund's shareholders.

Principal Investment Strategies
--------------------------------

The Fund pursues its primary goal by investing principally in a laddered maturity portfolio of municipal obligations issued by the State of California and its agencies, and by California local governments and their agencies. Thornburg Investment Management, Inc. (Thornburg) actively manages the Fund's portfolio. Investment decisions are based upon outlooks for interest rates and securities markets, the supply of municipal debt securities, and analysis of specific securities. The Fund invests in obligations which are rated as investment grade or, if unrated, which are issued by obligors which have comparable investment grade obligations outstanding or which are deemed by Thornburg to be comparable to obligors with outstanding investment grade obligations. Securities ratings are discussed beginning on page 26. The Fund may invest in obligations issued by certain United States territories and possessions. The Fund's portfolio is "laddered" by investing in obligations of different maturities so that some obligations mature during each of the coming years.

Because the magnitude of changes in value of interest bearing obligations is greater for obligations with longer terms, the Fund seeks to reduce changes in its share value by maintaining a portfolio of investments with a dollar-weighed average maturity normally less than five years. There is no limitation on the maturity of any specific security the Fund may purchase. The Fund may dispose of any security before it matures. The Fund also attempts to reduce changes in it share value through credit analysis, selection and diversification.

The Fund ordinarily acquires and holds securities for investment rather than for realization of gains by short term trading on market fluctuations. However, it may dispose of any security prior to its scheduled maturity to enhance income or reduce loss, to change the portfolio's average maturity, or to otherwise respond to current market conditions. The objective of preserving capital may prevent the Fund from obtaining the highest yields available.

Under normal conditions the Fund invests at least 65% of its total assets in municipal obligations originating in California, and normally invests 100% of its net assets in municipal obligations originating in California or issued by United States territories and possessions. The Fund may invest up to 20% of its net assets in taxable securities which would produce income not exempt from federal or California income tax. These investments may be made due to market conditions, pending investment of idle funds or to afford liquidity. The Fund's temporary taxable investments may exceed 20% of its net assets when made for defensive purposes during periods of abnormal market conditions. If the Fund found it necessary to own taxable investments, some of its income would be subject to federal and California income taxes.

Principal Risks of Investing in the Fund
----------------------------------------

The value of the Fund's shares and its dividends will fluctuate in response to changes in interest rates. When interest rates increase, the value of the Fund's investments declines and the Fund's share value is reduced.
This effect is more pronounced for intermediate and longer term obligations owned by the Fund. During periods of declining interest rates the Fund's dividends decline. The value of Fund shares also could be reduced if municipal obligations held by the Fund were downgraded by rating agencies, or went into default, or if legislation or other government action reduces the ability of issuers to pay principal and interest when due or changes the tax treatment of interest on municipal obligations. Because the Fund invests primarily in obligations originating in California, the Fund's share value may be more sensitive to adverse economic or political developments in that state. In particular, the California economy's dependence on Asian markets, an employment rate which exceeds the national average, increases in governmental expenditures and projected declines in the growth of governmental revenues could impair the ability of some governmental issuers to meet their debt payment obligations. A portion of the Fund's dividends could be subject to the federal alternative minimum tax. The loss of money is a risk of investing in a Fund, and when you sell your shares they may be worth less than what you paid for them.

An investment in a Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Additional information about Fund investments, investment strategies and risks of investing in the Fund appears below beginning on page 24.

Past Performance of the Fund
----------------------------

The following information provides some indication of the risks of investing in the Fund by showing how the Fund's investment results vary from year to year. The bar chart shows how the annual total returns for Class A shares have been different in each full year shown, and the average annual total return figures compare Class A and Class C share performance to the Lehman Five-Year General Obligation Bond Index, a broad measure of market performance. The index is a model portfolio of municipal general obligations bonds throughout the United States, with a constant maturity of five years. Performance in the past is not necessarily an indication of how the Fund will perform in the future.

The sales charge for Class A shares is not reflected in the returns shown in the bar charts, and the returns would be less if the charge was taken into account.

The following are presented as bar graphs in the Prospectus
Limited Term California Fund Annual Total Returns Class A Shares
--------------------------------------------------------------------------

15%

10%                   8.21       10.27
       7.52   7.53                              5.84                 6.26

 5%                                      4.31           4.97

 0%
                            -2.13                              0.48
-3
       1991   1992   1993   1994   1995   1996   1997   1998   1999  2000

Highest quarterly results for time period shown: 3.77% (quarter ended
3/31/95).
Lowest quarterly results for time period shown: -2.08% (quarter ended
3/31/94).

Year-to-date return for Class A shares: 2.34% (period ended
6/30/01).

The sales charge for Class A shares is not reflected in the returns shown in the bar chart above, and the returns would be less if the charge was taken into account.

Limited Term California Fund Average Annual Total Returns
-------------------------------------------------------
(periods ended 12/31/00)

                         One Year   Five Years  Ten Years  Since Inception
                         --------   ----------  ---------  ---------------
    Class A Shares        4.68%       4.04%       5.10%     5.53% (2/19/87)
    Lehman 5 year GO Bd
      Index               7.70%       4.95%       6.23%     6.18%

    Class C Shares        5.42%       3.95%        N/A      4.29% (9/1/94)
    Lehman 5 year GO Bd
      Index               7.70%       4.95%        N/A      5.52%

FEES AND EXPENSES OF THE FUND

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (Fees paid directly from your investment)

                                               Limited Term Municipal Funds
                                                     Class A    Class C
                                                     -------    -------
 Maximum Sales Charge (Load) on Purchases             1.50%      none
     (as a percentage of offering price)
     Maximum Deferred Sales Charge on Redemptions     0.50%*    0.50%**
     (as a percentage of redemption proceeds or
      original purchase price, whichever is lower)
 * Imposed only on redemptions of purchases greater than $1 million in the event of a redemption within 12 months of purchase.
** Imposed only on redemptions of Class C shares within 12 months of purchase.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)

Thornburg Limited Term Municipal Fund-California Portfolio

                                           Class A    Class C
     Management Fee                             .50%       .50%
     Distribution and Service (12b-1) Fees      .25%      1.00%
     Other Expenses                             .30%       .51%
                                                ----      -----
           Total Annual Operating Expenses     1.05%*     2.01%*


*Thornburg Investment Management, Inc. and Thornburg Securities Corporation intend to waive fees and reimburse expenses so that actual Class A expenses are .99% and actual Class C expenses are 1.40%. Waiver of fees and reimbursement of expenses may be terminated at any time.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                     1 Year  3 Years  5 Years  10 Years
                        ------  -------  -------  --------
     Class A Shares      $256    $481     $725     $1,426
     Class C Shares       256     638    1,096      2,369

You would pay the following expenses if you did not redeem your Class C shares:

                        1 Year  3 Years  5 Years  10 Years
                        ------  -------  -------  --------
     Class C Shares     $ 206   $  638   $ 1,096  $  2,369

Intermediate National Fund

Investment Goals
----------------

The primary investment goal of Intermediate National Fund is to obtain as high a level of current income exempt from federal individual income tax as is consistent, in the view of the Fund's investment adviser, with preservation of capital. The secondary goal of the Fund is to reduce expected changes in its share price compared to long-term bond portfolios. The Fund's primary and secondary goals are fundamental policies, and may not be changed without a majority vote of the Fund's shareholders.


Principal Investment Strategies
------------------------------

The Fund pursues its primary goal by investing principally in a laddered maturity portfolio of municipal obligations issued by states and state agencies, local governments and their agencies, and by certain United States territories and possessions. Thornburg Investment Management, Inc. (Thornburg) actively manages the Fund's portfolio. Investment decisions are based upon outlooks for interest rates and securities markets, the supply of municipal debt securities, and analysis of specific securities. The Fund invests in obligations which are rated as investment grade or, if unrated, which are issued by obligors which have comparable investment grade obligations outstanding or which are deemed by Thornburg to be comparable to obligors with outstanding investment grade obligations. Securities ratings are discussed beginning on page 26. The Fund's investment portfolio is "laddered" by investing in obligations of different maturities so that some obligations mature during each of the coming years.

Because the magnitude of changes in value of interest bearing obligations is greater for obligations with longer terms, the Fund seeks to reduce changes in its share value by maintaining a portfolio of investments with a dollar-weighed average maturity of normally three to ten years. During temporary periods the Fund's portfolio maturity may be reduced for defensive purposes. There is no limitation on the maturity of any specific security the Fund may purchase. The Fund may dispose of any security before it matures. The Fund also attempts to reduce changes in its share value through credit analysis, selection and diversification.

The Fund ordinarily acquires and holds securities for investment rather than for realization of gains by short term trading on market fluctuations. However, it may dispose of any security prior to its scheduled maturity to enhance income or reduce loss, to change the portfolio's average maturity, or to otherwise respond to current market conditions. The objective of preserving capital may prevent the Fund from obtaining the highest yields available.

The Fund normally invests 100% of its net assets in municipal obligations. The Fund may invest up to 20% of its net assets in taxable securities which would produce income not exempt from federal income tax, because of market conditions, pending investment of idle funds or to afford liquidity. The Fund's temporary taxable investments may exceed 20% of its net assets when made for defensive purposes during periods of abnormal market conditions. If the Fund found it necessary to own taxable investments, some of its income would be subject to federal income tax.

Principal Risks of Investing in the Fund
-----------------------------------------

The value of the Fund's shares and its dividends will fluctuate in response to changes in interest rates. When interest rates increase, the value of the Fund's investments declines and the Fund's share value is reduced.
This effect is more pronounced for intermediate and longer term obligations owned by the Fund. During periods of declining interest rates the Fund's dividends decline. The value of Fund shares also could be reduced if municipal obligations held by the Fund were downgraded by rating agencies, or went into default, or if legislation or other government action reduces the ability of issuers to pay principal and interest when due or changes the tax treatment of interest on municipal obligations. A portion of the Fund's dividends could be subject to the federal alternative minimum tax. The loss of money is a risk of investing in the Fund, and when you sell your shares they may be worth less than what you paid for them.

An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Additional information about Fund investments, investment strategies and risks of investing in the Fund appears below beginning on page 24.

Past Performance of the Fund
----------------------------

The following information provides some indication of the risks of investing in the Fund by showing how the Fund's investment results vary from year to year. The bar chart shows how the annual total returns for Class A shares have been different in each full year shown. The average annual total return figures compare Class A and Class C share performance to the Merrill Lynch Municipal (7-12 years) Bond Index, a broad measure of market performance. The Index Performance in the past is not necessarily an indication of how the Fund will perform in the future.

The following are presented as bar graphs in the Prospectus
Intermediate National Fund Annual Total Returns Class A Shares
------------------------------------------------------------------

15%
            12.29        13.22
10%  9.81
                                        7.20   5.47           6.91
 5%
                                 4.45
 0%                                                   -1.98
                  -2.48
-3
     1992   1993   1994   1995   1996   1997   1998    1999   2000

Highest quarterly results for time period shown: 4.91% (quarter ended
3/31/95)
Lowest quarterly results for time period shown: -3.33% (quarter ended
3/31/94).

Year-to-date return for Class A shares: 2.65% (period ended
6/30/01).

The sales charge for Class A shares is not reflected in the returns shown in the bar chart above, and the returns would be less if the charge was taken into account.

Intermediate National Fund Average Annual Total Returns
-------------------------------------------------------
(periods ended 12/31/00)

                         One Year   Five Years  Since Inception
                         --------   ----------  ---------------
    Class A Shares        4.78%       3.94%       5.96% (7/22/91)
    Merrill Lynch
     Municipal
     Bond Index          11.26%       6.10%       6.83%

    Class C Shares        6.51%       3.93%       4.73% (9/1/94)
    Merrill Lynch
     Municipal Bond
     Index               11.26%       6.10%       6.76%

FEES AND EXPENSES OF THE FUND

The following tables describe the fees and expenses you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (Fees paid directly from your investment)

                                                      Class A    Class C
                                                      -------    -------
  Maximum Sales Charge (Load) on Purchases             2.00%      none
     (as a percentage of offering price)
     Maximum Deferred Sales Charge (Load) on
     Redemptions                                       0.50%*    0.60%**
     (as a percentage of redemption proceeds or
      original purchase price, whichever is lower)
 * Imposed only on redemptions of purchases greater than $1 million in the event of a redemption within 12 months of purchase.
** Imposed only on redemptions of Class C shares within 12 months of purchase.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)

Thornburg Intermediate Municipal Fund
                                                    Class A    Class C
                                                    -------    -------
     Management Fee                                   .50%       .50%
     Distribution and Service (12b-1) Fees            .24%      1.00%
     Other Expenses                                   .28%       .33%
                                                     -----      -----
            Total Annual Fund Operating Expenses     1.02%*     1.83%*

*Thornburg Investment Management, Inc. and Thornburg Securities Corporation intend to waive fees and reimburse expenses so that actual Class A expenses are 1.00% and actual Class C expenses are 1.40%. Waiver of fees and reimbursement of expenses may be terminated at any time.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year, dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                        1 Year  3 Years  5 Years  10 Years
                        ------  -------  -------  --------
     Class A Shares      $306    $530     $772     $1,469
     Class C Shares       248     581    1,001      2,175

You would pay the following expenses if you did not redeem your Class C shares:

                        1 Year  3 Years  5 Years  10 Years
                        ------  -------  -------  --------
     Class C Shares     $  188   $  581  $ 1,001  $ 2,175

Intermediate New Mexico Fund

Investment Goals
----------------

The primary investment goal of Intermediate New Mexico Fund is to obtain as high a level of current income exempt from federal and New Mexico state individual income taxes as is consistent, in the view of the Fund's investment adviser, with preservation of capital. The secondary goal of the Fund is to reduce expected changes in its share price compared to long-term bond portfolios. The Fund's primary and secondary goals are fundamental policies, and may not be changed without a majority vote of the Fund's shareholders.

Principal Investment Strategies
--------------------------------

The Fund pursues its primary goal by investing principally in a laddered maturity portfolio of municipal obligations issued by the State of New Mexico and its agencies, and by New Mexico local governments and their agencies. Thornburg Investment Management, Inc. Thornburg actively manages the Fund's portfolio. Investment decisions are based upon outlooks for interest rates and securities markets, the supply of municipal debt securities, and analysis of specific securities. The Fund invests in obligations which are rated as investment grade or, if unrated, which are issued by obligors which have comparable investment grade obligations outstanding or which are deemed by Thornburg to be comparable to obligors with outstanding investment grade obligations. Securities ratings are discussed beginning on page 26. The Fund may invest in obligations issued by certain United States territories and possessions. The Fund's portfolio is "laddered" by investing in obligations of different maturities so that some obligations mature during each of the coming years.

Because the magnitude of changes in value of interest bearing obligations is greater for obligations with longer terms, the Fund seeks to reduce changes in its share value by maintaining a portfolio of investments with a dollar-weighed average maturity of normally three to ten years. During temporary periods the Fund's portfolio maturity may be reduced for defensive purposes. There is no limitation on the maturity of any specific security the Fund may purchase. The Fund may dispose of any security before it matures. The Fund also attempts to reduce changes in it share value through credit analysis, selection and diversification.

The Fund ordinarily acquires and holds securities for investment rather than for realization of gains by short term trading on market fluctuations. However, it may dispose of any security prior to its scheduled maturity to enhance income or reduce loss, to change the portfolio's average maturity, or to otherwise respond to current market conditions. The objective of preserving capital may prevent the Fund from obtaining the highest yields available.

Under normal conditions the Fund invests at least 65% of its total assets in municipal obligations originating in New Mexico, and normally invests 100% of its net assets in municipal obligations originating in New Mexico or issued by United States territories or possessions. The Fund may invest up to 20% of its net assets in taxable securities which produce income not exempt from federal or New Mexico income tax. These investments may be made due to market conditions, pending investment of idle funds or to afford liquidity. The Fund's temporary taxable investments may exceed 20% of its net assets when made for defensive purposes during periods of abnormal market conditions. If the Fund found it necessary to own taxable investments, some of the Fund's income would be subject to federal and New Mexico income taxes.

Principal Risks of Investing in the Fund
---------------------------------------

The value of the Fund's shares and its dividends will fluctuate in response to changes in interest rates. When interest rates increase, the value of the Fund's investments declines and the Fund's share value is reduced.
This effect is more pronounced for intermediate and longer term obligations owned by the Fund. During periods of declining interest rates the Fund's dividends decline. The value of Fund shares also could be reduced if obligations held by the Fund were downgraded by rating agencies, or went into default, or if legislation or other government action reduces the ability of issuers to pay principal and interest when due or changes the tax treatment of interest on municipal obligations. Because the Fund invests primarily in obligations originating in New Mexico, the Fund's share value may be more sensitive to adverse economic or political developments in that state. Revenues of the state and certain political subdivisions may be particularly dependent in some periods on fluctuating natural resource severance taxes federal funding of research facilities such as Los Alamos and Sandia Laboratories, and a relatively undiversified economy in some regions. A portion of the Fund's dividends could be subject to the federal alternative minimum tax. The loss of money is a risk of investing in the Fund, and when you sell your shares they may be worth less than what you paid for them.

An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund is a nondiversified investment company, and means that it may invest a greater proportion of its assets in the securities of a single issuer. This may be riskier, because a default or other adverse condition affecting such an issuer could cause the Fund's share price to decline to a greater degree.

Additional information about Fund investments, investment strategies and risks of investing in the Fund appears below beginning on page 24.

Past Performance of the Fund
-----------------------------

The following information provides some indication of the risks of investing in the Fund by showing how the Fund's investment results vary from year to year. The bar chart shows how the annual total returns for Class A shares have been different in each full year shown. The average annual total return figures compare Class A share performance to the Merrill Lynch Municipal (7-12 years) Bond Index, a broad measure of market performance. The Index is a model portfolio of municipal obligations from throughout the United States, with an average portfolio maturity which ranges from seven to 12 years. Performance in the past is not necessarily an indication of how the Fund will perform in the future.

The following are presented as bar graphs in the Prospectus Intermediate New Mexico Fund Annual Total Returns Class A Shares
-----------------------------------------------------------------
15%
            10.31        11.15
10%
     8.63                               6.49                 6.57
 5%                              4.20          4.89
                                                     -0.05
 0%

-3                -1.91
     1992   1993   1994   1995   1996   1997   1998   1999   2000

Highest quarterly results for time period shown: 4.43% (quarter ended
3/31/95).
Lowest quarterly results for time period shown: -2.91% (quarter ended
3/31/94).

Year-to-date return for Class A shares: 2.77% (period ended
6/30/01).

The sales charge for Class A shares is not reflected in the returns shown in the bar chart above, and the returns would be less if the charge was taken into account.

Intermediate New Mexico Fund Average Annual Total Returns
-------------------------------------------------------
(periods ended 12/31/00)

                         One Year    Five Years    Since Inception
                         --------    ----------    --------------
    Class A Shares        4.44%         3.97%           5.63% (6/18/91)
    Merrill Lynch
      Municipal Bond
      Index              11.26%         6.10%           6.92%

    Class D Shares        6.29%         N/A             3.54% (6/1/99)
    Merrill Lynch
      Municipal Bond
      Index              11.26%         N/A             6.52%

FEES AND EXPENSES OF THE FUND

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (Fees paid directly from your investment)

                                               Class A    Class D
                                               -------    -------
Maximum Sales Charge (Load) on Purchases        2.00%      none
 (as a percentage of offering price)
Maximum Deferred Sales Charge (Load)on
  Redemptions                                   0.50%*     none
 (as a percentage of redemption proceeds or
  original purchase price, whichever is lower)
 * Imposed only on redemptions of purchases greater than $1 million in the event of a redemption within 12 months of purchase.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)

Thornburg New Mexico Intermediate Municipal Fund

                                                    Class A   Class D
                                                    -------   -------
     Management Fee                                   .50%      .50%
     Distribution and Service (12b-1) Fees            .24%     1.00%
     Other Expenses                                   .29%     1.23%
                                                     -----     -----
            Total Annual Fund Operating Expenses     1.03%*    2.73%*

Thornburg Investment Management, Inc. and Thornburg Securities Corporation intend to waive fees and reimburse expenses so that actual Class A expenses are .99% and actual Class D expenses are 1.25%. Reimbursement of expenses and waivers of fees may be terminated at any time.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year, dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                        1 Year  3 Years  5 Years  10 Years
                        ------  -------  -------  --------
     Class A Shares      $304    $523     $761     $1,446
     Class D Shares      $280    $860   $1,466     $3,110

Intermediate Florida Fund

Investment Goals
----------------

The primary investment goal of Intermediate Florida Fund is to obtain as high a level of current income exempt from federal individual income tax as is consistent, in the view of the Fund's investment adviser, with preservation of capital. The Fund also seeks exemption of its shares from the Florida "intangibles" tax on securities owned by individuals. The secondary goal of the Fund is to reduce expected changes in its share price compared to long-term bond portfolios. The Fund's primary and secondary goals are fundamental policies, and may not be changed without a majority vote of the Fund's shareholders.

Principal Investment Strategies
-------------------------------

The Fund pursues its primary goal by investing principally in a laddered maturity portfolio of municipal obligations issued by the State of Florida and its agencies, and by Florida local governments and their agencies. Thornburg Investment Management, Inc. (Thornburg) actively manages the Fund's portfolio. Investment decisions are based upon outlooks for interest rates and securities markets, the supply of municipal debt securities, and analysis of specific securities. The Fund invests in obligations which are rated as investment grade or, if unrated, which are issued by obligors which have comparable investment grade obligations outstanding or which are deemed by Thornburg to be comparable to obligors with outstanding investment grade obligations. Securities ratings are discussed beginning on page 26. The Fund may invest in obligations issued by certain United States territories and possessions. The Fund's portfolio is "laddered" by investing in obligations of different maturities so that some obligations mature during each of the coming years.

Because the magnitude of changes in value of interest bearing obligations is greater for obligations with longer terms, the Fund seeks to reduce changes in its share value by maintaining a portfolio of investments with a dollar-weighed average maturity of normally three to ten years. During temporary periods the Fund's portfolio maturity may be reduced for defensive purposes. There is no limitation on the maturity of any specific security the Fund may purchase. The Fund may dispose of any security before it matures. The Fund also attempts to reduce changes in its share value through credit analysis, selection and diversification.

The Fund ordinarily acquires and holds securities for investment rather than for realization of gains by short term trading on market fluctuations. However, it may dispose of any security prior to its scheduled maturity to enhance income or reduce loss, to change the portfolio's average maturity, or to otherwise respond to current market conditions. The objective of preserving capital may preclude the Fund from obtaining the highest yields available.

Under normal conditions the Fund invests at least 65% of its total assets in municipal obligations originating in Florida, and normally invests 100% of its net assets in municipal obligations originating in Florida or issued by United States territories and possessions. The Fund may invest up to 20% of its net assets in taxable securities which would produce income not exempt from federal income tax because of market conditions, pending investment of idle funds or to afford liquidity. The Fund's temporary taxable investments may exceed 20% of its net assets when made for defensive purposes during periods of abnormal market conditions. If the Fund found it necessary to own taxable investments, some of the Fund's income would be subject to federal income tax and the Florida intangibles tax could apply.

Principal Risks of Investing in the Fund
---------------------------------------

The value of the Fund's shares and its dividends will fluctuate in response to changes in interest rates. When interest rates increase, the value of the Fund's investments declines and the Fund's share value is reduced.
This effect is more pronounced for intermediate and longer term obligations owned by the Fund. During periods of declining interest rates the Fund's dividends decline. The value of Fund shares also could be reduced if municipal obligations held by the Fund were downgraded by rating agencies, or went into default, or if legislation or other government action reduces the ability of issuers to pay principal and interest when due or changes the tax treatment of interest on municipal obligations. Because the Fund invests primarily in obligations originating in Florida, the Fund's share value may be more sensitive to adverse political or economic developments in that state. Rapid growth in Florida has increased the need for educational facilities and other government infrastructure. Although recent government revenues have increased, some slowing in revenue growth is expected, and over-dependence on the sales tax increases the vulnerability to recession and possible slower growth in the tax base. A portion of the Fund's dividends may be subject to the federal alternative minimum tax. The loss of money is a risk of investing in the Fund, and when you sell your shares they may be worth less than what you paid for them.

An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund is a nondiversified investment company, and means that it may invest a greater proportion of its assets in the securities of a single issuer. This may be riskier, because a default or other adverse condition affecting such an issuer could cause the Fund's share price to decline to a greater degree.

Additional information about Fund investments, investment strategies and risks of investing in the Fund appears below beginning on page 24.

Past Performance of the Fund
---------------------------

The following information provides some indication of the risks of investing in the Fund by showing how the Fund's investment results vary from year to year. The bar chart shows how the annual total returns for Class A shares have been different in each full year shown. The average annual total return figures compare Class A share performance to the Merrill Lynch Municipal (7-12 years) Bond Index, a broad measure of market performance. The Index is a model portfolio of municipal obligations from throughout the United States, with an average portfolio maturity which ranges from seven to 12 years. Performance in the past is not necessarily an indication of how the Fund will perform in the future.

The following are presented as bar graphs in the Prospectus
Intermediate Florida Fund Annual Total Returns Class A Shares
-----------------------------------------------------------
15%
     12.19
10%
                    7.28                7.50
 5%                       5.18
            4.67
 0%                             -1.12

-3
     1995   1996   1997   1998   1999   2000

Highest quarterly results for time period shown: 4.68% (quarter ended
3/31/95).
Lowest quarterly results for time period shown: -1.37% (quarter ended
6/30/99).

Year-to-date return for Class A shares: 3.52% (period ended
6/30/01).

The sales charge for Class A shares is not reflected in the returns shown in the bar chart, and the returns would be less if the charge was taken into account.

Intermediate Florida Fund Average Annual Total Returns
----------------------------------------------------
(periods ended 12/31/00)

                         One Year   Five Years    Since Inception
                         --------   ----------    ---------------
    Class A Shares        5.33%       4.24%         4.44% (2/1/94)
    Merrill Lynch
     Municipal Bond
     Index               11.26%       6.10%         5.80%


FEES AND EXPENSES OF THE FUND

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (Fees paid directly from your investment)

                                                      Class A
                                                      -------
     Maximum Sales Charge (Load) on Purchases          2.00%
     (as a percentage of offering price)
     Maximum Deferred Sales Charge (Load)on
      Redemptions                                      0.50%*
     (as a percentage of redemption proceeds or
      original purchase price, whichever is lower)
 * Imposed only on redemptions of purchases greater than $1 million in the event of a redemption within 12 months of purchase.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)

Thornburg Florida Intermediate Municipal Fund

                                                    Class A
                                                    -------
     Management Fee                                   .50%
     Distribution and Service (12b-1) Fees            .25%
     Other Expenses                                   .35%
                                                     -----
            Total Annual Fund Operating Expenses     1.10%*

*Thornburg Investment Management, Inc. intends to reimburse expenses so that actual expenses are .99%. Reimbursement of expenses may be terminated at any time.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year, dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                        1 Year  3 Years  5 Years  10 Years
                        ------  -------  -------  --------
     Class A Shares      $311    $545     $799     $1,527

Intermediate New York Fund

Investment Goals
----------------

The primary investment goal of Intermediate New York Fund is to obtain as high a level of current income exempt from federal, New York State and New York City individual income taxes as is consistent, in the view of the Fund's investment adviser, with preservation of capital. The secondary goal of the Fund is to reduce expected changes in its share price compared to long-term bond portfolios. The Fund's primary and secondary goals are fundamental policies, and may not be changed without a majority vote of the Fund's shareholders.

Principal Investment Strategies
-------------------------------

The Fund pursues its primary goal by investing principally in a laddered maturity portfolio of municipal obligations issued by New York State and its agencies, and by New York State Local governments and their agencies. Thornburg Investment Management, Inc. (Thornburg) actively manages the Fund's portfolio. Investment decisions are based upon outlooks for interest rates and securities markets, the supply of municipal debt securities, and analysis of specific securities. The Fund invests in obligations which are rated as investment grade or, if unrated, which are issued by obligors which have comparable investment grade obligations outstanding or which are deemed by Thornburg to be comparable to obligors with outstanding investment grade obligations. Securities ratings are discussed beginning on page 26. The Fund may invest in obligations issued by certain United States territories and possessions. The Fund's portfolio is "laddered" by investing in obligations of different maturities so that some obligations mature during each of the coming years.

Because the magnitude of changes in value of interest bearing obligations is greater for obligations with longer terms, the Fund seeks to reduce changes in its share value by maintaining a portfolio of investments with a dollar-weighed average maturity of normally three to ten years. During temporary periods the Fund's portfolio maturity may be reduced for defensive purposes. There is no limitation on the maturity of any specific security the Fund may purchase. The Fund may dispose of any security before it matures. The Fund also attempts to reduce changes in it share value through credit analysis, selection and diversification.

Although the Fund ordinarily acquires and holds securities for investment rather than for realization of gains by short term trading on market fluctuations, it may dispose of any security prior to its scheduled maturity to enhance income or reduce loss, to change the portfolio's average maturity, or to otherwise respond to current market conditions.
The objective of preserving capital may prevent the Fund from obtaining the highest yields available.

Under normal conditions the Fund invests at least 65% of its total assets in municipal obligations originating in New York State, and normally invests 100% of its net assets in municipal obligations originating in New York or issued by United States territories and possessions. The Fund may invest up to 20% of its net assets in taxable securities which would produce income not exempt from federal or New York income tax because of market conditions, pending investment of idle funds or to afford liquidity. The Fund's temporary taxable investments may exceed 20% of its net assets when made for defensive purposes during periods of abnormal market conditions. If the Fund found it necessary to own taxable investments, some of the Fund's income would be subject to federal and New York State and City income taxes.

Principal Risks of Investing in the Fund
----------------------------------------

The value of the Fund's shares and its dividends will fluctuate in response to changes in interest rates. When interest rates increase, the value of the Fund's investments declines and the Fund's share value is reduced. The effect is more pronounced for intermediate and longer term obligations owned by the Fund. During periods of declining interest rates the Fund's dividends decline. The value of Fund shares also could be reduced if municipal obligations held by the Fund were downgraded by rating agencies, or went into default, or if legislation or other government action reduces the ability of issuers to pay principal and interest when due or changes the tax treatment of interest on municipal obligations. Because the Fund invests primarily in obligations originating in New York, the Fund's share value may be more sensitive to adverse economic or political developments in that state. Because of higher revenues from income taxes, New York State has not addressed proposed spending reductions. Recession or adverse conditions which affect specific industries such as financial services could have a significant negative impact on New York public finance. A portion of the Fund's dividends could be subject to the federal alternative minimum tax. The loss of money is a risk of investing in a Fund, and when you sell your shares they may be worth less than what you paid for them.

An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund is a nondiversified investment company, and means that it may invest a greater proportion of its assets in the securities of a single issuer. This may be riskier, because a default or other adverse condition affecting such an issuer could cause the Fund's share price to decline to a greater degree.

Additional information about Fund investments, investment strategies and risks of investing in the Fund appears below beginning on page 24.

Past Performance of the Fund
----------------------------

The following information provides some indication of the risks of investing in the Fund by showing how the Fund's investment results vary from year to year. The bar chart shows how the annual total returns for Class A shares have been different in each full year shown. The average annual total return figures compare Class A share performance to the Merrill Lynch Municipal (7-12 years) Bond Index, a broad measure of market performance. The Index is a model portfolio of municipal general obligation bonds from throughout the United States, with an average portfolio maturity which ranges from seven to 12 years. Performance in the past is not necessarily an indication of how the Fund will perform in the future.

The following are presented as bar graphs in the Prospectus
Intermediate New York Fund Annual Total Returns Class A Shares
-------------------------------------------------------------

15%

10%
                    8.31
 5%   5.88
            -0.32
 0%

-3
      1998   1999   2000

Highest quarterly results for time period shown: 3.11% (quarter ended
12/31/00).
Lowest quarterly results for time period shown: -1.53% (quarter ended
6/30/99).

Year-to-date return for Class A shares: 3.23% (period ended
6/30/01).

The sales charge for Class A shares is not reflected in the returns shown in the bar chart, and the returns would be less if the charge was taken into account.

Intermediate New York Fund Average Annual Total Returns
------------------------------------------------------
(periods ended 12/31/00)
                               One Year    Since Inception
                                                 (9/5/97)
                                  --------    ---------------
    Class A Shares                 6.12%          4.48%
    Merrill Lynch
      Municipal Bond Index        11.26%          6.15%


FEES AND EXPENSES OF THE FUND

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (Fees paid directly from your investment)

                                                      Class A
                                                      -------
     Maximum Sales Charge (Load) on Purchases          2.00%
     (as a percentage of offering price)
     Maximum Deferred Sales Charge (Load)on
      Redemptions                                      0.50%*
     (as a percentage of redemption proceeds or
      original purchase price, whichever is lower)
 * Imposed only on redemptions of purchases greater than $1 million in the event of a redemption within 12 months of purchase.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)


Thornburg New York Intermediate Municipal Fund
                                                      Class A
                                                      -------
     Management Fee                                     .50%
     Distribution and Service (12b-1) Fees              .25%
     Other Expenses                                     .38%
                                                       -----
            Total Annual Fund Operating Expenses       1.13%*


*Thornburg Investment Management, Inc. intends to reimburse expenses so that actual expenses are .87%. Reimbursement of expenses may be terminated at any time.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year, dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                     1 Year  3 Years  5 Years  10 Years
                        ------  -------  -------  --------
     Class A Shares      $314    $556      $817    $1,565

Limited Term U.S. Government Fund

Investment Goals
-----------------

The primary goal of Government Fund is to provide as high a level of current income as is consistent, in the view of The Fund's investment adviser, with safety of capital. As a secondary goal, the Fund seeks to reduce changes in its share price compared to longer term portfolios. The Fund's primary and secondary goals are fundamental Fund policies, and may not be changed without a majority vote of the Fund's shareholders.

Principal Investment Strategies
---------------------------------

Thornburg Investment Management, Inc. (Thornburg) actively manages the Fund's investments in pursuing the Fund's primary investment goal. Investment decisions are based upon domestic and international economic developments, outlooks for securities markets, interest rates and inflation, the supply and demand for debt securities, and other factors. The Fund's investments are determined by individual security analyses. The Fund ordinarily acquires and holds securities for investment rather than for realization of gains by short term trading on market fluctuations. However, it may dispose of any security before its scheduled maturity to enhance income or reduce loss, to change the portfolio's average maturity, or to otherwise respond to market conditions.

Government Fund invests at least 65% of its total assets in obligations issued or guaranteed by the United States Government or its agencies or instrumentalities. The Fund also may invest readily marketable participations in such obligations or in repurchase agreements secured by such obligations. "Participations" are undivided interests in pools of securities where the underlying government credit support passes through to the participants. Securities issued by agencies also may include "Ginnie Mae," "Freddie Mac" and "Fannie Mae" certificates, collateralized mortgage obligations (CMOs), and other mortgage-backed securities.

Because the magnitude of changes in the value of interest bearing obligations is greater for obligations with longer terms, the Fund seeks to reduce changes in its share value by maintaining a portfolio of investments with a dollar-weighed average maturity or expected life normally less than five years. There is no limitation on the maturity of any specific security the Fund may purchase, and the Fund may sell any security before it matures. The Fund also attempts to reduce changes in share value through credit analysis, selection and diversification.

Principal Risks of Investing in the Fund
---------------------------------------

The value of the Fund's shares and its dividends will change in response to changes in market interest rates. When interest rates increase, the value of the Fund's investments declines and the Fund's share value is reduced. This effect is more pronounced for any intermediate or longer term obligations owned by the Fund. Value changes in response to interest rate changes also may be more pronounced for mortgage-backed securities owned by the Fund. Additionally, decreases in market interest rates may result in prepayments of certain obligations the Fund will acquire. These prepayments may require the Fund to reinvest at a lower rate of return. Although the Fund will acquire obligations issued or guaranteed by the U.S. Government and its agencies or instrumentalities, neither the Fund's net asset value nor its dividends are guaranteed by the U.S. Government.

Some investments owned by the Fund are not issued by the U.S. Government and may be subject to default or delays in payment, or could be downgraded by rating agencies, reducing the value of the Fund's shares. A fall in worldwide demand for U.S. Government Securities or general economic decline could lower the value of those securities.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The loss of money is a risk of investing in the Fund, and when you sell your shares they may be worth less than what you paid for them. If your sole objective is preservation of capital, then the Fund may not be suitable for you because the Fund's share value will fluctuate as interest rates change. Investors whose sole objective is preservation of capital may wish to consider a high quality money market fund.

Additional information about Fund investments, investment strategies, and risks of investing in the Fund appears below beginning on page 24.

Past Performance of the Fund
----------------------------

The following information provides some indication of the risks of investing in the Fund by showing how the Fund's investment results vary from year to year. The bar chart shows how the annual total returns for Class A shares have been different in each full year shown. The average annual total return figures compare Class A and Class C share performance to the Lehman Brothers Intermediate Government Bond Index, a broad measure of market performance. The Index is a model portfolio of U.S. Government obligations. Performance in the past is not necessarily an indication of how the Fund will perform in the future.

The following are presented as bar graphs in the Prospectus
Limited Term U.S. Government Fund Annual Total Returns For Class A Shares
---------------------------------------------------------------------------
20%

15%
     12.53%                     12.98%
10%                                                               9.62%
           7.38%                                     6.99%
 5%                6.19%                       6.58%
                                        4.29%
 0%                                                          0.22%
                         -2.07%
-5
     1991   1992   1993   1994   1995   1996   1997   1998   1999   2000

Highest quarterly results for time period shown: 4.29% (quarter ended
9/30/91)
Lowest quarterly results for time period shown: -1.52% (quarter ended
3/31/94).

Year-to-date return for Class A shares: 3.08% (period ended
6/30/01).

The sales charge for Class A shares is not reflected in the returns shown in the bar chart above, and returns would be less if the charge was taken into account.

Limited Term U.S. Government Fund Average Annual Total Returns
---------------------------------------------------------------
(periods ended 12/31/00)

                   One Year    Five Years   Ten Years   Since Inception
                   --------    ----------   ---------    ---------------

Class A Shares      7.99%         5.18%       6.22%        6.73% (11/16/87)

Lehman Intermediate
  Government Bond
  Index            10.47%         6.19%       7.19%        7.75%

Class C Shares      9.24%         5.07%        N/A         5.76% (9/1/94)

Lehman Intermediate
  Government Bond
  Index            10.47%         6.19%        N/A         6.95%


FEES AND EXPENSES OF THE FUND

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
----------------
   Limited Term U.S. Government Fund                  Class A    Class C
                                                      -------    -------
     Maximum Sales Charge (Load) imposed on            1.50%      none
     purchases (as a percentage of offering price)
     Maximum Deferred Sales Charge (Load) (as a        0.50%*    0.50%**
     percentage of the lesser of redemption proceeds or original offering price)
 * imposed only on redemptions of purchases greater than $1 million in the event of a redemption within 12 months of purchase
** imposed only on redemptions of Class C shares within 12 months of purchase

Annual Fund Operating Expenses (expenses that are deducted
------------------------------  from Fund assets)

 Limited Term U.S. Government                Class A    Class C
     Management Fee                             .38%       .38%
     Distribution and Service (12b-1) Fees      .24%      1.00%
     Other Expenses                             .37%       .74%
                                                ----      -----
           Total Annual Fund Operating Expenses .99%      2.11%*

*Thornburg Investment Management, Inc. and Thornburg Securities Corporation intend to waive fees and reimburse expenses so that actual Class C expenses are 1.40%. Reimbursement of expenses and waiver of fees may be terminated at any time.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year, reimbursement of dividends and distributions, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                        1 Year  3 Years  5 Years  10 Years
                        ------  -------  -------  --------
     Class A Shares      $249 	   $459     $687    $1,345
     Class C Shares      $264     $661   $1,134    $2,441

You would pay the following expenses if you did not redeem your Class A shares:
                        1 Year  3 Years  5 Years  10 Years
                        ------  -------  -------  --------
     Class C Shares      $214    $661    $1,134    $2,441

Limited Term Income Fund

Investment Goals
----------------

The primary goal of Income Fund is to provide as high a level of current income as is consistent, in the view of the Fund's investment adviser, with safety of capital. As a secondary goal, the Fund seeks to reduce changes in its share prices compared to longer term portfolios. The Fund's primary and secondary goals are fundamental Fund policies, and may not be changed without a majority of the Fund's shareholders.

Principal Investment Strategies
-------------------------------

Thornburg Investment Management, Inc. (Thornburg) actively manages the Fund's portfolio in attempting to meet the Fund's primary investment goal. Investment decisions are based upon domestic and international economic developments, outlooks for securities markets, interest rates and inflation, the supply and demand for debt securities, and other factors. The Fund ordinarily acquires and holds securities for investment rather than for realization of gains by short term trading on market fluctuations. However, it may dispose of any security prior to its scheduled maturity to enhance income or reduce loss, to change the portfolio's average maturity, or to otherwise respond to current market conditions.

The Fund invests at least 65% of its net assets in (i) obligations of the U.S. Government, and its agencies and instrumentalities, and (ii) debt securities rated at the time of purchase in one of the three highest ratings of Standard & Poor's Corporation or Moody's Investor Services, Inc., or if not rated, judged to be of comparable quality by Thornburg. Debt securities the Fund may purchase include corporate debt obligations, GNMA certificates mortgage backed securities, other asset-backed securities, municipal obligations, and commercial paper and bankers' acceptances. Securities ratings are discussed beginning on page 26. The Fund emphasizes investments in U.S. Government securities and other issuers domiciled in the United States, but may purchase foreign securities of the same types and quality as the domestic securities it purchases, when Thornburg anticipates foreign securities offer more investment potential.

Because the magnitude of changes in the value of interest bearing obligations is greater for obligations with longer terms, the Fund seeks to reduce changes in its share value by maintaining a portfolio of investments with a dollar-weighted average maturity or expected life normally less than five years. There is no limitation on the maturity of any specific security the Fund may purchase, and the Fund may sell any security before it matures. The Fund also attempts to reduce changes in share value through credit analysis, selection and diversification.

Principal Risks of Investing in the Fund
-----------------------------------------

The value of the Fund's shares and its dividends will change in response to changes in market interest rates. When interest rates increase, the value of the Fund's investments declines and the Fund's share value is reduced. This effect is more pronounced for any intermediate or longer term obligations owned by the Fund. Value changes in response to interest rate changes also may be more pronounced for mortgage and asset backed securities owned by the Fund. Additionally, decreases in market interest rates may result in prepayments of certain obligations the Fund will acquire. These prepayments may require the Fund to reinvest at a lower rate of return.

Some investments owned by the Fund may be subject to default or delays in payment, or could be downgraded by rating agencies, reducing the value of the Fund's shares. A fall in worldwide demand for U.S. Government Securities or general economic decline could lower the value of these Securities. Additionally, foreign securities the Fund may purchase are subject to additional risks, including changes in currency exchange rates which may adversely affect the Fund's investments, political instability, confiscation, inability to sell foreign investments and reduced legal protections for investments.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The loss of money is a risk of investing in the Fund, and when you sell your shares they may be worth less than what you paid for them. If your sole objective is preservation of capital, then the Fund may not be suitable for you because the Fund's share value will fluctuate as interest rates change. Investors whose sole objective is preservation of capital may wish to consider a high quality money market fund.

Additional information about Fund investments, investment strategies, and risks of investing in the Fund appears below beginning on page 24.

Past Performance of the Fund
----------------------------

The following information provides some indication of the risks of investing in the Fund by showing how the Fund's investment results vary from year to year. The bar chart shows how the annual total returns for Class A shares have been different in each full year shown. The average annual total return figures compare Class A and Class C share performance to the Lehman Intermediate Government/Corporate Index, a broad measure of market performance. The Index is a model portfolio of U.S. Government and corporate debt obligations. Performance in the past is not necessarily an indication of how the Fund will perform in the future.


The following are presented as bar graphs in the Prospectus
Limited Term Income Fund Annual Total Returns for Class A Shares
------------------------------------------------------------
20%

15%                  15.42%

10%   9.57%
                              7.58%           6.40%       9.48%
 5%                                   5.58%
                                                      0.38
 0%

-5           -3.07%
      1993    1994    1995    1996    1997    1998    1999   2000


Highest quarterly results for time period shown: 4.87% (quarter ended
6/30/95).
Lowest quarterly results for time period shown: -2.45% (quarter ended
12/31/94).

Year-to-date return for Class A shares: 4.01% (period ended
6/30/01).

The sales charge for Class A shares is not reflected in the returns shown in the bar chart above and the returns would be less if the charge was taken into account.

Limited Term Income Fund Average Annual Total Returns
---------------------------------------------------
(periods ended 12/31/00)

                   One Year    Five Years   Since Inception
                   --------    ----------   ---------------

Class A Shares       7.84%        5.52%          5.93% (10/1/92)

Lehman Intermediate/
  Corporate Index   10.10%        6.11%          6.25%

Class C Shares       9.04%        5.45%          6.04% (9/1/94)

Lehman Intermediate/
  Corporate Index   10.10%        6.11%          7.00%


The sales charge for Class A shares is not reflected in the returns shown in the bar chart above, and returns would be less if the charge was taken into account.

FEES AND EXPENSES OF THE FUND

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund

Shareholder Fees (fees paid directly from your investment)
---------------
   Limited Term Income Fund                         Class A    Class C
                                                    -------    -------
     Maximum Sales Charge (Load)imposed on            1.50%      none
     purchases as a percentage of offering price)

     Maximum Deferred Sales Charge (Load)             0.50%*     0.50%**
     as a percentage of the lesser of redemption proceeds or original offering price)

* imposed only on redemptions of purchases greater than $1 million in the event of a redemption within 12 months of purchase.
  ** impose only on redemptions of Class C shares within 12 months of purchase

Annual Fund Operating Expenses (expenses that are deducted ------------------------------ from Fund assets)
   Limited Term Income Fund
                                                    Class A    Class C
                                                    -------    -------
     Management Fee                                   .50%       .50%
     Distribution and Service (12b-1) Fees            .24%      1.00%
     Other Expenses                                   .47%       .76%
                                                     -----      -----
            Total Annual Fund Operating Expenses     1.21%*     2.26%*

*Thornburg Investment Management, Inc. and Thornburg Securities Corporation intend to waive fees and reimburse expenses so that actual Class A expenses are .99% and actual Class C expenses are 1.40%. Reimbursement of expenses and waiver of fees may be terminated at any time.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year, reinvestment of dividends and distributions, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                        1 Year  3 Years  5 Years  10 Years
                        ------  -------  -------  --------
     Class A Shares      $272    $531     $810     $1,609
     Class C Shares      $282    $715   $1,226     $2,633

You would pay the following expenses if you did not redeem your Class C shares:

                        1 Year  3 Years  5 Years  10 Years
                        ------  -------  -------  --------
     Class C Shares      $232    $715    $1,226    $2,633

Thornburg Value Fund

Investment Goals
----------------

The Fund seeks long-term capital appreciation by investing in equity and debt securities of all types. This goal is a fundamental policy of the Fund and may be changed only with shareholder approval. The secondary, nonfundmental goal of the Fund is to seek some current income.

Principal Investment Strategies
------------------------------

Value Fund expects to invest primarily in domestic equity securities (primarily common stocks) selected on a value basis. However, the Fund may own a variety of securities, including foreign equity and debt securities, domestic debt securities and securities that are not currently paying dividends, which in the opinion of the Fund's investment adviser offer prospects for meeting the Fund's investment goals.

The Fund's investment adviser, Thornburg Investment Management, Inc. (Thornburg) intends to invest on an opportunistic basis, where it believes there is intrinsic value. The Fund's principal focus will be on traditional or "basic" value stocks. However, the portfolio may include stocks and other securities that in Thornburg's opinion provide value in a broader or different context. The relative proportions of these different types of securities will vary over time. The Fund ordinarily invests in stocks that may be depressed or reflect unfavorable market perceptions of company or industry fundamentals. Thornburg believes that investments in undervalued stocks, in addition to offering potential capital appreciation, will help limit loss in adverse markets. The Fund may invest in companies of any size, but invests primarily in the large and middle range of public company market capitalizations. Thornburg anticipates that the Fund ordinarily will have a weighted average dividend yield, before Fund expense, that is higher than the yield of the Standard & Poor's Composite Index of 500 Stocks.

Thornburg primarily uses individual company and industry analysis to make investment decisions.

Value, for purposes of the Fund's selection criteria, relates both to current and to projected measures. Among the specific factors considered by Thornburg in identifying undervalued securities for inclusion in the Fund are:

     - price/earnings ratio          - undervalued assets
     - price to book value           - relative earnings growth potential
     - price/cash flow ratio         - industry growth potential
     - debt/capital ration           - industry leadership
     - dividend yield                - dividend growth potential
     - dividend history              - franchise value
     - security and consistency      - potential for favorable
        of revenue stream               developments

The Fund typically makes equity investments in the following three types of companies:

Basic Value Companies which, in Thornburg's opinion, are financially sound companies with well established businesses whose stock is selling at low valuations relative to the companies' net assets or potential earning power.

Consistent Earner Companies when they are selling at valuations below historic norms. Stocks in this category generally sell at premium valuations and show steady earnings and dividend growth.

Emerging Franchises are rapidly growing companies that in Thornburg's opinion are in the process of establishing a leading position in a product, service or market and which Thornburg expects will grow, or continue to grow, at an above average rate. Under normal conditions the proportion of the Fund invested in companies of this type will be less than the proportions of the Fund invested in basic value or consistent growth companies.

The Fund selects foreign securities issued by companies domiciled in countries whose currencies are freely convertible into U.S. dollars, or in companies in other countries whose business is conducted primarily in U.S. dollars (which could include developing counties).

Debt securities will be considered for investment when Thornburg believes them to be more attractive than equity alternatives. When analyzing debt securities, Thornburg will ordinarily consider the issuer's overall financial strengths as well as prevailing market conditions for debt securities as opposed to equities. The Fund may purchase debt securities of any maturity and of any quality.

Principal Investment Risks
--------------------------

The value of the Fund's investments varies from day to day, generally reflecting changes in market conditions, political and economic news, interest rates, dividends and specific corporate developments. The value of the Fund's investments can be reduced by unsuccessful investment strategies and risks affecting foreign securities. Principal foreign investment risks are changes in currency exchange rates which may adversely affect the Fund's investments, economic and political instability, confiscation, inability to sell foreign investments, and reduced legal protections for investments. Debt securities owned by the Fund may decrease in value because of interest rate increases, defaults, or downgrades by rating agencies. The loss of money is a risk of investing in the Fund, and when you sell your shares they may be worth less than what you paid for them.

An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

Additional information about Fund investments, investment strategies, and risks of investing in the Fund appears below beginning on page 24.

Past Performance of the Fund
----------------------------

The following information provides some indication of the risks of investing in the Fund by showing how the Fund's investment results vary from year to year. The bar chart shows how the annual total returns for Class A shares have been different in each full year shown. The average annual total return figures compare Class A, Class B and Class C share performance to the Standard & Poor's 500 Index, a broad measure of market performance. Performance in the past is not necessarily an indication of how the Fund will perform in the future.

The following are presented as bar graphs in the Prospectus
Value Fund Annual Total Returns for Class A Shares
--------------------------------------------------

40%
     37.82                37.44
30%         33.70

20%                22.25

10%
                                 3.96
0%
     1996   1997   1998   1999   2000

Highest quarterly results for time period shown: 21.63% (quarter ended
12/31/99).
Lowest quarterly results for time period shown: -13.55% (quarter ended
9/30/98).

Year-to-date return for Class A shares: -2.64% (period ended 6/30/01).


The sales charge for Class A shares is not reflected in the returns shown in the bar chart, and the returns would be less if the charge was taken into account.

Value Fund Average Annual Total Return - Class A and C Shares
-------------------------------------------------------------
(periods ended 12/31/00)

                        1 Year    5 Years   Since Inception
                        ------    -------   ----------------
Class A Shares          -0.72%     25.18%       23.75% (10/2/95)

S&P 500                 -9.10%     18.15%       18.32%

Class B Shares           N/A        N/A         -8.25% (4/3/00)

S&P 500                  N/A        N/A        -11.90%

Class C Shares          2.14%     25.35%        23.86% (10/2/95)

S&P 500                -9.10%     18.15%        18.82%


Fees and Expenses of the Fund
-----------------------------

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholders Fees (Fees Paid Directly From Your Investment)
---------------------------------------------------------

                                   Class A   Class B   Class C
                                   -------   ------    ------
Maximum Sales Charges (Load)
imposed on purchases (as a
percentage of offering price)       4.50%     None      None

Maximum Deferred Sales Charge
(Load) (as a percentage
of the lesser of redemption
proceeds or original offering
price)                              1.00%(1) 5.00%(2) 1.00%(3)

(1) Imposed only on redemption of purchase of $1 million or more or redemptions by certain employee benefit plans and charitable organizations, if redemption occurs within one year of purchase.

(2) Class B shares are subject to a contingent deferred sales charge (CDSC) if shares are redeemed within seven years.

(3) Imposed only on redemptions within one year of purchase.


Annual Fund Operating Expenses (Expenses Are Deducted From Fund Assets)


Value Fund                                Class A   Class B   Class C
----------                                -------   -------   -------

Management Fee                             .88%       .88%     .88%

Distributions and Service (12b-1) Fees     .25%      1.00%    1.00%

Other Expenses                             .26%       .56%     .29%
                                          -----      -----   -----
Total Annual Fund Operating Expenses      1.38%      2.43%    2.17%

Example: This Example is intended to help you compare the cost of investing in Value Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year, dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                   1 Year      3 Years      5 Years      10 Years
                   ------      -------      -------      -------
Class A Shares      $584          $867       $1,171       $2,033
Class B shares      $746        $1,108       $1,496       $2,766
Class C Shares      $320          $679       $1,164       $2,503


You would pay the following expenses if you did not redeem your Class B or Class C shares:

                     1 Year      3 Years      5 Years    10 Years
                     ------      ------      -------     --------
Class B Shares       $246         $758        $1,296       $2,766
Class C Shares       $220         $679        $1,164       $2,503

Thornburg Global Value Fund

Investment Goals
----------------

The Fund seeks long-term capital appreciation by investing in equity and debt securities of all types. This goal is a fundamental policy of the Fund and may be changed only with shareholder approval. The secondary, nonfundmental goal of the Fund is to seek some current income.

Principal Investment Strategies
-------------------------------

The Fund invests throughout the world in a diversified portfolio consisting primarily of equity securities (such as common stocks). The Fund normally will invest more than one-half of its assets in foreign securities, and may own a variety of domestic and foreign equity and debt securities which, in the opinion of the Fund's investment adviser, offer prospects for meeting the Fund's investment goals. The Fund may invest in developing countries.

The Fund's investment adviser, Thornburg Investment Management, Inc. (Thornburg) intends to invest on an opportunistic basis, where it believes there is intrinsic value. The Fund's principal focus will be on traditional or basic value stocks. However, the portfolio may include stocks and other securities that in Thornburg's opinion provide value in a broader or different context. The relative proportions of these different securities will vary over time. The Fund ordinarily invests in stocks that may be depressed or reflect unfavorable market perceptions of company or industry fundamentals. Thornburg believes that investments in undervalued stocks, in addition to offering potential capital appreciation, will help limit loss in adverse markets. The Fund may invest in companies of any size, but invests primarily in the large and middle range of public company market capitalizations. Thornburg anticipates that the Fund ordinarily will have a weighted average dividend yield, before Fund expense, that is higher than the yield of the Standard & Poor's Composite Index of 500 Stocks.

Thornburg primarily uses individual company and industry analysis to make investment decisions.

Value, for purposes of the Fund's selection criteria, relates both to current and to projected measures. Among the specific factors considered by Thornburg in identifying undervalued securities for inclusion in the Fund are:

     - price/earnings ratio          - undervalued assets
     - price to book value           - relative earnings growth potential
     - price/cash flow ratio         - industry growth potential
     - debt/capital ration           - industry leadership
     - dividend yield                - dividend growth potential
     - dividend history              - franchise value
     - security and consistency      - potential for favorable
        of revenue stream               developments

The Fund typically makes equity investments in the following three types of companies:

Basic Value Companies which, in Thornburg's opinion, are financially sound companies with well established businesses whose stock is selling at low valuations relative to the companies' net assets or potential earning power.

Consistent Earner Companies when they are selling at valuations below historic norms. Stocks in this category generally sell at premium valuations and show steady earnings and dividend growth.

Emerging Franchises are rapidly growing companies that in Thornburg's opinion, are in the process of establishing a leading position in a product, service or market and which Thornburg expects will grow, or continue to grow, at an above average rate. Under normal conditions the proportion of the Fund invested in companies of this type will be less than the proportions of the Fund invested in basic value or consistent growth companies.

Debt securities may be purchased when Thornburg believes them to be more attractive than equity alternatives. When analyzing debt securities, Thornburg will ordinarily consider the issuer's overall financial strengths as well as prevailing market conditions for debt securities as opposed to equities. The Fund may purchase debt securities of any maturity and of any quality.

Principal Investment Risks
--------------------------

The value of the Fund's investments varies from day to day, generally reflecting changes in market conditions, political and economic news, interest rates, dividends and specific corporate developments. The value of the Fund's investments may be reduced by unsuccessful investment strategies, and is particularly subject to the risks affecting foreign securities. Principal foreign investment risks are changes in currency exchange rates which may adversely affect the Fund's investments, economic and political instability, confiscation, inability to sell foreign investments, and reduced legal protections for investments. These risks may be more pronounced for investments in developing countries. Debt securities owned by the Fund may decrease in value because of interest rate increases, defaults, or downgrades by rating agencies. The loss of money is a risk of investing in the Fund, and when you sell your shares they may be worth less than what you paid for them.

An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

Additional information about Fund investments, investment strategies, and risks of investing in the Fund appears below beginning on page 24.


Past Performance of the Fund
-----------------------------

The following information provides some indication of the risks of investing in the Fund by showing how the Fund's investment results vary from year to year. The bar chart shows how the annual total returns for Class A shares have been different in each full year shown. The average annual total return figures compare Class A, Class B and Class C share performance to the Morgan Stanley Capital International Europe, Australia and Far East Index, a broad measure of market performance. Performance in the past is not necessarily an indication of how the Fund will perform in the future.

The following are presented as bar graphs in the Prospectus
Global Value Fund Total Returns for Class A Shares
--------------------------------------------------

40%    63.39

30%

20%

10%
             -1.57
0%
       1999   2000

Highest quarterly results for time period shown: 34.73% (quarter ended
12/31/99).
Lowest quarterly results for time period shown: -3.31% (quarter ended
9/30/98).


Year-to-date returns for Class A shares: -3.76% (period ended
6/30/01.

The sales charge for Class A shares is not reflected in the returns shown in the bar chart above and returns would be less if the charge was taken into account.

Global Value Fund Average Annual Total Return-Class A and Class C Shares
------------------------------------------------------------------------
(periods ended 12/31/00)

                           1 Year        From Inception
                              ------        --------------
Class A Shares                -5.98%            13.64% (5/28/98)
EAFE Index                   -15.20%             3.65%

Class B Shares                 N/A              -9.86% (4/3/00)
EAFE Index                     N/A             -14.87%

Class C Shares                -3.35%            14.58% (5/28/98)
EAFE Index                   -15.20%             3.65%


Fees and Expenses of the Fund
-------------------------------

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholders Fees (Fees Paid Directly From Your Investment)
-----------------------------------------------------------

                                   Class A   Class B   Class C
                                   -------   ------   -------
Maximum Sales Charges (Load)
imposed on purchases (as a
percentage of offering price)       4.50%     None      None

Maximum Deferred Sales Charge
(Load) (as a percentage
of the lesser of redemption
proceeds or original offering
price)                              1.00% (1) 5.00% (2) 1.00%(3)

Redemption Fee (as a percentage
of amount redeemed)                 1.00% (4) None      None

(1) Imposed only on redemption of purchase of $1 million or more if redemption occurs within one year of purchase.
(2) Class B shares are subject to a contingent deferred sales charge (CDSC) if shares are redeemed within seven years of purchase. The CDSC decreases over time.
(3) Imposed only on redemptions within one year of purchase.
(4) Imposed only on redemptions within 90 days of purchase; does not apply to any redemption subject to a CDSC.

Annual Fund Operating Expenses (expenses Deducted From Fund Assets)

Global Value Fund                        Class A   Class B   Class C
-----------------                        -------   -------   -------

Management Fee                             .88%      .88%      .88%

Distribution and Service (12b-1) Fees      .25%     1.00%     1.00%

Other Expenses                             .42%     4.20%      .55%

Total Annual Fund Operating Expenses      1.55%     6.08%*    2.43%*


* Thornburg Investment Management, Inc. intends to reimburse expenses so that actual Class B expenses are 2.50% and actual Class C expenses are 2.38%. Reimbursement of expenses may be terminated at any time.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year, dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                     1 Year      3 Years      5 Years      10 Years
                     ------      -------      -------      --------
Class A Shares       $  553       $  874      $1,219        $2,192
Class B Shares       $1,105       $2,145      $3,159        $4,921
Class C Shares       $  346       $  758      $1,296        $2,776


You would pay the following expenses if you did not redeem your Class B or Class C shares:

                     1 Year      3 Years      5 Years      10 Years
                     ------      -------      -------      --------
Class B Shares       $  605       $1,795       $2,959        $4,921
Class C Shares       $  246       $  758       $1,296        $2,776

Thornburg Core Growth Fund

Investment Goals
----------------

The Fund seeks long-term growth of capital by investing in equity securities selected for their growth potential. This goal is a fundamental policy of the Fund and may be changed only with shareholder approval.

Principal Investment Strategies
------------------------------

Growth Fund expects to invest primarily in domestic equity securities (primarily common stocks) selected for their growth potential. However, the Fund may own a variety of securities, including foreign equity securities and debt securities.

The Fund's investment adviser, Thornburg Investment Management, Inc. (Thornburg) intends to invest in companies that it believes will have growing revenues, earnings and profits. The Fund can invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

Thornburg primarily uses individual company and industry analysis to make investment decisions. Among the specific factors considered by Thornburg in identifying securities for inclusion in the Fund are:

 .  earnings growth potential               .  price/revenue ratio
 .  business model                          .  PE/growth rate ratio
 .  industry growth potential               .  price/cash flow ratio
 .  industry leadership                     .  enterprise value/EBITDA
 .  asset appreciation potential               (earnings before interest,
 .  potential size of business                  taxes, depreciation and
 .  value based on earnings                     amortization)
   growth discount model                   .  management strength
 .  price/earnings ratio                    .  debt/capital ratio

The Fund typically makes equity investments in the following three types of companies:

 . Growth Industry Leaders are fast growing companies that appear to have proprietary advantages in industry segments that are experiencing rapid growth. Stocks of these companies generally sell at premium valuations.

 . Consistent Growth Companies. Stocks in this category generally sell at premium valuations and tend to show steady revenue and earnings growth.


 . Emerging Growth Companies are typically growing companies that in Thornburg's opinion are in the process of establishing a leading position in a significant product, service or market and which Thornburg expects will grow, or continue to grow, at an above average rate. These companies may not be profitable at the time of purchase.

In conjunction with individual company analysis, Thornburg may identify economic sectors it expects to experience growth. At times this approach may produce a focus on certain industries, such as financial services, healthcare or biotechnology. The exposure to particular economic sectors or industries likely will vary over time.

Debt securities, usually with associated equity features, occasionally will be considered for investment when Thornburg believes them to be more attractive than equity alternatives. The Fund may purchase debt securities of any maturity and of any quality.

The Fund may engage in active and frequent trading of portfolio securities to pursue its principal investment strategies. This could result in taxable capital gains distributions to shareholders, and increased transaction costs which may affect Fund performance.

Principal Investment Risks
-------------------------

It is possible to lose money on an investment in the Fund. The value of the Fund's investments varies from day to day, generally reflecting changes in market conditions, political and economic news, interest rates, dividends, industry and technological developments, and specific corporate developments. The value of the Fund's investments can be reduced sharply by unsuccessful investment strategies, changes in industry leadership, poor economic growth, high interest rates, and market volatility which may lead to extended periods of lower valuations of future expected earnings. Investments in smaller companies involve additional risks, because of limited product lines, limited access to markets and financial resources, greater vulnerability to competition and changes in markets, increased volatility in share price, and possible difficulties in selling shares. Principal foreign investment risks are changes in currency exchange rates which may adversely affect the Fund's investments, economic and political instability, confiscation, inability to sell foreign investments, and reduced legal protections for investments. Debt securities owned by the Fund may decrease in value because of interest rate increases, defaults, or downgrades by rating agencies. The loss of money is a risk of investing in the Fund, and when you sell your shares they may be worth less than what you paid for them.

An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

Additional information about Fund investments, investment strategies, and risks of investing in the Fund appears below beginning on page __.

Past Performance of the Fund
----------------------------

Core Growth Fund commenced investment operations on December 27, 2000. Fund performance results have not been provided because the Fund has not been in existence for a full calendar year.


Fees and Expenses of the Fund
-----------------------------

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
----------------
                                                   Class A    Class C
                                                      -------    -------
     Maximum Sales Charge (Load) on Purchases          4.50%      none
     (as a percentage of offering price)

     Maximum Deferred Sales Charge (Load) on
       Redemptions                                     1.00%(1)   1.00%(2)
   (as a percentage of redemption proceeds or
   original purchase price, whichever is lower)
   Redemption Fee (as a percentage of amount redeemed) 1.00%(3)   None

(1) Imposed only on redemptions of purchases greater than $1 million or greater in the event of a redemption within 12 months of purchase.
(2) Imposed only on redemptions of Class C shares within 12 months of purchase.
(3) Imposed only on redemptions within 90 days of purchase; does not apply to any redemption subject to a CDSC.


Annual Fund Operating Expenses (expenses that are deducted
------------------------------  from Fund assets)

                                              Class A    Class C

     Management Fee                             .88%       .88%
     Distribution and Service (12b-1) Fees      .25%      1.00%
     Other Expenses                            1.94%      4.17%
                                               -----     ------
           Total Annual Operating Expenses     3.07%*     6.05%*

*Other expenses in the table are estimated for the current fiscal year, before expense reimbursements. Thornburg Investment Management, Inc. intends to reimburse expenses so that actual Class A expenses are 1.63% and actual Class C expenses are 2.38%. Reimbursement of expenses may be terminated at any time.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year, dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       1 Year    3 Years
                       ------    -------
     Class A Shares     $746     $1,355
     Class C Shares      702      1,787

You would pay the following expenses if you did not redeem your Class C shares:

                       1 Year    3 Years
                       ------    -------
     Class C Shares     $602     $1,787

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS, INVESTMENT PRACTICES, AND
RISKS

We describe below in greater detail the securities which each of the Funds invests in as a principal investment strategy. A reference to a Fund in bold type after a caption indicates that the particular security or investment strategy is a principal strategy of that Fund. We also describe securities and investment practices which one or more of the Funds may sometimes use as secondary investment strategies, but which are not of principal importance. The investment profile of each Fund will vary over time, depending on various factors, and the Fund may not invest in all of the securities it is permitted to purchase. You will find more information on these subjects in the Funds' Statement of Additional Information.

Equity Securities - In General.
------------------------------
VALUE FUND, and GLOBAL VALUE FUND and GROWTH FUND invest as a principal strategy in equity securities, which include common stocks, preferred stocks, convertible securities, warrants, ADRs (American Depository Receipts or GDR's), partnership interests and publicity traded real estate investment trusts. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions.


Debt Securities - In General.
----------------------------
All of the Funds may invest in debt securities, although the types of debt securities each Fund may invest in are different. Each of the MUNICIPAL FUNDS and each of the INCOME FUNDS invests in debt securities as a principal investment strategy, but these Funds invest in different types of debt securities as a principal strategy. Bonds and other debt instruments, including convertible debt securities, are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest, and must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values. Debt securities have varying degrees of quality and varying levels of sensitivity to changing interest rates. Longer-term debt securities are generally more sensitive to interest rate changes than short term debt securities. Lower-quality debt securities (sometimes called "junk bonds" or "high yield securities") are rated below investment grade by the primary rating agencies, and are often considered to be speculative. Value Fund, Global Value Fund and Growth Fund may invest in these lower quality debt securities, although this is not a principal strategy of any of these Funds.


Municipal Obligations.
---------------------
Each of the Municipal Funds and Limited Term Income Funds invest in municipal obligations. Investment in municipal obligations is a principal strategy of LIMITED TERM NATIONAL FUND, LIMITED TERM CALIFORNIA FUND, INTERMEDIATE NATIONAL FUND, INTERMEDIATE NEW MEXICO FUND, INTERMEDIATE FLORIDA FUND, and INTERMEDIATE NEW YORK FUND. Municipal debt securities, which are often called "municipal obligations," are debt obligations bearing interest exempt from federal income taxes, which are issued by or on behalf of states, territories and possessions of the United States and the District of Columbia, and their political subdivisions, agencies and instrumentalities. Municipal obligations may be "general obligation bonds" or "revenue bonds". General obligation bonds are backed by the credit of the issuing government entity or agency, while revenue bonds are repaid from the revenues of a specific project such as a stadium or a waste treatment plant. Municipal obligations include notes (including tax-exempt commercial paper), bonds, municipal leases and participation interests in these obligations. Interest on Municipal obligations may be subject to the alternative minimum tax or state income taxes.

The yields on municipal obligations are dependent on a variety of factors, including the condition of the general money market and the municipal obligation market, the size of a particular offering, the maturity of the obligation and the rating of the issues. The market value of outstanding municipal obligations will vary with changes in prevailing interest rates and as a result of changing evaluations of the ability of their issuers to meet interest and principal payments. Municipal obligations often grant the issuer the option to pay off the obligation prior to its final maturity. Prepayment of municipal obligations may reduce the expected yield on invested funds, the net asset value of the Fund, or both if interest rates have declined below the level prevailing when the obligation was purchased. If interest rates have declined, reinvestment of the proceeds from the prepayment of municipal obligations may result in a lower yield to the Fund. In addition, the federal income tax treatment of gains from market discount as ordinary income may increase the price volatility of municipal obligations when interest rates rise.

Obligations of issuers of municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the United States Bankruptcy Code. In addition, the obligations of such issuers may become subject to the laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal or interest, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal obligations may be materially affected.

Some municipal obligations are "municipal leases," which are municipal debt securities used by state and local governments to acquire a wide variety of equipment and facilities. Many such obligations include "non-appropriation" clauses which provide that the governmental issuer has no obligation to make payments unless money is appropriated for that purpose.
 If an issuer stopped making payment on a municipal lease held by a Fund, the lease would lose some or all of its value. Often, a Fund will not hold the obligation directly, but will purchase a "participation interest" in the obligation, which gives the Fund an undivided interest in the underlying municipal lease. Some municipal leases may be illiquid under certain circumstances, and Thornburg will evaluate the liquidity of each municipal lease upon its acquisition by a Fund and periodically while it is held.

U.S. Government Securities.
--------------------------
Any of the Funds may invest in U.S. Government securities. GOVERNMENT FUND and INCOME FUND invest in these securities as a principal investment strategy. U.S. Government Securities include U.S. Treasury obligations such as U.S. Treasury Bills, U.S. Treasury Notes, and U.S. Treasury Bonds, with various interest rates, maturities and dates of issuance. These U.S. Treasury Securities are direct obligations of the U.S. Treasury, backed by the full faith and credit of the U.S. Government. U.S. Government securities also include "agency obligations." Some agency obligations are backed by the full faith and credit of the U.S. Government, but other agency obligations are supported by the agency's authority to borrow from the U.S. Government or the discretionary authority of the Treasury to purchase obligations of the issuing agency.

Mortgage and Other Asset-Backed Securities.
------------------------------------------
GOVERNMENT FUND and INCOME FUND may invest in mortgage-backed securities as a principal strategy. Mortgage-backed securities are securities representing interests in pools of mortgage loans. The securities provide shareholders with payments consisting of both interest and principal as the mortgages in the underlying mortgage pools are paid off. Some mortgage-backed securities are not backed by the full faith and credit of the U.S. Government. Other asset-backed securities represent interests in pools of certain consumer loans, such as automobile loans and credit card receivables. Variations in interest rates and other factors may result in prepayments of the loans underlying these securities, reducing the potential for capital appreciation and requiring reinvestment of the prepayment proceeds by the Fund at lower interest rates. Additionally, in periods of rising interest rates these securities may suffer capital depreciation because of decreased prepayments.

Participations and CMOs.
-----------------------
Any of the Funds may invest in "participations" to facilitate investment in any of the debt securities the Funds may acquire. GOVERNMENT FUND and INCOME FUND may invest in participations as a principal strategy. Participations are undivided interests in pools of securities which are assembled by certain banks or other responsible persons, such as securities broker/dealers and investment banking houses, where the underlying credit support passes through or is otherwise available to the participants or the trustee for all participations. Similarly, collateralized mortgage obligations (CMOs) are obligations issued by a trust or other entity organized to hold a pool of U.S. Government insured mortgage-backed securities (such as GNMA certificates) or mortgage loans. A Fund will acquire a CMO when Thornburg believes that the CMO is more attractive than the underlying securities in pursuing the Fund's primary and secondary investment objectives.

Foreign Securities.
------------------
Value Fund, GLOBAL VALUE FUND, Growth Fund and Income Fund may invest in foreign securities. GLOBAL VALUE FUND invests in foreign securities as a principal strategy. Foreign securities and foreign currencies may involve additional risks. Securities of foreign issuers, even if denominated in U.S. dollars, may be affected significantly by fluctuations in the value of foreign currencies, and the value of these securities in U.S. dollars may decline even if the securities increase in value in their home country. Foreign securities also are subject to greater political risk, including nationalization of assets, confiscatory taxation, currency exchange controls, excessive or discriminatory regulations, and restrictions on repatriation of assets and earnings to the United States. In some countries, there may be political instability or insufficient governmental supervision of markets, and the legal protections for the Fund's investments could be subject to unfavorable judicial or administrative changes. Further, governmental issuers may be unwilling or unable to repay principal and interest when due, and may require that the terms for payment be renegotiated. Markets in some countries may be more volatile, and subject to less stringent investor protection and disclosure requirements and it may be difficult to sell securities in those markets. Moreover, the economics in many countries may be relatively unstable because of dependence on a few industries or economic sectors.

Temporary Investments.
---------------------
Each of the Funds may purchase short-term, highly liquid securities such as time certificates of deposit, short-term U.S. Government securities, and commercial paper. Funds typically hold these securities under normal conditions pending investment of idle funds or to provide liquidity. Funds also may hold assets in these securities for temporary defensive conditions. Investment in these securities for temporary periods could reduce a Fund's ability to attain its investment objectives, and in the case of any of a Municipal Fund, could result in current income subject to federal and state income taxes.

Repurchase Agreements.
---------------------
Each of the Funds may enter into repurchase agreements, although this is not a principal strategy of any Fund. When a Fund purchases securities, it may enter into a repurchase agreement with the seller in which the seller agrees, at the time of sale, to repurchase the security at a mutually agreed-upon time and price. The price will include a margin of profit or return for the Fund. If the seller of the repurchase agreement enters a bankruptcy or other insolvency proceeding, or the seller fails to repurchase the underlying security as agreed, the Fund could experience losses, including loss of rights to the security.

Securities Ratings and Credit Quality.
-------------------------------------
Each of the Municipal Funds' assets will normally consist of (1) securities, or participation interests therein, that are rated at the time of purchase within the four highest grades by Moody's Investors Service ("Moody's"), Fitch Investors Service ("Fitch"), or Standard & Poor's Corporation ("S&P"), (2) securities, or participation interests therein, that are not rated by a rating agency, but are issued by obligors that, at the time of purchase, either have other comparable debt obligations that are rated within the four highest grades (Baa or BBB or better) by Moody's or S&P or Fitch or, in the case of obligors whose obligations are unrated, are deemed by Thornburg to be comparable to issuers having such debt ratings, and (3) cash.

Government Fund invests at least 65% of its total assets in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and may invest in participations, repurchase agreements and other obligations described. Such obligations are not typically rated.

At least 65% of Income Fund's net assets will be invested in (1) obligations of the U.S. Government, its agencies and instrumentalities, and in (2) debt securities rated at the time of purchase in one of the three highest categories of Standard & Poor's Corporation (AAA, AA or A) or Moody's Investor's Service, Inc. (Aaa, Aa or A) or, if not rated, judged to be of comparable quality by Thornburg. Income Fund will not invest in any debt security rated at the time of purchase lower than BBB by Standard & Poor's or Baa by Moody's or of equivalent quality as determined by Thornburg.

Value Fund, Global Value Fund and Growth Fund may invest in debt securities of any quality, including high yield securities commonly known as "junk bonds," although this is not a principal strategy of any of these Funds.

Securities which are rated within the four highest ratings of a ratings agency are considered "investment grade" securities. These securities are regarded by rating agencies as having a capacity to pay interest and repay principal that varies from "extremely strong" to "adequate". The lowest ratings of the investment grade securities may have speculative characteristics, and may be more vulnerable to adverse economic conditions or changing circumstances. Junk bonds involve greater risk of default or price changes due to changes in the issuer's creditworthiness, or they may already be in default. The market prices of these securities may fluctuate more than higher-quality securities and may decline significantly in periods of general economic difficulty or in response to adverse publicity or changes in investor perceptions.

Investments in Small Companies.
------------------------------
Value Fund, Global Value Fund and Growth Fund may invest in the stock or debt securities of smaller or unseasoned issuers. This is a principal strategy of GROWTH FUND. Although investments in these companies may offer greater prospects for appreciation, they involve additional risks because of limited product lines, limited access to markets and financial resources, and greater vulnerability to competition and changes in markets. Additionally, the value of these securities may fluctuate more, and they may be more difficult to sell, particularly in decline markets.

Investments in Other Investment Companies.
-----------------------------------------
Value Fund, Global Value Fund and Growth Fund may invest in securities of closed end investment companies, although this is not a principal strategy of any of these Funds. Up to 5% of its total assets at the time of purchase may be invested in any one investment company, provided that after its purchase no more than 3% of that investment company's outstanding stock is owned by the Fund, and provided further, that no more than 10% of the Fund's total assets are invested in investment companies. Thornburg will charge an advisory fee on the portion of the Fund's assets that are invested in securities of other investment companies. Thus shareholders will be paying a "double fee" on those assets since the advisers of the investment companies also will be charging fees on the same assets.

Adjusting Investment Exposure.
-----------------------------
Income Fund, Value Fund, Global Value Fund and Growth Fund may use various techniques to increase or decrease its exposure to changing securities prices, interest rates, currency exchange rates, commodity prices, or other factors that affect securities values, although these are not principal strategies of any Fund. These techniques may involve derivative transactions such as buying and selling options and futures contracts, entering into currency exchange contracts or swap agreements, and purchasing indexed securities. Value Fund and Global Value Fund may sell securities short. Thornburg can use these practices to adjust the risk and return characteristics of the Fund's portfolio of investments. If Thornburg judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the price volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counter-party to the transaction does not perform as promised.

Illiquid and Restricted Securities.
----------------------------------
Some investments may be determined by Thornburg, under the supervision of the Fund's Trustees or Directors, to be illiquid, which means that they may be difficult to sell promptly at an acceptable price. The sale of other securities, including illiquid securities, may be subject to legal restrictions. Difficulty in selling securities may result in a loss or may be costly to the Fund.

Borrowing.
---------
Any Fund may borrow from banks or through reverse repurchase agreements.
If a Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If the Fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.

POTENTIAL ADVANTAGES OF INVESTING IN A FUND

Investing through a mutual fund permits smaller investors to diversify an investment among a larger number of securities. In addition, a mutual fund may give investors access to certain securities which investors would not otherwise have. For example, a smaller investor may participate in GNMA certificates through Government Fund when that Fund holds those securities. Such an investor might find it difficult to own GNMA certificates directly, however, because of the relatively high minimum purchase amounts for such securities.

Investment in a mutual fund also relieves the investor of many investment management and administrative burdens usually associated with the direct purchase and sale of securities, otherwise consistent with that fund's investment objectives and management policies. These include: (i) selection of portfolio investments; (ii) surveying the market for the best price at which to buy and sell; (iii) valuation of portfolio securities;
(iv) selecting and scheduling of maturities and reinvestments; (v) receipt, delivery and safekeeping of securities; and (vi) portfolio recordkeeping.

Counsel to the Funds has advised that in their view shares of the Government Fund are a legal investment for, among other investors, commercial banks and credit unions chartered under the laws of the United States. This advice is based upon a review of this Prospectus and the Fund's Statement of Additional Information, and upon counsel's receipt of undertakings by Thornburg and Government Fund respecting investment policies. In addition, Government Fund believes that Government Fund is currently a legal investment for savings and loan associations and commercial banks chartered under the laws of certain states.

OPENING YOUR ACCOUNT - BUYING FUND SHARES

Complete and sign an account application and give it, along with your check, to your financial advisor. You may also open your account by mail, by sending your application with your check payable to the Fund. You may, if there is no application accompanying this Prospectus, call 1-800-847-0200.

The minimum amount to open an account is $5,000, except that an individual retirement account may be opened with $2,000. The minimum amount to add to an account is $100. You also may exchange from one Thornburg Fund into another Thornburg Fund. See "Investor Services," below.

You may add to an existing account by mail, wire, or through your financial advisor. Add to your account by mailing a check payable to your Fund, and be sure to note your account number on the check. If you wish to add to an account by wire, telephone 1-800-847-0200 for wiring instructions. Add to an account through your financial advisor by telephoning your advisor.

You also may add to an account through the Automatic Investment Program. See "Shareholder Services," below, or telephone us at 1-800-847-0200 for details.

THE FUNDS OFFER DIFFERENT SHARE CLASSES

Each Fund offers Class A shares. Value Fund and Global Value Fund offer Class B shares. Limited Term National Fund, Limited California Fund, Intermediate National Fund, Government fund, Limited Term Income Fund, Value Fund, Global Value Fund and Growth Fund offer Class C shares. Intermediate New Mexico fund offers Class D shares. Each of a Fund's shares represents an equal undivided interest in the Fund's assets, and each Fund has common investment objectives and a common investment portfolio. Each class may have varying annual expenses and sales charge structures, which may affect performance. If you do not specify a class of shares in your order, your money will be invested in Class A shares of the Fund you purchase.

Financial advisors and others who sell shares of the Fund receive different compensation for selling different classes of the Funds' shares. Shares of the Funds may be purchased through investment dealers, brokers or agents "financial advisors") who have agreements with the Funds' distributor, Thornburg Securities Corporation (TSC), or through TSC in those states where TSC is registered. All orders are subject to acceptance by the Funds, and the Funds and TSC reserve the right to refuse any order in whole or in part.

Each Fund also may issue one or more other classes of shares not offered through this Prospectus. Different classes may have different sales charges and other expenses which may affect performance. Investors may telephone the Funds' distributor, TSC, at (800) 847-0200 to obtain more information concerning the various classes of shares which may be available to them through their sales representatives. Investors may also obtain information respecting the different classes of shares through their sales representative or other person who is offering or making available shares of the Funds.

NET ASSET VALUE

When you purchase shares, the price is based on the net asset value (NAV) next determined after receipt of your order. The net asset value is the value of a share, and is computed for each class of a Fund by adding the market value of investments, cash and other assets for the class, subtracting liabilities, and then dividing by the number of shares outstanding. Share price is normally calculated at 4:00 p.m. Eastern time on each day the New York Stock Exchange is open for business.

BUYING CLASS A SHARES

Class A shares are sold subject to a front-end sales charge. The sales charge is deducted from the offering price when you purchase shares, and the balance is invested at net asset value (NAV). The sales charge is not imposed on shares that are purchased with reinvested dividends or other distributions. Class A shares of Global Value Fund and Core Growth Fund redeemed or exchanged within 90 days of purchase are subject to a redemption fee of 1.00% of the value of the shares on the date of the redemption or exchange. Class A shares are also subject to a Rule 12b-1 Service Plan, which provides for the Fund's payment to Thornburg of up to 1/4 of 1% of the class's net assets each year, to obtain various shareholder related services. Because this service fee is paid out of the class's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges.


Because the fees for Class A shares of each Fund are lower than the fees for Class B, C or D shares of the same Fund, Class A shares of each Fund pay higher dividends than Class B, C or D shares of the same Fund. The deduction of the initial sales charge, however, means that you purchase fewer Class A shares than Class B, C or D shares of each Fund for a given amount invested.

If you are in any of the special classes of investors who can buy Class A shares at net asset value or at a reduced sales charge, you should consider buying Class A shares. If you are planning a large purchase or purchases under the Right of Accumulation or Letter of Intent you should consider if your overall costs will be lower by buying Class A shares, particularly if you plan to hold your shares for an extended period of time.

                                             Class A Shares
                                           Total Sales Charge
                                    As Percentage         As Percentage
                                  of Offering Price       of Net Asset
Value
Limited Term (National,
California, Government and
Income Funds)
--------------------------
Less than $250,000.00              1.50%                  1.52%
$250,000 to 499,999.99             1.25%                  1.27%
$500,000 to 999,999.99             1.00%                  1.01%
$1,000,000 and up                  0.00%                  0.00%*

Intermediate Term (National,
New Mexico, Florida and New York
-------------------------------
Less than $250,000.00              2.00%                  2.04%
$250,000 to 499,999.99             1.50%                  1.52%
$500,000 to 999,999.99             1.25%                  1.27%
$1,000,000 and up                  0.00%                  0.00%*

Equity (Value, Global Value
and Growth Fund)
-----------------------
Less than $50,000                  4.50%                  4.71%
$50,000 to 99,999.99               4.00%                  4.17%
$100,000 to 249,999.99             3.50%                  3.63%
$250,000 to $499,999.99            3.00%                  3.09%
$500,000 to 999,999.99             2.00%                  2.04%
%1,000,000 and over                0.00%                  0.00%**


    * No sales charge will be payable at the time of purchase on investments of $1 million of more made by a purchaser. A contingent deferred sales charge will be imposed on these investments in the event of a share redemption within one year following the share purchase at the rate of 1/2 of 1% (3/5 of 1% for Intermediate National Fund. The applicability of these charges will be unaffected by transfers of registration. TSC or Thornburg intend to pay a commission of up to 1/2 of 1% to financial advisors who place orders of $1 million or more for a single purchaser.

  ** A 1% CDSC is imposed on any portion of such purchases which are redeemed within one year. TSC or Thornburg intend to pay a commission of 1% to financial advisors who place orders from $1 million to $2 million, a commission of .7% for portions of any such trade exceeding $2 million and less than $4 million, and a commission of .5% for portions of any such trade exceeding $4 million.

      At certain times, for specific periods, TSC may reallow up to the full sales charge to all dealers who sell Fund shares. These "full reallowances" may be based upon the dealer reaching specified minimum sales goals. TSC will reallow the full sales charge only after notifying all dealers who sell Fund shares. During such periods, dealers may be considered underwriters under securities laws. Thornburg or TSC also may pay additional cash or non-cash compensation to dealer firms which have selling agreements with TSC.

      Those firms may pay additional compensation to financial advisors who sell Fund shares. Non-cash compensation may include travel and lodging in connection with seminars or other educational programs.

LETTERS OF INTENT. If you intend to invest, over the course of 13 or fewer months, an amount of money that would qualify for a reduced sales charge if it were made in one investment, you can qualify for the reduced sales charge on the entire amount of your investment by signing a "Letter of Intent" (LOI). Each investment you make during the 13 months will be charged the reduced sales commission applicable to the amount stated in your LOI. You do not have to reach the goal you set. If you don't, you will have to pay the difference between the sales charge you would have paid and the sales charge you did pay. You may pay this amount directly to TSC, or TSC will redeem a sufficient number of your shares in the Fund to obtain the difference.

RIGHTS OF ACCUMULATION. Each time the value of your account plus the amount of any new investment passes one of the breakpoints illustrated in the table below, the amount of your new investment in excess of the breakpoint will be charged the reduced sales charge applicable to that range.

SALES CHARGE WAIVERS. You may purchase Class A shares of each Fund with no sales charge if you notify TSC or the Funds' transfer agent, NFDS, at the time you purchase shares that you belong to one of the categories below. A redemption fee of 1.00% of the amount redeemed will apply to redemptions or exchanges of Global Value Fund or Core Growth Fund Class A shares within 90 days of purchase. If you do not provide such notification at the time of purchase, your purchase will not qualify for the waiver of sales charge.

 A SHAREHOLDER WHO REDEEMED CLASS A SHARES OF A THORNBURG FUND. For two years after such a redemption you will pay no sales charge on amounts that you reinvest in Class A shares of one of the Funds covered by this prospectus, up to the amount you previously redeemed.

 AN OFFICER, TRUSTEE, DIRECTOR, OR EMPLOYEE OF THORNBURG (or any investment company managed by THORNBURG), TSC, any affiliated Thornburg Company, the Funds' Custodian bank or Transfer Agent and members of their families including trusts established for the benefit of the foregoing.

 EMPLOYEES OF BROKERAGE FIRMS who are members in good standing with the National Association of Securities Dealers, Inc. (NASD); employees of financial planning firms who p lace orders for the Fund through a member in good standing with NASD; the families of both types of employees. Orders must be placed through an NASD member firm who has signed an agreement with TSC to sell Fund shares.

 CUSTOMERS of bank trust departments, companies with trust powers, investment broker dealers and investment advisors who charge fees for service, including investment broker dealers who utilize wrap fee or similar arrangements. Accounts established through these persons are subject to conditions, fees and restrictions imposed by these persons.

 INVESTORS PURCHASING $1 MILLION OR MORE. However, a contingent deferred sales charge of 1/2 of 1% (1% for Value Fund, Global Value Fund and Growth Fund) applies to shares redeemed within one year of purchase.

 THOSE PERSONS WHO ARE DETERMINED BY THE DIRECTORS OR TRUSTEES OF THE FUND to have acquired their shares under special circumstances not involving any sales expenses to the Funds or Distributor.

 PURCHASES PLACED THROUGH A BROKER THAT MAINTAINS ONE OR MORE OMNIBUS ACCOUNTS WITH THE FUNDS provided that such purchases are made by: (i) investment advisors or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; (ii) clients of such investment advisors or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment advisor or financial planner on the books and records of the broker or agent; and iii) retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in Sections 401(a), 403(b) or 457 of the Internal Revenue Code and "rabbi trusts." Investors may be charged a fee if they effect transactions in Fund shares through a broker or agent.

 PROCEEDS FROM A LOAD FUND REDEMPTION. You may purchase shares of any Fund at net asset value without a sales charge to the extent that the purchase represents proceeds from a redemption (within the previous 60 days) of shares of another mutual fund which has a sales charge. When making a direct purchase at net asset value under this provision, the Fund must receive one of the following with your direct purchase order: (i) the redemption check representing the proceeds of the shares redeemed, endorsed to the order of the Fund, or (ii) a copy of the confirmation from the other fund, showing the redemption transaction. Standard back office procedures should be followed for wire order purchases made through broker dealers. Purchases with redemptions from money market funds are not eligible for this privilege. This provision may be terminated anytime by TSC or the Funds without notice.

BUYING CLASS B SHARES

Class B shares are sold at the NAV next determined after your order is received. Class B shares are subject to a contingent deferred sales charge
(CDSC) if the shares are redeemed within seven years of purchase. The CDSC decreases over time as follows:

CDSC

One Year  2 Yrs.  3 Yrs.  4 Yrs.  5 Yrs.  6 Yrs.  7 Yrs.  8 or More Years
--------  -----    -----  ------  ------   -----   -----   ---------------

5.00%     4.25%   3.50%   2.75%   2.00%   1.25%    .50%        none


The percentage is calculated on the amount of the redemption proceeds for each share, or the original purchase price, whichever is lower. Shares not subject to the CDSC are considered redeemed first. The CDSC is not imposed on shares purchased with reinvested dividends or other distributions. In addition, the CDSC will be waived for shares redeemed because of (1) the death of an account holder, (2) certain mandatory distributions from IRAs and other qualified retirement arrangements. The conditions of those waivers are described in the Statement of Additional Information. Class B shares convert to Class A shares at the end of eight years.

Class B shares are subject to a Rule 12b-1 Service Plan providing for payment of a service fee of up to 1/4 of 1% of the class's net assets each year, to obtain shareholder related services. Class B shares are also subject to a Rule 12b-1 Distribution Plan providing for payment of a distribution fee of up to 3/4 of 1% of the class's net assets each year, to pay for the sale and distribution of the Fund's Class B shares and to pay for commissions and other distribution expenses. Class B shares are subject to the Distribution Plan fees until conversion to Class A shares at the end of eight years, when the shares are subject only to the Service Fee. Because the service fee and the distribution fee are paid out of the class's net assets on an ongoing basis (limited to eight years for the distribution fee), over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges. Purchases of $1,000,000 or more of Class B shares will not be accepted.

Investors who do not qualify to purchase Class A shares at a waived or reduced sales charge, who wish to have their entire purchase amount invested immediately, and have a relatively long investment horizon, should consider purchasing Class B shares.


BUYING CLASS C SHARES. Class C shares are sold at the NAV next determined after your order is received. Class C shares are subject to a contingent deferred sales charge (CDSC) if the shares are redeemed within one year of purchase. The CDSC is 1/2 of 1% for all Funds offering Class C shares except for Intermediate National Fund (3/5 of 1%) and Value Fund, Global Value Fund and Growth Fund (1%). The percentage is calculated on the amount of the redemption proceeds for each share, or the original purchase price, whichever is lower. Shares not subject to the CDSC are considered redeemed first. The CDSC is not imposed on shares purchased with reinvested dividends or other distributions. Class C shares are subject to a Rule 12b-1 Service Plan providing for payment of a service fee of up to 1/4 of 1% of the class's net assets each year, to obtain shareholder related services. Class C shares are also subject to a Rule 12b-1 Distribution Plan providing for payment of a distribution fee of up to 3/4 of 1% of the class's net assets each year, to pay for the sale and distribution of the Fund's shares and to pay for commissions and other distribution expenses. Because these service and distribution fees are paid out of the class's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges. Purchases of $1,000,000 or more of Class C shares will not be accepted.


If your investment horizon is relatively short and you do not qualify to purchase Class A shares at a reduced sales charge, you should consider purchasing Class C shares.

BUYING CLASS D SHARES

Class D shares are sold at the NAV next determined after your order is received. Class D shares are currently available only for Intermediate New Mexico Fund. Class D shares are not subject to a CDSC upon redemption. Class D shares are subject to a Rule 12b-1 Service Plan providing for payment of a service fee of up to 1/4 of 1% of the class's net assets each year, to obtain shareholder related services. Class D shares are also subject to a Rule 12b-1 Distribution Plan providing for payment of a distribution fee of up to 3/4 of 1% of the class's net assets each year, to pay for commissions and other distribution expenses. Because these service and distribution fees are paid out of the class's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges.

If your investment horizon is relatively short and you do not qualify to purchase Class A shares at a reduced sales charge, you should consider purchasing Class D shares.

SELLING FUND SHARES

You can withdraw money from your Fund account at any time by redeeming some or all of your shares (by selling them back to the Fund or by selling the shares through you r financial advisor). Your shares will be redeemed by the Fund at the next share price (NAV) calculated after your order is received in proper form. The amount of the redemption fee or the CDSC, if any, will be deducted and the remaining proceeds sent to you. No CDSC is imposed on the amount by which the value of a share may have appreciated, but any redemption fee will apply to any appreciation in value. No CDSC or redemption fee is imposed on shares obtained through reinvestment of dividends or capital gains. Shares not subject to a CDSC or redemption fee will be redeemed first. No redemption fee will be imposed on shares to which a CDSC applies. Share price is normally calculated at 4 p.m. Eastern time.

* Your Fund may hold payment on redemptions until it is reasonably satisfied that investments previously made by check have been collected, which can take up to 15 business days.

* Payment for shares redeemed normally will be made by mail the next business day, and in most cases within seven days, after receipt by the Transfer Agent of a properly executed request for redemption accompanied by any outstanding certificates in proper form for transfer. The Funds may suspend the right of redemption and may postpone payment when the New York Stock Exchange is closed for other than weekends or holidays, or if permitted by rules of the Securities and Exchange Commission during an emergency which makes it impractical for the Funds to dispose of their securities or fairly to determine net asset value, or during any other period specified by the Securities and Exchange Commission in a rule or order for the protection of investors.

* No interest is accrued or paid on amounts represented by uncashed distribution or redemption checks.

If you are selling some but not all of your shares, leave at least $1,000 worth of shares in the account to keep it open. Each Fund reserves the right to redeem the shares of any shareholder whose shares have a net asset value of less than $1,000. The Fund will notify the shareholder before performing the redemption, and allow the shareholder at least 30 days to make an additional investment and increase the account to the stated minimum. A Fund will not redeem an account which falls below the minimum solely due to market fluctuations.


To redeem shares in an account, you may use any of the following methods.

Written Instructions
-------------------

Mail your instructions to the transfer agent at the address shown on the back cover page. Instructions must include the following information:

   .  Your name
   .  The Fund's name
   .  Fund Account number
   .  Dollar amount or number of shares to be redeemed
   . Signature guarantee, if required (see below for instructions) . Signature (see below for signature instructions)

Signature Requirements.

     Individual, Joint Tenants, Tenants in Common, Sole Proprietor General Partner Instructions must be signed by all persons required to sign for transactions, exactly as their names appear on the account.

     UGMA or UTMA. Instructions must be signed by the custodian exactly as it appears on the account.

     Trust. Instructions must be signed by trustee, showing trustee's capacity. If trustee's name is not an account registration, provide a copy of trust document certified within the last 60 days.

     Corporation, Association. Instructions must be signed by person authorized to sign on account. A signature guarantee is required. Please include a copy of corporate resolution authorizing the signer to act.

     IRA or Retirement Account.  See IRA instructions or telephone
     1-800-847-0200.

     Executor, Administrator, Conservator, Guardian.  Telephone
     1-800-847-0200.

Telephone Redemption
--------------------

If you completed the telephone redemption section of your application when you first purchased your shares, you may redeem by telephoning your Fund Customer Representative at 1-800-847-0200. Money may be wired to your bank account designated on your account application or sent to you in a check. If you did not complete the telephone redemption section of your account application you may add this feature to your account. The minimum wire redemption is $1,000, and the minimum check redemption is $50.00. See "Investor Services," below, or telephone 1-800-847-0200.


Redeem Through Financial Adviser
-------------------------------

Consult with your financial advisor. Your financial adviser may charge a fee.

Internet Redemption
-------------------

You may redeem shares of any Fund by contacting Thornburg at its Website, www.thornburg.com, and following the instructions.

Systematic Withdrawal Plan
-------------------------

Systematic withdrawal plans let you set up periodic redemptions from your account. Because of the sales charge on Class A shares of each Fund, you may not want to set up a systematic withdrawal plan during a period when you are buying. Class A shares of the same Fund on a regular basis. Minimum account size for this feature is $10,000, and the minimum payment is $50.00. Please telephone your Fund Customer Representative at 1-800-847-0200.

CERTAIN REQUESTS MUST INCLUDE A SIGNATURE GUARANTEE. It is designed to protect you and your Fund from fraud. Your request must be made in writing and include a signature guarantee if any of the following situations apply:

 * You wish to redeem more than $10,000 worth of shares,
 * Your account registration has changed within the last 30 days,
 * The check is being mailed to a different address than the one on your account (record address),
 * The check is being made payable to someone other than the account owner,
 * The redemption proceeds are being transferred to a Thornburg account with a different registration, or
 * The redemption proceeds are otherwise being transferred differently than your account record authorizes.

You should be able to obtain a signature guarantee from a bank, broker dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, savings association or participant in the Securities Transfer Agent Medallion Program (STAMP). A notary public cannot provide a signature guarantee.



INVESTOR SERVICES

Fund Information
----------------

Thornburg's telephone representatives are available Monday through Friday from 9:30 a.m. to 6:30 p.m. Eastern time. Whenever you call, you can speak with someone equipped to provide the information or service you need.

Statements and reports sent to you include the following:

   . Account statements after every transaction affecting your account. . Monthly account statements (except the Value Fund and Global Value
      Fund which send quarterly account statements).
   .  Financial reports (every six months).

Thornburg's Website on the Internet provides you with helpful information 24 hours a day, at www.thornburg.com.

Automatic Investment Plan
-------------------------

One easy way to pursue your financial goals is to invest money regularly. While regular investment plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses, and other long-term financial goals. Certain restrictions apply for retirement accounts. Call 800-847-0200 and speak to a Fund Customer Service Representative for more information.

Exchanging Shares
-----------------

As a shareholder, you have the privilege of exchanging Class A shares of a Fund for Class A shares of other Thornburg Funds. However, you should note the following:

   . The Fund you are exchanging into must be registered for sale in your state.
   . You may only exchange between accounts that are registered in the same name address, and taxpayer identification number.
   .  Before exchanging into a Fund, read the prospectus.
   .  Exchanges may have tax consequences for you.
   . Because excessive trading can hurt fund performance and shareholders, each Fund reserves the right to temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of a Fund in any calendar year. Accounts under common ownership or control, including accounts with the same taxpayer identification number, will be counted together for purposes of the four exchange limit.
   . Each Fund reserves the right to refuse exchange purchases by any person or group if, in Thornburg's judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
   . Your exchanges may be restricted or refused if a Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets. In particular, a pattern of exchanges that coincide with a "market timing" strategy may be disruptive to a Fund.
   . Exchanges of Global Value Fund or Growth Fund Class A shares within 90 days of purchase will be subject to a redemption fee of 1.00% of the value of the shares exchanged. See "Transaction Details - Excessive Trading," below.



The Funds reserve the right to terminate or modify the exchange privilege in the future.


Telephone Redemption
--------------------

If you completed the telephone redemption section of your application when you first purchased your shares, you may easily redeem any class of shares by telephone simply by calling a Fund Customer Service Representative.

If you did not complete the telephone redemption section of your application, you may add this feature to your account by calling your Fund for a telephone redemption application. Once you receive it, please fill it out, have it signature guaranteed and send it to the address shown in the application.

The Funds, TSC, Thornburg and the Funds' Transfer Agent are not responsible for, and will not be liable for, the authenticity of withdrawal instructions received by telephone or the delivery or transmittal of the redemption proceeds if they follow instructions communicated by telephone that they reasonably believe to be genuine. By electing telephone redemption you are giving up a measure of security you otherwise may have by redeeming shares only with written instructions, and you may bear the risk of any losses resulting from telephone redemption. The Funds' Transfer Agent will attempt to implement reasonable procedures to prevent unauthorized transactions and the Funds or their Transfer Agent could be liable if these procedures are not employed. These procedures will include recording of telephone transactions, sending written confirmation of such transactions within 5 days, and requesting certain information to better confirm the identity of the caller at the time of the transaction. You should verify the accuracy of your confirmation statements immediately after you receive them.

Street Name Accounts
--------------------

Some broker dealers and other financial services firms offer to act as owner of record of Fund shares as a convenience to investors who are clients of those firms. Neither the Funds nor their Transfer Agent can be responsible for failures or delays in crediting shareholders for dividends or redemption proceeds, or for delays in reports to shareholders if a shareholder elects to hold Fund shares in street-name through an account with a financial firm rather than directly in the shareholder's own name. Further, neither the Funds nor their Transfer Agent will be responsible to the investor for any loss to the investor due to the failure of a financial firm, its loss of property or funds, or its acts or omissions. Prospective investors are urged to confer with their financial advisors to learn about the different options available for owning mutual funds shares. You may receive share certificates or hold shares in your name with the Transfer Agent upon request.

TRANSACTION DETAILS

Each Fund is open for business each day the New York Stock Exchange (NYSE) is open. Each Fund normally calculates its net asset value for each class of shares as of the close of business of the NYSE, normally 4 p.m. Eastern time. Bonds and other fixed income securities are valued primarily using prices obtained from independent pricing services. Equity securities such as common stocks are valued primarily on the basis of market quotations. Foreign securities purchased by Income Fund, Value Fund, Global Value Fund and Growth Fund are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. If quotations are not readily available assets are valued by a method that the Trustees of those Funds believe accurately reflects fair value. Because Income Fund, Value Fund, Global Value Fund and Growth Fund each may own securities listed primarily on foreign exchanges which trade on days the Funds do not price their shares, the net asset value of those Funds' shares may change on days when shareholders cannot purchase or redeem Fund shares.

When you sign your account application, you will be asked to certify that your Social Security or taxpayer identification number is correct and that you are not subject to 31% backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require your Fund to withhold 31% of your taxable distributions and redemptions.

Each Fund reserves the right to suspend the offering of shares for a period of time. Each Fund also reserves the right to reject any specific purchase order, including certain purchases by exchange. See "Exchanging Shares" above and "Excessive Trading," below.

If you open or add to your account yourself rather than through your financial advisor please note the following:

   . All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.
   .  The Funds do not accept cash.
   . If your check does not clear, your purchase will be cancelled and you could be liable for any losses or fees the Fund or its Transfer Agent has incurred.

When you buy shares of the Funds or sell them through your financial advisor you may be charged a fee for this service. Please read your financial advisor's program materials for any additional procedures, service features or fees that may apply.

Certain financial institutions which have entered into sales agreements with TSC may enter confirmed purchase orders on behalf of customers by phone, with payments to follow no later than the time when a Fund is priced on the following business day. If payment is not received by that time, the financial institution could be held liable for resulting fees or losses.

Each Fund may authorize certain securities brokers to receive on its behalf purchase and redemption orders received in good form, and some of those brokers may be authorized to designate other intermediaries to receive purchase and redemption orders on the Fund's behalf. Provided the order is promptly transmitted to the Fund, the Fund will be deemed to have received a purchase or redemption order at the time it is accepted by such an authorized broker or its designee, and customer orders will be priced based upon the Fund's net asset value next computed after the order is received by the authorized broker or its designee.


EXCESSIVE TRADING

Excessive trading of Fund shares in response to short-term fluctuations in the market, also known as "market timing," may make it very difficult to manage a Fund's investments and may hurt Fund performance and shareholders. When market timing occurs, a Fund may have to sell portfolio securities to have the cash necessary to redeem the market timers' shares. This can happen at a time when it is not advantageous to sell any securities, which may harm a Fund's performance. The Funds reserve the right to refuse purchase orders or exchanges into a Fund by any person. In particular, purchase orders may be restricted or refused if a Fund receives or anticipates simultaneous orders affecting significant portion of the Fund's assets, a pattern of purchases which coincide with a market timing strategy or other activity which would potentially be disruptive to or adversely affect the Fund. Accounts under common ownership or control, including amounts with the same tax identification number, will be counted together for this purpose. See "Exchanging Shares," above.

  Effective for purchases on and after August 27, 2001, a redemption fee of 1.00% is charged on redemptions and exchanges of Class A shares of Global Value Fund and Growth Fund within 90 days from the date of purchase. The fee is calculated on the value of the shares on the date of the redemption or exchange. The fee is not imposed on shares purchased with reinvestments of dividends and capital gains distributions. Shares not subject to a redemption fee will be redeemed first. The redemption fee will not apply to shares subject to a contingent deferred sales charge
  (CDSC). This fee was instituted to offset brokerage commissions and other expenses which may be incurred by a Fund to meet redemption requests caused by excessive trading.

DIVIDENDS AND DISTRIBUTIONS

The Funds distribute substantially all of their net income and realized capital gains, if any, to shareholders each year. Each of the fixed income Funds declares its net investment income daily and distributes it monthly. Value Fund and Global Value Fund typically declare and pay any net investment income quarterly, and Growth Fund is expected to follow the same practice. Each Fund will distribute net realized capital gains, if any, at least annually. Capital gain distributions normally will be declared and payable in December.

Distribution Options
Each Fund earns interest from bond, money market, and other investments. These are passed along as dividend distributions. Each Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These are passed along as capital gain distributions. When you open an account, specify on your application how you want to receive your distributions. Each Fund offers four options, (which you can change at any time).

Dividends
1. Reinvestment Option. Your dividend distributions will be automatically invested in additional shares of your Fund at the next determined net asset value. If you do not indicate a choice on your application, you will be assigned this option. You may also instruct the Fund to invest your dividends in the shares of any other Thornburg Fund.

2. Cash Option. You will be sent a check for your dividend distributions. Cash distribution checks are normally mailed on the third business day after the end of the month or quarter for which the distribution is made.

Capital Gains
1. Reinvestment Option. Your capital gain distributions, if any, will be automatically reinvested in additional shares of the Fund at the next determined net asset value. If you do not indicate a choice on your application, you will be assigned this option. You may also instruct the Fund to re invest your capital gain distributions in shares of any other Thornburg Fund.

2. Cash Option. You will be sent a check for any capital gain distributions.

Shares of any Thornburg Fund purchased through reinvestment of dividend and capital gain distributions are not subject to sales charges or contingent deferred sales charges. No interest is accrued or paid on amounts represented by uncashed distribution checks.

Turnover and Capital Gains

The Funds do not intend to engage in short-term trading for profits. Nevertheless, when a Fund believes that a security will no longer contribute towards its reaching its goal, it will normally sell that security.

When a Fund sells a security at a profit it realizes a capital gain. When it sells a security at a loss it realizes a capital loss. A mutual fund must, by law, distribute capital gains, net of any losses, to its shareholders. Whether you reinvest your capital gain distributions or take them in cash, the distribution is taxable.

To minimize taxable capital gain distributions, each Fund will realize capital losses, if available, when, in the judgment of the portfolio manager, the integrity and income generating aspects of the portfolio would be unaffected by doing so.

TAXES
Federal Taxes - In General

Certain general aspects of federal income taxation of individual shareholders are discussed below. Aspects of investment by shareholders who are not individuals are addressed in a more limited manner. Prospective investors, and in particular persons who are not individuals, should consult their own tax advisers concerning federal, state and local tax consequences respecting investments in the Funds.

Federal Tax Treatment of Distributions - Municipal Funds

The Municipal Funds intend to satisfy conditions that will enable them to designate distributions from the interest income generated by investments in Municipal Obligations, which are exempt from federal income tax when received by a Fund, as Exempt Interest Dividends. Shareholders receiving Exempt Interest Dividends will not be subject to federal income tax on the amount of such dividends, except to the extent the alternative minimum tax may be imposed.

Distributions by the Municipal Funds of net interest income received from certain temporary investments (such as certificates of deposit, corporate commercial paper and obligations of the U. S. government, its agencies and instrumentalities) and net short-term capital gains realized by the Fund, if any, will be taxable to shareholders as ordinary income whether received in cash or additional shares. Distributions to shareholders will not qualify for the dividends received deduction for corporations. Any net long-term capital gains realized by the Fund, whether or not distributed, will be taxable to shareholders as long-term capital gains regardless of the length of time investors have held their shares, although gains attributable to market discount on portfolio securities will be characterized as ordinary income. Each year the Fund will, where applicable, mail to shareholders information on the tax status of dividends and distributions, including the respective percentages of tax-exempt and taxable, if any, income and an allocation of tax-exempt income on a state-by-state basis. The exemption of interest income for federal income tax purposes does not necessarily result in an exemption under the income or other tax laws of any state or local taxing authorities. (See "State Taxes").

The Code treats interest on certain Municipal Obligations which are private activity bonds under the Code as a preference item for purposes of the alternative minimum tax on individuals and corporations. The Municipal Funds may purchase without limitation private activity bonds the interest on which is subject to treatment under the Code as a preference item for purposes of the alternative minimum tax on individuals and corporations, although the frequency and amounts of these purchases are uncertain. Some portion of Exempt Interest Dividends could, as a result of such purchases, be treated as a preference item for purposes of the alternative minimum tax on individuals and corporations. Shareholders are advised to consult their own tax advisers as to the extent and effect of this treatment.

Federal Tax Treatment of Distributions - Income Funds, Value Fund, Global Value Fund and Growth Fund

Distributions to shareholders representing net investment income and net short term capital gains will be taxable to the recipient shareholders as ordinary income, whether the distributions are actually taken in cash or are reinvested in additional shares. Fund distributions will not be eligible for the dividends received deduction for corporations. Distributions of net long-term capital gains, if any, will be treated as long-term capital gains by shareholders regardless of the length of time the shareholder has owned the shares, and whether received as cash or in additional shares.

Federal Tax Treatment of Sales or Redemptions of Shares - All Funds

Redemption or resale of shares by a shareholder will be a taxable transaction for federal income tax purposes, and the shareholder will recognize gain or loss in an amount equal to the difference between the shareholder's basis in the shares and the amount received on the redemption or resale. If the shares sold or redeemed are a capital asset, the gain or loss will be a capital gain or loss and will be long-term if the shares were held for more than one year.

State Taxes

With respect to distributions of interest income and capital gains from the Funds, the laws of the several states and local taxing authorities vary with respect to the taxation of such distributions, and shareholders of the Funds are advised to consult their own tax advisers in that regard. Each Municipal Fund will advise its shareholders approximately 60 days after the end of each calendar year as to the percentage of income derived from each state as to which it has any municipal obligations in order to assist shareholders in the preparation of their state and local tax returns. Distributions to individuals attributable to interest on municipal obligations originating in California, New Mexico and New York are not subject to personal income taxes imposed by the state of the same name as the Fund. For example, an individual resident in New Mexico, who owned shares in Intermediate New Mexico Fund, will not be required by New Mexico to pay income taxes on interest dividends attributable to obligations owned by the Fund and originating in New Mexico. Additionally, individual shareholders of Intermediate New York Fund are not subject to New York City income taxes on interest dividends of the Fund attributable to obligations originating in New York State. Capital gain distributions are taxable by these states, irrespective of the origins of the obligations from which the gains arise. Florida does not currently impose an income tax on individuals. Florida imposes a personal property or "intangibles" tax which is generally applicable to securities owned by individual residents in Florida, but the intangibles tax will not apply to Intermediate Florida Fund's shares if the Fund's assets as of the close of the preceding taxable year consist only of obligations of Florida and its political subdivision and obligations of the United States, Puerto Rico, Guam or the United States Virgin Islands.

The Income Funds will advise shareholders approximately 60 days after the end of each calendar year as to the percentage of income derived from Treasury securities in order to assist shareholders in the preparation of their state and local tax returns. Prospective investors are urged to confer with their own tax advisers for more detailed information concerning state tax consequences.

ORGANIZATION OF THE FUNDS

Limited Term National Fund and Limited Term California Fund are diversified series of Thornburg Limited Term Municipal Fund, Inc., a Maryland corporation organized as a diversified, open-end management investment company (the "Company"). The Company currently offers two series of stock, Limited Term National Fund and Limited Term California Fund, each in multiple classes, and the Board of Directors is authorized to divide authorized but unissued shares into additional series and classes.

Intermediate Municipal Fund, Intermediate New Mexico Fund, Intermediate Florida Fund, Intermediate New York Fund, Government Fund, Income Fund, Value Fund and Global Value Fund are series of Thornburg Investment Trust, a Massachusetts business trust (the "Trust") organized as a diversified, open-end management investment company under a Declaration of Trust (the "Declaration"). Intermediate New Mexico Fund, Intermediate Florida Fund and Intermediate New York Fund are nondiversified; the other series of the Trust are diversified. The Trustees are authorized to divide the Trust's shares into additional series and classes.

No Fund is liable for the liabilities of any other Fund. However, because the Company and the Trust share this Prospectus with respect to the Funds, there is a possibility that one of these companies could be liable for any misstatements, inaccuracies or incomplete disclosure in the Prospectus respecting Funds offered by the other company. The Company and the Trust do not concede, and specifically disclaim, any such liability.

INVESTMENT ADVISER

The Funds are managed by Thornburg Investment Management, Inc., (Thornburg). Thornburg performs investment management services for each Fund under the terms of an Investment Advisory Agreement which specifies that Thornburg will select investments for the Fund, monitor those investments and the markets generally, and perform related services. Thornburg also performs administrative services applicable to each class under an Administrative Services Agreement which requires that Thornburg will supervise, administer and perform certain administrative services necessary for the maintenance of the class shareholders. Thornburg 's services to Limited Term National Fund and Limited Term California Fund are supervised by the Directors of Thornburg Limited Term Municipal Fund, Inc.; its services to the other Funds are supervised by the Trustees of Thornburg Investment Trust.

For the most recent fiscal year of each of the Funds, the investment advisory and administrative services fee rates for each of the Funds were:




                          Advisory Fee Rate  Administrative Services Rate
                          -----------------  ----------------------------
                                     Year Ended June 30, 2001
                                        ------------------------
     Limited Term National Fund          .47%              .125%

     Limited Term California Fund        .50%              .125%

     Intermediate New York Fund          .50%              .125%


                                      Year Ended September 30, 2000
                                      -----------------------------
     Intermediate National Fund,
     Intermediate New Mexico Fund,
     Intermediate Florida Fund and
     Intermediate New York Fund          .50%              .125%

     Limited Term Government Fund        .375%             .125%

     Limited Term Income Fund            .50%              .125%

     Value Fund                          .875%             .125%

     Global Value Fund                   .875%             .125%



The annual investment advisory and administrative services fee rates for Class A and Class C shares of Growth Fund, which commenced operations on December 27, 2000, are .875% and .125%, respectively.

The advisory fee rate for each Fund decreases as assets increase, as described in the Statement of Additional Information.

George T. Strickland, who is Managing Director of Thornburg, is the portfolio manager for the Municipal Funds. Mr. Strickland has been one of the persons primarily responsible for management of the Municipal Funds since 1998, and has performed municipal bond credit analysis and management since joining Thornburg in 1991. Mr. Strickland is assisted by other employees of Thornburg in managing the Municipal Funds.

Steven J. Bohlin, a Managing Director of Thornburg, is the portfolio manager of the Income Funds. He has held this responsibility for Government Fund since 1988 and for Income Fund since its inception in 1992. Mr. Bohlin is assisted by other employees of Thornburg in managing the Income Funds.

William V. Fries, a Managing Director of Thornburg, is the portfolio manager of Value Fund and Global Value Fund. He has held this responsibility for Value Fund since its inception in 1995 and for Global Value Fund since its inception in 1998. Before joining Thornburg in May 1995, Mr. Fries managed equity mutual funds for 16 years with another mutual fund management company. Mr. Fries is assisted by other employees of Thornburg.

Alexander Motola, CFA, a Managing Director of Thornburg, is the portfolio manager of Growth Fund. He has held that responsibility since January, 2001. Before joining Thornburg in 2001, Mr. Motola performed security analysis and equity portfolio management for eight years at other investment management firms. Mr. Motola is assisted by other employees of Thornburg.

Thornburg may, from time to time, agree to waive its fees or to reimburse a Fund for expenses above a specified percentage of average daily net assets. Thornburg retains the ability to be repaid by the Fund for these expense reimbursements if expenses fall below the limit prior to the end of the fiscal year. Fee waivers or expenses by a Fund will boost its performance, and repayment of waivers or reimbursements will reduce its performance.

In addition to Thornburg's fees, each Fund will pay all other costs and expenses of its operations. No Fund will bear any costs of sales or promotion incurred in connection with the distribution of Institutional Class shares, except as described above under "Opening Your Account - Buying Fund Shares".

Thornburg Securities Corporation (TSC) distributes and markets the Thornburg Funds. Thornburg or TSC may make payments from their own resources to assist in the sales or promotion of the Funds.

H. Garrett Thornburg, Jr., a Director and Chairman of the Company, and a Trustee and Chairman of the Trust, is the controlling stockholder of both Thornburg and TSC.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund's financial performance for the past five years (or if shorter, the period of the Fund's operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Information for the years ended June 30, 2000 and 2001 for Limited Term National Fund, Limited Term California Fund and Intermediate New York Fund, and for the years ended September 30, 1999 and 2000, for Intermediate National Fund, Intermediate New Mexico Fund, Intermediate Florida Fund, Limited Term Government Fund, Limited Term Income Fund, Value Fund and Global Value Fund, appears in the Annual Reports for each of those Funds, which have been audited by PricewaterhouseCoopers, LLP, independent auditors.


Information for all fiscal years prior to 2000 for Limited Term National Fund, Limited Term California Fund, and Intermediate New York Fund, and all fiscal years prior to 1999 for Intermediate National Fund, Intermediate New Mexico Fund, Intermediate Florida Fund, Limited Term Government Fund, Limited Term Income Fund, Value Fund and Global Value Fund was audited by other independent auditors. Independent auditors' reports, together with each Fund's financial statements, are included in each Fund's Annual Report, which are available upon request. The information for Limited Term National Fund, Limited Term California Fund and Intermediate New York Fund, for the six months ended December 31, 2001, the information for Intermediate National Fund, Intermediate New Mexico Fund, Intermediate Florida Fund, Government Fund, Income Fund, Value Fund and Global Value Fund, for the six months ended March 31, 2001, and the information for Growth Fund, for the period from December 27, 2000 to March 3, 2001, is unaudited.




------------------------------------
THORNBURG LIMITED TERM NATIONAL FUND
------------------------------------
                         ------------------------------------------------------------------------------------------------
                                        CLASS A                                                  CLASS C
                         -------------------------------------------           ------------------------------------------

                                     Year Ended June 30:                                 Year Ended June 30:
                            2001     2000    1999    1998     1997              2001      2000    1999    1998    1997
                           ------    ----    ----    ----     ----              -----     ----    ----    ----    ----
Net Asset Value,
Beginning of Period       $13.06   $13.26   $13.50   $13.44   $13.35            $13.08   $13.28   $13.53  $13.46   $13.37

Income from Investment
  Operations:
Net Investment Income        .58      .59      .59      .61      .62               .53     .53      .53     .55      .57
Net Gains (or Losses)
  On Securities              .38     (.20)    (.24)     .06      .09               .38    (.20)    (.25)    .07      .09
   (Realized and
    Unrealized)           -------  -------  -------  ------- -------           -------  -------  ------- -------   ------
Total from Investment
  Operations                 .96      .39      .35      .67      .71               .91     .33      .28     .62      .66

Less Distributions:
Dividends
  (from Net Investment
   Income)                  (.58)    (.59)    (.59)    (.61)    (.62)            (.53)    (.53)    (.53)   (.55)    (.57)
Distributions
  (from Capital Gains)    -------  -------  -------  -------  -------          -------  -------  ------- -------  -------
Total Distributions         (.58)    (.59)    (.59)    (.61)    (.62)            (.53)    (.53)    (.53)   (.55)    (.57)

Net Asset Value,
  End of Period           $13.44   $13.06   $13.26   $13.50   $13.44           $13.46   $13.08   $13.28  $13.53   $13.46

Total Return <F1>           7.49%    3.00%    2.58%    5.05%    5.46%            7.07%    2.57%    2.08%   4.70%    5.02%

Ratios/Supplemental
 Data:
Net Assets, End of
 Period
  (000's omitted)        $654,157 $672,775 $807,232 $836,947 $837,621          $24,773  $21,322  $28,048  $22,729 $19,475




------------------------------------
THORNBURG LIMITED TERM NATIONAL FUND
------------------------------------
                         --------------------------------------------------------------------------------------------------
                                        CLASS A                                                  CLASS C
                         -------------------------------------------             ------------------------------------------
                                   Year Ended June 30:                                      Year Ended June 30:
                            2001     2000    1999    1998     1997                2001     2000    1999    1998    1997
                           ------    ----    ----    ----     ----                -----   -----    -----   -----   -----
Ratio of Net Income
  to Average Net Assets    4.36%     4.48%   4.35%   4.50%  4.65%                3.96%    4.06%    3.93%   4.08%   4.24%
   (After Expense
    Reimbursements)

  Ratio of Expenses to
  Average Net Assets       0.99%      .96     .96%   0.97%  0.96                 1.38%    1.38%    1.38%   1.38%   1.38%
   (After Expense
    Reimbursements)

Ratio of Expenses to
  Average Net Assets       0.99%      .96%    .96%   0.97%  0.96%                1.85%    1.82%    1.78%   1.83%   1.86%
   (Before Expense
    Reimbursements)

Portfolio Turnover Rate   25.37%    33.65%  22.16%  24.95% 23.39%               25.37%   33.65%   22.16%  24.95%  23.39%





--------------------------------------
THORNBURG LIMITED TERM CALIFORNIA FUND
--------------------------------------
                         --------------------------------------------------------------------------------------------------
                                        CLASS A                                                  CLASS C
                         -------------------------------------------             ------------------------------------------
                                    Year Ended June 30:                                     Year Ended June 30:
                            2001     2000    1999    1998     1997                2001     2000    1999    1998    1997
                           ------    ----    ----    ----     ----                -----   -----    -----   -----   -----
Net Asset Value,
Beginning of Period       $12.59    $12.75  $12.90  $12.75  $12.64               $12.61    $12.76  $12.91  $12.76  $12.65

Income from Investment
  Operations:
Net Investment Income         .54      .54     .53     .55     .57                  .49       .49     .48     .50     .52
Net Gains (or Losses) on
  Securities                  .20     (.16)   (.15)    .15     .11                  .19      (.15)   (.15)    .15     .11
   (Realized and
    Unrealized)           -------   ------- ------- ------- -------              -------   ------- ------- ------ -------
Total from Investment
  Operations                  .74      .38     .38     .70     .68                  .68       .34     .33     .65     .63

Less Distributions:
Dividends
  (from Net Investment
   Income)                   (.54)    (.54)   (.53)   (.55)   (.57)                (.49)     (.49)   (.48)   (.50)   (.52)
Distributions
  (from Capital Gains)     -------  ------- ------- ------- -------              -------   ------- ------- ------- -------
Total Distributions          (.54)    (.54)   (.53)   (.55)   (.57)                (.49)     (.49)   (.48)   (.50)   (.52)

Net Asset Value,
  End of Period            $12.79   $12.59  $12.75  $12.90  $12.75               $12.80    $12.61  $12.76  $12.91  $12.76

Total Return <F1>            6.00%   (3.10)%  2.97%   5.57%   5.47%                5.49%     2.73%   2.56%   5.14%   5.06%

Ratios/Supplemental Data:
Net Assets, End of Period
  (000's omitted)          $89,697 $90,035 $113,835 $122,231 $94,253              $6,392    $7,411  $7,892  $7,843  $5,882




--------------------------------------
THORNBURG LIMITED TERM CALIFORNIA FUND
--------------------------------------
                         --------------------------------------------------------------------------------------------------
                                        CLASS A                                                  CLASS C
                         -------------------------------------------             ------------------------------------------
                                    Year Ended June 30:                                     Year Ended June 30:
                            2001     2000    1999    1998     1997                2001     2000    1999    1998    1997
                           ------    ----    ----    ----     ----                -----   -----    -----   -----   -----
Ratio of Net Income
  to Average Net Assets    4.26%     4.28%   4.11%   4.25%   4.47%                3.86%     3.88%   3.70%   3.85%  4.06%
   (After Expense
    Reimbursements)

Ratio of Expenses to
  Average Net Assets       0.99%      .99%    .99%   1.00%   1.00%                1.40%     1.40%   1.40%   1.40%  1.40%
   (After Expense
    Reimbursements)

Ratio of Expenses to
  Average Net Assets       1.05%     1.01%   1.02%   1.04 %  1.03%                2.01%     1.94%   1.92%   1.97%  2.15%
   (Before Expense
    Reimbursements)

Portfolio Turnover Rate   15.45%    21.34%  21.71%  21.21%  20.44%               15.45%    21.34%  21.71%  21.21% 20.44%

<F1>  Sales loads are not reflected in computing total return, which is not annualized for periods less than one year.




------------------------------------
THORNBURG INTERMEDIATE NATIONAL FUND
------------------------------------
                         --------------------------------------------------------------------------------------------------------
                                                 CLASS A                                             CLASS C
                         -------------------------------------------------  -----------------------------------------------------
                         Six Months                                         Six Months
                           Ended             Year Ended September 30:         Ended             Year Ended June 30:
                          03/31/01*  2000    1999    1998    1997    1996    03/31/01*  2000    1999    1998    1997    1996
                         ----------  ----    ----    ----    ----    ----   ----------  ----    ----    ----    ----    ----
Net Asset Value,
Beginning of Period       $12.78   $13.00   $13.76  $13.46  $13.23  $13.18    $12.79  $13.02  $13.77  $13.48  $13.24  $13.20
Income from Investment

Operations:
Net Investment Income        .31      .63      .62     .63     .66     .68       .29     .57     .56     .58     .61     .63
Net Gains (or Losses)
 on Securities               .34     (.22)    (.76)    .30     .23     .05       .35    (.23)   (.75)    .29     .24     .04
   (Realized and
     Unrealized)         -------    ------   ------  ------  ------  ------   ------   ------  ------  ------  ------ ------
Total from Investment
 Operations                  .65      .41     (.14)    .93     .89     .73       .64     .34    (.19)    .87     .85     .67

Less Distributions:
Dividends (from Net
 Investment Income)         (.31)    (.63)    (.62)   (.63)   (.66)   (.68)     (.29)   (.57)   (.56)   (.58)   (.61)   (.63)
Distributions
 (from Realized Gains)        -        -        -       -       -       -         -       -       -       -       -       -
                         -------    ------   ------  ------  ------  ------    ------  ------  ------  ------  ------  ------
Total Distributions         (.31)    (.63)    (.62)   (.63)   (.66)   (.68)     (.29)   (.57)   (.56)   (.58)   (.61)   (.63)
Net Asset Value,
 End of Period            $13.12   $12.78   $13.00  $13.76  $13.46  $13.23    $13.14  $12.79  $13.02  $13.77  $13.48  $13.24

Total Return <F2>           5.15%    3.23%   (1.09)%  7.08%   6.90%   5.64%     5.02    2.70%  (1.48)%  6.57%   6.55%   5.14%




------------------------------------
THORNBURG INTERMEDIATE NATIONAL FUND
------------------------------------
                         --------------------------------------------------------------------------------------------------------
                                                 CLASS A                                             CLASS C
                         -------------------------------------------------  -----------------------------------------------------
                         Six Months                                         Six Months
                           Ended             Year Ended September 30:         Ended             Year Ended June 30:
                          03/31/01*  2000    1999    1998    1997    1996    03/31/01*  2000    1999    1998    1997    1996
                         ----------  ----    ----    ----    ----    ----   ----------  ----    ----    ----    ----    ----

Ratios/Supplemental
 Data:

Net Assets, End of
 Period
 (000's omitted)        $328,605 $322,942 $363,908 $368,108 $309,293 $246,128 $38,129 $33,353 $32,477 $20,852 $11,292 $7,586

Ratio of Net Income
 to Average Net Assets     4.82%<F3> 4.89%    4.59%   4.65%   4.96%   5.12%    4.42%<F3> 4.44%   4.19%   4.23%   4.55%   4.73%
   (After Expense
    Reimbursements)

Ratio of Expenses to
 Average Net Assets        0.80%<F3>  .89%     .99%   1.00%   1.00%   1.00%    1.20%<F3> 1.34%   1.40%   1.40%   1.40%   1.40%
(After Expense
    Reimbursements)

Ratio of Expenses to
 Average Net Assets        1.02%<F3> 1.02%    1.02%   1.04%   1.05%   1.09%    1.83%<F3> 1.83%   1.85%   1.93%   1.99%   1.97%
   (Before Expense
    Reimbursements)

Portfolio Turnover Rate   10.38%    21.97%   23.17%  16.29%  15.36%  12.64%   10.38%    21.97%  23.17%  16.29%  15.36%  12.64%





--------------------------------------
THORNBURG INTERMEDIATE NEW MEXICO FUND
--------------------------------------
                       ----------------------------------------------------------  -----------------------------------------------
                                               CLASS A                                                CLASS D
                       ----------------------------------------------------------  -----------------------------------------------
                        Six Months                                                  Six Months
                          Ended                          Year Ended September 30:     Ended           Period From June 1, 1999<F1>
                         03/31/01*     2000     1999     1998     1997     1996     03/31/01*   2000        September 30, 1999
                        ----------     ----     ----     ----     ----     ----    -----------  ----     ------------------------
Net Asset Value,
Beginning of Period      $12.85     $12.92   $13.45   $13.28   $13.09   $13.12       $12.85    $12.93           $13.20

Income from Investment
 Operations:
Net Investment Income       .30        .62      .61      .62      .64      .63          .29       .58              .19
Net Gains (or Losses)
 on Securities              .22       (.07)    (.53)     .17      .19     (.03)         .23      (.08)            (.27)
   (Realized and
    Unrealized)          ------     -------  ------- -------  -------   -------      -------   -------          -------
Total from Investment\
 Operations                 .52        .55      .08      .79      .83      .60          .52       .50             (.08)

Less Distributions:
Dividends (from Net
 Investment Income)        (.30)      (.62)    (.61)    (.62)    (.64)    (.63)       (.29)      (.58)            (.19)
Distributions (from
 Realized Gains)             -          -        -         -        -        -          -          -                 -
                         -------    -------   -------  ------   ------    ------    -------    -------          -------
Total Distributions        (.32)      (.62)    (.61)    (.62)    (.64)    (.63)       (.29)      (.58)            (.19)

Net Asset Value,
 End of Period           $13.07     $12.85   $12.92   $13.45   $13.28   $13.09      $13.08     $12.85           $12.93

Total Return<F2>           4.11%      4.36%    0.55%    6.08%    6.51%    4.68%       4.06%      4.00%           (0.61)%

Ratios/Supplemental
 Data: Net Assets,
 End of Period
 (000's omitted)        $151,478   $147,279  $155,540 $153,118 $145,850  $131,307    $2,202     $2,151            $1,122




--------------------------------------
THORNBURG INTERMEDIATE NEW MEXICO FUND
--------------------------------------
                       ----------------------------------------------------------  -----------------------------------------------
                                               CLASS A                                                CLASS D
                       ----------------------------------------------------------  -----------------------------------------------
                        Six Months                                                  Six Months
                          Ended                          Year Ended September 30:     Ended           Period From June 1, 1999<F1>
                         03/31/01*     2000     1999     1998     1997     1996     03/31/01*   2000        September 30, 1999
                        ----------     ----     ----     ----     ----     ----    -----------  ----     ------------------------
Ratio of Net Income to
 Average Net Assets       4.69%<F3>   4.81%    4.57%    4.64%    4.88%    4.81%      4.43%<F3>   4.55%            4.20%<F3>
   (After Expense
    Reimbursements)

Ratio of Expenses to
 Average Net Assets       0.99%<F3>    .99      .99%    1.00%    1.00%    1.00%      1.25%<F3>   1.25%            1.27%<F3>
   (After Expense
    Reimbursements)

Ratio of Expenses to
 Average Net Assets       0.99%<F3>   1.03%    1.01%    1.02%    1.05%    1.07%      2.42%<F3>   2.73%            3.70%<F3>
   (Before Expense
    Reimbursements)

Portfolio Turnover Rate   4.99%      30.23%   15.93%   13.74%   10.06%   10.88%      4.99%      30.23%           15.93%

<F1> Sales of Class D shares commenced June 1, 1999.
<F2> Sales charges are not reflected in computing
     total return, which is not annualized for periods less than one year.
<F3> Annualized.
  *  Unaudited.




-----------------------------------
THORNBURG INTERMEDIATE FLORIDA FUND
-----------------------------------
                                                                          ----------------------------
                                                                                    CLASS A
                                      Six Months                          ----------------------------
                                        Ended                                Year Ended September 30:
                                       03/31/01*     2000     1999          1998     1997     1996
                                     -----------    ------   ------        ------   ------   ------
Net Asset Value, Beginning of Period    $11.73       $11.79    $12.37      $12.14    $11.88    $11.83

Income from Investment Operations:
Net Investment Income                      .27          .54       .54         .56       .56       .57
Net Gains (or Losses)on Securities         .37         (.06)     (.58)        .23       .26       .05
   (Realized and Unrealized)            -------      -------   -------     ------    ------    ------
Total from Investment Operations           .64          .48      (.04)        .79       .82       .62

Less Distributions:
Dividends (from Net Investment Income)    (.27)        (.54)     (.54)       (.56)     (.56)     (.57)
Distributions (from Realized Gains)         -            -         -           -         -         -
                                        -------       ------   -------      ------    ------    ------
Total Distributions                       (.27)        (.54)     (.54)       (.56)     (.56)     (.57)

Net Asset Value, End of Period          $12.10       $11.73    $11.79      $12.37    $12.14    $11.88

Total Return                              5.50%        4.19%    (0.36)%      6.62%     7.04%     5.37%

Ratios/Supplemental Data:
Net Assets, End of Period
 (000's omitted)                        $27,887      $25,876    $30,221    $28,091   $24,663   $19,501
Ratio of Net Income to Average
 Net Assets                               4.49%<F3>    4.60%     4.44%         4.54%    4.65%    4.80%
   (After Expense Reimbursements)
Ratio of Expenses to Average Net Assets   0.90%<F3>     .98%      .99%          .98%     .83%     .61%
   (After Expense Reimbursements)
Ratio of Expenses to Average Net Assets   1.09%<F3>    1.10%     1.08%         1.11%    1.13%    1.34%
   (Before Expense Reimbursements)
Portfolio Turnover Rate                  18.76%       40.70%    35.91%        70.81%   51.48%   77.12%




------------------------------------
THORNBURG INTERMEDIATE NEW YORK FUND
------------------------------------                                             ----------------------
                                                                                         CLASS A
                                                                                 ----------------------
                                                         Year Ended June 30,      Period from 9/05/97
                                           2001          2000          1999       Year to 6/30/98 <F1>
                                          -----          ----          ----      ----------------------
Net Asset Value, Beginning of Period      $12.16        $12.36       $12.71            $12.50

Income from Investment Operations:
Net Investment Income                        .62           .64          .64               .52
Net Gains (or Losses) on Securities          .39          (.20)        (.33)              .21
   (Realized and Unrealized)              -------       -------      -------           ------
Total from Investment Operations            1.01           .44          .31               .73

Less Distributions:
Dividends (from Net Investment Income)      (.62)         (.64)        (.64)             (.52)
Distributions (from Realized Gains)           -             -          (.02)               -
                                          -------       -------       ------            ------
Total Distributions                         (.62)         (.64)        (.66)             (.52)
Net Asset Value, End of Period            $12.55        $12.16       $12.36            $12.71
Total Return <F2>                           8.44%         3.65%        2.38%             5.92%
Ratios/Supplemental Data:
Net Assets, End of Period (000's omitted) $25,855       $24,365      $24,633           $25,472
Ratio of Net Income to Average Net Assets   4.95%         5.23%        5.00%             4.99%<F3>
    (After Expense Reimbursements)
Ratio of Expenses to Average Net Assets     0.87%   >     0.76%        0.75%              .78%<F3>
   (After Expense Reimbursements)
Ratio of Expenses to Average Net Assets     1.13%         1.15%        1.16%             1.19%<F3>
   (Before Expense Reimbursements)
Portfolio Turnover Rate                    21.96%        19.02%       9.06%            42.26%

<F1> Commencement of operations.
<F2> Sales charges are not reflected in computing total return, which is not annualized for periods less than one year.
<F3> Annualized.
   * Unaudited.




-------------------------------------------
THORNBURG LIMITED TERM U.S. GOVERNMENT FUND
-------------------------------------------
                                                                FISCAL YEAR OR PERIOD
                         --------------------------------------------------------------------------------------------------------
                                                 CLASS A                                             CLASS C
                         -------------------------------------------------  -----------------------------------------------------
                         Six Months                                         Six Months
                           Ended              Year Ended June 30:             Ended           Year Ended June 30:
                          03/31/01*  2000    1999    1998    1997    1996    03/31/01*     2000    1999    1998    1997    1996
                        -----------  ----    ----    ----    ----    ----   -----------    ----    ----    ----    ----    ----
Net Asset Value,
  Beginning of Period    $12.03     $12.06  $12.66   $12.31  $12.24  $12.40    $12.10   $12.12   $12.71   $12.37  $12.29  $12.45

Net Investment Income       .34        .68     .66      .69     .75     .76       .32      .63      .60      .64     .70     .71
Net Gains (or Losses)
  on Securities             .45       (.03)   (.60)     .35     .07    (.16)      .45     (.02)    (.59)     .34     .08    (.16)
   (Realized and
    Unrealized)          -------    -------  ------   ------  ------  ------   ------    ------   ------  ------  ------   ------
Total from Investment
  Operations               $.79       $.65    $.06    $1.04    $.82    $.60      $.77     $.61     $.01     $.98    $.78    $.55

Dividends (from Net
      Investment Income)   (.34)      (.68)   (.66)    (.69)   (.75)   (.76)     (.32)    (.63)    (.60)    (.64)   (.70)   (.71)

                          ------      ------ ------   ------  ------  ------    ------   ------   ------   ------  ------  ------
Total Distributions        (.34)      (.68)   (.66)    (.69)   (.75)   (.76)     (.32)    (.63)    (.60)    (.64)   (.70)   (.71)

Net Asset Value, End
  of Period              $12.48     $12.03  $12.06   $12.66  $12.31  $12.24     $12.55  $12.10   $12.12   $12.71  $12.37  $12.29
Total Return <F2>          6.66%      5.58%   0.48%    8.75%   6.86%   4.92%      6.42%   5.23%    0.13%    8.19%   6.49%   4.51%

Net Assets, End of
  Period (000's omitted) $88,692   $87,616 $113,215 $129,312 $133,711 $139,510   $8,111  $5,098   $7,516   $6,445  $4,299  $2,780




-------------------------
THORNBURG GOVERNMENT FUND
-------------------------
                                                                FISCAL YEAR OR PERIOD
                         --------------------------------------------------------------------------------------------------------
                                                 CLASS A                                             CLASS C
                         -------------------------------------------------  -----------------------------------------------------
                         Six Months                                         Six Months
                           Ended              Year Ended June 30:             Ended           Year Ended June 30:
                          03/31/01*  2000    1999    1998    1997    1996    03/31/01*     2000    1999    1998     1997    1996
                        -----------  ----    ----    ----    ----    ----   -----------    ----    ----    ----     ----    ----
Ratio of Net Income
  to Average Net Assets    5.60%<F3> 5.69%   5.33%   5.61%   6.09%   6.11%      5.10%<F3>  5.26%   4.88%     5.16%<F3> 5.65%   5.72%
   (After Expense
    Reimbursements)

Ratio of Expenses
  to Average Net Assets    0.99%<F3>  .98%    .95%    .97%   .97%    .99%      1.40%<F3>  1.40%   1.40%     1.40%      1.40%   1.39%
   (After Expense
    Reductions)

Ratio of Expenses to
  Average Net Assets       0.99%<F3>  .98%    .95%     .97%   .97%    .99%     2.13%<F3>  2.11%   1.98%     2.20%      2.24%   2.35%
   (Before Expense
    Reductions)

Portfolio Turnover Rate    3.78%    19.66%  19.39%   29.77% 41.10%  23.27%     3.78%     19.66%  19.39%    29.77%     41.10%  23.27%




----------------------------------
THORNBURG LIMITED TERM INCOME FUND
----------------------------------
                                                               FISCAL YEAR OR PERIOD
                         --------------------------------------------------------------------------------------------------------
                                                 CLASS A                                             CLASS C
                         -------------------------------------------------  -----------------------------------------------------
                         Six Months                                         Six Months
                           Ended              Year Ended June 30:             Ended           Year Ended June 30:
                          03/31/01*  2000    1999    1998    1997    1996    03/31/01*     2000    1999    1998     1997    1996
                        -----------  ----    ----    ----    ----    ----   -----------    ----    ----    ----     ----    ----
Net Asset Value,
  Beginning of Period     $11.89    $11.93  $12.50  $12.37  $12.23  $12.11     $11.87     $11.91  $12.47  $12.34   $12.20   $12.08

Net Investment Income        .37       .73     .69     .72     .76     .76        .35        .68     .64     .66      .71      .71
Net Gains (or Losses)
  on Securities              .42      (.04)   (.57)    .13     .14     .12        .41       (.04)   (.56)    .13      .14      .12
   (Realized and
    Unrealized)          -------    ------- ------- ------- ------- -------   -------     ------- ------- ------- -------  -------
Total from Investment
  Operations                $.79      $.69    $.12    $.85    $.90     $.88      $.76       $.64    $.08    $.79     $.85     $.83

Dividends (from Net
      Investment Income)    (.37)     (.73)   (.64)   (.72)   (.76)    (.76)     (.35)      (.68)   (.59)   (.66)    (.71)    (.71)
Return of Capital             -         -     (.05)     -       -        -         -          -     (.05)     -        -        -
                          -------   ------- ------- ------- -------  -------   -------    ------- ------- -------  -------  -------
Total Distributions         (.37)     (.73)   (.69)   (.72)   (.76)    (.76)     (.35)      (.68)   (.64)   (.66)    (.71)    (.71)

Net Asset Value, End
  of Period               $12.31    $11.89  $11.93  $12.50  $12.37   $12.23    $12.28     $11.87  $11.91  $12.47   $12.34   $12.20
Total Return <F1>           6.77%     6.05%   1.02%   7.08%   7.56%    7.54%     6.48%      5.62%   0.68%   6.65%    7.13%    7.12%

Net Assets, End of
  Period (000's omitted)  $39,267   $31,520 $41,050 $35,866 $31,281  $23,433    $8,432     $7,272  $7,528  $7,147   $5,382    $2,695




---------------------
THORNBURG INCOME FUND
---------------------                                            FISCAL YEAR OR PERIOD
                         --------------------------------------------------------------------------------------------------------
                                                 CLASS A                                             CLASS C
                         -------------------------------------------------  -----------------------------------------------------
                         Six Months                                         Six Months
                           Ended              Year Ended June 30:             Ended           Year Ended June 30:
                          03/31/01*  2000    1999    1998    1997    1996    03/31/01*     2000    1999    1998     1997    1996
                        -----------  ----    ----    ----    ----    ----   -----------    ----    ----    ----     ----    ----

Ratio of Net Income
  to Average Net Assets     6.21%<F2> 6.21%   5.68%   5.81%   6.16%    6.31%   5.79%<F2>   5.81%   5.28%   5.40%    5.76%    5.91%
   (After Expense
    Reimbursements)

Ratio of Expenses
  to Average Net Assets      .99%<F2>  .99%    .99%   1.00%   1.00%     .95%   1.40%<F2>   1.40%   1.40%   1.40%    1.40%    1.36%
   (After Expense
    Reductions)

Ratio of Expenses to
  Average Net Assets        1.20%<F2> 1.21%   1.19%   1.22%   1.27%    1.37%   2.20%<F2>   2.26%   2.22%   2.30%    2.44%    3.20%
   (Before Expense
    Reductions)

Portfolio Turnover Rate     7.03%    59.46%  48.50%  41.01%  13.87%   44.35%   7.03%       59.46%  48.50%  41.01%   13.87%   44.35%

     Footnotes to Financial Highlights Tables
<F1> Sales charges are not reflected in computing total return, which is not annualized for periods less than one year.
<F2> Annualized
   * Unaudited.




---------------------
THORNBURG VALUE FUND
---------------------
                        ----------------------------------------------------------------------   -------------------------------
                                                            CLASS A                                         CLASS B
                        -----------------------------------------------------------------------   -------------------------------
                                                                                   FISCAL YEAR OR PERIOD
                        Six Months              YEAR ENDED                         Period        Six Months
                          Ended                 September 30                       10/2/95<F1>     Ended       Period 4/3/00
                         03/31/01*    2000       1999        1998         1997     to 9/30/96     03/31/01*    to 9/30/00
                        ---------  -------     -------    -------      -------     ----------    -----------    -------------
Net Asset Value,
   Beginning of Period    $32.98    $26.20      $19.48      $20.42      $14.50       $11.94        $32.63         $33.22
Income from Investment
   Operations:
Net Investment Income        .01       .74         .16         .20         .21          .28          (.14)           .00
Net Gains (or Losses)
   on Securities
    (Realized and
     Unrealized)           (3.15)     7.29        6.76         .40        6.28         2.56         (3.11)           .09
                          -------  -------     -------     -------     -------      -------        -------
Total from Investment
   Operations              (3.14)     8.03        6.92         .60        6.49         2.84         (3.25)           .09
Less Distributions
Dividends (from Net
   Investment Income)       (.28)     (.86)       (.20)       (.17)       (.20)        (.28)         (.21)          (.68)
Distributions (from
   Realized Gains)          (.25)     (.39)         -        (1.35)       (.37)          -           (.25)            -
Return of Capital             -         -           -         (.02)         -            -             -              -
                          -------   -------     -------      -------     -------     -------       -------        -------
Total Distributions         (.53)    (1.25)       (.20)      (1.54)       (.57)        (.28)         (.46)          (.68)
Net Asset Value,
   End of Period          $29.31    $32.98      $26.20      $19.48      $20.42       $14.50         $28.92        $32.63
                         =======   =======     =======     =======     =======      =======        =======       =======
Total Return <F2>          (9.65)%   30.98%      35.50%       3.15%      46.01%       24.20%        (10.08)%        0.25%
Net Assets, End of Period
   (000's omitted)      $1,029,006 $873,433    $360,966    $150,492     $66,893      $15,438     $_________       $17,945




---------------------
THORNBURG VALUE FUND
---------------------
                        ----------------------------------------------------------------------   -------------------------------
                                                            CLASS A                                         CLASS B
                        -----------------------------------------------------------------------   -------------------------------
                                                                                   FISCAL YEAR OR PERIOD
                        Six Months              YEAR ENDED                         Period        Six Months
                          Ended                 September 30                       10/2/95<F1>     Ended       Period 4/1/00
                         03/31/01*    2000       1999        1998         1997     to 9/30/96     03/31/01*    to 9/30/00
                        ---------  -------     -------    -------      -------     ----------    -----------    -------------

Ratios/Supplemental Data
Ratio of Net Income
  to Average Net Assets
  (after expense
   reimbursements)       0.08%<F3>    2.31%      .62%       .95%        1.35%       2.48%<F3>   (0.91)%<F3>   0.02%<F3>

Ratio of Expenses
  to Average Net Assets
  (after expense
   reimbursements)       1.35%<F3>    1.38%     1.44%      1.54%        1.61%       1.55%<F3>    2.33%<F3>    2.38<F3>

Ratio of Expenses to
  Average Net Assets
  (before expense
   reimbursements)       1.36%<F3>    1.38%     1.44%      1.54%        1.61%       2.16%<F3>    2.33%<F3>    2.43%<F3>

Portfolio Turnover Rate 29.43%       72.35%    62.71%     99.55%       78.83%      59.62%       29.43%       72.35%




---------------------
THORNBURG VALUE FUND
---------------------

                       ----------------------------------------------------------------------
                                                      CLASS C
                       -----------------------------------------------------------------------
                                            FISCAL YEAR OR PERIOD
                        Six Months                  YEAR ENDED                       Period
                          Ended                     September 30                   10/2/95<F1>
                         03/31/01*     2000         1999       1998       1997     to 9/30/96
                       -----------   -------       ------     ------     ------    ----------
Net Asset Value,
   Beginning of Period   $32.80       $26.08        $19.45      $20.40     $14.51     $11.94
Income from Investment
   Operations:
Net Investment Income      (.11)         .49          (.01)        .03        .07        .18
Net Gains (or Losses)
   on Securities
    (Realized and
     Unrealized)          (3.14)        7.23          6.71         .39       6.27       2.57
                          ------      ------        ------      ------     ------     -------
Total from Investment
   Operations             (3.25)        7.72          6.70         .42       6.34       2.75
Less Distributions
Dividends (from Net
   Investment Income)      (.17)        (.61)         (.07)         -        (.08)      (.18)
Distributions (from
   Realized Gains)         (.25)        (.39)           -        (1.35)      (.37)        -
Return of Capital            -            -             -         (.02)        -          -
                         -------      -------       -------      -------    -------    -------
Total Distributions        (.42)       (1.00)         (.07)      (1.37)      (.45)      (.18)
Net Asset Value,
   End of Period          $29.13      $32.80        $26.08      $19.45     $20.40     $14.51
                         =======     =======       =======     =======    =======    =======
Total Return <F2>         (10.02)%     29.90%        34.45%       2.34%     44.77%     23.20%
Net Assets, End of Period
   (000's omitted)      $408,843     $361,447      $133,934     $41,513     $9,999     $1,267




---------------------
THORNBURG VALUE FUND
---------------------

                       ----------------------------------------------------------------------
                                                      CLASS C
                       -----------------------------------------------------------------------
                                            FISCAL YEAR OR PERIOD
                       Six Months                  YEAR ENDED                       Period
                         Ended                     September 30                   10/2/95<F1>
                        03/31/01*     2000         1999       1998       1997     to 9/30/96
                       -----------   -------       ------     ------     ------    ----------
Ratios/Supplemental Data
Ratio of Net Income
   to Average Net Assets
    (after expense
     reimbursements)      (0.73)%<F3>  1.53%     (0.17)%      .14%       .48%        1.73%<F3>
Ratio of Expenses
   to Average Net Assets
    (after expense
     reimbursements)       2.15%<F3>   2.16%      2.23       2.36%       2.49%       2.30%<F3>
Ratio of Expenses to
   Average Net Assets
    (before expense
     reimbursements)       2.16%<F3>   2.17%     2.23%       2.37%       2.73%       6.51%<F3>
Portfolio Turnover Rate   29.43%      72.35%    62.71%      99.55%      78.83%      59.62%




---------------------------
THORNBURG GLOBAL VALUE FUND
---------------------------              ---------------------------------------                 ------------------------------
                                                         CLASS A                                           CLASS B
                                         ---------------------------------------                  -----------------------------
                                                                                   Fiscal Year or Period
                                          Six Months                                              Six Months
                                            Ended        Year Ended  Year Ended    Period Ended      Ended       Period 4/300
                                           03/31/01*     9/30/00     9/30/99       9/30/98<F1>      03/31/01*    to 9/30/00
                                         -----------     ----------   ----------   ------------    -----------   -------------
Net Asset Value, Beginning of Period       $16.64          $12.95        $9.79       $11.94          $16.45           $17.62
Income from Investment Operations:
Net Investment Income                        (.03)            .44          .12          .03           (.08)              .14
Net Gains (or Losses) on Securities
  (Realized and Unrealized)                 (1.19)           4.03         3.18        (2.15)         (1.18)             (.79)
                                           -------        -------      -------      -------         -------           -------
Total from Investment Operations            (1.22)           4.47         3.30        (2.12)         (1.26)             (.65)
Less Dividends (from Net Investment
 Income)                                      .00            (.78)        (.14)        (.03)           .00              (.53)
 (In Excess of Net Investment Income)        (.79)            -            -            -             (.76)              -
Distributions (from Realized Gains)            -              -            -            -               -                -
Distributions of Capital                       -              -            -            -               -                -
                                          --------         -------      -------      -------        -------           -------
Total Distributions                          (.79)           (.78)        (.14)        (.03)          (.76)            (.53)
Net Asset Value, End of Period             $14.63          $16.64       $12.95        $9.79         $14.42           $16.44
                                         ========         =======      =======      =======        =======          =======
Total Return <F2>                           (7.66)%        34.42%       33.79%      (17.80)%         (7.95)%        (3.73)%
Ratios/Supplemental Data
Net Assets, End of Period (000's omitted) $76,528         $76,070      $23,202        $7,440          $2,291         $1,270
Ratio of Net Income to Average Net Assets
  (after expense reimbursements)            (0.34)%<F3>      2.61%      1.07%        1.04%<F3>       (1.03)%<F3>      1.63%<F3>
Ratio of Expenses to Average Net Assets
  (after expense reimbursements)             1.54%<F3>       1.53%      1.63%        1.63%<F3>        2.37%<F3>       2.38%<F3>
Ratio of Expenses to Average Net Assets
  (before expense reimbursements)            1.54%<F3>       1.55%      1.93%        2.88%<F3>        3.98%<F3>       6.08%<F3>
Portfolio Turnover Rate                     25.49%          86.13%     58.09%       44.66%           25.49%          86.13%

<F1> Value Fund commenced Class A and C shares on October 2, 1995 and Class B shares on April 3, 2000;
     and Global Value Fund commenced Class A and Class C sales on May 28, 1998 and Class B sales on April 3, 2000.
<F2> Sales loads are not reflected in computing total return, which is not annualized in periods less than a year.
<F3> Annualized
   * Unaudited




---------------------------
THORNBURG GLOBAL VALUE FUND
---------------------------             -------------------------------------------------------
                                                           CLASS C
                                        -------------------------------------------------------
                                        Six Months               Fiscal Year or Period
                                          Ended         Year Ended    Year Ended    Period Ended
                                         03/31/01*      09/30/00      9/30/99       9/30/99<F1>
                                        -----------    ----------     ----------    ------------
Net Asset Value, Beginning of Period      $16.49        $12.88          $9.77        $11.94
Income from Investment Operations:
Net Investment Income                       (.09)         (.38)           .04           .01
Net Gains (or Losses) on Securities
  (Realized and Unrealized)                (1.18)         3.91            3.14         (2.17)
                                          -------      -------         -------        -------
Total from Investment Operations           (1.27)         4.29            3.18         (2.16)
Less Distributions Dividends
  (from Net Investment Income)               .00          (.68)           (.07)         (.01)
  (In Excess of Net Investment Income)      (.76)           -               -             -
Distributions (from Realized Gains)           -             -               -             -
                                          -------       -------         -------      -------
Total Distributions                         (.76)         (.68)           (.07)         (.01)
Net Asset Value, End of Period            $14.46        $16.49          $12.88         $9.77
                                         =======        =======         =======       =======
Total Return <F2>                          (8.02)%       33.20%          32.59%       (18.12)%
Ratios/Supplemental Data
Net Assets, End of Period (000's omitted)  $29,183      $26,120          $3,235           $577
Ratio of Net Income to Average Net Assets
  (after expense reimbursements)           (1.13)%<F3>    2.25%           0.11%         (.02)%
Ratio of Expenses to Average Net Assets
  (after expense reimbursements)            2.36%<F3>     2.37%           2.38%         2.38%
Ratio of Expenses to Average Net Assets
  (before expense reimbursements)           2.37%<F3>     2.43%           3.63%        11.91%
Portfolio Turnover Rate                    25.49%        86.13%          58.09%        44.66%

<F1> Value Fund commenced Class A and Class C operations on October 2, 1995, and Class B operations on April 3, 2000, and Global Value Fund commenced Class A and Class C operations on May 28, 1998, and Class B operations on April 3, 2000.
<F2> Sales loads are not reflected in computing total return, which is not annualized for periods less than a year.
<F3> Annualized.
   * Unaudited.




---------------------------
THORNBURG GLOBAL VALUE FUND
---------------------------             -------------------------------------------------------
                                                           CLASS C
                                        -------------------------------------------------------
                                        Six Months               Fiscal Year or Period
                                          Ended         Year Ended    Year Ended    Period From
                                         03/31/01*      3/31/00       9/30/99       5/28/98 to 9/30/98<F1>
                                        -----------    ----------     ----------    -----------------------
Net Asset Value, Beginning of Period      $16.49        $12.88          $9.77        $11.94
Income from Investment Operations:
Net Investment Income                       (.09)         (.38)           .04           .01
Net Gains (or Losses) on Securities
  (Realized and Unrealized)                (1.18)         3.91            3.14         (2.17)
                                          -------      -------         -------        -------
Total from Investment Operations           (1.27)         4.29            3.18         (2.16)
Less Distributions Dividends
  (from Net Investment Income)               .00          (.68)           (.07)         (.01)
  (In Excess of Net Investment Income)      (.76)           -               -             -
Distributions (from Realized Gains)           -             -               -             -
                                          -------       -------         -------      -------
Total Distributions                         (.76)         (.68)           (.07)         (.01)
Net Asset Value, End of Period            $14.46        $16.49          $12.88         $9.77
                                         =======        =======         =======       =======
Total Return <F2>                          (8.02)%       33.20%          32.59%       (18.12)%
Ratios/Supplemental Data
Net Assets, End of Period (000's omitted)  $29,183      $26,120          $3,235           $577
Ratio of Net Income to Average Net Assets
  (after expense reimbursements)           (1.13)%<F3>    2.25%           0.11%         (.02)%
Ratio of Expenses to Average Net Assets
  (after expense reimbursements)            2.36%<F3>     2.37%           2.38%         2.38%
Ratio of Expenses to Average Net Assets
  (before expense reimbursements)           2.37%<F3>     2.43%           3.63%        11.91%
Portfolio Turnover Rate                    25.49%        86.13%          58.09%        44.66%

<F1> Value Fund commenced Class A and Class C operations on October 2, 1995, and Class B operations on April 1, 2000, and Global Value Fund commenced Class A and Class C operations on May 28, 1998, and Class B operations on April 1, 2000.
<F2> Sales loads are not reflected in computing total return, which is not annualized in periods less than a year.
<F3> Annualized.
   * Unaudited.




--------------------------
THORNBURG CORE GROWTH FUND
--------------------------
                                              ------------------   ------------------
                                                    CLASS A              CLASS C
                                              ------------------   ------------------
                                                  Period From          Period From
                                                  12/24/00<F1>          12/27/00<F1>
                                                  to 3/31/01*          to 3/31/01*
                                                  ------------         ------------
Net Asset Value, Beginning of Period
Income from Investment Operations:                  $11.94                $11.94
Net Investment Income                                (0.02)                (0.03)
Net Gains (or Losses) on Securities                  (2.70)                (2.71)
  (Realized and Unrealized)
                                                    -------               -------

Total from Investment Operations                     (2.72)                (2.74)
Less Distributions Dividends
  (from Net Investment Income)                         -                      -
  (In Excess of Net Investment Income)                 -                      -
Distributions (from Realized Gains)                    -                      -

Total Distributions                                    -                      -
Net Asset Value, End of Period                       $9.22                 $9.20

Total Return <F2>                                   (22.78)%              (22.95)%
Ratios/Supplemental Data
Net Assets, End of Period (000's omitted)           $4,416                 $1,310

Ratio of Net Income to Average Net Assets
  (after expense reimbursements)                     (0.70)%<F3>           (1.37)% <F3>

Ratio of Expenses to Average Net Assets
  (after expense reimbursements)                      1.54% <F3>            2.36% <F3>

Ratio of Expenses to Average Net Assets
  (before expense reimbursements)                     3.32% <F3>            8.67% <F3>

Portfolio Turnover Rate                              22.64%                22.64%

<F1> Value Fund commenced Class A and Class C operations on October 2, 1995, and Class B operations on April 1, 2000, and Global Value Fund commenced Class A and Class C operations on May 28, 1998, and Class B operations on April 1, 2000.
<F2> Sales loads are not reflected in computing total return, which is not annualized in periods less than a year.
<F3> Annualized.
   * Unaudited.



OUTSIDE BACK COVER
ADDITIONAL INFORMATION

Reports to Shareholders
   Shareholders will receive annual
   reports of their Fund containing
   financial statements audited by the
   Funds'  independent auditors, and
   also will receive unaudited semi-
   annual reports. In addition, each
   shareholder will receive an account
   statement no less often than quarterly.

General Counsel
   Legal matters in connection with
   the issuance of shares of the Funds
   are passed upon by White, Koch,
   Kelly & McCarthy, Professional
   Association, Post Office Box 787,
   Santa Fe, New Mexico 87504-0787.

Investment Adviser
   Thornburg Investment Management, Inc.
   119 East Marcy Street, Suite 202
   Santa Fe, New Mexico 87501

Distributor
   Thornburg Securities Corporation
   119 East Marcy Street, Suite 202
   Santa Fe, New Mexico 87501

Custodian
   State Street Bank & Trust Co.
   1 Heritage Drive
   North Quincy, Massachusetts 02171

Transfer Agent
   State Street Bank & Trust Co.
   c/o NFDS Servicing Agent
   Post Office Box 419017
   Kansas City, Missouri 64141-6017

Additional information about the Funds' investments is available in the Funds' Annual and Semiannual Reports to Shareholders. In each Fund's Annual Report you will find a discussion of the market conditions and investment strategies which significantly affected the Fund's performance during its last fiscal year. The Funds' Statement of Additional Information (SAI) and the Funds' Annual and Semiannual Reports are available without charge upon request. Shareholders may make inquiries about the Funds, and investors may request copies of the SAI, Annual and Semiannual Reports, and obtain other Fund information, by contacting Thornburg Securities Corporation at 119 East Marcy Street, Suite 202, Santa Fe, New Mexico 87501 (800) 847-0200. The Funds' current SAI is incorporated in this Prospectus by reference (legally forms a part of this Prospectus).


Information about the Funds (including the SAI) may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information about the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Funds are also available on the Commission's Internet site at http://www.sec.gov and copies of information may be obtained, upon payment of a duplicating fee, by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102, contacting the Commission by e-mail at publicinfo@sec.gov.

No dealer, sales representative or any other person has been authorized to give any information or to make any representation not contained in this Prospectus and, if given or made, the information or representation must not be relied upon as having been authorized by any Fund or Thornburg Securities Corporation. This Prospectus constitutes an offer to sell securities of a Fund only in those states where the Fund's shares have been registered or otherwise qualified for sale. A Fund will not accept applications from persons residing in states where the Fund's shares are not registered.

Thornburg Securities Corporation, Distributor
119 East Marcy Street
Santa Fe, New Mexico 87501
(800) 847-0200
www.thornburg.com   email: postmaster@thornburg.com

Limited Term National Fund and Limited Term California Fund are separate series of Thornburg Limited Term Municipal Fund, Inc., which files registration statements and certain other information with the Securities and Exchange Commission under the file number 811-4302.

Intermediate National Fund, Intermediate New Mexico Fund, Intermediate Florida Fund, Intermediate New York Fund, Government Fund, Income Fund, Value Fund and Global Value Fund are separate series of Thornburg Investment Trust, which files its registration statements and certain other information with the Commission under Investment Company Act of 1940 file number 811-05201.


OUTSIDE FRONT COVER
                                           THORNBURG INVESTMENT MANAGEMENT
Prospectus
THORNBURG
Institutional Class Shares
August 25 2001


                               MUNICIPAL FUNDS
            Thornburg Limited Term Municipal Fund National Portfolio
                         ("Limited Term National Fund")
           Thornburg Limited Term Municipal Fund California Portfolio
                        ("Limited Term California Fund")
                      Thornburg Intermediate Municipal Fund
                         ("Intermediate National Fund")

                                INCOME FUNDS
                  Thornburg Limited Term U. S. Government Fund
                              ("Government Fund")
                      Thornburg Limited Term Income Fund
                                 ("Income Fund")

                                EQUITY FUNDS
                            Thornburg Value Fund
                               ("Value Fund")
                         THORNBURG GLOBAL VALUE FUND
                            ("Global Value Fund")

















These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Fund shares involve investment risks (including possible loss of principal), and are not deposits or obligations of, or guaranteed or endorsed by, and are not insured by, any bank, the federal deposit insurance corporation, the federal reserve board, or any government agency.

                                                      NOT FDIC- INSURED
                                                      MAY LOSE VALUE
                                                      NO BANK GUARANTEE

                     THORNBURG INSTITUTIONAL CLASS SHARES
TABLE OF CONTENTS

4          Limited Term National Fund
              Investment Goals
              Principal Investment Strategies
              Principal Risks of Investing in the Fund
              Past Performance of the Fund
              Fees and Expenses

6          Limited Term California Fund
              Investment Goals
              Principal Investment Strategies
              Principal Risks of Investing in the Fund
              Past Performance of the Fund
              Fees and Expenses

8          Intermediate National Fund
              Investment Goals
              Principal Investment Strategies
              Principal Risks of Investing in the Fund
              Past Performance of the Fund
              Fees and Expenses

10         Government Fund
              Investment Goals
              Principal Investment Strategies
              Principal Risks of Investing in the Fund
              Past Performance of the Fund
              Fees and Expenses

12         Income Fund
              Investment Goals
              Principal Investment Strategies
              Principal Risks of Investing in the Fund
              Past Performance of the Fund
              Fees and Expenses

14         Value Fund
              Investment Goals
              Principal Investment Strategies
              Principal Risks of Investing in the Fund
              Past Performance of the Fund
              Fees and Expenses

15         Global Value Fund
              Investment Goals
              Principal Investment Strategies
              Principal Risks of Investing in the Fund
              Past Performance of the Fund
              Fees and Expenses

16         Additional Information About Fund Investments,
           Investment Practices and Risks

19         Potential Advantages of Investing in a Fund

20         Opening Your Account

20         Buying Fund Shares

21         Selling Fund Shares

22         Investor Services

24         Transaction Details

24         Dividends and Distributions

25         Taxes

26         Organization of the Funds

27         Financial Highlights

Limited Term National Fund

Investment Goals
----------------

The primary investment goal of Limited Term National Fund is to obtain as high a level of current income exempt from federal income tax as is consistent, in the view of the Fund's investment adviser, with preservation of capital. The secondary goal of the Fund is to reduce expected changes in its share price compared to longer intermediate and long-term bond portfolios. The Fund's primary and secondary goals are fundamental policies, and may not be changed without a majority vote of the Fund's shareholders.

Principal Investment Strategies
--------------------------------

The Fund pursues its primary goal by investing in a laddered maturity portfolio of municipal obligations issued by states and state agencies, local governments and their agencies and by certain United States territories and possessions. Thornburg Investment Management, Inc. (Thornburg) actively manages the Fund's portfolio. Investment decisions are based upon outlooks for interest rates and securities markets, the supply of municipal debt securities, and analysis of specific securities. The Fund invests in obligations which are rated as investment grade or, if unrated, which are issued by obligors which have comparable investment grade obligations outstanding or which are deemed by Thornburg to be comparable to obligors with outstanding investment grade obligations. Securities ratings are discussed on page 18. The Fund's portfolio is "laddered" by investing in obligation of different maturities so that some obligations mature during each of the coming years.

Because the magnitude of changes in value of interest bearing obligations is greater for obligations with longer terms, the Fund seeks to reduce changes in its share value by maintaining a portfolio of investments with a dollar-weighed average maturity normally less than five years. There is no limitation on the maturity of any specific security the Fund may purchase. The Fund may dispose of any security before it matures. The Fund also attempts to reduce changes in it share value through credit analysis, selection and diversification.

The Fund ordinarily acquires and holds securities for investment rather than for realization of gains by short term trading on market fluctuations. However, it may dispose of any security prior to its scheduled maturity to enhance income or reduce loss, to change the portfolio's average maturity, or to otherwise respond to current market conditions. The objective of preserving capital may prevent the Fund from obtaining the highest yields available.

The Fund normally invests 100% of its net assets in municipal obligations. The Fund may invest up to 20% of its net assets in taxable securities which produce income not exempt from federal income tax because market conditions, pending investment of idle funds or to afford liquidity. The Fund's temporary taxable investments may exceed 20% of its net assets when made for defensive purposes during periods of abnormal market conditions. If the Fund found it necessary to own taxable investments, some of its income would be subject to federal income tax.

Principal Risks of Investing in the Fund
-----------------------------------------

The value of the Fund's shares and its dividends will fluctuate in response to changes in interest rates. When interest rates increase, the value of the Fund's investments declines and the Fund's share value is reduced.
This effect is more pronounced for intermediate and any longer term obligations owned by the Fund. During periods of declining interest rates the Fund's dividends decline. The value of Fund shares also could be reduced if municipal obligations held by the Fund were downgraded by rating agencies, or went into default, or if legislation or other government action reduces the ability of issuers to pay principal and interest when due or changes the tax treatment of interest on municipal obligations. The loss of money is a risk of investing in the Fund, and when you sell your shares they may be worth less than what you paid for them.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Additional information about Fund investments, investment strategies, and risks of investing in the Fund appears below beginning on page 16.

Past Performance of the Fund
----------------------------

The following information provides some indication of the risks of investment in the Fund by showing how the Fund's investment results vary from year to year. The bar chart shows how the annual total returns for Class I shares have been different in each full year shown. The average annual total return figures compare Class I share performance to the Lehman Five-Year General Obligation Bond Index, a broad measure of market performance. The Index is a model portfolio of municipal general obligation bonds from throughout the United States, with a constant maturity of five years. Performance in the past is not necessarily an indication of how the Fund will perform in the future.




The following are presented as bar graphs in the Prospectus
Limited Term National Fund Annual Total Returns Class I Shares
----------------------------------------------------------------
10%
                           7.13
 5%   5.86   5.18

 0%                 0.77%

      1997   1998   1999   2000


Highest quarterly results for time period shown: 2.58% (quarter ended
12/31/00).
Lowest quarterly results for time period shown: -0.85% (quarter ended
6/30/99).

Year-to-date return for Class I shares: 3.22% (period ended
6/30/01).

Limited Term National Fund Average Annual Total Returns
Class I Shares (periods ending 12/31/00)
-------------------------------------------------------

                                   Inception
                         One Year  (7/5/96)
                         --------  ---------
    Class I Shares         7.13%     5.06%
    Lehman 5 Yr. Go
      Bond Index           7.70%     5.29%

FEES AND EXPENSES OF THE FUND

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

Maximum Sales Charge (Load) On Purchases              none
  (as a percentage of offering price)

Maximum Deferred Sales Charge (Load) on Redemption    none
   (as a percentage of the lesser of redemption proceeds or original offering price)

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)


Thornburg Limited Term National Fund
------------------------------------
  Management Fee                                .47%
     Distribution and Service (12b-1) Fees      .00%
     Other Expenses                             .18%
                                                ----
           Total Annual Operating Expenses      .65%*


*Thornburg Investment Management, Inc. intends to reimburse expenses so that actual expenses are .60%. Reimbursement of expenses may be terminated at any time.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year, dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                    1 Year  3 Years  5 Years  10 Years
                       ------  -------  -------  --------
  Class I Shares        $67     $209     $364     $817


Limited Term California Fund

Investment Goals
-----------------

The primary investment goal of Limited Term California Fund is to obtain as high a level of current income exempt from federal and California state individual income taxes as is consistent, in the view of the Fund's investment adviser, with preservation of capital. The secondary goal of the Fund is to reduce expected changes in its share price compared to longer intermediate and long-term bond portfolios. The Fund's primary and secondary goals are fundamental policies, and may not be changed without a majority vote of the Fund's shareholders.

Principal Investment Strategies
--------------------------------

The Fund pursues its primary goal by investing principally in a laddered maturity portfolio of municipal obligations issued by the State of California and its state agencies, and by California local governments and their agencies. Thornburg Investment Management, Inc. (Thornburg) actively manages the Fund's portfolio. Investment decisions are based upon outlooks for interest rates and securities markets, the supply of municipal debt securities, and analysis of specific securities. The Fund invests in obligations which are rated as investment grade or, if unrated, which are issued by obligors which have comparable investment grade obligations outstanding or which are deemed by Thornburg to be comparable to obligors with outstanding investment grade obligations. Securities ratings are discussed on page 18. The Fund may invest in obligations issued by certain United States territories and possessions. The Fund's portfolio is "laddered" by investing in obligations of different maturities so that some obligations mature during each of the coming years.

Because the magnitude of changes in value of interest bearing obligations is greater for obligations with longer terms, the Fund seeks to reduce changes in its share value by maintaining a portfolio of investments with a dollar-weighed average maturity normally less than five years. There is no limitation on the maturity of any specific security the Fund may purchase. The Fund may dispose of any security before it matures. The Fund also attempts to reduce changes in it share value through credit analysis, selection and diversification.

The Fund ordinarily acquires and holds securities for investment rather than for realization of gains by short term trading on market fluctuations. However, it may dispose of any security prior to its scheduled maturity to enhance income or reduce loss, to change the portfolio's average maturity, or to otherwise respond to current market conditions. The objective of preserving capital may prevent the Fund from obtaining the highest yields available.

Under normal conditions the Fund invests at least 65% of its total assets in municipal obligations originating in California, and normally invests 100% of its net assets in municipal obligations originating in California or issued by United States territories and possessions. The Fund may invest up to 20% of its net assets in taxable securities which would produce income not exempt from federal or California income tax. These investments may be made due to market conditions, pending investment of idle funds or to afford liquidity. The Fund's temporary taxable investments may exceed 20% of its net assets when made for defensive purposes during periods of abnormal market conditions. If the Fund found it necessary to own taxable investments, some of its income would be subject to federal and California income taxes.

Principal Risks of Investing in the Fund
-----------------------------------------

The value of the Fund's shares and its dividends will fluctuate in response to changes in interest rates. When interest rates increase, the value of the Fund's investments declines and the Fund's share value is reduced.
This effect is more pronounced for intermediate and longer term obligations owned by the Fund. During periods of declining interest rates the Fund's dividends decline. The value of Fund shares also could be reduced if municipal obligations held by the Fund were downgraded by rating agencies, or went into default, or if legislation or other government action reduces the ability of issuers to pay principal and interest when due or changes the tax treatment of interest on municipal obligations. Because the Fund invests primarily in obligations originating in California, the Fund's share value may be more sensitive to adverse economic or political developments in that state. In particular, the California economy's dependence on Asian markets, an unemployment rate which exceeds the national average, and increases in governmental expenditures and projected declines in the growth of governmental revenues, could impair the ability of some governmental issuers to meet their debt payment obligations. A portion of the Fund's dividends could be subject to the federal alternative minimum tax. The loss of money is a risk of investing in the Fund, and when you sell your shares they may be worth less than what you paid for them.

An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Additional information about Fund investments, investment strategies, and risks of investing in the Fund appears below beginning on page 16.

Past Performance of the Fund
-----------------------------

The following information provides some indication of the risks of investing in the Fund by showing how the Fund's investment results vary from year to year. The bar chart shows how the annual total returns for Class I shares have been different in each full year shown. The average annual total return figures compare Class I share performance to the Lehman Five-Year General Obligation Bond Index, a broad measure of market performance. The Index is a model portfolio of municipal general obligations bonds from throughout the United States, with a constant maturity of five years. Performance in the past is not necessarily an indication of how the Fund will perform in the future.

The following is presented as a bar graph in the Profile
Limited Term California Fund Annual Total Returns Class I Shares
----------------------------------------------------------------
10%
                     6.71
 5%    5.25

 0%           0.82

       1998   1999   2000

Highest quarterly results for time period shown: 2.38% (quarter ended
9/30/98).
Lowest quarterly results for time period shown: -0.28% (quarter ended
12/31/99).

Year-to-date return for Class I shares: 2.53% (period ended
6/30/01).

Average Annual Total Returns (periods ended 12/31/00)
---------------------------------------------------------

                                           Since Inception
                                One Year      (4/1/97)
                                --------   --------------
          Class I Shares          6.71%         4.95%
          Lehman 5 Yrs. Go
           Bond Index             7.70%         5.50%


FEES AND EXPENSES OF THE FUND

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

Maximum Sales Charge (Load) on Purchases                      none
  (as a percentage of offering price)

Maximum Deferred Sales Charge (Load) on Redemptions           none
   (as a percentage of the lesser of redemption proceeds or original offering price)

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)


Limited Term California Fund
------------------------------
  Management Fee                                .50%
     Distribution and Service (12b-1) Fees      .00%
     Other Expenses                             .48%
                                                ----
           Total Annual Operating Expenses      .98%*


*Thornburg Investment Management, Inc. intends to reimburse expenses so that actual expenses are .65%. Reimbursement of expenses may be terminated at any time.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year, dividend and distributions and reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                    1 Year  3 Years  5 Years  10 Years
                       ------  -------  -------  --------
  Class I Shares        $101    $314     $546     $1,213


Intermediate National Fund

Investment Goals
----------------

The primary investment goal of Intermediate National Fund is to obtain as high a level of current income exempt from federal income tax as is consistent, in the view of the Fund's investment adviser, with preservation of capital. The secondary goal of the Fund is to reduce expected changes in its share price compared to long-term bond portfolios. The Fund's primary and secondary goals are fundamental policies, and may not be changed without a majority vote of the Fund's shareholders.

Principal Investment Strategies
------------------------------

The Fund pursues its primary goal by investing principally in a laddered maturity portfolio of municipal obligations issued by states and state agencies, local governments and their agencies and by certain United States territories and possessions. Thornburg Investment Management, Inc. (Thornburg) actively manages the Fund's portfolio. Investment decisions are based upon outlooks for interest rates and securities markets, the supply of municipal debt securities, and analysis of specific securities. The Fund invests in obligations which are rated as investment grade or, if unrated, which are issued by obligors which have comparable investment grade obligations outstanding or which are deemed by Thornburg to be comparable to obligors with outstanding investment grade obligations. Securities ratings are discussed on page 18. The Fund's portfolio is "laddered" by investing in obligations of different maturities so that some obligations mature during each of the coming years.

Because the magnitude of changes in value of interest bearing obligations is greater for obligations with longer terms, the Fund seeks to reduce changes in its share value by maintaining a portfolio of investments with a dollar-weighed average maturity of normally three to ten years. During temporary periods the Fund's portfolio maturity may be reduced for defensive purposes. There is no limitation on the maturity of any specific security the Fund may purchase. The Fund may dispose of any security before it matures. The Fund also attempts to reduce changes in its share value through credit analysis, selection and diversification.

The Fund ordinarily acquires and holds securities for investment rather than for realization of gains by short term trading on market fluctuations. However, it may dispose of any security prior to its scheduled maturity to enhance income or reduce loss, to change the portfolio's average maturity, or to otherwise respond to current market conditions. The objective of preserving capital may prevent the Fund from obtaining the highest yields available.

The Fund normally invests 100% of its net assets in municipal obligations. The Fund may invest up to 20% of its net assets in taxable securities which would produce income not exempt from federal income tax, because of market conditions, pending investment of idle funds or to afford liquidity. The Fund's temporary taxable investments may exceed 20% of its net assets when made for defensive purposes during periods of abnormal market conditions. If the Fund found it necessary to own taxable investments, some of its income would be subject to federal income tax.

Principal Risks of Investing in the Fund
-----------------------------------------

The value of the Fund's shares and its dividends will fluctuate in response to changes in interest rates. When interest rates increase, the value of the Fund's investments declines and the Fund's share value is reduced.
This effect is more pronounced for intermediate and longer term obligations owned by the Fund. During periods of declining interest rates the Fund's dividends decline. The value of Fund shares also could be reduced if municipal obligations held by the Fund were downgraded by rating agencies, or went into default, or if legislation or other government action reduces the ability of issuers to pay principal and interest when due or changes the tax treatment of interest on municipal obligations. A portion of the Fund's dividends could be subject to the federal alternative minimum tax. The loss of money is a risk of investing in a Fund, and when you sell your shares they may be worth less than what you paid for them.

An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Additional information about Fund investments, investment strategies, and risks of investing in the Fund appears below beginning on page 16.

Past Performance of the Fund
-----------------------------

The following information provides some indication of the risks of investing in the Fund by showing how the Fund's investment results vary from year to year. The bar chart shows how the annual total returns for Class I shares have been different in each full year shown. The average annual total return figures compare Class I share performance to the Merrill Lynch Municipal Bond (7-12 year) Index, a broad measure of market performance. The Index is a model portfolio of municipal obligations from throughout the United States, with an average portfolio maturity which ranges from seven to 12 years. Performance in the past is not necessary an indication of how the Fund will perform in the future.

The following is presented as a bar graph in the Profile
Intermediate National Fund Annual Total Returns Class I Shares
----------------------------------------------------------------
10%
       7.38                  7.19
 5%            5.79

 0%                  -1.70

       1997    1998   1999   2000

Highest quarterly results for time period shown: 3.24% (quarter ended
12/31/00).
Lowest quarterly results for time period shown: -1.52% (quarter ended
6/30/99).

Year-to-date return for Class I shares: 2.70% (period ended
6/30/01).

Intermediate National Fund Average Annual Total Returns
Class I Shares (periods ended 12/31/00)
---------------------------------------------------------
                                            Since Inception
                                One Year       (7/5/96)
                                --------     --------------
          Class I Shares          7.19%         5.21%
          Merrill Lynch
           Municipal Bond Index  -1.21%         6.98%

FEES AND EXPENSES OF THE FUND

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

Maximum Sales Charge (Load) on Purchases                      none
  (as a percentage of offering price)

Maximum Deferred Sales Charge (Load) on Redemptions           none
  (as a percentage of the lesser of redemption proceeds or original offering price)

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)

Intermediate National Fund
----------------------------
     Management Fee                             .50%
     Distribution and Service (12b-1) Fees      .00%
     Other Expenses                             .30%
                                                ----
           Total Annual Operating Expenses      .80%*

*Thornburg Investment Management, Inc. intends to reimburse expenses so that actual expenses are .69%. Reimbursement of expenses may be terminated at any time.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year, reinvestment of dividends and distributions, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                       1 Year  3 Years  5 Years  10 Years
                       ------  -------  -------  --------
     Class I Shares      $82     $257     $447     $999


Limited Term U.S. Government Fund

Investment Goals
-----------------

The primary goal of Government Fund is to provide as high a level of current income as is consistent, in the view of the Fund's investment adviser, with safety of capital. As a secondary goal, the Fund seeks to reduce changes in its share price compared to longer term portfolios. The Fund's primary and secondary goals are fundamental Fund policies, and may not be changed without a majority vote of the Fund's shareholders.

Principal Investment Strategies
---------------------------------

Thornburg Investment Management, Inc. (Thornburg) actively manages the Fund's investments in pursuing the Fund's primary investment goal. Investment decisions are based upon domestic and international economic developments, outlooks for securities markets, interest rates and inflation, the supply and demand for debt securities, and other factors. The Fund's investments are determined by individual security analyses. The Fund ordinarily acquires and holds securities for investment rather than for realization of gains by short term trading on market fluctuations. However, it may dispose of any security prior to its scheduled maturity to enhance income or reduce loss, to change the portfolio's average maturity, or to otherwise respond to current market conditions.

Government Fund invests at least 65% of its total assets in obligations issued or guaranteed by the United States Government or its agencies or instrumentalities. The Fund also may invest in readily marketable participations in such obligations or in repurchase agreements secured by such obligations. "Participations" are undivided interests in pools of securities where the underlying government credit support passes through to the participants. Securities issued by agencies may include "Ginnie Mae," "Freddie Mac" and "Fannie Mae" certificates, collateralized mortgage obligations (CMOs) and other mortgage backed securities.

Because the magnitude of changes in the value of interest bearing obligations is greater for obligations with longer terms, the Fund seeks to reduce changes in its share value by maintaining a portfolio of investments with a dollar-weighed average maturity or expected life normally less than five years. There is no limitation on the maturity of any specific security the Fund may purchase, and the Fund may sell any security before it matures. The Fund also attempts to reduce changes in share value through credit analysis, selection and diversification.

Principal Risks of Investing in the Fund
-----------------------------------------

The value of the Fund's shares and its dividends will change in response to changes in market interest rates. When interest rates increase, the value of the Fund's investments declines and the Fund's share value is reduced. This effect is more pronounced for intermediate and any longer term obligations owned by the Fund. Value changes in response to interest rate changes also may be more pronounced for mortgage backed securities owned by the Fund. Additionally, decreases in market interest rates may result in prepayments of certain obligations the Fund will acquire. These prepayments may require the Fund to reinvest at a lower rate of return. Although the Fund will acquire obligations issued or guaranteed by the U.S. Government and its agencies and instrumentalities, neither the Fund's net asset value nor its dividends are guaranteed by the U.S. Government.

Some investments owned by the Fund are not issued by the U.S. Government and may be subject to default or delays in payment, or could be downgraded by rating agencies, reducing the value of the Fund's shares. A fall in worldwide demand for U.S. Government securities or general economic decline could lower the value of those securities.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The loss of money is a risk of investing in the Fund, and when you sell your shares they may be worth less than what you paid for them. If your sole objective is preservation of capital, then the Fund may not be suitable for you because the Fund's share value will fluctuate as interest rates change. Investors whose sole objective is preservation of capital may wish to consider a high quality money market fund.

Additional information about Fund investments, investment strategies, and risks of investing in the Fund appears below beginning on page 16.

Past Performance of the Fund
-----------------------------

The following information provides some indication of the risks of investing in the Fund by showing how the Fund's investment results vary from year to year. The bar chart shows how the annual total returns for Class I shares have been different in each full year shown. The average annual total return figures compare Class I share performance to the Lehman Intermediate Government Bond Index, a broad measure of market performance. The Index is a model portfolio of U.S. Government obligations. Performance in the past is not necessarily an indication of how the Fund will perform in the future.

The following are presented as bar graphs in the Prospectus
Limited Term U.S. Government Fund Annual Total Returns Class I Shares
----------------------------------------------------------------------
10%                         10.14
       6.97   7.29
 5%
                     0.58
 0%

       1997   1998   1999   2000

Highest quarterly results for time period shown: 3.80% (quarter ended
12/31/00).
Lowest quarterly results for time period shown: -0.54% (quarter ended
6/30/99).

Year-to-date return Class I shares: 3.28% (period ended 6/30/01).

Average Annual Total Returns (periods ended 12/31/00)
------------------------------------------------------
                                   Inception
                         One Year  (7/5/96)
                         --------  ---------
    Class I Shares         10.14%     6.56%
    Lehman Intermediate
      Government Bond
      Index                10.47%     6.90%


FEES AND EXPENSES OF THE FUND

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

Maximum Sales Charge (Load) on Purchases                      none
  (as a percentage of offering price)

Maximum Deferred Sales Charge (Load) on Redemptions           none
   (as a percentage of the lesser of redemption proceeds or original offering price)

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)


Government Fund
----------------
     Management Fee                             .38%
     Distribution and Service (12b-1) Fees      .00%
     Other Expenses                             .70%
                                                ----
           Total Annual Operating Expenses     1.08%*


*Thornburg Investment Management, Inc. intends to reimburse expenses so that actual expenses are .60%. Reimbursement of expenses may be terminated at any time.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year, dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       1 Year  3 Years  5 Years  10 Years
                       ------  -------  -------  --------
     Class I Shares     $111    $346     $600     $1,330

Limited Term Income Fund

Investment Goals
----------------

The primary goal of Income Fund is to provide as high a level of current income as is consistent, in the view of the Fund's investment adviser, with safety of capital. As a secondary goal, the Fund seeks to reduce changes in its share prices compared to longer term portfolios. The Fund's primary and secondary goals are fundamental Fund policies, and may not be changed without a majority vote of the Fund's shareholders.

Principal Investment Strategies
--------------------------------

Thornburg Investment Management, Inc. (Thornburg) actively manages the Fund's portfolio in attempting to meet the Fund's primary investment goal. Investment decisions are based upon domestic and international economic developments, outlooks for securities markets, interest rates and inflation, the supply and demand for debt securities, and other factors. The Fund's investments are determined by individual security analyses. Although the Fund ordinarily acquires and holds securities for investment rather than for realization of gains by short term trading on market fluctuations, it may dispose of any security prior to its scheduled maturity to enhance income or reduce loss, to change the portfolio's average maturity, or to otherwise respond to current market conditions.

The Fund invests at least 65% of its net assets in (i) obligations of the U.S. Government, and its agencies and instrumentalities, and (ii) debt securities rated at the time of purchase in one of the three highest ratings of Standard & Poor's Corporation or Moody's Investor Service, Inc., or if not rated, judged to be of comparable quality by Thornburg. "Investment grade" securities are rated in the four highest grades of a recognized ratings agency. Debt securities the Fund may purchase include corporate debt obligations, GNMA certificates mortgage backed securities, other asset-backed securities, municipal obligations, and commercial paper and bankers' acceptances. Securities ratings are discussed on page 18.
The Fund emphasizes investments in U.S. Government securities and other issuers domiciled in the United States, but may purchase foreign securities of the same types and quality as the domestic securities it purchases, when Thornburg anticipates foreign securities offer more investment potential.

Because the magnitude of changes in the value of interest bearing obligations is greater for obligations with longer terms, the Fund seeks to reduce changes in its share value by maintaining a portfolio of investments with a dollar-weighted average maturity or expected life normally less than five years. There is no limitation on the maturity of any specific security the Fund may purchase, and the Fund may sell any security before it matures. The Fund also attempts to reduce changes in share value through credit analysis, selection and diversification.

Principal Risks of Investing in the Fund
-----------------------------------------

The value of the Fund's shares and its dividends will change in response to changes in market interest rates. When interest rates increase, the value of the Fund's investments declines and the Fund's share value is reduced. This effect is more pronounced for any intermediate or longer term obligations owned by the Fund. Value changes in response to interest rate changes also may be more pronounced for mortgage backed securities owned by the Fund. Additionally, decreases in market interest rates may result in prepayments of certain obligations the Fund will acquire. These prepayments may require the Fund to reinvest at a lower rate of return.

Some investments owned by the Fund may be subject to default or delays in payment, or could be downgraded by rating agencies, reducing the value of the Fund's shares. A fall in worldwide demand for U.S. Government securities or general economic decline could lower the value of these securities. Additionally, foreign securities the Fund may purchase are subject to additional risks, including changes in currency exchange rates which may adversely affect the Fund's investments, political instability, confiscation, inability to sell foreign investments and reduced legal protections for investments.

An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The loss of money is a risk of investing in the Fund, and when you sell your shares they may be worth less than what you paid for them. If your sole objective is preservation of capital, then the Fund may not be suitable for you because the Fund's share value fluctuate as interest rates change. Investors whose sole objective is preservation of capital may wish to consider a high quality money market fund.

Additional information about Fund investments, investment strategies, and risks of investing in the Fund appears below beginning on page 16.

Past Performance of the Fund
-----------------------------

The following information provides some indication of the risks of investing in the Fund by showing the Fund's investment results vary from year to year. The bar chart shows how the annual total returns for Class I shares have been different in each full year shown. The average annual total return figures compare Class I share performance to the Lehman Intermediate Government and Corporate Bond Index, a broad measure of market performance. The Index is a model portfolio of U.S. Government and corporate debt obligations.


The following are presented as bar graphs in the Prospectus
Limited Term Income Fund Annual Total Returns Class I Shares
--------------------------------------------------------------
10%
                         6.72
 8%

 6%        6.72
     5.91
 4%

 2%
                  0.69
 0%

     1997  1998   1999   2000


Highest quarterly results for time period shown: 3.19% (quarter ended
12/31/00).
Lowest quarterly results for time period shown: -0.56% (quarter ended
3/31/97).

Year-to-date return for Class I shares: 4.16% (period ended
6/30/01).

Average Annual Total Returns
Class I Shares (periods ending 12/31/00)
----------------------------------------
                                   Inception
                         One Year  (7/5/96)
                         --------  ---------
    Class I Shares         9.81%     6.75%
    Lehman Intermediate
     Government/Corporate
     Bond Index           10.10%     6.86%

FEES AND EXPENSES OF THE FUND

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

Maximum Sales Charge (Load) imposed on purchases              none
  (as a percentage of offering price)

Maximum Deferred Sales Charge (Load) (as a                    none
   percentage of the lesser of redemption
   proceeds or original offering price)

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)

Income Fund
-----------
     Management Fee                             .50%
     Distribution and Service (12b-1) Fees      .00%
     Other Expenses                             .50%
                                                ----
           Total Annual Operating Expenses     1.00%

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year, dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       1 Year  3 Years  5 Years  10 Years
                       ------  -------  -------  --------
     Class I Shares     $103    $320     $556     $1,237

Thornburg Value Fund

Investment Goals of Value Fund
------------------------------

The Fund seeks long-term capital appreciation by investing in equity and debt securities of all types. This goal is a fundamental policy of the Fund and may be changed only with shareholder approval. The secondary, nonfundmental goal of the Fund is to seek some current income.

Principal Investment Strategies of Value Fund
-------------------------------------------

Value Fund expects to invest primarily in domestic equity securities (primarily common stocks) selected on a value basis. However, the Fund may own a variety of securities, including foreign equity and debt securities and domestic debt securities which, in the opinion of the Fund's investment adviser, offer prospects for meeting the Fund's investment goals.

The Fund's investment adviser, Thornburg Investment Management, Inc. (Thornburg) intends to invest on an opportunistic basis, where it believes there is intrinsic value. The Fund's principal focus will be on traditional or "basic" value stocks. However, the portfolio may include stocks and other securities that in Thornburg's opinion provide value in a broader or different context. The relative proportions of these different types of securities will vary over time. The Fund ordinarily reflects a bias towards stocks or industries when those stocks or industries are depressed, reflecting unfavorable market perceptions of company or industry fundamentals. Thornburg believes that investments in undervalued stocks, in addition to offering potential capital appreciation, will help limit loss in adverse markets. The Fund may invest in companies of any size, but invests primarily in the large and middle range of public company market capitalizations. Thornburg anticipates that the Fund ordinarily will have a weighed average dividend yield, before Fund expense, that is higher than the yield of the Standard & Poor's Composite Index of 500 Stocks.

Thornburg primarily uses individual company and industry analysis to make investment decisions.

Value, for purposes of the Fund's selection criteria, relates both to current and to projected measures. Among the specific factors considered by Thornburg in identifying undervalued securities for inclusion in the Fund are:

     - price/earnings ratio          - undervalued assets
     - price to book value           - relative earnings growth potential
     - price/cash flow ratio         - industry growth potential
     - debt/capital ration           - industry leadership
     - dividend yield                - dividend growth potential
     - dividend history              - franchise value
     - security and consistency      - potential for favorable
        of revenue stream               developments

The Fund typically makes equity investments in the following three types of companies:

Basic Value Companies which, in Thornburg's opinion, are financially sound companies with well established businesses whose stock is selling at low valuations relative to the companies' net assets or potential earning power.

Consistent Earner Companies when they are selling at valuations below historic norms. Stocks in this category generally sell at premium valuations and show steady earnings and dividend growth.

Emerging Franchises are rapidly growing companies that in Thornburg's opinion are in the process of establishing a leading position in a product, service or market and which Thornburg expects will grow, or continue to grow, at an above average rate. Under normal conditions the proportion of the Fund invested in companies of this type will be less than the proportions of the Fund invested in basic value or consistent growth companies.

The Fund selects foreign securities issued by companies domiciled in countries whose currencies are freely convertible into U.S. dollars, or in companies in other countries whose business is conducted primarily in U.S. dollars (which could include developing countries).

Debt securities will be considered for investment when Thornburg believes them to be more attractive than equity alternatives. When analyzing debt securities, Thornburg will ordinarily consider the issuer's overall financial strengths as well as prevailing market conditions for debt securities as opposed to equities. The Fund may purchase debt securities of any maturity and of any quality.

Principal Investment Risks of Value Fund
-----------------------------------------

The value of the Fund's investments varies from day to day, generally reflecting changes in market conditions, political and economic news, interest rates, dividends and specific corporate developments. The value of the Fund's investments can be reduced by unsuccessful investment strategies and risks affecting foreign securities. Principal foreign investment risks are changes in currency exchange rates which may adversely affect the Fund's investments, economic and political instability, confiscation, inability to sell foreign investments, and reduced legal protections for investments. Debt securities owned by the Fund may decrease in value because of interest rate increases, defaults, or downgrades by rating agencies. The loss of money is a risk of investing in the Fund, and when you sell your shares they may be worth less than what you paid for them.

An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

Additional information about Fund investments, investment strategies, and risks of investing in the Fund appears below beginning on page 16.

Past Performance of the Fund
-----------------------------

The following information provides some indication of the risks of investing in the Fund by showing how the Fund's investment results vary. The bar chart shows how the annual total returns for Class I shares have been different in each full year. The average annual total return figures compare Class I share performance to the Standard & Poor's Composite Index of 500 Stocks, a broad measure of market performance. Performance in the past is not necessarily an indication of how the fund will perform in the future.

The following are presented as bar graphs in the Prospectus
Value Fund Annual Total Returns Class I Shares
-----------------------------------------------------------
40%
       38.09
30%

20%

10%
              4.33
 0%
       1999   2000

Highest quarterly results for time period shown: 21.76% (quarter ended
12/31/99).
Lowest quarterly results for time period shown: -5.35% (quarter ended
9/30/99).


Year-to-date return for Class I shares: -2.49% (period ended
6/30/01).

Average Annual Total Returns (periods ended 12/31/00)
-----------------------------------------------------
                                     Since
                         One Year  Inception
                         --------  ---------
    Class I Shares         4.33%    22.35% (11/2/98)
    S & P 500             -9.10%    10.19%


FEES AND EXPENSES OF THE FUND

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

Maximum Sales Charge (Load) on Purchases                      none
  (as a percentage of offering price)

Maximum Deferred Sales Charge (Load) on Redemptions           none
   (as a percentage of the lesser of redemption proceeds or original offering price)

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)

Value Fund
-----------
     Management Fee                             .88%
     Distribution and Service (12b-1) Fees      .00%
     Other Expenses                             .13%
                                                ----
           Total Annual Operating Expenses     1.00%

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year, reinvestment of dividends and distributions, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                       1 Year   3 Years   5 Years   10 Years
                       ------   -------   -------   --------
     Class I Shares     $102      $328     $552      $1,225


Thornburg Global Value Fund

Investment Goals
----------------

The Fund seeks long-term capital appreciation by investing in equity and debt securities of all types. This goal is a fundamental policy of the Fund and may be changed only with shareholder approval. The secondary, nonfundamental goal of the Fund is to seek some current income.

Principal Investment Strategies
-------------------------------

The Fund invests throughout the world in a diversified portfolio consisting primarily of equity securities (such as common stocks). The Fund normally will invest more than one-half of its assets in foreign securities, and may own a variety of domestic and foreign equity and debt securities which, in the opinion of the Fund's investment adviser, offer prospects for meeting the Fund's investment goals. The Fund may invest in developing countries.

The Fund's investment adviser, Thornburg Investment Management, Inc. (Thornburg) intends to invest on an opportunistic basis, where it believes there is intrinsic value. The Fund's principal focus will be on traditional or basic value stocks. However, the portfolio may include stocks and other securities that in Thornburg's opinion provide value in a broader of different context. The relative proportions of these different securities will vary over time. The Fund ordinarily invests in stocks that may be depressed or reflect unfavorable market perceptions of company or industry fundamentals. Thornburg believes that investments in undervalued stocks, in addition to offering potential capital appreciation, will help limit loss in adverse markets. The Fund may invest in companies of any size, but invests primarily in the large and middle range of public company market capitalizations. Thornburg anticipates that the Fund ordinarily will have a weighted average dividend yield, before Fund expense, that is higher than the yield of the Standard & Poor's Composite Index of 500 Stocks.

Thornburg primarily uses individual company and industry analysis to make investment decisions.

Value, for purposes of the Fund's selection criteria, relates both to current and to projected measures. Among the specific factors considered by Thornburg in identifying undervalued securities for inclusion in the Fund are:

     - price/earnings ratio          - undervalued assets
     - price to book value           - relative earnings growth potential
     - price/cash flow ratio         - industry growth potential
     - debt/capital ration           - industry leadership
     - dividend yield                - dividend growth potential
     - dividend history              - franchise value
     - security and consistency      - potential for favorable
        of revenue stream               developments

The Fund typically makes equity investments in the following three types of companies:

Basic Value Companies which, in Thornburg's opinion, are financially sound companies with well established businesses whose stock is selling at low valuations relative to the companies' net assets or potential earning power.

Consistent Earner Companies when they are selling at valuations below historic norms. Stocks in this category generally sell at premium valuations and show steady earnings and dividend growth.

Emerging Franchises are rapidly growing companies that in Thornburg's opinion are in the process of establishing a leading position in a product, service or market and which Thornburg expects will grow, or continue to grow, at an above average rate. Under normal conditions the proportion of the Fund invested in companies of this type will be less than the proportions of the Fund invested in basic value or consistent growth companies.

Debt securities may be purchased when Thornburg believes them to be more attractive than equity alternatives. When analyzing debt securities, Thornburg will ordinarily consider the issuer's overall financial strengths as well as prevailing market conditions for debt securities as opposed to equities. The Fund may purchase debt securities of any maturity and of any quality.

Principal Investment Risks
---------------------------

The value of the Fund's investments varies from day to day, generally reflecting changes in market conditions, political and economic news, interest rates, dividends and specific corporate developments. The value of the Fund's investments can be reduced by unsuccessful investment strategies, and is particularly subject to the risks affecting foreign securities. Principal foreign investment risks are changes in currency exchange rates which may adversely affect the Fund's investments, economic and political instability, confiscation, inability to sell foreign investments, and reduced legal protections for investments. These risks may be more pronounced for investments in developing countries. Debt securities owned by the Fund may decrease in value because of interest rate increases, defaults, or downgrades by rating agencies. The loss of money is a risk of investing in the Fund, and when you sell your shares they may be worth less than what you paid for them.

An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

Additional information about Fund investments, investment strategies, and risks of investing in the Fund appears below beginning on page 24.

Past Performance of the Fund
-----------------------------

The following information provides some indication of the risks of investing in the Fund by showing how the Fund's investment results vary from year to year. The bar chart shows how the annual total returns for Class A shares have been different in each full year shown. The average annual total return figures compare Class A share performance to the Morgan Stanley Capital International Europe, Australia and Far East Index, a broad measure of market performance. The returns reflected in the bar chart and in the table below are for a class of shares that is not offered in this Prospectus but that would have substantially similar annual returns because the shares represent investments in the same portfolio of securities. Annual returns would differ only to the extent Class A shares are subject to a sales charge and higher annual expenses. Global Value Fund commenced its offering of Class A shares on May 28, 1998 and commenced offering Class I shares on March 30, 2001. Performance in the past is not necessarily an indication of how the Fund will perform in the future.

The following are presented as bar graphs in the Prospectus
Global Value Fund Total Returns for Class A Shares
-----------------------------------------------------------
      63.39
49%

30%

20%

10%
              -1.57
0%

      1999     2000

Highest quarterly results for time period shown:  34.73% (quarter ended
12/31/99).
Lowest quarterly results for time period shown:  -3.31 (quarter ended
9/30/00).

Year-to-date return for Class A shares: -3.76% (period ended
6/30/01).


The sales charge for Class A shares is not reflected in the returns shown in the bar chart above.


Global Value Fund Average Annual Total Return-Class A Shares
------------------------------------------------------------
(periods ended 12/31/00)

                     1 Year     From Inception
                     ------     --------------
Class A Shares       -5.98%         13.64% (5/2/98)
EAFE Index          -15.20%          3.65%

Returns shown in the table reflect the sales charge on Class A Shares.

Fees and Expenses of the Fund
-----------------------------

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholders Fees (Fees Paid Directly From Your Investment)
-----------------------------------------------------------

                                   Class I
                                   -------
Maximum Sales Charges (Load)
imposed on purchases (as a
percentage of offering price)      none

Maximum Deferred Sales Charge
(Load) (as a percentage
of the lesser of redemption
proceeds or original offering
price)                             none


Redemption Fee (as a percentage
of amount redeemed)                1.00%*


*Imposed only on redemptions within 90 days of purchase.

Annual Fund Operating Expenses (Expenses Deducted from Fund Assets)
-------------------------------------------------------------------

Global Value Fund                  Class I
-----------------                  -------

Management Fee                      .88%

Distribution and Service
(12b-1) Fees                        .00%

Other Expenses                      .11%*
                                    -----
Total Annual Fund Operating
Expenses                            .99%

*Other expenses are estimated.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and redeem all of your shares at the end of these periods. The example also assumes that your investment has a 5% return each year, dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       1 Year      3 Years
                       ------      -------
Class I Shares         $102         $317

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS, INVESTMENT PRACTICES, AND
RISKS

We describe below in greater detail the securities which each of the Funds invests in as a principal investment strategy. A reference to a Fund in bold type after a caption indicated that the particular security or investment strategy is a principal strategy of that Fund. We also describe securities and investment practices which one or more of the Funds may sometimes use as secondary investment strategies, but which are not of principal importance. The investment profile of each Fund will vary over time, depending on various factors, and the Fund may not invest in all of the securities it is permitted to purchase. You will find more information on these subjects in the Funds' Statement of Additional Information.

Equity Securities - In General.
------------------------------
VALUE FUND and GLOBAL VALUE FUND invest as a principal strategy in equity securities, which include common stocks, preferred stocks, convertible securities, warrants, ADRs (American Depository Receipts or GDR's), partnership interests and publicity traded real estate investment trusts. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions.

Debt Securities - In General.
----------------------------

All of the Funds may invest in debt securities, although the types of debt securities each Fund may invest in are different. Each of the MUNICIPAL FUNDS and each of the INCOME FUNDS invests in debt securities as a principal investment strategy, but these Funds invest in different typies of debt securities. Bonds and other debt instruments, including convertible debt securities, are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest, and must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values. Debt securities have varying degrees of quality and varying levels of sensitivity to changing interest rates. Longer-term debt securities are generally more sensitive to interest rate changes than short term debt securities. Lower-quality debt securities (sometimes called "junk bonds" or "high yield securities") are rated below investment grade by the primary rating agencies, and are often considered to be speculative. Value Fund and Global Value Fund may invest in these lower quality debt securities, although this is not a principal strategy of either fund.

Municipal Obligations.
----------------------
Each of the Municipal Funds and Limited Term Income Fund invest in municipal obligations. Investment in municipal obligations is a principal strategy of LIMITED TERM NATIONAL FUND, LIMITED TERM CALIFORNIA FUND and INTERMEDIATE NATIONAL FUND. Municipal debt securities, which are often called "municipal obligations," are debt obligations bearing interest exempt from federal income taxes, which are issued by or on behalf of states, territories and possessions of the United States and the District of Columbia, and their political subdivisions, agencies and instrumentalities. Municipal obligations may be "general obligation bonds" or "revenue bonds". General obligation bonds are backed by the credit of the issuing government entity or agency, while revenue bonds are repaid from the revenues of a specific project such as a stadium or a waste treatment plant. Municipal obligations include notes (including tax-exempt commercial paper), bonds, municipal leases and participation interests in these obligations. Interest on Municipal obligations may be subject to the alternative minimum tax or state income taxes.

The yields on municipal obligations are dependent on a variety of factors, including the condition of the general money market and the municipal obligation market, the size of a particular offering, the maturity of the obligation and the rating of the issues. The market value of outstanding municipal obligations will vary with changes in prevailing interest rates and as a result of changing evaluations of the ability of their issuers to meet interest and principal payments. Municipal obligations often grant the issuer the option to pay off the obligation prior to its final maturity. Prepayment of municipal obligations may reduce the expected yield on invested funds, the net asset value of the Fund, or both if interest rates have declined below the level prevailing when the obligation was purchased. If interest rates have declined, reinvestment of the proceeds from the prepayment of municipal obligations may result in a lower yield to the Fund. In addition, the federal income tax treatment of gains from market discount as ordinary income may increase the price volatility of municipal obligations when interest rates rise.

Obligations of issuers of municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the United States Bankruptcy Code. In addition, the obligations of such issuers may become subject to the laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal or interest, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal obligations may be materially affected.

Some municipal obligations are "municipal leases," which are municipal debt securities used by state and local governments to acquire a wide variety of equipment and facilities. Many such obligations include "non-appropriation" clauses which provide that the governmental issuer has no obligation to make payments unless money is appropriated for that purpose. If an issuer stopped making payment on a municipal lease held by a Fund, the lease would lose some or all of its value. Often, a Fund will not hold the obligation directly, but will purchase a "participation interest" in the obligation, which gives the Fund an undivided interest in the underlying municipal lease. Some municipal leases may be illiquid under certain circumstances, and Thornburg will evaluate the liquidity of each municipal lease upon its acquisition by a Fund and periodically while it is held.

U.S. Government Securities.
--------------------------
Any of the Funds may invest in U.S. Government securities. GOVERNMENT FUND and INCOME FUND invest in these securities as a principal investment strategy. U.S. Government Securities include U.S. Treasury obligations such as U.S. Treasury Bills, U.S. Treasury Notes, and U.S. Treasury Bonds, with various interest rates, maturities and dates of issuance. These U.S. Treasury Securities are direct obligations of the U.S. Treasury, backed by the full faith and credit of the U.S. Government. U.S. Government securities also include "agency obligations." Some agency obligations are backed by the full faith and credit of the U.S. Government, but other agency obligations are supported by the agency's authority to borrow from the U.S. Government or the discretionary authority of the Treasury to purchase obligations of the issuing agency.

Mortgage and Other Asset-Backed Securities.
------------------------------------------
GOVERNMENT FUND and INCOME FUND may invest in mortgage backed securities as a principal strategy. Mortgage-backed securities are securities representing interests in pools of mortgage loans. The securities provide shareholders with payments consisting of both interest and principal as the mortgages in the underlying mortgage pools are paid off. Some mortgage-backed securities are not backed by the full faith and credit of the U.S. Government. Other asset-backed securities represent interests in pools of certain consumer loans, such as automobile loans and credit card receivables. Variations in interest rates and other factors may result in prepayments of the loans underlying these securities, reducing the potential for capital appreciation and requiring reinvestment of the prepayment proceeds by the Fund at lower interest rates. Additionally, in periods of rising interest rates these securities may suffer capital depreciation because of decreased prepayments.

Participations and CMOs
------------------------
Any of the Funds may invest in "participations" to facilitate investment in any of the debt securities the Funds may acquire. GOVERNMENT FUND and INCOME FUND may invest in participations as a principal strategy. Participations are undivided interests in pools of securities which are assembled by certain banks or other responsible persons, such as securities broker/dealers and investment banking houses, where the underlying credit support passes through or is otherwise available to the participants or the trustee for all participations. Similarly, collateralized mortgage obligations (CMOs) are obligations issued by a trust or other entity organized to hold a pool of U.S. Government insured mortgage-backed securities (such as GNMA certificates) or mortgage loans. A Fund will acquire a CMO when Thornburg believes that the CMO is more attractive than the underlying securities in pursuing the Fund's primary and secondary investment objectives.

Foreign Securities
------------------
Value Fund, GLOBAL VALUE FUND and Income Fund may invest in foreign securities. GLOBAL VALUE FUND invests in foreign securities as a principal strategy. Foreign securities and foreign currencies may involve additional risks. Securities of foreign issuers, even if denominated in U.S. dollars, may be affected significantly by fluctuations in the value of foreign currencies, and the value of these securities in U.S. dollars may decline even if the securities increase in value in their home country. Foreign securities also are subject to greater political risk, including nationalization of assets, confiscatory taxation, currency exchange controls, excessive or discriminatory regulations, and restrictions on repatriation of assets and earnings to the United States. In some countries, there may be political instability or insufficient governmental supervision of markets, and the legal protections for the Fund's investments could be subject to unfavorable judicial or administrative changes. Further, governmental issuers may be unwilling or unable to repay principal and interest when due, and may require that the terms for payment be renegotiated. Markets in some countries may be more volatile, and subject to less stringent investor protection and disclosure requirements and it may be difficult to sell securities in those markets. Moreover, the economics in many countries may be relatively unstable because of dependence on a few industries or economic sectors.

Temporary Investments.
----------------------
Each of the Funds may purchase short-term, highly liquid securities such as time certificates of deposit, short-term U.S. Government obligations and commercial paper. Funds typically hold these securities under normal conditions pending investment of idle funds or to provide liquidity. Funds also may hold assets in these securities for temporary defensive conditions. Investment in these securities for temporary periods could reduce a Fund's ability to attain its investment objectives, and in the case of any of a Municipal Fund, could result in current income subject to federal and state income taxes.

Repurchase Agreements.
---------------------
Each of the Funds may enter into repurchase agreements, although this is not a principal strategy of any Fund. When a Fund purchases securities, it may enter into a repurchase agreement with the seller in which the seller agrees, at the time of sale, to repurchase the security at a mutually agreed-upon time and price. The price will include a margin of profit or return for the Fund. If the seller of the repurchase agreement enters a bankruptcy or other insolvency proceeding, or the seller fails to repurchase the underlying security as agreed, the Fund could experience losses, including loss of rights to the security.

Securities Ratings and Credit Quality.
--------------------------------------
Securities which are rated within the four highest ratings of a ratings agency are considered "investment grade" securities. These securities are regarded by rating agencies as having a capacity to pay interest and repay principal that varies from "extremely strong" to "adequate". The lowest ratings of the investment grade securities may have speculative characteristics, and may be more vulnerable to adverse economic conditions or changing circumstances. Junk bonds involve greater risk of default or price changes due to changes in the issuer's creditworthiness, or they may already be in default. The market prices of these securities may fluctuate more than higher-quality securities and may decline significantly in periods of general economic difficulty or in response to adverse publicity or changes in investor perceptions.

Each of the Municipal Funds' assets will normally consist of (1) securities, or participation interests therein, that are rated at the time of purchase within the four highest grades by Moody's Investors Service ("Moody's"), Fitch Investors Service ("Fitch"), or Standard & Poor's Corporation ("S&P"), (2) securities, or participation interests therein, that are not rated by a rating agency, but are issued by obligors that, at the time of purchase, either have other comparable debt obligations that are rated within the four highest grades (Baa or BBB or better) by Moody's or S&P or Fitch or, in the case of obligors whose obligations are unrated, are deemed by Thornburg to be comparable to issuers having such debt ratings, and (3) cash.

Government Fund invests at least 65% of its total assets in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and may invest in participations, repurchase agreements and other obligations described. Such obligations are not typically rated.

At least 65% of Income Fund's net assets will be invested in (1) obligations of the U.S. Government, its agencies and instrumentalities, and in (2) debt securities rated at the time of purchase in one of the three highest categories of Standard & Poor's Corporation (AAA, AA or A) or Moody's Investor's Service, Inc. (Aaa, Aa or A) or, if not rated, judged to be of comparable quality by Thornburg. Income Fund will not invest in any debt security rated at the time of purchase lower than BBB by Standard & Poor's or Baa by Moody's or of equivalent quality as determined by Thornburg.

Value Fund and Global Value Fund each may invest in debt securities of any quality, including high yield securities commonly known as "junk bonds," although this is not a principal strategy of either Fund.

Investments in Small Companies.
-------------------------------
Value Fund and Global Value Fund each may invest in the stock or debt securities of smaller or unseasoned issuers, although this is not a principal strategy of either Fund. Although investments in these companies may offer greater prospects for appreciation, they involve additional risks because of limited product lines, limited access to markets and financial resources, and greater vulnerability to competition and changes in markets. Additionally, the value of these securities may fluctuate more, and they may be more difficult to sell, particularly in decline markets.

Investments in Other Investment Companies.
-----------------------------------------
Value Fund and Global Value Fund each may invest in securities of closed end investment companies, although this is not a principal strategy of either Fund. Up to 5% of a Fund's total assets at the time of purchase may be invested in any one investment company, provided that after its purchase no more than 3% of that investment company's outstanding stock is owned by the Fund, and provided further, that no more than 10% of the Fund's total assets are invested in investment companies. Thornburg will charge an advisory fee on the portion of the Fund's assets that are invested in securities of other investment companies. Thus shareholders will be paying a "double fee" on those assets since the advisers of the investment companies also will be charging fees on the same assets.

Adjusting Investment Exposure.
------------------------------
Income Fund, Value Fund and Global Value Fund each may use various techniques to increase or decrease its exposure to changing securities prices, interest rates, currency exchange rates, commodity prices, or other factors that affect securities values, although these are not principal strategies of any Fund. These techniques may involve derivative transactions such as buying and selling options and futures contracts, entering into currency exchange contracts or swap agreements, and purchasing indexed securities. Value Fund and Global Value Fund may sell securities short. Thornburg can use these practices to adjust the risk and return characteristics of the Fund's portfolio of investments. If Thornburg judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the price volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counter-party to the transaction does not perform as promised.

Illiquid and Restricted Securities.
-----------------------------------
Some investments may be determined by Thornburg, under the supervision of a Fund's Trustees or Directors, to be illiquid, which means that they may be difficult to sell promptly at an acceptable price. The sale of other securities, including illiquid securities, may be subject to legal restrictions. Difficulty in selling securities may result in a loss or may be costly to a Fund.

Borrowing.
---------
Any Fund may borrow from banks or through reverse repurchase agreements. If a Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If the Fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.

POTENTIAL ADVANTAGES OF INVESTING IN A FUND

Investing through a mutual fund permits smaller investors to diversify an investment among a larger number of securities. In addition, a mutual fund may give investors access to certain securities which investors would not otherwise have. For example, a smaller investor may participate in GNMA certificates through Government Fund when that Fund holds those securities. Such an investor might find it difficult to own GNMA certificates directly, however, because of the relatively high minimum purchase amounts for such securities.

Investment in a mutual fund also relieves the investor of many investment management and administrative burdens usually associated with the direct purchase and sale of securities, otherwise consistent with that fund's investment objectives and management policies. These include: (i) selection of portfolio investments; (ii) surveying the market for the best price at which to buy and sell; (iii) valuation of portfolio securities;
(iv) selecting and scheduling of maturities and reinvestments; (v) receipt, delivery and safekeeping of securities; and (vi) portfolio recordkeeping.

Counsel to the Funds has advised that in their view shares of the Government Fund are a legal investment for, among other investors, commercial banks and credit unions chartered under the laws of the United States. This advice is based upon a review of this Prospectus and the Fund's Statement of Additional Information, and upon counsel's receipt of undertakings by Thornburg and Government Fund respecting investment policies. In addition, Government Fund believes that Government Fund is currently a legal investment for savings and loan associations and commercial banks chartered under the laws of certain states.

OPENING YOUR ACCOUNT

Complete and sign an account application and give it, along with your check, to the Fund in which you are investing or to your financial intermediary. You may also open your account by wire or mail. If there is no application accompanying this prospectus, please call 1-888-598-0400. If you buy shares by check and then redeem those shares, the payment may be delayed for up to 15 business days to ensure that your previous investment has cleared.

If you open or add to your account yourself rather than through your financial advisor please note the following:

     * All of your purchases must be made in U. S. dollars.
     * Checks must be drawn on U. S. banks; the Funds do not accept cash.
     * If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees the Fund or its Transfer Agent have incurred.

When you buy shares of a Fund or sell them through your financial advisor, you may be charged a fee for this service. Please read your financial advisor's program materials for any additional procedures, service features or fees that may apply.

BUYING FUND SHARES

The Institutional Class shares of the Funds are sold on a continuous basis with no initial sales charge or contingent deferred sales charge at the net asset value (NAV) per share next determined after a purchase order is received by the Funds' transfer agent. Shares of Global Value Fund redeemed or exchanged within 90 days of purchase are subject to a redemption fee of 1.00% of the value of the shares on the date of the redemption or exchange. The NAV of each Fund is computed at least once each day the Funds conduct business, by adding the value of the Fund's assets, subtracting its liabilities and dividing the result by the number of shares outstanding. NAV is normally calculated at four o'clock p. m. Eastern Time on each day the New York Stock Exchange is open.

Institutional Class shares of each Fund are subject to a Rule 12b-1 Service Plan, which permits each Fund to reimburse the investment adviser (Thornburg) for costs to obtain various shareholder services from persons who sell shares. The maximum annual reimbursement under the plan is 1/4 of 1% of the class's net assets, but Thornburg has never sought a reimbursement of any expenses under the plan for Class I shares. Thornburg has advised that it has no current intention to do so. Because this fee is paid out of the class's assets, payment of the fee on an ongoing basis would increase the cost of your investment and might cost more than paying other types of sales charges.

Each Fund reserves the right to suspend the offering of shares for a period of time. Each Fund also reserves the right to reject any specific purchase order, including certain purchases by exchange. See "Investor Services" and "Transaction Details," below.

Qualified individual investors and qualified institutions purchasing shares for their own account are eligible to purchase Institutional Class shares provided they invest a minimum of $2,500,000. The minimum amount for subsequent purchases is $5,000. Qualified institutions include corporations, banks and insurance companies purchasing for their own account and other institutions such as trusts, endowments and foundations. Thornburg or TSC may make payments from their own resources to assist in the sales or promotion of the Funds.

Qualified employee benefit or retirement plans other than an individual retirement account ("IRA") or SEP-IRA are also eligible to purchase Institutional Class shares, provided they either invest a minimum of $1,000,000 in the Funds or have 100 or more eligible participants enrolled in the plan. There is no minimum amount for subsequent purchases.

Investment dealers, financial advisers or other investment professionals, including bank trust departments and companies with trust powers, purchasing for the accounts of others within a clearly defined "wrap" or other fee based investment advisory program are eligible to purchase Institutional Class shares. TSC will establish a minimum amount per program or per account to qualify for purchase of Institutional Class shares. The minimum amount per program is currently $250,000. Consult your applicable professional for their minimum.

You may add to an existing account by mail, wire, or through your financial advisor. Add to your account by mailing a check payable to your Fund, and be sure to note your account number on the check. If you wish to add to an account by wire, telephone 1-888-598-0400 for wiring instructions. Add to an account through your financial advisor by telephoning your advisor.

You also may add to an account through the Automatic Investment Program. See "Investor Services," below, or telephone us at 1-800-847-0200 for details.

The minimum account size is $1,000 for accounts established through wrap programs. The minimum for other accounts is $25,000. Each Fund reserves the right to redeem the shares of any shareholder whose shares have a net asset value of less than the stated minimum. The Fund will notify the shareholder before performing such a redemption, and allow the shareholder at least 30 days to make an additional investment and increase the account to the stated minimum. A Fund will not redeem an account which falls below the minimum solely due to market fluctuations.

Employees, officers, trustees, directors of any Thornburg Fund or Thornburg company, and their families or trusts established for the benefit of any of the foregoing, may also purchase Institutional Class shares.

SELLING FUND SHARES

Shareholders of record (the person or entity in whose name the shares are registered) can withdraw money from their Fund at any time by redeeming some or all of the shares in the account, either by selling them back to the Fund or by selling the shares through their financial advisor. The shares will be purchased by the Fund at the next share price (NAV) calculated after the redemption order is received in proper form. Shares of Global Value Fund redeemed or exchanged within 90 days of purchase are subject to a redemption fee of 1.00% of the value of the shares on the date of the redemption or exchange. Share price is normally calculated at 4 p.m. Eastern time. Please note the following:

   * Consult your financial advisor for procedures governing redemption through the advisor's firm.

   * Telephone redemptions over the wire generally will be credited to your bank account on the business day after your phone call (see Telephone Redemption, page 22).

   * Your Fund may hold payment on redemptions until it is reasonably satisfied that investments previously made by check have been collected, which can take up to 15 business days.

   * Payment for shares redeemed normally will be made by mail the next business day, and in most cases within seven days, after receipt by the Transfer Agent of a properly executed request for redemption accompanied by any outstanding certificates in proper form for transfer. The Funds may suspend the right of redemption and may postpone payment when the New York Stock Exchange is closed for other than weekends or holidays, or if permitted by rules of the Securities and Exchange Commission during an emergency which makes it impractical for the Funds to dispose of their securities or fairly to determine net asset value, or during any other period specified by the Securities and Exchange Commission in a rule or order for the protection of investors.

   * No interest is accrued or paid on amounts represented by uncashed distribution or redemption checks.

To sell shares in an account, you may use any of the methods described below.

Written Instructions.
---------------------
Mail your instructions to the Transfer Agent at the address shown on the back cover page. Instructions must include the following information:

   .  Your name
   .  The Fund's name
   .  Fund Account number
   .  Dollar amount or number of shares to be redeemed
   . Signature guarantee, if required (see below for instructions) . Signature (see below for signature instructions)

Signature Requirements.
-----------------------
     Individual, Joint Tenants, Tenants in Common, Sole Proprietor General Partner Instructions must be signed by all persons required to sign for transactions, exactly as their names appear on the account.

     UGMA or UTMA. Instructions must be signed by the custodian exactly as it appears on the account.

     Trust. Instructions must be signed by trustee, showing trustee's capacity. If trustee's name is not an account registration, provide a copy of trust document certified within the last 60 days.

     Corporation, Association. Instructions must be signed by person authorized to sign on account. A signature guarantee is required. Please include a copy of corporate resolution authorizing the signer to act.

     IRA or Retirement Account.  See IRA instructions or telephone
     1-800-847-0200.

     Executor, Administrator, Conservator, Guardian.  Telephone
     1-800-847-0200.


Telephone Redemption.
---------------------
If you completed the telephone redemption section of your application when you first purchased your shares, you may redeem by telephoning your Fund Customer Representative at 1-800-847-0200. Money may be wired to your bank account designated on your account application or sent to you in a check. If you did not complete the telephone redemption section of your account application you may add this feature to your account. The minimum wire redemption is $1,000, and the minimum check redemption is $50.00. See "Investor Services," below for more details, or telephone 1-800-847-0200.


Redeem Through Financial Advisor. Consult with your financial advisor.
---------------------------------
Your financial adviser may charge a fee.

Internet Redemption.
--------------------
You may redeem shares of any Fund by contacting Thornburg at its Website, www.thornburg.com, and following the instructions.

Systematic Withdrawal Plan.
---------------------------
Systematic withdrawal plans let you set up periodic redemptions from your account. Minimum account size for this feature is $10,000, and the minimum payment is $50. Please telephone your Fund Customer Representative at 1-800-847-0200.

Certain requests must include a signature guarantee.  It is designed to
---------------------------------------------------
protect you and your Fund from fraud. If you are redeeming directly rather than through a financial adviser and you have not signed up for telephone redemption, your request must be made in writing and include a signature guarantee if any of the following situations apply:

   *  You wish to redeem more than $10,000 worth of shares,

   *  Your account registration has changed within the last 30 days,

   * The redemption check is being mailed to a different address than the one on your account,

   * The check is being made payable to someone other than the person in whose name the account is registered,

   * The redemption proceeds are being transferred to a Thornburg account with a different registration, or

   * The redemption proceeds are otherwise being transferred differently than your account record authorizes.

You should be able to obtain a signature guarantee from a bank, broker dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, savings association or participant in the Securities Transfer Agent Medallion Program (STAMP). A notary public cannot provide a signature guarantee.

INVESTOR SERVICES

Fund Information.
----------------
Thornburg's telephone representatives are available Monday through Friday from 8:30 a.m. to 6:30 p.m. Eastern time. Whenever you call, you can speak with someone equipped to provide the information or service you need.

Statements and reports sent to you include the following:

   . Account statements after every transaction affecting your account. . Monthly account statements (except the Value Fund and Global Value
      Fund, which send quarterly account statements).
   .  Financial reports (every six months).

Thornburg's Website on the Internet provides you with helpful information 24 hours a day, at www.thornburg.com.

Automatic Investment Plan.
-------------------------
One easy way to pursue your financial goals is to invest money regularly. While regular investment plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses, and other long-term financial goals. Certain restrictions apply for retirement accounts. Call 1-888-598-0400 and speak to a Fund Customer Service Representative for more information.

Exchanging Shares.
-----------------
As a shareholder, you have the privilege of exchanging Class I shares of a Fund for Class I shares of other Thornburg Funds offering that class of shares. However, you should note the following:

   . The Fund you are exchanging into must be registered for sale in your state.
   . You may only exchange between accounts that are registered in the same name, address, and taxpayer identification number.
   .  Before exchanging into a Fund, read its prospectus.
   .  Exchanges may have tax consequences for you.
   . Exchanges of Global Value Fund shares within 90 days of purchase will be subject to a redemption fee of 1% of the value of the shares exchanged. See "Buying Shares," above, and "Transaction
Details,"
      below.
   . Because excessive trading can hurt fund performance and shareholders, each Fund reserves the right to temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of a Fund in any calendar year. Accounts under common ownership or control, including accounts with the same taxpayer identification number, will be counted together for purposes of the four exchange limit.
   . Each Fund reserves the right to refuse exchange purchases by any person or group if, in Thornburg's judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
   . Exchange purchases may be restricted or refused if a Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets, or if a Fund receives orders which are potentially disruptive or adversely affect the Fund. In particular, a pattern of exchanges that coincide with a "market timing" strategy may be disruptive to a Fund. See "Transaction Details - Excessive
      Trading," below.
   . Exchanges out of Global Value Fund Shares within 90 days of purchase will be subject to a redemption fee of 1% of the value of the shares exchanged.


The Funds reserve the right to terminate or modify the exchange privilege in the future.

Telephone Redemption
--------------------
If you completed the telephone redemption section of your application when you first purchased your shares, you may easily redeem any class of shares by telephone simply by calling a Fund Customer Service
Representative.

If you did not complete the telephone redemption section of your application, you may add this feature to your account by calling your Fund for a telephone redemption application. Once you receive it, please fill it out, have it signature guaranteed and send it to the address shown in the application.

The Funds, TSC, TMC and the Funds' Transfer Agent are not responsible for, and will not be liable for, the authenticity of withdrawal instructions received by telephone or the delivery or transmittal of the redemption proceeds if they follow instructions communicated by telephone that they reasonably believe to be genuine. By electing telephone redemption you are giving up a measure of security you otherwise may have by redeeming shares only with written instructions, and you may bear the risk of any losses resulting from telephone redemption. The Funds' Transfer Agent will attempt to implement reasonable procedures to prevent unauthorized transactions and the Funds or their Transfer Agent could be liable if these procedures are not employed. These procedures will include recording of telephone transactions, providing written confirmation of such transactions within 5 days, and requesting certain information to better confirm the identity of the caller at the time of the transaction. You should verify the accuracy of your confirmation statements immediately after you receive them.

Systematic Withdrawal Plan
--------------------------
Systematic withdrawal plans let you set up periodic redemptions from your account. Consult your financial advisor or call a Fund Customer Service Representative at 800-847-0200 for information.

Street Name Accounts
--------------------
Some broker dealers and other financial services firms offer to act as owner of record of Fund shares as a convenience to investors who are clients of those firms. Neither the Funds nor their Transfer Agent can be responsible for failures or delays in crediting shareholders for dividends or redemption proceeds, or for delays in reports to shareholders if a shareholder elects to hold Fund shares in street-name through an account with a financial firm rather than directly in the shareholder's own name. Further, neither the Funds nor their Transfer Agent will be responsible to the investor for any loss to the investor due to the failure of a financial firm, its loss of property or funds, or its acts or omissions. Prospective investors are urged to confer with their financial advisors to learn about the different options available for owning mutual funds shares.

TRANSACTION DETAILS

Each Fund is open for business each day the New York Stock Exchange (NYSE) is open. Each Fund normally calculates its net asset value for each class of shares as of the close of business of the NYSE, normally 4 p.m. Eastern time. Bonds and other fixed income securities are valued primarily using prices obtained from independent pricing services. Equity securities such as common stocks are valued primarily on the basis of market quotations. Foreign securities purchased by Income Fund and Value Fund are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. If quotations are not readily available assets are valued by a method that the Trustees of those Funds believe accurately reflects fair value. Because Income Fund and Value Fund each may own securities listed primarily on foreign exchanges which trade on days the Funds do not price their shares, the net asset value of those Funds' shares may change on days when shareholders cannot purchase or redeem Fund shares.

When you sign your account application, you will be asked to certify that your Social Security or taxpayer identification number is correct and that you are not subject to 31% backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require your Fund to withhold 31% of your taxable distributions and redemptions.

Each Fund reserves the right to suspend the offering of shares for a period of time. Each Fund also reserves the right to reject any specific purchase order, including certain purchases by exchange. See "Exchange
Restrictions", above, and "Excessive Trading," below.

Certain financial institutions which have entered into sales agreements with TSC may enter confirmed purchase orders on behalf of customers by phone, with payments to follow no later than the time when a Fund is priced on the following business day. If payment is not received by that time, the financial institution could be held liable for resulting fees or losses.

Each Fund may authorize certain securities brokers to receive on its behalf purchase and redemption orders received in good form, and some of those brokers may be authorized to designate other intermediaries to receive purchase and redemption orders on the Fund's behalf. Provided the order is promptly transmitted to the Fund, the Fund will be deemed to have received a purchase or redemption order at the time it is accepted by such an authorized broker or its designee, and customer orders will be priced based upon the Fund's net asset value next computed after the order is received by the authorized broker or its designee.

Effective for purchases on and after August 25, 2000, a redemption fee of 1.00% is charged on redemptions of Global Value Fund shares within 90 days of purchase. The fee is calculated on the value of the shares on the date of the redemption or exchange. The fee is not imposed on shares purchased with reinvestments of dividends and capital gains distributions. Shares not subject to a redemption fee will be redeemed first. This fee was instituted to offset brokerage commissions and other expenses which may be incurred by a Fund to meet redemption requests caused by excessive trading.

Excessive Trading
-----------------

Excessive trading of Fund shares in response to short-term fluctuations in the market, also known as "market timing," may make it very difficult to manage a Fund's investments and may hurt Fund performance and shareholders. When market timing occurs, a Fund may have to sell portfolio securities to have the cash necessary to redeem the market timers' shares. This can happen at a time when it in not advantageous to sell any securities, which may harm a Fund's performance. The Funds reserve the right to refuse purchase orders or exchanges into a Fund by any person. In particular, purchase orders or exchanges may be restricted or refused if a Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets, a pattern of purchases which coincide with a market timing strategy or other activity which would potentially be disruptive to or adversely affect the Fund. Any Fund's exercise of these rights is in addition to, and not in lieu of, the imposition of any redemption fees. Accounts under common ownership or control, including accounts with the same tax identification number, will be counted together for this purpose. See "Exchanging Shares," above.


  Effective for purchases on and after August 7, 2001, a redemption fee of 1.00% is charged on redemptions and exchanges of Global Value Fund shares within 90 days of purchase. The fee is calculated on the value of the shares on the date of the redemption or exchange. The fee is not imposed on shares purchased with reinvestments of dividends and capital gains distributions. Shares not subject to a redemption fee will be redeemed first. This fee was instituted to discourage short-term trading of Fund shares, and to offset brokerage commissions and other expenses which may be incurred by a Fund to meet redemption requests caused by excessive trading.

DIVIDENDS AND DISTRIBUTIONS

The Funds distributes substantially all of their net income and realized capital gains, if any, to shareholders each year. Each of the fixed income Funds declares its net investment income daily and distributes it monthly, and Value Fund and Global Value Fund typically declare and pay any net investment income quarterly. Each Fund will distribute net realized capital gains, if any, at least annually. Capital gain distributions, if any, normally will be declared and payable in December. You will be notified annually by your Fund as to the amount and characterization of distributions paid to or reinvested by you for the preceding tax year.

Distribution Options. The Funds earn interest from bond, money market, and other investments. These are passed along as dividend distributions. Each Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These are passed along as capital gain distributions. When you open an account, specify on your application how you want to receive your distributions. Each Fund offers four options, which you can change at anytime. Shares of any Thornburg Fund purchased through reinvestment of dividend and capital gain distributions are not subject to sales charges or contingent deferred sales charges. No interest or earnings are accrued or paid on amounts represented by uncashed distribution checks.

Dividends

1. Reinvestment Option. Your dividend distributions will be automatically invested in additional shares of your Fund. If you do not indicate a choice on your application, you will be assigned this option. You may also instruct the Fund to invest your dividends in the shares of another Thornburg Fund.

2. Cash Option. You will be sent a check for your dividend distributions. Cash distribution checks are normally mailed on the third business day after the end of the month or quarter for which the distribution is made.

Capital Gains

1. Reinvestment Option. Your capital gain distributions, if any, will be automatically reinvested in additional shares of your Fund. If you do not indicate a choice on your application, you will be assigned this option. You may also instruct the Fund to reinvest your capital gain distributions in shares of another Thornburg Fund.

2. Cash Option. You will be sent a check for any capital gain distributions.

Turnover and Capital Gains. The Funds do not normally engage in short-term trading for profits. However, when a Fund believes that a security will no longer contribute towards its reaching its goal or that another security will better contribute to its goal, it will normally sell that security.

When a Fund sells a security at a profit it realizes a capital gain. When it sells a security at a loss it realizes a capital loss. A mutual fund must, by law, distribute capital gains, net of any losses, to its shareholders. Whether you reinvest your capital gain distributions or take them in cash, the distribution is taxable.

To minimize taxable capital gain distributions, each Fund will realize capital losses, if available, when, in the judgment of the portfolio manager, the integrity and income generating aspects of the portfolio would be unaffected by doing so.

TAXES

Federal Taxes - In General. Certain general aspects of federal income taxation of individual shareholders are discussed below. Aspects of investment by shareholders who are not individuals are addressed in a more limited manner. Prospective investors, and in particular persons who are not individuals, should consult their own tax advisers concerning federal, state and local tax consequences respecting investments in the Funds.

Federal Tax Treatment of Distributions - Municipal Funds. The Municipal Funds intend to satisfy conditions that will enable them to designate distributions from the interest income generated by investments in municipal obligations, which are exempt from federal income tax when received by a Fund, as Exempt Interest Dividends. Shareholders receiving Exempt Interest Dividends will not be subject to federal income tax on the amount of such dividends, except to the extent the alternative minimum tax may be imposed.

Distributions by the Municipal Funds of net interest income received from certain temporary investments (such as certificates of deposit, corporate commercial paper and obligations of the U. S. government, its agencies and instrumentalities) and net short-term capital gains realized by a Fund, if any, will be taxable to shareholders as ordinary income whether received in cash or additional shares. Distributions to shareholders will not qualify for the dividends received deduction for corporations. Any net long-term capital gains realized by a Fund, whether or not distributed, will be taxable to shareholders as long-term capital gains regardless of the length of time investors have held their shares, although gains attributable to market discount on portfolio securities will be characterized as ordinary income. Each year the Fund will, where applicable, mail to shareholders information on the tax status of dividends and distributions, including the respective percentages of tax-exempt and taxable, if any, income and an allocation of tax-exempt income on a state-by-state basis. The exemption of interest income for federal income tax purposes does not necessarily result in an exemption under the income or other tax laws of any state or local taxing authorities. (See "State Taxes").

The Internal Revenue Code treats interest on certain municipal obligations which are private activity bonds under the Code as a preference item for purposes of the alternative minimum tax on individuals and corporations. The Municipal Funds may purchase without limitation private activity bonds the interest on which is subject to treatment under the Code as a preference item for purposes of the alternative minimum tax on individuals and corporations, although the frequency and amounts of these purchases are uncertain. Some portion of Exempt Interest Dividends could, as a result of such purchases, be treated as a preference item for purposes of the alternative minimum tax on individuals and corporations. Shareholders are advised to consult their own tax advisers as to the extent and effect of this treatment.

Federal Tax Treatment of Distributions - Income Funds and Equity Funds. Distributions to shareholders representing net investment income and net short term capital gains will be taxable to the recipient shareholders as ordinary income, whether the distributions are actually taken in cash or are reinvested in additional shares. Fund distributions will not be eligible for the dividends received deduction for corporations. Distributions of net long-term capital gains, if any, will be treated as long-term capital gains by shareholders regardless of the length of time the shareholder has owned the shares, and whether received as cash or in additional shares.

Federal Tax Treatment of Sales or Redemptions of Shares - All Funds. Redemption or resale of shares by a shareholder will be a taxable transaction for federal income tax purposes, and the shareholder will recognize gain or loss in an amount equal to the difference between the shareholder's basis in the shares and the amount received on the redemption or resale.


State Taxes. With respect to distributions of interest income and capital gains from the Funds, the laws of the several states and local taxing authorities vary with respect to the taxation of such distributions, and shareholders of the Funds are advised to consult their own tax advisers in that regard. The Municipal Funds will advise shareholders approximately 60 days after the end of each calendar year as to the percentage of income derived from each state as to which it has any municipal obligations in order to assist shareholders in the preparation of their state and local tax returns. Distributions by Limited Term California Fund to individuals attributable to interest on municipal obligations originating in California are not subject to personal income taxes imposed by the State of California. Capital gain distributions are taxable by most states which impose an income tax, and gains on the sale of Fund shares may be subject to state capital gains taxes.

The Income Funds will advise shareholders approximately 60 days after the end of each calendar year as to the percentage of income derived from Treasury securities in order to assist shareholders in the preparation of their state and local tax returns. Prospective investors are urged to confer with their own tax advisers for more detailed information concerning state tax consequences.

ORGANIZATION OF THE FUNDS

Limited Term National Fund and Limited Term California Fund are diversified series of Thornburg Limited Term Municipal Fund, Inc., a Maryland corporation organized as a diversified, open-end management investment company (the "Company"). The Company currently offers two series of stock, Limited Term National Fund and Limited Term California Fund, each in multiple classes, and the Board of Directors is authorized to divide authorized but unissued shares into additional series and classes.

Intermediate National Fund, Government Fund, Income Fund, Value Fund and Global Value Fund are diversified series of Thornburg Investment Trust, a Massachusetts business trust (the "Trust") organized as a diversified, open-end management investment company under a Declaration of Trust (the "Declaration"). The Trust currently has 9 authorized Funds, five of which are described in this Prospectus. The Trustees are authorized to divide the Trust's shares into additional series and classes.

No Fund is liable for the liabilities of any other Fund. However, because the Company and the Trust share this Prospectus with respect to the Funds, there is a possibility that one of these companies could be liable for any misstatements, inaccuracies or incomplete disclosure in the Prospectus respecting Funds offered by the other company. The Company and the Trust do not concede, and specifically disclaim, any such liability.

The Funds are managed by Thornburg Investment Management, Inc., (Thornburg). Thornburg performs investment management services for each Fund under the terms of an Investment Advisory Agreement which specifies that Thornburg will select investments for the Fund, monitor those investments and the markets generally, and perform related services. Thornburg also performs administrative services applicable to each class of shares under an Administrative Services Agreement which requires that Thornburg will supervise, administer and perform certain administrative services necessary for the maintenance of the class shareholders. Thornburg 's services to Limited Term National Fund and Limited Term California Fund are supervised by the Directors of Thornburg Limited Term Municipal Fund, Inc.; its services to the other Funds are supervised by the Trustees of Thornburg Investment Trust.

For the most recent fiscal year of each of the Funds, the investment advisory and administrative services fee rates for each of the Funds were:


                                       Advisory         Administrative
                                       Fee Rate         Services Rate
                                       --------         --------------
                                        Year Ended June 30, 2001
                                        ------------------------
     Limited Term National Fund          .47%               .05%

     Limited Term California Fund        .50%               .05%

                                      Year Ended September 30, 2000
                                      -----------------------------
     Intermediate National Fund          .50%               .05%

     Limited Term Government Fund        .375%              .05%

     Limited Term Income Fund            .50%               .05%

     Value Fund                          .875%              .05%


The annual investment advisory and administrative services fee rates for Class I shares of Global Value Fund are .875% and .05%, respectively.

The advisory fee rate for each Fund decreases as assets increase, as described in the Statement of Additional Information.

George T. Strickland, who is a Managing Director of Thornburg, is the portfolio manager for the MUNICIPAL FUNDS. Mr. Strickland has been one of the persons primarily responsible for management of the Municipal Funds since 1998, and has performed municipal bond credit analyses and management since joining Thornburg in 1991. Mr. Strickland is assisted by other employees of Thornburg in managing the Municipal Funds.

Steven J. Bohlin, a Managing Director of Thornburg, is the portfolio manager of the INCOME FUNDS. He has held this responsibility for Government Fund since 1988 and for Income Fund since its inception in 1992. Mr. Bohlin is assisted by other employees of Thornburg in managing the Income Funds.

William V. Fries, a Managing Director of Thornburg, is the portfolio manager of VALUE FUND and GLOBAL VALUE FUND. He has held this responsibility for Value Fund since its inception in 1995 and for Global Value Fund since its inception in 1998. Before joining Thornburg in May 1995, Mr. Fries managed equity mutual funds for 16 years with another mutual fund management company.
 Mr. Fries is assisted by other employees of Thornburg.

Thornburg may, from time to time, agree to waive its fees or to reimburse a Fund for expenses above a specified percentage of average daily net assets. Thornburg retains the ability to be repaid by the Fund for these expense reimbursements if expenses fall below the limit prior to the end of the fiscal year. Fee waivers or expenses by a Fund will boost its performance, and repayment of waivers or reimbursements will reduce its performance.

In addition to Thornburg's fees, each Fund will pay all other costs and expenses of its operations. No Fund will bear any costs of sales or promotion incurred in connection with the distribution of Institutional Class shares, except as described above under "Buying Fund Shares".

Thornburg Securities Corporation (TSC) distributes and markets the Thornburg Funds. Thornburg or TSC may make payments from their own resources to assist in the sales or promotion of the Funds.

Garrett Thornburg, a Director and Chairman of the Company and a Trustee and Chairman of the Trust, is the controlling stockholder of both Thornburg and TSC.

FINANCIAL HIGHLIGHTS

The Financial Highlights tables are intended to help you understand each Fund's financial performance for the past five years (or if shorter, the period of the Fund's operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Information for the years ended June 30, 2000 and 2001 for Limited Term National Fund and Limited Term California Fund, and for the years ended September 30, 1999 and 2000, for Intermediate National Fund, Income Fund, Government Fund, Value Fund, and Global Value Fund, appears in the Annual Report for each of those Funds, which have been audited by PricewaterhouseCoopers LLP, independent auditors. Information for all fiscal periods prior to 2000 for Limited Term National Fund and for Limited Term California Fund, and through September 30, 1998 for Intermediate National Fund, Government Fund, Income Fund, Value Fund and Global Value Fund, was audited by other independent auditors. Independent auditors' reports, together with each Fund's financial statements, are included in each Fund's Annual Report, which are available upon request. The information for Intermediate National Fund, Government Fund, Income Fund, Value Fund and Global Value Fund, for the six months ended March 31, 2001, is unaudited. The information for Global Value Fund Class A shares relates to a class of shares of that Fund which is not offered in this Prospectus.





----------------------------------
Limited Term National Fund CLASS I                             ---------------------
----------------------------------                             FISCAL YEAR OR PERIOD
                                                               ---------------------
                                                                        Year                            Period
                                                                        Ended                            from
                                                                       June 30,                       7/5/96 <F1>
                                            2001           2000          1999            1998          to 6/30/97
                                          --------       --------      --------       --------        ----------
Net Asset Value,
Beginning of Period                        $13.06          $13.26         $13.51         $13.44         $13.27

Income from Investment Operations:
Net Investment Income                         .63             .63            .64            .66            .66
Net Gains (or Losses) on Securities           .38            (.20)          (.25)           .07            .17
   (Realized and Unrealized)               -------         -------        -------        -------        -------
Total from Investment Operations             1.01             .43            .39            .73            .83

Less Distributions:
Dividends (from Net Investment Income)       (.63)           (.63)          (.64)          (.66)          (.66)
Distributions (from Realized Gains)            -               -              -              -              -
                                            -------        -------        -------        -------        -------
Total Distributions                          (.63)           (.63)          (.64)          (.66)          (.66)

Net Asset Value, End of Period             $13.44          $13.06         $13.26         $13.51         $13.44

Total Return <F2>                            7.91%           3.37%          2.87%          5.52%          6.42%

Ratios/Supplemental Data:
Net Assets, End of Period (000's omitted)  $86,180        $76,470        $81,326        $77,605        $35,746
Ratio of Net Income to Average Net Assets    4.75%           4.84%          4.71%          4.85%          5.01% <F3>
   (After Expense Reimbursements)
Ratio of Expenses to Average Net Assets      0.60%           0.60%           .60%           .60%           .60% <F3>
   (After Expense Reimbursements)
Ratio of Expenses to Average Net Assets      0.65%           0.62%          0.61%          0.66%           .79% <F3>
   (Before Expense Reimbursements)
Portfolio Turnover Rate                     25.37%          33.65%         22.16%         24.95%         23.39%




------------------------------------
Limited Term California Fund CLASS I                           ---------------------
-----------------------------------                            FISCAL YEAR OR PERIOD
                                                               ---------------------
                                                                        Year                            Period
                                                                        Ended                            from
                                                                       June 30,                       7/5/96 <F1>
                                            2001           2000          1999            1998          to 6/30/97
                                          --------       --------      --------       --------        ----------

Net Asset Value, Beginning of Period       $12.60         $12.75         $12.90         $12.75         $12.64

Income from Investment Operations:
Net Investment Income                         .59            .58            .58            .59            .15
Net Gains (or Losses) on Securities           .19           (.15)          (.15)           .15            .11
   (Realized and Unrealized)                ------        -------        -------        -------        -------
Total from Investment Operations              .78            .43            .43            .74            .26

Less Distributions:
Dividends (from Net Investment Income)       (.59)          (.58)          (.58)          (.59)          (.15)
Distributions (from Realized Gains)            -              -              -              -              -
                                            ------        -------        -------        -------        -------
Total Distributions                          (.59)          (.58)          (.58)          (.59)          (.15)

Net Asset Value, End of Period             $12.79         $12.60         $12.75         $12.90         $12.75

Total Return <F2>                            6.28%          3.50%          3.33%          5.93%          2.07%

Ratios/Supplemental Data:
Net Assets, End of Period (000's omitted)  $5,520          $5,793        $12,724         $8,284         $3,949
Ratio of Net Income to Average Net Assets    4.60%          4.60%          4.45%          4.60%          4.77%<F3>
   (After Expense Reimbursements)
Ratio of Expenses to Average Net Assets      0.65%          0.65%          0.65%          0.65%          0.63%<F3>
   (After Expense Reimbursements)
Ratio of Expenses to Average Net Assets      0.99%          0.79%          0.78%          0.92%          1.32%<F3>
   (Before Expense Reimbursements)

Portfolio Turnover Rate                     15.45%         21.34%         21.71%         21.21%         20.44%




----------------------------------
Intermediate National Fund CLASS I          ------------------------------
----------------------------------              FISCAL YEAR OR PERIOD
                                            ------------------------------
                                                                             Year Ended           Period From
                                        Six Months Ended                    September 30,         7/5/96 <F1>
                                         March 31, 2001*  2000       1999       1998       1997    to 9/30/96
                                        ---------------- -------  --------   --------   --------   ----------
Net Asset Value, Beginning of Period        $12.76       $12.98     $13.74     $13.44     $13.23     $13.00

Income from Investment Operations:
Net Investment Income                          .32          .65        .66        .67        .70        .17
Net Gains (or Losses) on Securities            .35         (.22)      (.76)       .30        .21        .23
   (Realized and Unrealized)                -------      -------    -------    -------    -------    -------
Total from Investment
 Operations                                    .67          .43       (.10)       .97        .91        .40

Less Distributions:
Dividends (from Net Investment
  Income)                                     (.32)        (.65)      (.66)      (.67)      (.70)      (.17)
Distributions (from Realized Gains)             -            -          -          -          -          -
                                             ------       -------    -------    -------    -------    -------
Total Distributions                           (.32)        (.65)      (.66)      (.67)      (.70)      (.17)

Net Asset Value, End of Period              $13.11       $12.76     $12.98     $13.74     $13.44     $13.23

Total Return <F2>                             5.34%        3.45%     (0.79)%     7.41%      7.07%      3.11%

Ratios/Supplemental Data:
Net Assets, End of Period
 (000's omitted)                            16,135      $17,563    $18,772    $20,461    $16,615      $689
Ratio of Net Income to Average
  Net Assets                                  5.02%<F3>    5.10%      4.89%      4.95%      5.16%      5.49 <F3>
Ratio of Expenses to Average Net Assets       0.60%<F3>    0.68%       .69%       .69%       .69%       .70%<F3>
   (After Expense Reimbursements)
Ratio of Expenses to Average Net Assets       0.78%<F3>    0.80%       .79%       .79%      1.24%      6.10%<F3>
   (Before Expense Reimbursements)

Portfolio Turnover Rate                      10.38%       21.97%     23.17%     16.29%     15.36%     12.64%




-----------------------------------------
Limited Term U.S. Government Fund CLASS I        ---------------------
-----------------------------------------        FISCAL YEAR OR PERIOD
                                                 ---------------------
                                                                             Year Ended           Period From
                                        Six Months Ended                    September 30,         7/5/96 <F1>
                                         March 31, 2001*  2000       1999       1998       1997    to 9/30/96
                                        ---------------- -------  --------   --------   --------   ----------
Net Asset Value, Beginning of Period        $12.03       $12.05    $12.65     $12.31     $12.24     $12.14

Income from Investment Operations:
Net Investment Income                          .37          .72       .70        .74        .79        .20
Net Gains (or Losses) on Securities            .44         (.02)     (.60)       .34        .07        .10
   (Realized and Unrealized)                -------      -------   -------   -------    -------    -------
Total from Investment Operations               .81          .70       .10       1.08        .86        .30

Less Distributions:
Dividends (from Net Investment Income)        (.37)        (.72)     (.70)      (.74)      (.79)      (.20)
Distributions (from Realized Gains)             -            -         -          -          -          -
                                            -------      -------    -------    -------    -------     -------
Total Distributions                           (.37)        (.72)     (.70)      (.74)      (.79)      (.20)

Net Asset Value, End of Period              $12.47       $12.03    $12.05     $12.65     $12.31     $12.24

Total Return <F2>                             6.78%        6.07%     0.82%      9.06%      7.26%      2.45%

Ratios/Supplemental Data:
Net Assets, End of Period
  (000's omitted)                            $3,950       $3,819     $5,612     $2,250     $5,263         $9
Ratio of Net Income to Average Net Assets     5.99%<F3>   6.06%      5.69%      6.01%      6.35%      6.64 <F3>
Ratio of Expenses to Average Net Assets       0.60%<F3>   0.60%      0.60%      0.60%      0.60%      0.58%<F3>
   (After Expense Reimbursements)
Ratio of Expenses to Average Net Assets       1.21%<F3>   1.08%      1.06%      1.18%      6.57%    305.74%<F3>
   (Before Expense Reimbursements)

Portfolio Turnover Rate                       3.78%      19.66%     19.39%     29.77%     41.10%     23.27%

<F1>  Commencement of operations.
<F2>  Total return is not annualized for periods less than one year.
<F3>  Annualized.
  *   Unaudited.




--------------------------------
Limited Term Income Fund CLASS I                ---------------------
--------------------------------                FISCAL YEAR OR PERIOD
                                                ---------------------
                                                                             Year Ended           Period From
                                        Six Months Ended                    September 30,         7/5/96 <F1>
                                         March 31, 2001*  2000       1999       1998       1997    to 9/30/96
                                        ---------------- -------  --------   --------   --------   ----------
Net Asset Value, Beginning of Period        $11.90       $11.93    $12.50     $12.36     $12.23     $11.95

Income from Investment Operations:
Net Investment Income                          .39          .77       .73        .75        .80        .19
Net Gains (or Losses) on Securities            .41         (.03)     (.57)       .14        .13        .28
   (Realized and Unrealized)               -------       -------   -------    -------   -------    -------
Total from Investment Operations               .80          .74       .16        .89        .93        .47

Less Distributions:
Dividends (from Net Investment Income)        (.39)        (.77)     (.68)      (.75)      (.80)      (.19)
Return of Capital                                -           -       (.05)        -          -          -
                                           -------       -------   -------    -------    -------    -------
Total Distributions                           (.39)        (.77)     (.73)      (.75)      (.80)      (.19)

Net Asset Value, End of Period              $12.31       $11.90    $11.93     $12.50     $12.36     $12.23

Total Return <F2>                             6.84%        6.46%     1.32%      7.49%      7.80%     3.97%

Ratios/Supplemental Data:
Net Assets, End of Period
  (000's omitted)                           $15,442      $12,094    $9,928     $7,768     $4,495      $797
Ratio of Net Income to Average Net Assets     6.50%<F3>    6.54%     5.99%      6.10%      6.44%      6.67%<F3>
Ratio of Expenses to Average Net Assets       0.69%<F3>    0.69%     0.69%      0.69%      0.69%      0.69%<F3>
   (After Expense Reimbursements)
Ratio of Expenses to Average Net Assets       0.94%<F3>    1.00%     1.01%      1.19%      1.98%      4.26%<F3>
   (Before Expense Reimbursements)

Portfolio Turnover Rate                       7.03%       59.46%    48.50%     41.01%     13.87%     44.35%




------------------
Value Fund CLASS I                        ---------------------
------------------                        FISCAL YEAR OR PERIOD
                                          ---------------------
                                                                        Period from
                                    Six Months Ended    Year Ended      11/2/98 <F3>
                                     March 31, 2001*   Sept. 30, 2000   to 9/30/99
                                     ---------------   --------------   ------------
Net Asset Value, Beginning of Period      $33.09          $26.26        $21.78

Income from Investment Operations:
Net Investment Income                        .07             .91           .25
Net Gains (or Losses) on Securities        (3.16)           7.25          4.48
   (Realized and Unrealized)              -------        -------       -------
Total from Investment Operations           (3.09)           8.16          4.73

Less Distributions:
Dividends (from Net Investment Income)      (.32)           (.94)         (.25)
Distributions (from Realized Gains)         (.25)           (.39)           -
Returns of Capital                            -              -             -
                                          -------         -------       -------
Total Distributions                         (.57)          (1.33)         (.25)

Net Asset Value, End of Period            $29.43          $33.09        $26.26

Total Return <F2>                          (9.43)%         31.44%        21.70%

Ratios/Supplemental Data:
Net Assets, End of Period (000's omitted) $274,046       $242,974      $52,357
Ratio of Net Income to Average Net Assets   0.44%<F3>      2.82%         1.14%<F3>
Ratio of Expenses to Average Net Assets     0.98%<F3>      0.99%         1.00%<F3>
   (After Expense Reimbursements)
Ratio of Expenses to Average Net Assets     0.99%<F3>      1.00%         1.13%<F3>
   (Before Expense Reimbursements)

Portfolio Turnover Rate                    29.43%         72.35%        62.71%

<F1>  Commencement of operations.
<F2>  Total return is not annualized for periods less than one year.
<F3>  Annualized.
  *   Unaudited.


THORNBURG GLOBAL VALUE FUND CLASS I AND CLASS A

Global Value Fund commenced offering Class I shares on March 30, 2001. Because the Class I information shown below relates only to the brief period commencing on March 30, 2001 and ending on March 31, 2001, information for Class A shares is also displayed. The Class A information relates to a class of shares which is not offered in this Prospectus but which represents an investment in the same portfolio of securities. Total returns and other information would differ only to the extent Class A shares are subject to sales charges and higher annual expenses.




-------------------------------------
Thornburg Global Value Fund - CLASS A
-------------------------------------
                                     ------------------  --------------------------------------------------------------
                                          CLASS I                  FISCAL YEAR OR PERIOD - CLASS A
                                      ------------------  ---------------------------------------------------------------
                                                                                      Period from
                                      Six Months Ended   Six Months Ended   Year Ended September 30,      5/28/98<F1>
                                       March 31, 2001*    March 31, 2001*      2000           1999        to 9/30/98
                                       --------------    ----------------   ----------      ---------     -----------
Net Asset Value, Beginning of Period       $14.58            $16.64           $12.95          $9.79         $11.94
Income from Investment Operations:
Net Investment Income                         -                (.03)             .44            .12            .03
Net Gains (or Losses) on Securities          (.05)            (1.19)            4.03           3.18          (2.15)
   (Realized and Unrealized)               -------           -------         -------        -------         -------
Total from Investment Operations             (.05)            (1.22)            4.47           3.30          (2.12)
Less Distributions:
Dividends (from Net Investment Income)         -               (.79)            (.78)          (.14)          (.03)
Distributions (from Realized Gains)            -                 -                -              -              -
                                           -------           -------          -------        -------        -------
Total Distributions                            -               (.79)            (.78)          (.14)          (.03)
Net Asset Value, End of Period             $14.63            $14.63           $16.64         $12.95          $9.79
Total Return <F2>                            0.34%            (7.66)%          34.42%         33.79%        (17.80)%
Ratios/Supplemental Data
Net Assets, End of Period (000's omitted) $50,000            $76,528         $76,070        $23,202          $7,440

Ratio of Net Income to Average Net Assets
   (After Expense Reimbursements)            0.00%            (0.34)%<F3>       2.61%          1.07%          1.04%<F3>

Ratio of Expenses to Average Net Assets
   (After Expense Reimbursements)            0.99%<F3>         1.54%<F3>        1.53%          1.63%          1.63%<F3>

Ratio of Expenses to Average Net Assets
   (Before Expense Reimbursements)           0.00%             1.54%<F3>        1.55%          1.93%          2.88%<F3>

Portfolio Turnover Rate                     25.49%            25.49%           86.13%         58.09%         44.66%

<F1>  Global Value Fund commenced Class A sales on May 28, 1998.
<F2>  Sales loads are not reflected in computing total return, which is not annualized for periods less than one year.
<F3>  Annualized.
   *  Unaudited.


OUTSIDE BACK COVER
ADDITIONAL INFORMATION

Reports to Shareholders
   Shareholders will receive annual
   reports of their Fund containing
   financial statements audited by the
   Funds' independent auditors, and
   also will receive unaudited semi-
   annual reports.  In addition, each
   shareholder will receive an account
   statement no less often than quarterly.

General Counsel
   Legal matters in connection with
   the issuance of shares of the Funds
   are passed upon by White, Koch,
   Kelly & McCarthy, Professional
   Association, Post Office Box 787,
   Santa Fe, New Mexico 87504-0787.

Investment Adviser
   Thornburg Investment Management, Inc.
   119 East Marcy Street, Suite 202
   Santa Fe, New Mexico 87501

Distributor
   Thornburg Securities Corporation
   119 East Marcy Street, Suite 202
   Santa Fe, New Mexico 87501

Custodian
   State Street Bank & Trust Co.
   1 Heritage Drive
   North Quincy, Massachusetts 02171

Transfer Agent
   State Street Bank & Trust Co.
   c/o NFDS Servicing Agent
   Post Office Box 219017
   Kansas City, Missouri 64121-9017

COLUMN BREAK
Additional information about the Funds' investments is available in the Funds' Annual and Semiannual Reports to Shareholders. In each Fund's Annual Report you will find a discussion of the market conditions and investment strategies which significantly affected the Fund's performance during its last fiscal year. The Funds' Statement of Additional Information (SAI) and the Funds' Annual and Semiannual Reports are available without charge upon request. Shareholders may make inquiries about the Funds, and investors may request copies of the SAI, Annual and Semiannual Reports, and obtain other Fund information, by contacting Thornburg Securities Corporation at 119 East Marcy Street, Suite 202, Santa Fe, New Mexico 87501 (800) 847-0200. The Funds' current SAI is incorporated in this Prospectus by reference (legally forms a part of this Prospectus).

Information about the Funds (including the SAI) may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information about the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Funds are also available on the Commission's Internet site at http://www.sec.gov and copies of information may be obtained, upon payment of a duplicating fee, by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102 by contacting the Commission by e-mail at publicinfo@sec.gov.

No dealer, sales representative or any other person has been authorized to give any information or to make any representation not contained in this Prospectus and, if given or made, the information or representation must not be relied upon as having been authorized by any Fund or Thornburg Securities Corporation. This Prospectus constitutes an offer to sell securities of a Fund only in those states where the Fund's shares have been registered or otherwise qualified for sale. A Fund will not accept applications from persons residing in states where the Fund's shares are not registered.

Thornburg Securities Corporation, Distributor
119 East Marcy Street
Santa Fe, New Mexico 87501
(800) 847-0200
www.thornburg.com

Limited Term National Fund and Limited Term California Fund are separate series of Thornburg Limited Term Municipal Fund, Inc., which files its registration statements and certain other information with the Securities and Exchange Commission under Investment Company Act of 1940 file number 811-4302.

Intermediate National Fund, Government Fund, Income Fund, Value Fund and Global Value Fund are separate series of Thornburg Investment Trust, which files its registration statements and certain other information with the Commission under Investment Company Act of 1940 file number 811-05201.

                    Statement of Additional Information
                                    for
          Thornburg Limited Term Municipal Fund National Portfolio
                      ("Limited Term National Fund")
         Thornburg Limited Term Municipal Fund California Portfolio
                     ("Limited Term California Fund")
                   Thornburg Intermediate Municipal Fund
                      ("Intermediate National Fund")
              Thornburg New Mexico Intermediate Municipal Fund
                    ("Intermediate New Mexico Fund")
               Thornburg Florida Intermediate Municipal Fund
                      ("Intermediate Florida Fund")
               Thornburg New York Intermediate Municipal Fund
                      ("Intermediate New York Fund")
               Thornburg Limited Term U.S. Government Fund
                           ("Government Fund")
                   Thornburg Limited Term Income Fund
                             ("Income Fund")
                          Thornburg Value Fund
                             ("Value Fund")
                       Thornburg Global Value Fund
                          ("Global Value Fund")
                        Thornburg Core Growth Fund
                              ("Growth Fund")

                    119 East Marcy Street, Suite 202
                       Santa Fe, New Mexico 87501

     Thornburg Limited Term Municipal Fund National Portfolio ("Limited Term National Fund") and Thornburg Limited Term Municipal Fund California Portfolio ("Limited Term California Fund") are investment portfolios established by Thornburg Limited Term Municipal Fund, Inc. (the "Company"). Thornburg Intermediate Municipal Fund ("Intermediate National Fund"), Thornburg New Mexico Intermediate Municipal Fund ("Intermediate New Mexico Fund"), Thornburg Florida Intermediate Municipal Fund ("Intermediate Florida Fund"), Thornburg New York Intermediate Municipal Fund ("Intermediate New York Fund"), Thornburg Limited Term U.S. Government Fund ("Government Fund"), Thornburg Limited Term Income Fund ("Income Fund"), Thornburg Value Fund ("Value Fund"), Thornburg Global Value Fund ("Global Value Fund"), and Thornburg Core Growth Fund ("Growth Fund") are investment portfolios established by Thornburg Investment Trust (the "Trust"). This Statement of Additional Information relates to the investments made or proposed to be made by the Funds, investment policies governing the Funds, the Funds' management, and other issues of interest to a prospective purchaser of Class A, Class B, Class C or Class D shares offered by the Funds.

  This Statement of Additional Information is not a prospectus but should be read in conjunction with the Funds' Prospectus dated August 25, 2001. A copy of the Prospectus and the most recent Annual and Semiannual Reports for each of the Funds may be obtained at no charge by writing to the distributor of the Funds' shares, Thornburg Securities Corporation, at 119 East Marcy Street, Suite 202, Santa Fe, New Mexico 87501.

     Prior to June 28, 1985 the Company's name was "Tax-Free Municipal Lease Fund, Inc."; and prior to October 1, 1995, the Trust's name was "Thornburg Income Trust."

  The date of this Statement of Additional Information is August 25,
2001.

                             TABLE OF CONTENTS

ORGANIZATION OF THE FUNDS . . . . . . . . . . . . . . . . . . .__

INVESTMENT POLICIES. . . . . . . . . . . . . . . . . . . . . . __
MUNICIPAL FUNDS. . . . . . . . . . . . . . . . . . . . . . . . __
  Funds Investments-In General . . . . . . . . . . . . . . . . __
  Municipal Obligations. . . . . . . . . . . . . . . . . . . . __
  Ratings. . . . . . . . . . . . . . . . . . . . . . . . . . . __
  Temporary Investments. . . . . . . . . . . . . . . . . . . . __
  Repurchase Agreements. . . . . . . . . . . . . . . . . . . . __
  U.S. Government Obligations. . . . . . . . . . . . . . . . . __
  Special Risks Affecting Limited Term California Fund . . . . __
  Special Risks Affecting Intermediate New Mexico Fund . . . . __
  Special Risks Affecting Intermediate Florida Fund. . . . . . __
  Special Risks Affecting Intermediate New York Fund . . . . . __

INCOME FUNDS . . . . . . . . . . . . . . . . . . . . . . . . . __
  Determining Portfolio Average Maturity -
    Government Fund and Income Fund. . . . . . . . . . . . . . __
  Purchase of Certificates of Deposit
    Government Fund and Income Fund. . . . . . . . . . . . . . __
  Asset-Backed Securities - Government Fund and Income Fund. . __ Mortgage-Backed Securities and Mortgage Pass-
    Through Securities . . . . . . . . . . . . . . . . . . . . __
  Collateralized Mortgage Obligations ("CMOs") . . . . . . . . __
  FHLMC Collateralized Mortgage Obligations. . . . . . . . . . __
  Other Mortgage-Backed Securities . . . . . . . . . . . . . . __
  Other Asset-Backed Securities. . . . . . . . . . . . . . . . __
  Repurchase Agreements-Government Fund and Income Fund. . . . __
  When Issued Securities-Government Fund and Income Fund . . . __ Reverse Repurchase Agreements-Government Fund and
   Income Fund . . . . . . . . . . . . . . . . . . . . . . . . __
  Dollar Roll Transactions-Government Fund and Income Fund . . __ Lending of Portfolio Securities - Government Fund
   and Income Fund . . . . . . . . . . . . . . . . . . . . . . __
  Other Investment Strategies-Income Fund. . . . . . . . . . . __
  General Characteristics of Options-Income Fund . . . . . . . __
  General Characteristics of Futures-Income Fund . . . . . . . __
  Options on Securities Indices and Other Financial
   Indices - Income Fund . . . . . . . . . . . . . . . . . . . __
  Currency Transactions-Income Fund. . . . . . . . . . . . . . __
  Risks of Currency Transactions-Income Fund . . . . . . . . . __
  Combined Transactions-Income Fund. . . . . . . . . . . . . . __
  Swaps, Caps, Floors and Collars-Income Fund. . . . . . . . . __
  Eurodollar Instruments-Income Fund . . . . . . . . . . . . . __
  Risks of Strategic Transactions Outside
    the United States-Income Fund. . . . . . . . . . . . . . . __
  Use of Segregated and Other Special Accounts-Income Fund . . __
  Foreign Securities-Income Fund . . . . . . . . . . . . . . . __

EQUITY FUNDS . . . . . . . . . . . . . . . . . . . . . . . . . __

  Illiquid Investments-Value Fund, Global Value Fund and
    Growth Fund. . . . . . . . . . . . . . . . . . . . . . . . __
  Restricted Securities-Value Fund, Global Value Fund and
    Growth Fund. . . . . . . . . . . . . . . . . . . . . . . . __
  Swap Agreements, Caps, Floors, Collars-
    Value Fund, Global Value Fund and Growth Fund. . . . . . . __
  Indexed Securities-Value Fund, Global Value Fund and
    Growth Fund. . . . . . . . . . . . . . . . . . . . . . . . __
  Repurchase Agreements-Value Fund, Global Value Fund and
    Growth Fund. . . . . . . . . . . . . . . . . . . . . . . . __
  Reverse Repurchase Agreements-Value Fund,
    Global Value Fund and Growth Fund  . . . . . . . . . . . . __
  Securities Lending-Value Fund, Global Value Fund and
    Growth Fund. . . . . . . . . . . . . . . . . . . . . . . . __
  Lower-Quality Debt Securities-Value Fund,
   Global Value Fund and Growth Fund . . . . . . . . . . . . . __
  Foreign Investments-Value Fund, Global Value Fund and
    Growth Fund. . . . . . . . . . . . . . . . . . . . . . . . __
  Foreign Currency Transactions-Value Fund,
   Global Value Fund and Growth Fund . . . . . . . . . . . . . __
  Limitations on Futures and Options Transactions-
    Value Fund, Global Value Fund and Growth Fund. . . . . . . __
  Real Estate-Related Instruments-Value Fund,
   Global Value Fund and Growth Fund . . . . . . . . . . . . . __
  Futures Contracts-Value Fund, Global Value Fund and
    Growth Fund. . . . . . . . . . . . . . . . . . . . . . . . __
  Futures Margin Payments-Value Fund,
   Global Value Fund and Growth Fund . . . . . . . . . . . . . __
  Purchasing Put and Call Options-Value Fund,
   Global Value Fund and Growth Fund . . . . . . . . . . . . . __
  Writing Put and Call Options-Value Fund,
   Global Value Fund and Growth Fund . . . . . . . . . . . . . __
  Combined Positions-Value Fund, Global Value Fund and
    Growth Fund. . . . . . . . . . . . . . . . . . . . . . . . __
  Correlations of Price Changes-Value Fund,
   Global Value Fund and Growth Fund . . . . . . . . . . . . . __
  Liquidity of Options and Futures Contracts-
   Value Fund, Global Value Fund and Growth Fund . . . . . . . __
  OTC Options-Value Fund, Global Value Fund and
    Growth Fund. . . . . . . . . . . . . . . . . . . . . . . . __
  Option and Futures Relating to Foreign Currencies-
   Value Fund, Global Value Fund and Growth Fund . . . . . . . __
  Asset Coverage for Futures and Options Positions-
   Value Fund, Global Value Fund and Growth Fund . . . . . . . __
  Short Sales-Value Fund, Global Value Fund and
    Growth Fund. . . . . . . . . . . . . . . . . . . . . . . . __

INVESTMENT LIMITATIONS . . . . . . . . . . . . . . . . . . . . __
  Investment Limitations-Limited Term National Fund and
   Limited Term California Fund. . . . . . . . . . . . . . . . __
  Investment Limitations-Intermediate National Fund,
   Intermediate New Mexico Fund; Intermediate Florida Fund
   and Intermediate New York Fund. . . . . . . . . . . . . . . __

  Investment Limitations-Government Fund . . . . . . . . . . . __
  Investment Limitations-Income Fund . . . . . . . . . . . . . __
  Investment Limitations-Value Fund, Global Value Fund
    and Growth Fund. . . . . . . . . . . . . . . . . . . . . . __

YIELD AND RETURN COMPUTATION . . . . . . . . . . . . . . . . . __
  Performance and Portfolio Information. . . . . . . . . . . . __

REPRESENTATIVE PERFORMANCE INFORMATION . . . . . . . . . . . . __
  Representative Performance Information-
    Limited Term National Fund (Class A and C) . . . . . . . . __
      Standardized Method of Computing Yields. . . . . . . . . __
      Taxable Equivalent Yield . . . . . . . . . . . . . . . . __
      Average Annual Total Return. . . . . . . . . . . . . . . __
   Representative Performance Information-
   Limited Term California Fund (Class A and C). . . . . . . . __
      Standardized Method of Computing Yields. . . . . . . . . __
      Taxable Equivalent Yield . . . . . . . . . . . . . . . . __
      Average Annual Total Return. . . . . . . . . . . . . . . __
  Representative Performance Information-Intermediate
    National Fund (Class A and C). . . . . . . . . . . . . . . __
      Standardized Method of Computing Yields. . . . . . . . . __
      Taxable Equivalent Yield . . . . . . . . . . . . . . . . __
      Average Annual Total Return. . . . . . . . . . . . . . . __
  Representative Performance Information-Intermediate
      New Mexico Fund (Class A and Class D). . . . . . . . . . __
      Standardized Method of Computing Yields. . . . . . . . . __
      Taxable Equivalent Yield . . . . . . . . . . . . . . . . __
      Average Annual Total Return. . . . . . . . . . . . . . . __
  Representative Performance Information-Intermediate
    Florida Fund (Class A) . . . . . . . . . . . . . . . . . . __
      Standardized Method of Computing Yields. . . . . . . . . __
      Taxable Equivalent Yield . . . . . . . . . . . . . . . . __
      Average Annual Total Return. . . . . . . . . . . . . . . __
  Representative Performance Information-Intermediate
    New York Fund (Class A). . . . . . . . . . . . . . . . . . __
      Standardized Method of Computing Yields. . . . . . . . . __
      Taxable Equivalent Yield . . . . . . . . . . . . . . . . __
      Average Annual Total Return. . . . . . . . . . . . . . . __
  Representative Performance Information-
    Government Fund (Class A and C). . . . . . . . . . . . . . __
      Standardized Method of Computing Yields. . . . . . . . . __
  Representative Performance Information-Income
    Fund (Class A and Class C Shares). . . . . . . . . . . . . __
      Standardized Method of Computing Yields. . . . . . . . . __
  Representative Performance Information-Value
    Fund (Class A and Class C Shares). . . . . . . . . . . . . __
  Representative Performance Information-
    Global Value Fund (Class A and C Shares) . . . . . . . . . __

TAXES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . __
  Federal Income Taxes-In General. . . . . . . . . . . . . . . __
  Federal Income Taxation-Municipal Funds. . . . . . . . . . . __
  State and Local Tax Aspects of the Municipal Funds . . . . . __

  Federal Income Taxes - Income Funds. . . . . . . . . . . . . __
  State and Local Income Tax Considerations-
    Income Funds . . . . . . . . . . . . . . . . . . . . . . . __
  Federal Income Taxes-Value Fund, Global Value and
    Growth Fund. . . . . . . . . . . . . . . . . . . . . . . . __
  State and Local Income Tax Considerations-Value Fund,
    Global Value Fund and Growth Fund. . . . . . . . . . . . . __

DISTRIBUTIONS AND SHAREHOLDERS ACCOUNTS. . . . . . . . . . . . __

INVESTMENT ADVISER, INVESTMENT ADVISORY AGREEMENT, AND
  ADMINISTRATIVE SERVICES AGREEMENT. . . . . . . . . . . . . . __
  Investment Advisory Agreement. . . . . . . . . . . . . . . . __
  Administrative Services Agreement. . . . . . . . . . . . . . __

SERVICE AND DISTRIBUTION PLANS . . . . . . . . . . . . . . . . __

PORTFOLIO TRANSACTIONS . . . . . . . . . . . . . . . . . . . . __
  In General . . . . . . . . . . . . . . . . . . . . . . . . . __
  Municipal Funds and Taxable Income Funds . . . . . . . . . . __
  Value Fund . . . . . . . . . . . . . . . . . . . . . . . . . __
  Portfolio Turnover Rates . . . . . . . . . . . . . . . . . . __

MANAGEMENT . . . . . . . . . . . . . . . . . . . . . . . . . . __
  Limited Term National Fund and
    Limited Term California Fund . . . . . . . . . . . . . . . __
  Intermediate National Fund; Intermediate New Mexico
    Fund; Intermediate Florida Fund; Intermediate
    New York Fund; Government Fund;
    Income Fund; Value Fund; Global Value Fund; and
    Growth Fund. . . . . . . . . . . . . . . . . . . . . . . . __

PRINCIPAL HOLDERS OF SECURITIES. . . . . . . . . . . . . . . . __
  Limited Term National Fund . . . . . . . . . . . . . . . . . __
  Limited Term California Fund . . . . . . . . . . . . . . . . __
  Intermediate National Fund . . . . . . . . . . . . . . . . . __
  Intermediate New Mexico Fund . . . . . . . . . . . . . . . . __
  Intermediate Florida Fund. . . . . . . . . . . . . . . . . . __
  Intermediate New York Fund . . . . . . . . . . . . . . . . . __
  Government Fund. . . . . . . . . . . . . . . . . . . . . . . __
  Income Fund. . . . . . . . . . . . . . . . . . . . . . . . . __
  Value Fund . . . . . . . . . . . . . . . . . . . . . . . . . __
  Global Value Fund. . . . . . . . . . . . . . . . . . . . . . __
  Growth Fund. . . . . . . . . . . . . . . . . . . . . . . . . __

NET ASSET VALUE. . . . . . . . . . . . . . . . . . . . . . . . __

DISTRIBUTOR. . . . . . . . . . . . . . . . . . . . . . . . . . __

ADDITIONAL INFORMATION RESPECTING
PURCHASE AND REDEMPTION OF SHARES. . . . . . . . . . . . . . . __

INDEPENDENT AUDITORS . . . . . . . . . . . . . . . . . . . . . __

FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . . . . . . __

                       ORGANIZATION OF THE FUNDS

     Limited Term National Fund and Limited Term California Fund are diversified series of Thornburg Limited Term Municipal Fund, Inc., a Maryland corporation organized in 1984 as a diversified, open-end management investment company (the "Company"). The Company currently offers two series of stock, Limited Term National Fund and Limited California Fund, each in multiple classes, and the Board of Directors is authorized to divide authorized but unissued shares into additional series and classes.

     Intermediate Municipal Fund, Government Fund, Income Fund, Value Fund, Global Value Fund and Growth Fund are diversified series and Intermediate New Mexico fund, Intermediate Florida Fund, and Intermediate New York Fund are nondiversified series of Thornburg Investment Trust, a Massachusetts business trust (the "Trust") organized on June 3, 1987 as a diversified, open-end management investment company under a Declaration of Trust (the "Declaration"). The Trust currently has nine active Funds, all of which are described in this prospectus. The Trustees are authorized to divide the Trust's shares into additional series and classes.

     The assets received for the issue or sale of shares of each Fund and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are especially allocated to the Fund, and constitute the underlying assets of that Fund. The underlying assets of each Fund are segregated on the books of account, and are charged with the liabilities with respect to that Fund and with a share of the general expense of the Company (if the Fund is a series of the Company), or of the Trust.
Expenses with respect to the Company and the Trust are allocated in proportion to the asset value of the respective series and classes of the Company or the Trust except where allocations of direct expense can otherwise be fairly made. The officers of the Company, subject to the general supervision of the Company's directors, determine which expenses are allocable to a given Fund of the Company, or which are generally allocable to both Funds offered by the Company. Similarly, the officers of the Trust, subject to the general supervision of the Trustees, determine which expenses are allocable to a given Fund, or generally allocable to all of the Funds of the Trust. In the event of the dissolution or liquidation of the Trust or the Company, shareholders of each Fund are entitled to receive the underlying assets of that Fund which are available for distribution.

     Each of the Funds may in the future, rather than invest in securities generally, seek to achieve its investment objectives by pooling its assets with assets of other funds for investment in another investment company having the same investment objective and substantially similar investment policies and restrictions as the Fund. The purpose of such an arrangement is to achieve greater operational efficiencies and to reduce cost. It is expected that any such investment company would be managed by Thornburg Investment Management, Inc. (Thornburg) in a manner substantially similar to the corresponding Fund. Shareholders of each Fund would receive prior written notice of any such investment, but may not be entitled to vote on the action. Such an investment would be made only if at least a majority of the Directors or Trustees of the Fund determined it to be in the best interest of the participating Fund and its shareholders.

     The Company is a corporation organized under Maryland law, which provides generally that shareholders will not be held personally liable for the obligations of the corporation. The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust. The Declaration of Trust provides that the Trust shall not have any claim against shareholders except for the payment of the purchase price of shares. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a Fund itself would be unable to meet its obligations. Thornburg believes that, in view of the above, the risk of personal liability to shareholders is remote.

     No Fund is liable for the liabilities of any other Fund. However, because the Company and the Trust share a Prospectus with respect to the Funds, there is a possibility that one of these companies could be liable for any misstatements, inaccuracies or incomplete disclosure in the Prospectus respecting Funds offered by the other company. The Company and the Trust do not concede, and specifically disclaim, any such liability.

     Each Fund may hold special shareholder meetings and mail proxy materials. These meetings may be called to elect or remove Directors or Trustees, change fundamental investment policies, or for other purposes. Shareholders not attending these meetings are encouraged to vote by proxy. Each Fund will mail proxy materials in advance, including a voting card and information about the proposals to be voted on. The number of votes you are entitled to is based upon the number of shares you own. Shares do not have cumulative rights or preemptive rights.

     State Street Bank and Trust, Boston, Massachusetts, is custodian of the assets of the Funds. The Custodian is responsible for the safekeeping of the Funds' assets and the appointment of subcustodian banks and clearing agencies. The Custodian takes no part in determining the investment policies of the Funds or in deciding which securities are purchased or sold by the Funds.


                          INVESTMENT POLICIES

MUNICIPAL FUNDS
---------------

     Limited Term National Fund, Limited Term California Fund, Intermediate National Fund, Intermediate New Mexico Fund, Intermediate Florida Fund, and Intermediate New York Fund are sometimes referred to in this Statement of Additional Information as the "Municipal Funds." The primary investment objective of each of the Municipal Funds is to seek as high a level of current investment income exempt from the individual federal income tax as is consistent, in the view of the Funds' investment adviser, with the preservation of capital. In addition, the Limited Term California Fund seeks exemption of its income dividends from California State individual income taxes, Intermediate New Mexico Fund seeks exemption of its income dividends from New Mexico state individual income taxes, and Intermediate New York Fund seeks exemption of its income dividends from New York State and New York City individual income taxes. Intermediate Florida Fund seeks exemption from the "intangibles" tax normally imposed on securities held by individuals resident in the State of Florida. The objective of preserving capital may preclude the Municipal Funds from obtaining the highest possible yields.

     The Limited Term National Fund and Limited Term California Fund each will maintain a portfolio having a dollar-weighted average maturity of normally not more than five years, with the objective of reducing fluctuations in its net asset value relative to municipal bond portfolios with longer average maturities while expecting lower yields than those received on portfolios with longer average maturities. Intermediate National Fund, Intermediate New Mexico Fund, Intermediate Florida Fund, and Intermediate New York Fund each will maintain a portfolio having a dollar-weighted average maturity of normally three to ten years, with the objective of reducing fluctuations in net asset value relative to long-term municipal bond portfolios. The Intermediate Funds may receive lower yields than those received on long-term bond portfolios, while seeking higher yields and expecting higher share price volatility than the Limited Term Funds.

     The following discussion supplements the disclosures in the Thornburg Municipal Funds Prospectus respecting the Municipal Funds' investment policies, techniques and investment limitations.

Fund Investments - In General
-----------------------------

     Each Municipal Fund's assets will normally consist of (1) municipal obligations or participation interests therein that are rated at the time of purchase within the four highest grades Aaa, Aa, A, Baa by Moody's Investors Service ("Moody's"), or AAA, AA, A, BBB by Standard & Poor's Corporation ("S&P"), or Fitch Investors Service ("Fitch"), (2) municipal obligations or participation interests therein that are not rated by a rating agency, but are issued by obligors that have other comparable debt obligations that are rated within the four highest grades by Moody's, S&P or Fitch, or in the case of obligors whose obligations are unrated, are deemed by the Funds' investment adviser (Thornburg) to be comparable with issuers having such debt ratings, and (3) a small amount of cash or equivalents. In normal conditions, the municipal funds will hold cash pending investment in portfolio securities or anticipated redemption requirements. For an explanation of these ratings, please see "Ratings," below. To the extent that unrated municipal obligations may be less liquid, there may be somewhat greater risk in purchasing unrated municipal obligations than in purchasing comparable, rated municipal obligations. If a Fund experienced unexpected net redemptions, it could be forced to sell such unrated municipal obligations at disadvantageous prices without regard to the obligations' investment merits, depressing the Fund's net asset value and possibly reducing the Fund's overall investment performance.

     Except to the extent that the Municipal Funds are invested in temporary investments for defensive purposes, each municipal fund will, under normal conditions, invest 100% of its net assets in municipal obligations and normally will not invest less than 80% of its net assets in municipal obligations. This 80% policy is a fundamental investment policy of each of the Municipal Funds and may be changed only with the approval of a majority of the outstanding voting securities of a given series of the Fund. Under normal conditions each of the single State Municipal Funds invests 100%, of its assets in obligations originating in the state having the same name as the Fund or issued by United States territories or possessions, and as a matter of fundamental policy, invests 65% of its total assets in municipal obligations originating in the state having the same name as the Fund.

     Each of the Municipal Funds has reserved the right to invest up to 20% of its net assets in "temporary investments" in taxable securities (of comparable quality to the above tax-exempt investments) that would produce interest not exempt from Federal or state income tax. Such temporary investments, which may include repurchase agreements with dealers, banks or recognized financial institutions that in the opinion of Thornburg represent minimal credit risk, may be made due to market conditions, pending investment of idle funds or to afford liquidity. See "Temporary Investments," at page ___. Such investments are, like any investment, subject to market risks and fluctuations in value. In addition, each Fund's temporary taxable investments may exceed 20% of its net assets when made for defensive purposes during periods of abnormal market conditions. The Municipal Funds do not expect to find it necessary to make temporary investments.

     No Municipal Fund will purchase securities if, as a result, more than 25% of the Fund's total assets would be invested in any one industry. However, this restriction will not apply to purchase of (i) securities of the United States Government and its agencies, instrumentalities and authorities, or (ii) tax exempt securities issued by other governments or political subdivisions, because these issuers are not considered to be members of any industry. This restriction may not be changed as to any Municipal Fund unless approved by a majority of the outstanding shares of the Fund.

     The Municipal Funds' investment objectives and policies, unless otherwise specified, are not fundamental policies and may be changed without shareholder approval.

Municipal Obligations
---------------------

     Municipal obligations include debt and lease obligations issued by states, cities and local authorities to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which municipal obligations may be issued include the refunding of outstanding obligations, the procurement of funds for general operating expenses and the procurement of funds to lend to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately-operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Municipal obligations have also been issued to finance single-family mortgage loans and to finance student loans. Such obligations are included within the term "municipal obligations" if the interest paid thereon is exempt from federal income tax.

     The two principal classifications of municipal obligations are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a specific revenue source. Industrial development bonds are in most cases revenue bonds and are generally not secured by the pledge of the credit or taxing power of the issuer of such bonds. There are, of course, variations in the security of municipal obligations, both within a particular classification and between classifications, depending on numerous factors.

     The Municipal Funds may invest in a variety of types of municipal obligations, including but not limited to bonds, notes (such as tax anticipation and revenue anticipation notes), commercial paper and variable rate demand instruments. Variable rate demand instruments are municipal obligations or participations therein, either publicly underwritten and traded or privately purchased, that provide for a periodic adjustment of the interest rate paid on the instrument and permit the holder to demand payment of the unpaid principal amount and accrued interest upon not more than seven days' notice either from the issuer or by drawing on a bank letter of credit, a guarantee or insurance issued with respect to such instrument. Such letters of credit, guarantees or insurance will be considered in determining whether a municipal obligation meets a Fund's investment criteria. The issuer of a variable rate demand instrument may have the corresponding right to prepay the principal amount prior to maturity.

     The Municipal Funds also may purchase fixed rate municipal demand instruments either in the public market or privately. Such instruments may provide for periodic adjustment of the interest rate paid to the holder. The "demand" feature permits the holder to demand payment of principal and interest prior to their final stated maturity, either from the issuer or by drawing on a bank letter of credit, a guarantee or insurance issued with respect to the instrument. In some cases these demand instruments may be in the form of units, each of which consists of (i) a municipal obligation and (ii) a separate put option entitling the holder to sell to the issuer of such option the municipal obligation in the unit, or an equal aggregate principal amount of another municipal obligation of the same issuer, issue and maturity as the municipal obligation, at a fixed price on specified dates during the term of the put option. In those cases, each unit taken as a whole will be considered a municipal obligation, based upon an accompanying opinion of counsel. A Fund will invest in a fixed rate municipal demand instrument only if the instrument or the associated letter of credit, guarantee or insurance is rated within the three highest grades of a nationally recognized rating agency, or, if unrated, is deemed by Thornburg to be of comparable quality with issues having such debt ratings. The credit quality of such investments will be determined on a continuing basis by Thornburg for Limited Term National Fund and Limited Term California Fund under the supervision of the directors of the Company, and for Intermediate National Fund, Intermediate New Mexico Fund, Intermediate Florida Fund and Intermediate New York Fund, under the supervision of the trustees of the Trust.

     A Municipal Fund also may purchase and sell municipal obligations on a when-issued or delayed delivery basis. When-issued and delayed delivery transactions arise when securities are purchased or sold with payment and delivery beyond the regular settlement date. When-issued transactions normally settle within 30-45 days. On such transactions the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment. The commitment to purchase securities on a when-issued or delayed delivery basis may involve an element of risk because the value of the securities is subject to market fluctuation, no interest accrues to the purchaser prior to settlement of the transaction, and at the time of delivery the market value may be less than cost. At the time a Fund makes the commitment to purchase a municipal obligation on a when-issued or delayed delivery basis, it will record the transaction and reflect the value of the security in determining its net asset value. That Fund also will maintain liquid assets at least equal in value to commitments for when-issued or delayed delivery securities, such assets to be segregated by State Street Bank & Trust Co., the Fund's custodian, specifically for the settlement of such commitments. The value of the segregated assets will be marked to the market daily so that the Fund will at all times maintain assets in the segregated account equal in value to the amount of these commitments. The Funds will only make commitments to purchase municipal obligations on a when-issued or delayed delivery basis with the intention of actually acquiring the securities, but the Funds reserve the right to sell these securities before the settlement date if it is deemed advisable. If a when-issued security is sold before delivery any gain or loss would not be tax-exempt.

     Thornburg will evaluate the liquidity of each municipal lease upon its acquisition and periodically while it is held based upon factors established for the Limited Term National Fund and Limited Term California Fund by the Company's directors, and for Intermediate National Fund, Intermediate New Mexico Fund, Intermediate Florida Fund and Intermediate New York Fund, by the Trust's trustees, including (i) the frequency of trades and quotes for the obligation, (ii) the number of dealers who will buy or sell the obligation and the potential buyers for the obligation,
(iii) the willingness of dealers to make a market for the obligation, and
(iv) the nature and timing of marketplace trades. An unrated municipal lease with non-appropriation risk that is backed by an irrevocable bank letter of credit or an insurance policy, issued by a bank or insurer deemed by Thornburg to be of high quality and minimal credit risk, will not be deemed to be "illiquid" solely because the underlying municipal lease is unrated, if Thornburg determines that the municipal lease is readily marketable because it is backed by the letter of credit or insurance policy.

     The Municipal Funds will seek to reduce further the special risks associated with investment in municipal leases by investing in municipal leases only where, in Thornburg's opinion, certain factors established by the Company's directors for Limited Term National Fund and Limited Term California Fund, and by the Trust's trustees for Intermediate National Fund, Intermediate New Mexico Fund, Intermediate Florida Fund and Intermediate New York Fund, have been satisfied, including (i) the nature of the leased equipment or property is such that its ownership or use is deemed essential to a governmental function of the governmental issuer,
(ii) the municipal lease has a shorter term to maturity than the estimated useful life of the leased property and the lease payments will commence amortization of principal at an early date, (iii) appropriate covenants will be obtained from the governmental issuer prohibiting the substitution or purchase of similar equipment for a specified period (usually 60 days or more) in the event payments are not appropriated, (iv) the underlying equipment has elements of portability or use that enhance its marketability in the event foreclosure on the underlying equipment was ever required, and
(v) the governmental issuer's general credit is adequate. The enforceability of the "non-substitution" provisions referred to in (iii) above has not been tested by the courts. Investments not meeting certain of these criteria (such as the absence of a non-substitution clause) may be made if the municipal lease is subject to an agreement with a responsible party (such as the equipment vendor) providing warranties to the Funds that satisfy such criteria.

     Municipal leases usually grant the lessee the option to purchase the leased property prior to maturity of the obligation by payment of the unpaid principal amount of the obligation and, in some cases, a prepayment fee. Such prepayment may be required in the case of loss or destruction of the property. The prepayment of the obligation may reduce the expected yield on the invested funds if interest rates have declined below the level prevailing when the obligation was purchased.

     No Municipal Fund will invest in illiquid securities if, as a result of the investment, more than 10% of its net assets will be invested in illiquid securities. For purposes of this limitation, "illiquid securities" shall be deemed to include (1) municipal leases subject to non-appropriation risk which are not rated at the time of purchase within the four highest grades by Moody's or S&P and not subject to remarketing agreements (or not currently subject to remarketing, pursuant to the conditions of any such agreement then in effect, with a responsible remarketing party, deemed by Thornburg to be capable of performing its obligations), (2) repurchase agreements maturing in more than seven days,
(3) securities which the Funds are restricted from selling to the public without registration under the Securities Act of 1933, and (4) other securities or participations not considered readily marketable by the Funds, provided that for purposes of the foregoing an unrated municipal lease which is backed by an irrevocable bank letter of credit or an insurance policy, issued by a bank or insurer deemed by Thornburg to be of high quality and minimal credit risk, will not be deemed to be illiquid.

     From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal securities. Similar proposals may be introduced in the future. These proposals, if enacted, may have the effect of reducing the availability of investments for the Funds. Moreover, the value of the Funds' portfolios may be adversely affected. The Funds could be compelled to reevaluate their investment objectives and policies and submit possible changes in the structure of the Funds for the approval of their respective shareholders.

     The yields on municipal obligations are dependent on a variety of factors, including the condition of the general market and the municipal obligation market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of the municipal obligations which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal obligations with the same maturity, coupon and rating may have different yields, while municipal obligations of the same maturity and coupon with different ratings may have the same yield. The market value of outstanding municipal obligations will vary with changes in prevailing interest rate levels and as a result of changing evaluations of the ability of their issuers to meet interest and principal payments. Such variations in market value of municipal obligations held in a Fund's portfolio arising from these or other factors will cause changes in the net asset value of the Fund's shares.

Ratings
-------

     Tax-Exempt Bonds. The four highest ratings of Moody's for tax-exempt bonds are Aaa, Aa, A and Baa. Tax-exempt bonds rated Aaa are judged to be of the "best quality." The rating of Aa is assigned to tax-exempt bonds which are of "high quality by all standards," but as to which margins of protection or other elements make long-term risks appear somewhat larger than Aaa rated tax-exempt bonds. The Aaa and Aa rated tax-exempt bonds comprise what are generally known as "high grade bonds." Tax-exempt bonds which are rated A by Moody's possess many favorable investment attributes and are considered "upper medium grade obligations." Factors giving security to principal and interest of A rated tax-exempt bonds are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. Tax-exempt bonds rated Baa are considered "medium grade" obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such tax-exempt bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. The foregoing ratings are sometimes presented in parentheses preceded with "Con." indicating the bonds are rated conditionally. Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. The parenthetical rating denotes the probable credit status upon completion of construction or elimination of the basis of the condition.

     The four highest ratings of S&P and Fitch for tax-exempt bonds are AAA, AA, A, and BBB. Tax-exempt bonds rated AAA bear the highest rating assigned by S&P and Fitch to a debt obligation and indicates an extremely strong capacity to pay principal and interest. Tax-exempt bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree. Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions. The BBB rating, which is the lowest "investment grade" security rating by S&P or Fitch, indicates an adequate capacity to pay principal and interest. Whereas BBB rated municipal obligations normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category. The foregoing ratings are sometimes followed by a "p" indicating that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, the completion.

     Municipal Notes.  The ratings of Moody's for municipal notes are
MIG 1, MIG 2, MIG 3 and MIG 4. Notes bearing the designation MIG 1 are judged to be of the best quality, enjoying strong protection from established cash flows for their servicing or from established and broad-based access to the market for refinancing, or both. Notes bearing the designation MIG 2 are judged to be of high quality, with margins of protection ample although not so large as in the preceding group. Notes bearing the designation of MIG 3 are judged to be of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Market access for refinancing, in
particular, is likely to be less well established.   Notes bearing the
designation MIG 4 are judged to be of adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

     The S&P ratings for municipal notes are SP-1+, SP-1, SP-2 and SP-3. Notes bearing an SP-1+ rating are judged to possess overwhelming safety characteristics, with either a strong or very strong capacity to pay principal and interest. Notes rated SP-1 are judged to have either a strong or very strong capacity to pay principal and interest but lack the overwhelming safety characteristics of notes rated SP-1+. Notes bearing an SP-2 rating are judged to have a satisfactory capacity to pay principal and interest, and notes rated SP-3 are judged to have a speculative capacity to pay principal and interest.

     Tax-Exempt Demand Bonds. The rating agencies may assign dual ratings to all long term debt issues that have as part of their provisions a demand or multiple redemption feature. The first rating addresses the likelihood of repayment of principal and interest as due and the second rating addresses only the demand feature. The long term debt rating symbols are used for bonds to denote the long term maturity and the commercial paper rating symbols are used to denote the put option (for example, "AAA/A-1+"). For newer "demand notes" maturing in 3 years or less, the respective note rating symbols, combined with the commercial paper symbols, are used (for example. "SP-1+/A-1+").

     Commercial Paper. The ratings of Moody's for issuers of commercial paper are Prime-1, Prime-2 and Prime-3. Issuers rated Prime-1 are judged to have superior ability for repayment which is normally evidenced by (i) leading market positions in well established industries, (ii) high rates of return on funds employed, (iii) conservative capitalization structures with moderate reliance on debt and ample asset protection, (if) broad margins in earnings coverage of fixed financial charges and high internal cash generation, and (v) well established access to a range of financial markets and assured sources of alternate liquidity. Issuers rated Prime-2 are judged to have a strong capacity for repayment which is normally evidenced by many of the characteristics cited under the discussion of issuers rated Prime-1 but to a lesser degree. Earnings trends, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Adequate liquidity is maintained. Issuers rated Prime-3 are judged to have an acceptable capacity for repayment. The effect of industry characteristics and market composition may be more pronounced. Variability of earnings and profitability may result in changes in the level of debt-protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

     The ratings of S&P for commercial paper are A (which is further delineated by Categories A-1+, A-1, A-2 and A-3), B, C and D. Commercial paper rated A is judged to have the greatest capacity for timely payment. Commercial paper rated A-1+ is judged to possess overwhelming safety characteristics. Commercial paper rated A-1 is judged to possess an overwhelming or very strong degree of safety. Commercial paper rated A-2 is judged to have a strong capacity for payment although the relative degree of safety is not as high as for paper rated A-1. Commercial paper rated A-3 is judged to have a satisfactory capacity for timely payment but is deemed to be somewhat more vulnerable to the adverse changes in circumstances than paper carrying the higher ratings. Commercial paper rated B is judged to have an adequate capacity for timely payment but such capacity may be impaired by changing conditions or short-term adversities.

Temporary Investments
---------------------

     Each Municipal Fund has reserved the right to invest up to 20% of its net assets in "temporary investments" in taxable securities that would produce interest not exempt from federal income tax. Such temporary investments may be made due to market conditions, pending investment of idle funds or to afford liquidity. These investments are limited to the following short-term, fixed-income securities (maturing in one year or less from the time of purchase): (i) obligations of the United States government or its agencies, instrumentalities or authorities; (ii) prime commercial paper within the two highest ratings of Moody's or S&P; (iii) certificates of deposit of domestic banks with assets of $1 billion or more; and (iv) repurchase agreements with respect to the foregoing types of securities. Repurchase agreements will be entered into only with dealers, domestic banks or recognized financial institutions that in the investment adviser's opinion represent minimal credit risk. Investments in repurchase agreements are limited to 5% of a Fund's net assets. See the next paragraph respecting repurchase agreements. In addition, temporary taxable investments may exceed 20% of a Fund's net assets when made for defensive purposes during periods of abnormal market conditions.

Repurchase Agreements
---------------------

     Each Municipal Fund may enter into repurchase agreements with respect to taxable securities constituting "temporary investments" in its portfolio. A repurchase agreement is a contractual agreement whereby the seller of securities agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed upon repurchase price determines the yield during the Fund's holding period. Repurchase agreements may be viewed as loans collateralized by the underlying security that is the subject of the repurchase agreement. No Municipal Fund will enter into a repurchase agreement if, as a result, more than 5% of the value of its net assets would then be invested in repurchase agreements. The Funds will enter into repurchase agreements only with dealers, banks or recognized financial institutions that in the opinion of Thornburg represent minimal credit risk. The risk to a Fund is limited to the ability of the seller to pay the agreed upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed upon repurchase price, if the value of the subject security declines there is a risk of loss of both principal and interest if the seller defaults. In the event of a default, the collateral may be sold. A Fund might incur a loss if the value of the collateral has declined, and the Fund might incur disposition costs or experience delays in connection with liquidating the security. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the subject security by the Fund may be delayed or limited. The Municipal Funds' investment adviser will monitor the value of the security at the time the transaction is entered into and at all subsequent times during the term of the repurchase agreement in an effort to determine that the value always equals or exceeds the agreed upon repurchase price. In the event the value of the subject security declines below the repurchase price, Thornburg will demand additional securities from the seller to increase the value of the property held to at least that of the repurchase price.

U.S. Government Obligations
---------------------------

     Each Municipal Fund's temporary investments in taxable securities may include obligations of the U.S. government. These include bills, certificates of indebtedness, notes and bonds issued or guaranteed as to principal or interest by the United States or by agencies or authorities controlled or supervised by and acting as instrumentalities of the U.S. government and established under the authority granted by Congress, including, but not limited to, the Government National Mortgage Association, the Tennessee Valley Authority, the Bank for Cooperatives, the Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Land Banks, Farm Credit Banks and the Federal National Mortgage Association. Some obligations of U.S. government agencies, authorities and other instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the Treasury; others only by the credit of the issuing agency, authority or other instrumentality. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments.

Special Risks Affecting Limited Term California Fund
----------------------------------------------------

     Limited Term California Fund invests primarily in California state, municipal, and agency obligations. For this reason, an investment in the Limited Term California Fund may be riskier than an investment in the Limited Term National Fund, which buys municipal obligations from throughout the United States. Prospective investors should consider the risks inherent in the investment concentration of the Limited Term California Fund before investing.

     California's economy is the largest among the 50 states and one of the largest in the world. The state's July 1, 2000 population of approximately 34 million represents 12.5 percent of the total United States population and total personal income in the state, at an estimated $1.1 trillion in 1999, accounts for 12.6 percent of all personal income in the nation.
Total employment is about 14.5 million, the majority of which is in the service, trade and manufacturing sectors.

     California constitutional and other laws raise questions about the ability of California state and municipal issuers to obtain sufficient revenue to pay their bond obligations in all situations. In 1978, California voters approved an amendment to the California Constitution known as Proposition 13, which has had an affect on California issuers that rely in whole or in part, directly or indirectly, on ad valorem real property taxes as a source of revenue. Proposition 13 limits ad valorem taxes on real property and restricts the ability of taxing entities to increase real property taxes. In 1979, California voters approved another constitutional amendment, Article XIIIB, which may have an adverse impact on California state and municipal issuers. Article XIIIB prohibits government agencies and the state from spending "appropriations subject to limitation" in excess of the appropriations limit imposed. "Appropriations subject to limitation" are authorizations to spend "proceeds of taxes", which consist of tax revenues, certain state subventions and certain other funds, including proceeds from regulatory licenses, user charges and other fees to the extent that such proceeds exceed "the cost reasonably borne by such entity in providing the regulation, product or service". No limit is imposed on appropriations of funds which are not "proceeds of taxes", such as debt service on indebtedness existing or authorized before January 1, 1979, or subsequently authorized by the voters, appropriations required to comply with mandates of the courts or the federal government, reasonable user charges or fees and certain other non-tax funds. The amendment restricts the spending authority of state and local government entities.
If revenues exceed such appropriations limits, such revenues must be returned either as revisions in the tax rate or fee schedules.

     California obtains a substantial portion of general fund revenues from personal income taxes (individual and corporate) compared to an average of only 34 percent for other states. Income taxes serve as a bellwether which is frequently a leading indicator of economic weakness. California's other principal revenue source is sales taxes. The state's budget problems in 1990-95 were caused by a structural imbalance in that the largest General Fund Programs -- K-12 education, health, welfare and corrections -- were increasing faster than the revenue base, driven by the state's rapid population growth.

     Total revenues for the State's general fund, special revenue funds, and capital projects funds have increased from $74.2 billion in 1995 to $99.9 billion in 1999. The increase has been largely caused by surging personal income tax revenues and sales and use tax revenues, which now make up 53.8% of total revenues. Expenditure growth has nearly kept pace with revenue growth, rising from $74.5 billion in 1995 to $95.5 billion in 1999. Fiscal year 2000 will mark the third straight year of budget surplus for the state. As of June 30, 2000 the state was reporting a general fund cash balance of $6.5 million.

      However, recent events in the financial and energy markets may lead to a slowdown in revenue growth. California has recently led the nation in job growth, accounting for one out of five new jobs. Much of this job growth was in the high technology and computer industries. Business and consumer spending in these industries have slowed dramatically in the last half of 2000, and market values of many companies have fallen. Ultimately, this weakness could manifest itself in lower growth in personal income tax and franchise tax revenues.

     Average electricity prices have increased by 900% in December 2000 versus the previous year. The state's two largest investor-owned utilities are on the brink of insolvency, posting $11 billion in deficits in 2000. Unreliable and expensive sources of electricity could dissuade business from investing in California, making it more difficult for the state to generate the tax base growth to keep its finances healthy.

Special Risks Affecting Intermediate New Mexico Fund
----------------------------------------------------

     Intermediate New Mexico Fund invests primarily in New Mexico municipal obligations. For this reason, an investment in Intermediate New Mexico Fund may be riskier than an investment in Intermediate National Fund, which buys municipal obligations from throughout the United States. Prospective investors should consider the risks inherent in the investment concentration of Intermediate New Mexico Fund before investing.

  New Mexico is the fifth largest state in area, containing approximately 121,593 square miles, but has a relatively small population of approximately 1,737,000 persons (1998). Major industries in New Mexico are energy resources, semi-conductor manufacturing, tourism, services, arts and crafts, agriculture-agribusiness, government, manufacturing and mining. In fiscal year 1998, a value of energy resources production (crude petroleum, natural gas, and coal) was approximately $5.2 billion. Total value of mineral production was $930 million. The mining industry employed about 15,700 New Mexicans in 1997. Major federally funded scientific research facilities at Los Alamos, Albuquerque and White Sands are also a notable part of the state's economy. Agriculture is a major part of the state's economy, with crop and livestock sales in excess of $1.7 billion in 1996. As a high, relatively dry region with extensive grasslands, the State is attractive for raising cattle, sheep and other livestock. Because of irrigation and a variety of climatic conditions, the state's farmers are able to produce a diverse assortment of products. The state's farmers are major producers of alfalfa hay, wheat, chili peppers, cotton, fruits and pecans. Agricultural businesses include chili canneries, milk processing and cheese plants, dairies, wineries, alfalfa, pellets, chemical and fertilizer plans, farm machinery, feet lots and commercial slaughter plants.

  Fiscal year 1998-99 state revenues were approximately $3.15 billion, representing zero growth over the preceding year. Approximately exceeded revenue by $27 million. Ending balances in the state's operating reserves fell to $181 million.

  Fiscal year 1999-00 revenues are estimated at $3.40 billion, an increase of 7.8% over the preceding fiscal year. The projected increase is a result of higher oil and gas revenue and personal income taxes. Further, following a perceived national trend, personal income tax growth is expected to decelerate. Nonrecurring revenues are expected to be smaller.

     The state's legislature and local government must address a growing perception that the state's educational system is deficient, which may entail an increase in educational expenditures. Education represents the largest state budget item. Potential future economic vulnerabilities for the state or specific portions of the state include declines in mineral extraction and fluctuations in gas and oil production and prices, possible budget decreases at national laboratories located at White Sands, Albuquerque and Los Alamos, and a possible general slowdown in the nation's economy.

Special Risks Affecting Intermediate Florida Fund
-------------------------------------------------

     Intermediate Florida Fund invests primarily in Florida municipal obligations. For this reason, an investment in Intermediate Florida Fund may be riskier than an investment in Intermediate National Fund, which buys municipal obligations from throughout the United States. Prospective investors should consider the risks inherent in the investment concentration of Intermediate Florida Fund before investing.

  Florida has one of the fastest growing economies in the nation. Per capita income was 98 percent of the U.S. $26,412 average in the nation. Employment growth continues to outpace the nation. The state's population of 15,000,000 was about 5.6 percent of the United States' population.

     Major industries for the state include agriculture, tourism, insurance, banking and import-export trade. The state's general fund revenues are highly dependent upon the sales tax, and the state does not impose an individual income tax.

     Forecasted population increases and expanding demand for public education, infrastructure improvements and certain other governmental services will exert pressure on governmental budgets in coming years. Recent and projected borrowings by the state and local governments are similarly expanding.

     Although recent state economic performance and governmental revenues have been better than expected, and currently appear adequate for projected governmental expenditures and borrowings, expected slowing in the growth of personal income and the national economy will present budget challenges to the state and some local governments. Florida's experience in the 1990-91 recession indicates that higher unemployment and increased costs for "safety net" programs for unemployed persons reduce governmental revenues and increase costs. Although the state has established substantial revenues and continues to add to those revenues, against such an eventuality, a recession likely would require budget reductions to avoid constitutionally prohibited deficit spending, and reduce funds for debt payment.

Special Risks Affecting Intermediate New York Fund
--------------------------------------------------

     Intermediate New York Fund invests primarily in New York municipal obligations. For this reason, an investment in Intermediate New York Fund may be riskier than an investment in Intermediate National Fund, which buys municipal obligations from throughout the United States. Prospective investors should consider the risks inherent in the investment concentration of Intermediate New York Fund before investing.

     New York has a broad and diverse economy. Although the state's manufacturing sector has continued to contract over time, the state's service sector has expanded. Services provide about one-third of overall employment and 31% of income. Finance, insurance and real estate and particularly important to the state's economy and employment.

  Employment rates have increased in the state, but at a rate less than the national average. Per capita personal income was 120% of the national average in 1998. Employment rates are expected to increase, absent recession or other economic disruption.

  In recent years, government has enjoyed greater than expected revenue growth. Personal income taxes have contributed to most of these revenue increases. The State has enjoyed operating surpluses in the five fiscal years ending in 2000. The State completed its 1999-2000 fiscal year with a combined governmental funds operating surplus of $3.03 billion, which included a $2.23 billion operating surplus in the General Fund. The prior year had a $1.08 billion General Fund surplus. General Fund revenues increased $2.30 billion (6.4%) over the prior year, while expenditures increased $1.39 billion (3.9%). The state's indebtedness is above average in amount, but is moderate relative to currently available revenue resources.

     The current financial stability could be upset by a number of factors, however. Costs which are currently contained could increase if the state's economy falters. Public assistance costs and health care expense could increase if unemployment increases. Economic difficulties also could reduce economic activity and consumer spending, reducing tax revenues in a period when governmental costs likely would increase. The ability of the state to respond to these challenges could be impaired significantly because the state and some local governments have failed to reduce chronically high expenditures and address governmental economic and spending inefficiencies. These problems could be further enhanced by the state's historic inability to adopt timely budgets, which disrupts financial planning by local governments, agencies, and contractors.

INCOME FUNDS

     Government Fund and Income Fund (the "Income Funds") each has the primary investment goal of providing, through investment in a professionally managed portfolio of fixed income obligations as high a level of current income as is consistent, in the investment adviser's view, with safety of capital. The Government Fund will seek to achieve its primary investment goal by investing primarily in obligations issued or guaranteed by the U.S. government or by its agencies or instrumentalities and in participations in such obligations or in repurchase agreements secured by such obligations. The Income Fund will seek to achieve its primary goal by investing primarily in investment grade short and intermediate maturity bonds and asset backed securities such as mortgage backed securities and collateralized mortgage obligations. The Income Fund also may invest in other securities, and utilize other investment strategies to hedge market risks, manage cash positions or to enhance potential gain. Additionally, each of the Funds has the secondary goal of reducing fluctuations in its net asset value compared to longer term portfolios, and will pursue this goal by investing in obligations with an expected dollar-weighted average maturity of normally not more than five years.

     The following discussion supplements the disclosures in the Funds' Prospectus respecting Government Fund's and Income Fund's investment policies, techniques and investment limitations.

Determining Portfolio Average Maturity - Government Fund and Income Fund
------------------------------------------------------------------------

     For purposes of each Fund's investment policy, an instrument will be treated as having a maturity earlier than its stated maturity date if the instrument has technical features (such as put or demand features) or a variable rate of interest which, in the judgment of Thornburg, will result in the instrument being valued in the market as though it has an earlier maturity.

  In addition, each Income Fund may estimate the expected maturities of certain securities it purchases in connection with achieving its investment objectives. Certain obligations such as Treasury Bills and Notes have stated maturities. However, certain obligations a Fund may acquire, such as GNMA certificates, are interests in pools of mortgages or other loans having varying maturities.

     Due to prepayments of the underlying mortgage instruments or other loans, such asset-backed securities do not have a known actual maturity (the stated maturity date of collateralized mortgage obligations is, in effect, the maximum maturity date). In order to determine whether such a security is a permissible investment for a Fund (and assuming the security otherwise qualifies for purchase by the Fund), the security's remaining term will be deemed equivalent to the estimated average life of the underlying mortgages at the time of purchase of the security by the Fund. Average life will be estimated by the Fund based on Thornburg's evaluation of likely prepayment rates after taking into account current interest rates, current conditions in the relevant housing markets and such other factors as it deems appropriate. There can be no assurance that the average life as estimated will be the actual average life.

     For example, the mortgage instruments in the pools underlying mortgage-backed securities have original maturities ranging from 8 to 40 years. The maximum original maturity of the mortgage instruments underlying such a security may, in some cases, be as short as 12 years.
The average life of such a security at the time of purchase by a Fund is likely to be substantially less than the maximum original maturity of the mortgage instruments underlying the security because of prepayments of the mortgage instruments, the passage of time from the issuance of the security until its purchase by a Fund and, in some cases, the wide dispersion of the original maturity dates of the underlying mortgage instruments.

     Certain securities which have variable or floating interest rates or demand or put features may nonetheless be deemed to have remaining actual lives which are less than their stated nominal lives. In addition, certain asset-backed securities which have variable or floating interest rates may be deemed to have remaining lives which are less than the stated maturity dates of the underlying mortgages.

Purchase of Certificates of Deposit - Government Fund and Income Fund
---------------------------------------------------------------------

     In addition to the other securities each Fund may purchase, each Fund is authorized to purchase bank certificates of deposit under certain circumstances. The Government Fund may under certain market conditions invest up to 20% of its assets in (i) time certificates of deposit maturing in one year or less after the date of acquisition which are issued by United States banks having assets of $1,000,000,000 or more, and (ii) time certificates of deposit insured as to principal by the Federal Deposit Insurance Corporation. If any certificate of deposit (whether or not insured in whole or in part) is nonnegotiable, and it matures in more than 7 days, it will be considered illiquid, and subject to the Government Fund's fundamental investment restriction that no more than 10% of the Fund's net assets will be placed in illiquid investments.

     The Income Fund may invest in certificates of deposit of large domestic and foreign banks (i.e., banks which at the time of their most recent annual financial statements show total assets in excess of one billion U.S. dollars), including foreign branches of domestic banks, and certificates of deposit of smaller banks as described below. Although the Income Fund recognizes that the size of a bank is important, this fact alone is not necessarily indicative of its creditworthiness. Investment in certificates of deposit issued by foreign banks or foreign branches of domestic banks involves investment risks that are different in some respects from those associated with investment in certificates of deposit issued by domestic banks. (See "Foreign Securities" below). The Income Fund may also invest in certificates of deposit issued by banks and savings and loan institutions which had at the time of their most recent annual financial statements total assets of less than one billion dollars, provided that (i) the principal amounts of such certificates of deposit are insured by an agency of the U.S. Government, (ii) at no time will the Fund hold more that $100,000 principal amount of certificates of deposit of any one such bank, and (iii) at the time of acquisition, no more than 10% of the Fund's assets (taken at current value) are invested in certificates of deposit of such banks having total assets not in excess of one billion dollars.

Asset-Backed Securities - Government Fund and Income Fund
---------------------------------------------------------

     Each of the Funds may invest in asset-backed securities, which are interests in pools in loans, described in the Prospectus.

Mortgage-Backed Securities and Mortgage Pass-Through Securities
---------------------------------------------------------------

     If otherwise consistent with its investment restrictions and the Prospectus, each Fund may invest in mortgage-backed securities, which are interests in pools of mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations as further described below. A Fund also may invest in debt securities which are secured with collateral consisting of mortgage -backed securities (see "Collateralized Mortgage Obligations"), and in other types of mortgage-related securities.

     A decline in interest rates may lead to a faster rate of repayment of the underlying mortgages, and expose the Fund to a lower rate or return upon reinvestment of the prepayments. Additionally, the potential for prepayments in a declining interest rate environment might tend to limit to some degree the increase in net asset value of the Fund because the value of some mortgage-backed securities held by the Fund may not appreciate as rapidly as the price of non-callable debt securities. During periods of increasing interest rates, prepayments likely will be reduced, and the value of the mortgage-backed securities will decline.

     Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or insurer of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, or upon refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, on the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

     The principal governmental guarantor of mortgage-related securities is the Government National Mortgage Association ("GNMA"). GNMA is a wholly-owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage-backed securities or to the value of Fund shares. Also, GNMA securities often are purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.

     Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) mortgages from a list of approved seller/servicers which include state and federally-chartered savings loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government. FHLMC is a corporate instrumentality of the United States Government and was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is owned by the twelve Federal Home Loan Banks. FHLMC issues Participation Certificates ("PC's") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PC's are not backed by the full faith and credit of the United States Government.

     Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments. Such pools may be purchased by Income Fund, but will not be purchased by Government Fund. Timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets Income Fund's investment quality standards. There can be no assurance that the private insurer or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Income Fund may buy mortgage-related securities without insurance or guarantees, if through an examination of the loan experience and practices of the originators/servicers and poolers, Thornburg determines that the securities meet Income Fund's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Collateralized Mortgage Obligations ("CMO's")
---------------------------------------------

     A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal are paid, in most cases, semiannually. CMO's may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

     CMO's are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMO's provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against unanticipated early return of principal because of the sequential payments.

     In a typical CMO transaction, a corporation issues multiple series, (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgage pass-through certificates ("Collateral").
The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMO's, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

FHLMC Collateralized Mortgage Obligations
-----------------------------------------

     FHLMC CMO's are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PC's, payments of principal and interest on the CMO's are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMO's are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMO's as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMO's is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled date.

     If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

     Criteria for the mortgage loans in the pool backing the CMO's are identical to those of FHLMC PC's. FHLMC has the right to substitute collateral in the event of delinquencies or defaults.

Other Mortgage-Backed Securities
---------------------------------

     Thornburg expects that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages.
 Neither Government Fund nor Income Fund will purchase mortgage-backed securities or any other assets which, in the opinion of Thornburg, are illiquid and exceed, as a percentage of the Fund's assets, the percentage limitations on the Fund's investment in securities which are not readily marketable, as discussed below. Thornburg will, consistent with the Funds' respective investment objectives, policies and quality standards, consider making investments in such new types of mortgage-related securities.

Other Asset-Backed Securities
-----------------------------

     The securitization techniques used to develop mortgage-backed securities are now being applied to a broad range of assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans, computer leases and credit card receivables, are being securitized in pass-through structures similar to the mortgage pass-through structures described above or in structures similar to the CMO pattern. If otherwise consistent with the Income Fund's investment objectives and policies, Income Fund may invest in these and other types of asset-backed securities that may be developed in the future. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

     Several types of asset-backed securities have already been offered to investors, including Certificates of Automobile Receivables ("CARS"). CARS represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interests on CARS are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor's return on CARS may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

     Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of bankruptcy laws and of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

     Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool assets, to ensure that the receipt of payment on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. Income Fund, as a possible purchaser of such securities, will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

     Income Fund may also invest in residual interests in asset-backed securities. In the case of asset-backed securities issued in a pass-through structure, the cash flow generated by the underlying assets is applied to make required payments on the securities and to pay related administrative expenses. The residual in an asset-backed security pass-through structure represents the interest in any excess cash flow remaining after making the foregoing payments. The amount of the residual will depend on, among other things, the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets. Asset-backed security residuals not registered under the Securities Act of 1933 may be subject to certain restrictions on transferability. In addition, there may be no liquid market for such securities.

     The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments may require a Fund holding these securities to dispose of the securities.

Repurchase Agreements - Government Fund and Income Fund
-------------------------------------------------------

     Either Government Fund or Income Fund may enter into repurchase agreements with member banks of the Federal Reserve System or any domestic broker-dealer which is recognized as a reporting government securities dealer if the creditworthiness of the bank or broker-dealer has been determined by Thornburg to be at least as high as that of other obligations the purchasing Fund may purchase or at least equal to that of issuers of commercial paper rated within the two highest grades assigned by Moody's or S&P. These transactions may not provide the purchasing Fund with collateral marked-to-market during the term of the commitment.

     A repurchase agreement, which provides a means for a Fund to earn income on funds for periods as short as overnight, is an arrangement under which the Fund purchases a security ("Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. The repurchase price may be higher than the purchase price, the difference being interest at a stated rate due to the Fund together with the repurchase price on repurchase. In either case, the income to the Fund is unrelated to the interest rate on the Obligation. Obligations will be held by the Fund's custodian or in the Federal Reserve Book Entry System.

     For purposes of the 1940 Act, a repurchase agreement is deemed to be a loan from the purchasing Fund to the seller of the Obligations subject to the repurchase agreement and is therefore subject to that Fund's investment restriction applicable to loans. It is not clear whether a court would consider the Obligation purchased by a Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in the price of the Obligation. If the court characterized the transaction as a loan and the Fund has not perfected a security interest in the Obligation, the Fund may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt obligation purchased for the Fund, Thornburg seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case the purchasing Fund may incur a loss if the proceeds to the Fund of the sale to a third party are less than the repurchase price. However, if the market value (including interest) of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund will direct the seller of the Obligation to deliver additional securities so that the market value (including interest) of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that the Fund will be unsuccessful in seeking to impose on the seller a contractual obligation to deliver additional securities.

When Issued Securities - Government Fund and Income Fund
--------------------------------------------------------

     Either Government Fund or Income Fund may purchase securities offered on a "when-issued" or "forward delivery" basis. When so offered, the price, which is generally expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued or forward delivery securities take place at a later date. During the period between purchase and settlement, no payment is made by the purchaser to the issuer and no interest on the when-issued or forward delivery security accrues to the purchaser. To the extent that assets of a Fund are not invested prior to the settlement of a purchase of securities, the Fund will earn no income; however, it is intended that each Fund will be fully invested to the extent practicable and subject to the Fund's investment policies. While when-issued or forward delivery securities may be sold prior to the settlement date, it is intended that each Fund will purchase such securities with the purpose of actually acquiring them unless sale appears desirable for investment reasons. At the time a Fund makes the commitment to purchase a security on a when-issued or forward delivery basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of when-issued or forward delivery securities may be more or less than the purchase price. Neither Fund believes that its net asset value or income will be adversely affected by its purchase of securities on a when-issued or forward delivery basis. Each Fund will establish a segregated account for commitments for when-issued or forward delivery securities.



Reverse Repurchase Agreements - Government Fund and Income Fund
----------------------------------------------------------------

     Either Government Fund or Income Fund may enter into reverse repurchase agreements by transferring securities to another person in return for proceeds equal to a percentage of the value of the securities, subject to its agreement to repurchase the securities from the other person for an amount equal to the proceeds plus an interest amount. Neither Fund will enter into any such transaction if, as a result, more than 5% of the Fund's total assets would then be subject to reverse repurchase agreements.
 See the "Investment Restrictions" applicable to each Fund, below.

Dollar Roll Transactions - Government Fund and Income Fund
-----------------------------------------------------------

     Either Government Fund or Income Fund may enter into "dollar roll" transactions, which consist of the sale by the Fund to a bank or broker-dealer (the "counterparty") of GNMA certificates or other mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date at the same price. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. The selling Fund receives a fee from the counterparty as consideration for entering into the commitment to purchase. Dollar rolls may be renewed over a period of several months with a new purchase and repurchase price fixed and a cash settlement made at each renewal without physical delivery of securities. Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which the Fund agrees to buy a security on a future date.

     Dollar rolls are treated for purposes of the Investment Company Act of 1940 (the "1940 Act") as borrowings of the Fund entering into the transaction because they involve the sale of a security coupled with an agreement to repurchase, and are subject to the investment restrictions applicable to any borrowings made by the Fund. Like all borrowings, a dollar roll involves costs to the borrowing Fund. For example, while the Fund receives a fee as consideration for agreeing to repurchase the security, the Fund forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the fee received by the Fund, thereby effectively charging the Fund interest on its borrowing. Further, although the Fund can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of the Fund's borrowing.

     Dollar rolls involve potential risks of loss to the selling Fund which are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, the Fund's right to purchase from the counterparty may be restricted. Additionally, the value of such securities may change adversely before the Fund is able to purchase them. Similarly, the Fund may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market. Since, as noted above, the counterparty is required to deliver a similar, but not identical security to the Fund, the security which the Fund is required to buy under the dollar roll may be worth less than an identical security. Finally, there can be no assurance that the Fund's use of the cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.

Lending of Portfolio Securities - Government Fund and Income Fund
-----------------------------------------------------------------

     Each Fund may seek to increase its income by lending portfolio securities. Under present regulatory policies, including those of the Board of Governors of the Federal Reserve System and the Securities and Exchange Commission, such loans may be made to member firms of the New York Stock Exchange, and would be required to be secured continuously by collateral in cash, cash equivalents or U.S. Treasury bills maintained on a current basis at an amount at least equal to the market value and accrued interest of the securities loaned. The lending Fund would have the right to call a loan and obtain the securities loaned on no more than five days' notice. During the existence of a loan, the Fund would continue to receive the equivalent of the interest paid by the issuer on the securities loaned and would also receive compensation based on investment of the collateral. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by Thornburg to be of good standing, and when, in the judgment of Thornburg, the consideration which can be earned currently from securities loans of this type justifies the attendant risk.

Other Investment Strategies - Income Fund
-----------------------------------------

     Income Fund may, but is not required to, utilize various other investment strategies as described below to hedge various market risks (such as interest rates, currency exchange rates, and broad or specific equity market movements), to manage the effective maturity or duration of fixed-income securities or portfolios, or to enhance potential gain. Such strategies are used by many mutual funds and other institutional investors. Techniques and instruments may change over time as new investments and strategies are developed or regulatory changes occur.

     In the course of pursuing these investment strategies, Income Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, financial futures, equity and fixed-income indices and other financial instruments, purchase and sell financial futures contracts, enter into various interest rate transactions such as swaps, caps, floors or collars, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures (collectively, all the above are called "Strategic Transactions"). Strategic Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for Income Fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Fund's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of the Fund's assets will be committed to Strategic Transactions entered into for purposes not related to bona fide hedging or risk management. Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of Income Fund to utilize these Strategic Transactions successfully will depend on Thornburg's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments.

     Strategic Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent Thornburg's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to Income Fund, force the sales of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of currency transactions can result in the Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the contemplated use of these futures contracts and options thereon should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

General Characteristics of Options - Income Fund
------------------------------------------------

     Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument as to which the options relate. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Income Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

     A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, Income Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell the instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase the instrument. An American-style put or call option may be exercised at any time during the option period while a European-style put or call options may be exercised only upon expiration or during a fixed period prior thereto. Income Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as a paradigm, but is also applicable to other financial intermediaries.

     With certain exceptions, OCC and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, to the extent the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

     Income Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits;
(iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

     The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

     OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("counterparties") through direct bilateral agreement with the counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guaranties and security, are set by negotiation of the parties. Income Fund will only enter into OTC options that have a buy-back provision permitting the Fund to require the counterparty to buy back the option at a formula price within seven days. The Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

     Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with Income Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, Thornburg must assess the creditworthiness of each counterparty or any guarantor or credit enhancement of the counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. Income Fund will engage in OTC option transactions only with United States government securities dealers recognized by the Federal Reserve Bank in New York as "primary dealers," broker dealers, domestic or foreign banks or other financial institutions which have received a short-term credit rating of "A-1" from Standard & Poor's Corporation or "P-1" from Moody's Investor Services or have been determined by Thornburg to have an equivalent credit rating. The staff of the SEC currently takes the position that the amount of Income Fund's obligation pursuant to an OTC option is illiquid, and is subject to the Income Fund's limitation on investing no more than 15% its assets in illiquid instruments.

     If Income Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale of put options can also provide income.

     Income Fund may purchase and sell call options on U.S. Treasury and agency securities, foreign sovereign debt, mortgage-backed securities, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets and related futures on such securities other than futures on individual corporate debt and individual equity securities. All calls sold by the Fund must be "covered" or must meet the asset segregation requirements described below as long as the call is outstanding (i.e., the Fund must own the securities or futures contract subject to the call). Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security and may require the Fund to hold a security which it might otherwise have sold.

     Income Fund may purchase and sell put options that relate to U.S. Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio) or futures on such securities other than futures on individual corporate debt and individual equity securities. The Fund will not sell put options if, as a result, more than 50% of the Fund's assets would be required to be segregated to cover its potential obligations under its hedging, duration management, risk management, and other Strategic Transactions other than those with respect to futures and options thereon. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.

General Characteristics of Futures - Income Fund
-------------------------------------------------

     Income Fund may purchase and sell financial futures contracts or purchase put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, for duration management and for risk management purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract.

     Income Fund's use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into only for bona fide hedging, risk management (including duration management) or other portfolio management purposes. Typically, maintaining a futures contract or selling an option thereon requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 5% of the face amount of the contract, but may be higher in some circumstances. Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of options on financial futures involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position will be offset prior to settlement and that delivery will not occur.

     Income Fund will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in computing the 5% limit. The segregation requirements with respect to futures and options thereon are described below.

Options on Securities Indices and Other Financial Indices - Income Fund
-----------------------------------------------------------------------

     Income Fund also may purchase and sell call and put options on securities indices and other financial indices and, in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement (i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based rather than price movements in individual securities, as is the case with respect to options on securities.

Currency Transactions - Income Fund
-----------------------------------

     Income Fund may engage in currency transactions with counterparties in order to hedge the value of currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below.

     Income Fund's dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps will be limited to hedging involving either specific transactions or portfolio positions. Transactions hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of its portfolio securities. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

     Income Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended to wholly or partially offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency other than with respect to proxy hedging as described below.

     Income Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure.

     To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, Income Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund's portfolio securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the Fund's securities denominated in linked currencies. For example, if Thornburg considers the Austrian schilling is linked to the German Deutschemark (the "D-mark"), the Fund holds securities denominated in Austrian schillings and Thornburg believes that the value of schillings will decline against the U.S. dollar, Thornburg may enter into a contract to sell D-marks and buy dollars. Hedging involves some of the same risks and considerations as other transactions with similar instruments.
Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. If the Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below.

Risks of Currency Transactions - Income Fund
---------------------------------------------

     Currency transactions are subject to risks different from other transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to Income Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered ineffective, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to the issuing country's economy.

Combined Transactions - Income Fund
-----------------------------------

     Income Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and any combination of futures, options and currency transactions ("combined" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of Thornburg, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on Thornburg's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Swaps, Caps, Floors and Collars - Income Fund
---------------------------------------------

     Among the Strategic Transactions into which Income Fund may enter are interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. Income Fund intends to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. An interest rate swap is an agreement between two parties to exchange payments that are based on specified interest rates and a notional amount. The exchange takes place over a specified period of time. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. Although swaps can take a variety of forms, typically one party pays fixed and receives floating rate payments and the other party receives fixed and pays floating rate payments. An interest rate cap is an agreement between two parties over a specified period of time where one party makes payments to the other party equal to the difference between the current level of an interest rate index and the level of the cap, if the specified interest rate index increases above the level of the cap. An interest rate floor is similar except the payments are the difference between the current level of an interest rate index and the level of the floor if the specified interest rate index decreases below the level of the floor. An interest rate collar is the simultaneous execution of a cap and floor agreement on a particular interest rate index. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate or amount.
Purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

     Income Fund may enter into swaps, caps, floors or collars on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities, and will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors and collars are entered into for good faith hedging purposes, the investment adviser and the Fund believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. The Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into the transaction, the unsecured long term debt rating of the counterparty combined with any credit enhancements, satisfies credit criteria established by the Trust's trustees. If there is a default by the counterparty, the Fund will have contractual remedies pursuant to the agreements related to the transaction, but the value of the swap or other agreement likely would decline, potentially resulting in losses. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation is less highly developed and, accordingly, they may be less liquid than swaps.

Eurodollar Instruments - Income Fund
------------------------------------

     Income Fund may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Fund might use Eurodollar futures contracts and options thereon to hedge against changes in the LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Risks of Strategic Transactions Outside the United States - Income Fund
-----------------------------------------------------------------------

     When constructed outside the United States, Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in Income Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lower trading volume and liquidity.

Use of Segregated and Other Special Accounts - Income Fund
----------------------------------------------------------

     Some transactions which the Income Fund may enter into, including many Strategic Transactions, require that Income Fund segregate liquid high grade debt assets with its custodian to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. Transactions which require segregation include reverse repurchase agreements, dollar rolls, undertakings by the Fund to purchase when-issued securities, the Fund's sales of put or call options, the Fund's sales of futures contracts, currency hedging transactions (including forward currency contracts, currency futures and currency swaps) and swaps, floors and collars to the extent of the Fund's uncovered obligation under the transaction. In general, the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or an amount of cash or liquid high grade debt securities at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by the Fund will require the Fund to hold the securities without additional consideration or to segregate liquid high-grade assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate liquid high grade debt assets equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund requires the Fund to segregate liquid, high grade assets equal to the exercise price.

     Except when Income Fund enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates the Fund to buy or sell currency will generally require the Fund to hold an amount of that currency or liquid securities denominated in that currency equal to the Fund's obligations, or to segregate liquid high grade debt assets equal to the amount of the Fund's obligation.

     OTC options entered into by Income Fund, including those on securities, currency, financial instruments or indices, OCC issued and exchange listed index options, swaps, caps, floors and collars will generally provide for cash settlement. As a result, with respect to these instruments the Fund will only segregate an amount of assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a put, or the in-the-money amount in the case of a call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. Other OCC issued and exchange listed options sold by the Fund, other than those above, generally settle with physical delivery, and the Fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery, if any, will be treated the same as other options settling with physical delivery.

     In the case of a futures contract or an option thereon, Income Fund must deposit initial margin and possible daily variation margin in addition to segregating assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such assets may consist of cash, cash equivalents, or high grade liquid debt instruments.

     With respect to swaps, Income Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid high grade securities having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to the Fund's net obligation, if any.

     Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. Income Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets if the Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required. If it terminates prior to that time, assets equal to any remaining obligation would need to be segregated.

     The Income Fund's activities involving Strategic Transactions may be limited by the requirements of Subchapter M of the Internal Revenue Code for qualification as a regulated investment company. See "Taxes."

Foreign Securities - Income Fund
--------------------------------

     Income Fund may invest in securities of foreign issuers. Investing in foreign issuers involves certain special considerations, including those set forth below, which are not typically associated with investing in United States issuers. As foreign companies are not generally subject to uniform accounting and auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies, there may be less publicly available information about a foreign company than a domestic company. Volume and liquidity in most foreign bond markets is less than in the United States and, at times, volatility of price can be greater than in the United States. There is generally less government supervision and regulation of brokers and listed companies than in the United States. Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Securities issued or guaranteed by foreign national governments, their agencies, instrumentalities, or political subdivisions, may or may not be supported by the full faith and credit and taxing power of the foreign government. Income Fund's ability and decisions to purchase and sell portfolio securities may be affected by laws or regulations relating to the convertability and repatriation of assets. Further, it may be more difficult for the Fund's agents to keep currently informed about corporate actions which may affect the prices of portfolio securities. Foreign securities and cash held in foreign custody or in foreign depositories may not enjoy the same or comparable legal protections prevailing in the United States. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect United States investments in those countries, and it may be more difficult to obtain and enforce a judgment against a foreign issuer. Foreign securities may be subject to foreign government taxes which will reduce the yield on such securities.

Equity Funds
------------

     Thornburg Value Fund ("Value Fund"), Thornburg Global Value Fund ("Global Value Fund") and Thornburg Core Growth Fund ("Growth Fund") are sometimes collectively referred to in this Statement of Additional Information as the Equity Funds". Each of the Equity Funds seeks long term capital appreciation by investing in equity and debt securities of all types. The secondary goal of Value Fund and Global Value is to seek some current income.

     Value Fund expects to invest primarily in domestic equity securities selected on a value basis. However, the Fund may own a variety of securities, including foreign equity and debt securities, domestic debt securities and securities that are not currently paying dividends.

     Global Value Fund invests throughout the world in a diversified portfolio consisting primarily of equity securities. The Fund normally invests more than one-half of its assets in foreign securities, and may own a variety of domestic and foreign equity and debt securities, and securities that are not paying dividends.

     Growth Fund invests primarily in equity securities selected for their growth potential.

     The following discussion supplements the disclosures in the Prospectus respecting the Equity Funds' investment policies, techniques and investment limitations.

Illiquid Investments - Value Fund and Global Value Fund
-------------------------------------------------------

     Illiquid investments are investments that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Under the supervision of the Trustees, the Funds' investment adviser (Thornburg) determines the liquidity of investments by the Equity Funds and, through reports from Thornburg, the Trustees monitor investments in illiquid instruments. In determining the liquidity of the Funds' investments, Thornburg may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or lender features), and (5) the nature of the market place for trades (including the ability to assign or offset each Fund's rights and obligations relating to the investment).

     Investments currently considered by the Equity Funds to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days, over-the-counter options, and non-government stripped fixed-rate mortgage-backed securities. Also Thornburg may determine some restricted securities, government-stripped fixed-rate mortgage-backed securities, emerging market securities, and swap agreements to be illiquid. However, with respect to over-the-counter options a Fund writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement the Fund any have to close out the option before expiration.

     In the absence of market quotations, illiquid investments are priced at fair value as determined utilizing procedures and methods reviewed by the Trustees. If through a change in values, net assets, or other circumstances, a Fund were in a position where more than 10% of its net assets was invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

Restricted Securities - Value Fund, Global Value Fund and Growth Fund
---------------------------------------------------------------------

     Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, a Fund could be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it is permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.

Swap Agreements, Caps, Floors, Collars - Value Fund, Global Value Fund and Growth Fund
--------------------------------------------------------------------------

     Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a Fund's exposure to long or short-term interest rates (in the U.S. or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. A Fund is not limited to any particular form of swap agreement if Thornburg determines it is consistent with the Fund's investment objective and policies.

     Although swaps can take a variety of forms, typically one party pays fixed and receives floating rate payments and the other party receives fixed and pays floating payments. An interest rate cap is an agreement between two parties over a specified period of time where one party makes payments to the other party equal to the difference between the current level of an interest rate index and the level of the cap, if the specified interest rate index increases above the level of the cap. An interest rate floor is similar except the payments are the difference between the current level of an interest rate index and the level of the floor, if the specified interest rate index decreases below the level of the floor. An interest rate collar is the simultaneous execution of a cap and floor agreement on a particular interest rate index. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. Purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

     Inasmuch as these swaps, floors, caps and collars are entered into for good faith hedging purposes, Thornburg and the Funds believe these obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to borrowing restrictions. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation is less highly developed and, accordingly, may be less liquid than swaps.

     Swap agreements will tend to shift a Fund's investment exposure from one type of investment to another. For example, if the Fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the Fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Fund's investments and its share price and yield. The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty's credit worthiness declined, the Fund will have contractual remedies available to it, but the value of the swap or other agreement would be likely to decline, potentially resulting in losses. The Fund expects to be able to eliminate its exposure under swap agreements either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.

      Value Fund, Global Value Fund and Growth Fund each will maintain appropriate liquid assets in a segregated custodial account to cover its current obligations under swap agreements. If a Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.

Indexed Securities - Value Fund, Global Value Fund and Growth Fund
------------------------------------------------------------------

     Each Fund may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increases, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

     The performance of indexed securities depends to a great extent on the performance of the security, currency or other instrument to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates.
Recent issuers of indexed securities have included banks, corporations, and certain U.S. government agencies. Indexed securities may be more volatile than their underlying instruments.

Repurchase Agreements - Value Fund, Global Value Fund and Growth Fund
---------------------------------------------------------------------

     In a repurchase agreement, a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days from the date of purchase. The resale price reflects the purchase price plus an agreed upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked to market daily) of the underlying security. The Fund may engage in a repurchase agreements with respect to any security in which it is authorized to invest.

     A Fund may enter into these arrangements with member banks of the Federal Reserve System or any domestic broker-dealer if the creditworthiness of the bank or broker-dealer has been determined by Thornburg to be satisfactory. These transactions may not provide the Fund with collateral marked-to-market during the term of the commitment.

     For purposes of the Investment Company Act of 1940, a repurchase agreement is deemed to be a loan from a Fund to the seller of the security subject to the repurchase agreement and is therefore subject to the Fund's investment restriction applicable to loans. It is not clear whether a court would consider the security purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in the price of the underlying security. If the court characterized the transaction as a loan and the Fund has not perfected a security interest in the underlying security, the Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of principal and income involved in the transaction. As with any unsecured debt obligation purchased for the Fund, Thornburg seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the security. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security, in which case the Fund may incur a loss if the proceeds to the Fund of the sale to a third party are less than the repurchase price. However, if the market value (including interest) of the security subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund will direct the seller of the security to deliver additional securities so that the market value (including interest) of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that the Fund will be unsuccessful in seeking to impose on the seller a contractual obligation to deliver additional securities.

Reverse Repurchase Agreements - Value Fund, Global Value Fund
and Growth Fund
------------------------------------------------------------------------

     In a reverse repurchase agreement, a Fund sells a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, the Fund will maintain appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. The Funds will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory by Thornburg. Such transactions may increase fluctuations in the market value of the Funds' assets and may be viewed as a form of leverage.

Securities Lending - Value Fund, Global Value Fund and Growth Fund
------------------------------------------------------------------

     The Funds may lend securities to parties such as broker-dealers or institutional investors. Securities lending allows the Funds to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties deemed by Thornburg to be of good standing. Furthermore, they will only be made if, in Thornburg's judgment, the consideration to be earned from such loans would justify the risk.

     Thornburg understands that it is the current view of the SEC Staff that a Fund may engage in loan transactions only under the following conditions: (1) the Fund must receive 100% collateral in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes) from the borrower;
(2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) the Trustees must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.

     Cash received through loan transactions may be invested in any security in which a Fund is authorized to invest. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation).

Lower-Quality Debt Securities - Value Fund, Global Value Fund
and Growth Fund
-------------------------------------------------------------

     Any Equity Fund may purchase lower-quality debt securities (those rated below Baa by Moody's Investors Service, Inc. or BBB by Standard and Poor's Corporation, and unrated securities judged by Thornburg to be of equivalent quality) that have poor protection with respect to the payment of interest and repayment of principal, or may be in default. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-quality debt securities may fluctuate more than those of higher-quality debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

     While the market for high-yield corporate debt securities has been in existence for many years and has weathered previous economic downturns, the 1980's brought a dramatic increase in the use of such securities to fund highly leveraged corporate acquisitions and restructuring. Past experience may not provide an accurate indication of the future performance of the high-yield bond market, especially during periods of economic recession.
In fact, from 1989 to 1991, the percentage of lower-quality securities that defaulted rose significantly above prior levels, although the default rate decreased in 1992 and 1993.

     The market for lower-quality debt securities may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. If market quotations are not available, lower-quality debt securities will be valued in accordance with procedures established by the Trustees, including the use of outside pricing services. Judgment plays a greater role in valuing high-yield corporate debt securities than is the case for securities for which more external sources for quotations and last-sale information are available. Adverse publicity and changing investor perceptions may affect the ability of outside pricing services to value lower-quality debt securities and the Fund's ability to sell these securities. Since the risk of default is higher for lower-quality debt securities, Thornburg's research and credit analysis are an especially important part of managing securities of this type held by the Funds. In considering investments for the Funds, Thornburg will attempt to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. Thornburg's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.

     A Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the Fund's shareholders.

Foreign Investments - Value Fund, Global Value Fund and Growth Fund
-------------------------------------------------------------------

     Foreign investments can involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer's financial condition and operations. It may be more difficult to obtain and enforce a judgment against a foreign issuer. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than for U.S. investments.

     Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers, and securities markets may be subject to less government supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It may also be difficult to enforce legal rights in foreign countries.

     Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention.
There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises, and securities issued or guaranteed by foreign governments, their agencies, instrumentalities, or political subdivisions, may or may not be supported by the full faith and credit and taxing power of the foreign government. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that Thornburg will be able to anticipate these potential events or counter their effects.

     The considerations noted above generally are intensified for investments in developing countries. Developing countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

     The Funds may invest in foreign securities that impose restrictions on transfer within the U.S. or to U.S. persons. Although securities subject to transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

     American Depository Receipts and European Depository Receipts (ADR's and EDR's) are certificates evidencing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. Designed for use in U.S. and European securities markets, respectively, ADR's and EDR's are alternatives to the purchase of the underlying securities in their national markets and currencies.

Foreign Currency Transactions - Value Fund, Global Value Fund
and Growth Fund
--------------------------------------------------------------

     The Funds may conduct foreign currency transactions on a spot (i.e., cash) basis or by entering into forward contracts to purchase or sell foreign currencies at a future date and price. Each of the Equity Funds will convert currency on a spot basis from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers generally do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

     Forward contracts are generally traded in an interbank market conducted directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange. The Funds may use currency forward contracts for any purpose consistent with their investment objectives. The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by the Funds. The Funds may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purposes. When a Fund agrees to buy or sell a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transaction, the Fund will be able to protect itself against an adverse change in foreign currency values between the date the security is purchased or sold and the date on which payment is made or received. This technique is sometimes referred to as a "settlement hedge" or "transaction hedge." Each Fund also may enter into forward contracts to purchase or sell a foreign currency in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by Thornburg.

     The Funds may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if a Fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge, " would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling for example, by entering into a forward contract to sell Deutschemarks or European Currency Units in return for U.S. dollars. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

     The Funds may enter into forward contracts to shift investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. For example, if a Fund held investments denominated in deutschemarks, the Fund could enter into forward contracts to sell deutschemarks and purchase Swiss francs. This type of strategy, sometimes known as a "cross hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if the Fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause the Fund to assume the risk of fluctuations in the value of the currency it purchases. Under certain conditions, SEC guidelines require mutual funds to set aside appropriate liquid assets in a segregated custodial account to cover currency forward contracts. As required by SEC guidelines, each Fund will segregate assets to cover currency forward contracts, if any, whose purpose is essentially speculative. The Funds will not segregate assets to cover forward contracts entered into for hedging purposes, including settlement hedges, position hedges, and proxy hedges.

     Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. Those can result in losses to a Fund if it is unable to deliver or receive currency in settlement of obligations and could also cause hedges it has entered into to be rendered ineffective, resulting in full currency exposure as well as incurring transaction costs. Currency futures are also subject to risks pertaining to futures contracts generally. See "Futures Contracts," below. Options trading on currency futures is subject to market liquidity, and establishing and closing positions may be difficult. Currency exchange rates may fluctuate based on factors extrinsic to the issuing country's own economy.

     Successful use of currency management strategies will depend on Thornburg's skill in analyzing and predicting currency values. Currency management strategies may substantially change a Fund's investment exposure to changes in currency exchange rates, and could result in losses to the Fund if currencies do not perform as Thornburg anticipates. For example, if a currency's value rose at a time when Thornburg had hedged the Fund by selling that currency in exchange for dollars, the Fund would be unable to participate in the currency's appreciation. If Thornburg hedges currency exposure through proxy hedges, the Fund could realize currency losses from the hedge and the security position at the same time if the two currencies do not move in tandem. Similarly, if Thornburg increases the Fund's exposure to a foreign currency, and that currency's value declines, the Fund will realize a loss. There is no assurance that Thornburg's use of currency management strategies will be advantageous to the Funds or that it will hedge at an appropriate time.

Limitations on Futures and Options Transactions -
Value Fund, Global Value Fund and Growth Fund
-----------------------------------------------

     No Equity Fund will: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the Fund's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the Fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the Fund would exceed 5% of the Fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

     The above limitations on the Equity Funds' investments in futures contracts and options, and the Fund's policies regarding futures contracts and options discussed elsewhere in this Statement of Additional
Information, are not fundamental policies and may be changed as regulatory agencies permit.

Real Estate-Related Instruments - Value Fund, Global Value Fund
and Growth Fund
---------------------------------------------------------------

     Real estate-related instruments include real estate investment trusts, commercial and residential mortgage-backed securities, and real estate financings. Real estate-related instruments are sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, over building, and the management skill and creditworthiness of the issuer. Real estate-related instruments may also be affected by tax and regulatory requirements, such as those relating to the environment.

Futures Contracts - Value Fund, Global Value Fund and Growth Fund
-----------------------------------------------------------------

     When an Equity Fund purchases a futures contract, it agrees to purchase a specified underlying instrument at a specified future date.
When the Fund sells a futures contract, it agrees to sell the underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the Fund enters into the contract. Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indices of securities prices, such as the Standard & Poor's 500 Composite Stock Price Index (S&P 500). Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available. The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a Fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

Futures Margin Payments - Value Fund, Global Value Fund and Growth Fund
-----------------------------------------------------------------------

     The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value. If either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of the Fund's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of a Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the Fund.

Purchasing Put and Call Options - Value Fund, Global Value Fund
and Growth Fund
---------------------------------------------------------------

     By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. A Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises the option, it completes the sale of the underlying instrument at the strike price. The Fund may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

     The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

     The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.



Writing Put and Call Options - Value Fund, Global Value Fund
and Growth Fund
-------------------------------------------------------------

     When a Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. When writing an option on a futures contract a Fund will be required to make margin payments to an FCM as described above for futures contracts. The Fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option the Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

     If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline. Writing a call option obligates a Fund to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline.

     At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

Combined Positions - Value Fund, Global Value Fund and Growth Fund
------------------------------------------------------------------

     The Funds may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based upon Thornburg's judgment that the combined strategies will reduce risk or otherwise achieve a portfolio management goal, it is possible that the combination will instead increase risk or hinder achievement of the goal.

Correlation of Price Changes - Value Fund, Global Value Fund
and Growth Fund
------------------------------------------------------------

     Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match a Fund's current or anticipated investments exactly. A Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Fund's other investments. Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

Liquidity of Options and Futures Contracts -
Value Fund, Global Value Fund and Growth Fund
----------------------------------------------

     There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Fund to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require the Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Fund's access to other assets held to cover its options or futures positions could also be impaired.

OTC Options - Value Fund, Global Value Fund and Growth Fund
----------------------------------------------------------

     Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a Fund greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. The staff of the SEC currently takes the position that OTC options are illiquid, and investments by each Fund in those instruments are subject to each Fund's limitation on investing no more than 10% of its assets in illiquid instruments.

Option and Futures Relating to Foreign Currencies -
Value Fund, Global Value Fund and Growth Fund
--------------------------------------------------

     Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.

     The uses and risks of currency options and futures are similar to options and futures relating to securities or indices, as discussed above. The Equity Funds may purchase and sell currency futures and may purchase and write currency options to increase or decrease its exposure to different foreign currencies. A Fund also may purchase and write currency options in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of the Fund's investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect the Fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of each Fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Fund's investments exactly over time. See "Foreign Currency Transactions - Value Fund, Global Value Fund, and Growth Fund" above.

Asset Coverage for Futures and Options Positions -
Value Fund, Global Value Fund and Growth Fund
-------------------------------------------------

     The Funds will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of large percentage of a Fund's assets could impede Fund management or the Fund's ability to meet redemption requests or other current obligations.



Short Sales - Value Fund and Global Value Fund
----------------------------------------------

     Either Fund may enter into short sales with respect to stocks underlying its convertible security holdings. For example, if Thornburg anticipates a decline in the price of the stock underlying a convertible security a Fund holds, it may sell the stock short. If the stock price subsequently declines, the proceeds of the short sale could be expected to offset all or a portion of the effect of the stock's decline on the value of the convertible security. Each Fund currently intends to hedge no more than 15% of its total assets with short sales on equity securities underlying its convertible security holdings under normal circumstances. When the Fund enters into a short sale, it will be required to set aside securities equivalent in kind and amount to those sold short (or securities convertible or exchangeable into such securities) and will be required to continue to hold them while the short sale is outstanding. The Funds will incur transaction costs, including interest expense, in connection with opening, maintaining , and closing short sales.

                        INVESTMENT LIMITATIONS

Investment Limitations -
Limited Term National Fund and Limited Term California Fund
-----------------------------------------------------------

     Thornburg Limited Term Municipal Fund, Inc. has adopted the following fundamental investment policies applicable to each of Limited Term National Fund and Limited Term California Fund which may not be changed unless approved by a majority of the outstanding shares of each Fund. Neither Fund may:

     (1) Invest in securities other than municipal obligations (including participations therein) and temporary investments within the percentage limitations specified in the Prospectus;

     (2) Purchase any security if, as a result, more than 5% of its total assets would be invested in securities of any one issuer, excluding obligations of, or guaranteed by, the United States government, its agencies, instrumentalities and authorities;

     (3) Borrow money, except for temporary or emergency purposes and not for investment purposes, and then only in an amount not exceeding 5% of the value of the Fund's total assets at the time of borrowing;

     (4) Pledge, mortgage or hypothecate its assets, except to secure borrowings permitted by subparagraph (3) above;

     (5) Issue senior securities as defined in the Investment Company Act of 1940, except insofar as the Fund may be deemed to have issued a senior security by reason of (a) entering into any repurchase agreement; (b) purchasing any securities on a when-issued or delayed delivery basis; or
(c) borrowing money in accordance with the restrictions described above;

     (6) Underwrite any issue of securities, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws;

     (7) Purchase or sell real estate and real estate mortgage loans, but this shall not prevent the Fund from investing in municipal obligations secured by real estate or interests therein;

     (8) Purchase or sell commodities or commodity futures contracts or oil, gas or other mineral exploration or development programs;

     (9) Make loans, other than by entering into repurchase agreements and through the purchase of municipal obligations or temporary investments in accordance with its investment objective, policies and limitations;

     (10) Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions;

     (11) Write or purchase puts, calls, straddles, spreads or other combinations thereof, except to the extent that securities subject to a demand obligation or to a remarketing agreement may be purchased as set forth in the Prospectus or this Statement of Additional Information;

     (12) Invest more than 5% of its total assets in securities of unseasoned issuers which, together with their predecessors, have been in operation for less than three years excluding (i) obligations of, or guaranteed by, the United States government, its agencies, instrumentalities and authorities and (ii) obligations secured by the pledge of the faith, credit and taxing power of any entity authorized to issue municipal obligations;

     (13) Invest more than 5% of its total assets in securities which the Fund is restricted from selling to the public without registration under the Securities Act of 1933;

     (14) Purchase securities of any issuer if such purchase at the time thereof would cause more than 10% of the voting securities of any such issuer to be held by the Fund;

     (15) Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets;

     (16) Purchase securities (other than securities of the United States government, its agencies, instrumentalities and authorities) if, as a result, more than 25% of the Fund's total assets would be invested in any one industry; or

     (17) Purchase or retain the securities of any issuer other than the securities of the Fund if, to the Fund's knowledge, those officers and directors of the Fund, or those officers and directors of Thornburg, who individually own beneficially more than 1/2 of 1% of the outstanding securities of such issuer, together own beneficially more than 5% of such outstanding securities.

     For the purpose of applying the limitations set forth in paragraphs
(2) and (12) above, an issuer shall be deemed a separate issuer when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a nongovernmental user, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the nongovernmental user, then such nongovernmental user would be deemed to be the sole issuer. Where a security is also guaranteed by the enforceable obligation of another entity it shall also be included in the computation of securities owned that are issued by such other entity. In addition, for purposes of paragraph (2) above, a remarketing party entering into a remarketing agreement with a Fund as described in the Prospectus or this Statement of Additional Information shall not be deemed an "issuer" of a security or a "guarantor" of a Municipal Lease subject to that agreement.

     Neither of these Funds will purchase securities if, as a result, more than 25% of the Fund's total assets would be invested in any one industry. However, this restriction will not apply to purchases of (i) securities of the United States government and its agencies, instrumentalities and authorities, or (ii) tax exempt securities issued by different governments, agencies, or political subdivisions, because these issuers are not considered to be members of any one industry.

     With respect to temporary investments, in addition to the foregoing limitations, a Fund will not enter into a repurchase agreement if, as a result thereof, more than 5% of its net assets would be subject to repurchase agreements.

     Although each of these Funds has the right to pledge, mortgage or hypothecate its assets in order to comply with certain state statutes on investment restrictions, a Fund will not, as a matter of operating policy (which policy may be changed by the Board of Directors without shareholder approval), pledge, mortgage or hypothecate its portfolio securities to the extent that at any time the percentage of pledged securities will exceed 10%of its total assets.

     In the event the Limited Term National Fund or the Limited Term California Fund acquires disposable assets as a result of the exercise of a security interest relating to municipal obligations, the Fund will dispose of such assets as promptly as possible.

Investment Limitations - Intermediate National Fund, Intermediate New Mexico Fund, Intermediate Florida Fund and Intermediate New York Fund
---------------------------------------------------------------------------

     Thornburg Investment Trust has adopted the following fundamental investment policies respecting Intermediate National Fund, Intermediate New Mexico Fund, Intermediate Florida Fund and Intermediate New York Fund, which may not be changed as to any of these Funds unless approved by a majority of the outstanding shares of the Fund.

     (1) Invest in securities other than municipal obligations (including participations therein) and temporary investments within the percentage limitations specified in the Prospectus;

     (2) The Intermediate National Fund may not purchase any security if, as a result, more than 5% of its total assets would be invested in securities of any one issuer, excluding obligations of, or guaranteed by, the United States government, its agencies, instrumentalities and authorities. Any of the single state Intermediate Funds may invest more than 5% of its portfolio assets in the securities of a single issuer provided that it may not purchase any security (other than securities issued or guaranteed as to principal or interest by the United States or its instrumentalities) if, as a result, more than 5% of the Trust's total assets would be invested in securities of a single issuer;

     (3) Borrow money, except for temporary or emergency purposes and not for investment purposes, and then only in an amount not exceeding 5% of the value of the Fund's total assets at the time of borrowing;

     (4) Pledge, mortgage or hypothecate its assets, except to secure borrowings permitted by subparagraph (3) above;

     (5) Issue senior securities as defined in the Investment Company Act of 1940, except insofar as the Fund may be deemed to have issued a senior security by reason of (a) entering into any repurchase agreement; (b) purchasing any securities on a when-issued or delayed delivery basis; or
(c) borrowing money in accordance with the restrictions described above;

     (6) Underwrite any issue of securities, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws;

     (7) Purchase or sell real estate and real estate mortgage loans, but this shall not prevent the Funds from investing in municipal obligations secured by real estate or interests therein;

     (8) Purchase or sell commodities or commodity futures contracts or oil, gas or other mineral exploration or development programs;

     (9) Make loans, other than by entering into repurchase agreements and through the purchase of municipal obligations or temporary investments in accordance with its investment objectives, policies and limitations;

     (10) Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions;

     (11) Write or purchase puts, calls, straddles, spreads or other combinations thereof, except to the extent that securities subject to a demand obligation or to a remarketing agreement may be purchased as set forth in the Prospectus or this Statement of Additional Information;

     (12) Invest more than 5% of its total assets in securities of unseasoned issuers which, together with their predecessors, have been in operation for less than three years excluding (i) obligations of, or guaranteed by, the United States government, its agencies, instrumentalities and authorities and (ii) obligations secured by the pledge of the faith, credit and taxing power of any entity authorized to issue municipal obligations;

     (13) Invest more than 5% of its total assets in securities which the Fund is restricted from selling to the public without registration under the Securities Act of 1933;

     (14) Purchase securities of any issuer if such purchase at the time thereof would cause more than 10% of the voting securities of any such issuer to be held by the Fund;

     (15) Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets;

     (16) Purchase securities (other than securities of the United States government, its agencies, instrumentalities and authorities) if, as a result, more than 25% of the Fund's total assets would be invested in any one industry;

     (17) Purchase or retain the securities of any issuer other than the securities issued by the Fund itself if, to the Fund's knowledge, those officers and trustees of the Fund, or those officers and directors of Thornburg, who individually own beneficially more than 1/2 of 1% of the outstanding securities of such issuer, together own beneficially more than 5% of such outstanding securities; or

     (18) Purchase the securities of any issuer if as a result more than 10% of the value of the Fund's net assets would be invested in restricted securities, unmarketable securities and other illiquid securities
(including repurchase agreements of more than seven days maturity and other securities which are not readily marketable).

     For the purpose of applying the limitations set forth in paragraphs
(2) and (12) above, an issuer shall be deemed a separate issuer when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a nongovernmental user, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the nongovernmental user, then the nongovernmental user would be deemed to be the sole issuer. Where a security is also guaranteed by the enforceable obligation of another entity it shall also be included in the computation of securities owned that are issued by such other entity. In addition, for purposes of paragraph (2) above, a remarketing party entering into a remarketing agreement with a Fund as described in the Prospectus or in this Statement of Additional Information shall not be deemed an "issuer" of a security or a "guarantor" pursuant to the agreement.

     With respect to temporary investments, in addition to the foregoing limitations a Fund will not enter into a repurchase agreement if, as a result thereof, more than 5% of its net assets would be subject to repurchase agreements.

     Although each Fund has the right to pledge, mortgage or hypothecate its assets, each Fund will not, as a matter of operating policy (which policy may be changed by its Trustees without shareholder approval), pledge, mortgage or hypothecate its portfolio securities to the extent that at any time the percentage of pledged securities will exceed 10% of its total assets.

     In the event a Fund acquires disposable assets as a result of the exercise of a security interest relating to municipal obligations, it will dispose of such assets as promptly as possible.



Investment Limitations - Government Fund
----------------------------------------

     As a matter of fundamental investment policy, Government Fund will not:

     (1) Invest more than 20% of the Fund's total assets in securities other than obligations issued or guaranteed by the United States Government or its agencies, instrumentalities and authorities, or in participations in such obligations or repurchase agreements secured by such obligations, generally described (but not limited) under the heading "Types of Obligations the Fund May Acquire", and then only in the nongovernmental obligations described in the Prospectus;

     (2) Purchase any security if, as a result, more than 5% of its total assets would be invested in securities of any one issuer, excluding obligations of, or guaranteed by, the United States government, its agencies, instrumentalities and authorities;

     (3) Borrow money, except (a) as a temporary measure, and then only in amounts not exceeding 5% of the value of the Fund's total assets or (b) from banks, provided that immediately after any such borrowing all borrowings of the Fund do not exceed 10% of the Fund's total assets. The exceptions to this restriction are not for investment leverage purposes but are solely for extraordinary or emergency purchases or to facilitate management of the Fund's portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio instruments is deemed to be disadvantageous. The Fund will not purchase securities while borrowings are outstanding. For purposes of this restriction (i) the security arrangements described in restriction (4) below will not be considered as borrowing money, and (ii) reverse repurchase agreements will be considered as borrowing money;

     (4) Mortgage, pledge or hypothecate any assets except to secure permitted borrowings. Arrangements to segregate assets with the Fund's custodian with respect to when-issued and delayed delivery transactions, and reverse repurchase agreements, and deposits made in connection with futures contracts, will not be considered a mortgage, pledge or hypothecation of assets;

     (5) Underwrite any issue of securities, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under federal securities laws;

     (6) Purchase or sell real estate and real estate mortgage loans, but this shall not prevent the Fund from investing in obligations of the U.S. Government or its agencies, relating to real estate mortgages as described generally in the Prospectus;

     (7) Purchase or sell commodities or commodity futures contracts or oil, gas or other mineral exploration or development programs. Investment in futures contracts respecting securities and in options on these futures contracts will not be considered investment in commodity futures contracts;

     (8) Make loans, except through (a) the purchase of debt obligations in accordance with the Fund's investment objectives and policies; (b) repurchase agreements with banks, brokers, dealers and other financial institutions; and (c) loans of securities;

     (9) Purchase any security on margin, except for such short-term credits as are necessary for the clearance of transactions. For purposes of this restriction, the Fund's entry into futures contracts will not be considered the purchase of securities on margin;

     (10) Make short sales of securities;

     (11) Invest more than 5% of its total assets in securities of unseasoned issuers which, together with their predecessors, have been in operation for less than three years excluding obligations of, or guaranteed by, the United States government, its agencies, instrumentalities and authorities;

     (12) Invest more than 5% of its total assets in securities which the Fund is restricted from selling to the public without registration under the Securities Act of 1933. The Fund has no present intention to purchase any such restricted securities;

     (13) Purchase securities of any issuer if the purchase at the time thereof would cause more than 10% of the voting securities or more than 10% of any class of securities of any such issuer to be held by the Fund;

     (14) Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets;

     (15) Purchase securities (other than securities of the United States government, its agencies, instrumentalities and authorities) if, as a result, more than 25% of the Fund's total assets would be invested in any one industry;

  (16) Purchase or retain the securities of any issuer other than the securities of the Fund if, to the Fund's knowledge, those officers and Trustees of the Fund, or those officers and directors of Thornburg, who individually own beneficially more than 1/2 of 1% of the outstanding securities of such issuer, together own beneficially more than 5% of such outstanding securities;

     (17) Enter into any reverse repurchase agreement if, as a result thereof, more than 5% of its total assets would be subject to its obligations under reverse purchase agreements at any time;

     (18) Purchase or sell any futures contract if, as a result thereof, the sum of the amount of margin deposits on the Fund's existing futures positions and the amount of premiums paid for related options would exceed 5% of the Fund's total assets;

     (19) Purchase any put or call option not related to a futures contract;

     (20) Purchase the securities of any issuer if as a result more than 10% of the value of the Fund's net assets would be invested in securities which are considered illiquid because they are subject to legal or contractual restrictions on resale ("restricted securities") or because no market quotations are readily available; or enter into a repurchase agreement maturing in more than seven days, if as a result such repurchase agreements together with restricted securities and securities for which there are no readily available market quotations would constitute more than 10% of the Fund's net assets; or

     (21) Issue senior securities, as defined under the Investment Company Act of 1940, except that the Fund may enter into repurchase agreements and reverse repurchase agreements, lend its portfolio securities, borrow, and enter into when-issued and delayed delivery transactions as described in the Prospectus or this Statement of Additional Information and as limited by the foregoing investment limitations.

     Whenever an investment policy or restriction states a minimum or maximum percentage of the Government Fund's assets which may be invested in any security or other assets, it is intended that the minimum or maximum percentage limitations will be determined immediately after and as a result of the Fund's acquisition of the security or asset. Accordingly, any later increase or decrease in the relative percentage of value represented by the asset or security resulting from changes in asset values will not be considered a violation of these restrictions.

     Although the Government Fund has the right to pledge, mortgage or hypothecate its assets subject to the restrictions described above, in order to comply with certain state statutes on investment restrictions, the Fund will not, as a matter of operating policy (which policy may be changed by the Trustees without shareholder approval), mortgage, pledge or hypothecate its portfolio securities to the extent that at any time the percentage of pledged securities will exceed 10% of its total assets.

Investment Limitations - Income Fund
------------------------------------

     As a matter of fundamental policy, Income Fund may not:

     (1) with respect to 75% of its total assets taken at market value, purchase more than 10% of the voting securities of any one issuer or invest more than 5% of the value of its total assets in the securities of any one issuer, except obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and except securities of other investment companies;

     (2) borrow money, except as a temporary measure for extraordinary or emergency purposes or except in connection with reverse repurchase agreements; provided that the Fund maintains asset coverage of 300% for all borrowings;

     (3) purchase or sell real estate (except that the Fund may invest in (i) securities of companies which deal in real estate or mortgages, and
(ii) securities secured by real estate or interests therein and that the Fund reserves freedom of action to hold and sell real estate acquired as a result of the Fund's ownership of securities) or purchase or sell physical commodities or contracts relating to physical commodities;

     (4) act as underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of portfolio securities of the Fund;

     (5) make loans to any other person, except (a) loans of portfolio securities, and (b) to the extent that the entry into repurchase agreements and the purchase of debt securities in accordance with its investment objectives and investment policies may be deemed to be loans;

     (6) issue senior securities, except as appropriate to evidence indebtedness which it is permitted to incur, and except for shares of the separate classes of a fund or series of the Trust provided that collateral arrangements with respect to currency-related contracts, futures contracts, options, or other permitted investments, including deposits of initial and variation margin, are not considered to be the issuance of senior securities for purposes of this restriction;

     (7) purchase any securities which would cause more than 25% of the market value of its total assets at the time of such purchase to be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that there is no limitation with respect to investments in obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities (for the purposes of this restriction, telephone companies are considered to be in a separate industry from gas and electric public utilities, and wholly-owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of the parents).

     As a matter of non-fundamental policy Income Fund may not:

     (a) purchase or retain securities of any open-end investment company, or securities of any closed-end investment company except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchases, or except when such purchase, though not made in the open market, is part of a plan of merger, consolidation, reorganization or acquisition of assets. The Fund will not acquire any security issued by another investment company ( the "acquired company") if the Fund thereby would own (i) more than 3% of the total outstanding voting securities of the acquired company, or (ii) securities issued by the acquired company having an aggregate value exceeding 5% of the Fund's total assets, or (iii) securities issued by investment companies having an aggregate value exceeding 10% of the Fund's total assets;

     (b) pledge, mortgage or hypothecate its assets in excess, together with permitted borrowings, of 1/3 of its total assets;

     (c) purchase or retain securities of an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Fund or a member, officer, director or trustee of the investment adviser of the Fund if one or more of such individuals owns beneficially more than one-half of one percent (1/2%) of the outstanding shares or securities or both (taken at market value) of such issuer and such shares or securities together own beneficially more than 5% of such shares or securities or both;

     (d) purchase securities on margin or make short sales, unless, by virtue of its ownership of other securities, it has the right to obtain securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions, except in connection with arbitrage transactions, and except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities;

     (e) invest more than 15% of its net assets in the aggregate in securities which are not readily marketable, the disposition of which is restricted under Federal securities laws, and in repurchase agreements not terminable within 7 days provided the Fund will not invest more than 5% of its total assets in restricted securities;

     (f) purchase securities of any issuers with a record of less than three years of continuous operations, including predecessors, except U.S. government securities, securities of such issuers which are rated by at least one nationally recognized statistical rating organization, municipal obligations and obligations issued or guaranteed by any foreign government or its agencies or instrumentalities, if such purchase would cause the investments of the Fund in all such issuers to exceed 5% of the total assets of the Fund taken at market value;

     (g) purchase more than 10% of the voting securities of any one issuer, except securities issued by the U.S. Government, its agencies or instrumentalities;

     (h) buy options on securities or financial instruments, unless the aggregate premiums paid on all such options held by the Fund at any time do not exceed 20% of its net assets; or sell put options in securities if, as a result, the aggregate value of the obligations underlying such put options (together with other assets then segregated to cover the Fund's potential obligations under its hedging, duration management, risk management and other Strategic Transactions other than those with respect to futures and options thereon) would exceed 50% of the Fund's net assets;

     (i) enter into futures contracts or purchase options thereon unless immediately after the purchase, the value of the aggregate initial margin with respect to all futures contracts entered into on behalf of the Fund and the premiums paid for options on futures contracts does not exceed 5% of the fair market value of the Fund's total assets; provided that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing the 5% limit;

     (j) invest in oil, gas or other mineral leases, or exploration or development programs (although it may invest in issuers which own or invest in such interests);

     (k) borrow money except as a temporary measure, and then not in excess of 5% of its total assets (taken at market value) unless the borrowing is from banks, in which case the percentage limitation is 10%; reverse repurchase agreements and dollar rolls will be considered borrowings for this purpose, and will be further subject to total asset coverage of 300% for such agreements;

     (l) purchase warrants if as a result warrants taken at the lower of cost or market value would represent more than 5% of the value of the Fund's total net assets or more than 2% of its net assets in warrants that are not listed on the New York or American Stock Exchanges or on an exchange with comparable listing requirements (for this purpose, warrants attached to securities will be deemed to have no value); or

     (m) make securities loans if the value of such securities loaned exceeds 30% of the value of the Fund's total assets at the time any loan is made; all loans of portfolio securities will be fully collateralized and marked to market daily. The Fund has no current intention of making loans of portfolio securities that would amount to greater than 5% of the Fund's total assets;

     (n)  purchase or sell real estate limited partnership interests.

     Restrictions with respect to repurchase agreements shall be construed to be for repurchase agreements entered into for the investment of available cash consistent with the Income Fund's repurchase agreement procedures, not repurchase commitments entered into for general investment purposes.

Investment Limitations - Value Fund, Global Value Fund and Growth Fund
----------------------------------------------------------------------

     The following policies and limitations supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a Fund's assets that may be invested in any security or other asset, that percentage limitation will be determined immediately after and as a result of the Fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations.

     As a matter of fundamental policy, an Equity Fund may not:

     (1) with respect to 75% of the Fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer;

     (2) issue senior securities, except as permitted under the Investment Company Act of 1940;

     (3) borrow money, except for temporary or emergency purposes or except in connection with reverse repurchase agreements; in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

     (4) underwrite any issue of securities (except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities);

     (5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;

     (6) purchase or sell real estate unless acquired as a result or ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

     (7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities) ; or

     (8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.

     The following investment limitations are not fundamental and may be changed without shareholder approval as to each Fund:

     (i) The Fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

     (ii) The Fund does not currently intend to purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

     (iii) The Fund may borrow money only (a) from a bank or (b) by engaging in reverse repurchase agreements with any party. The Fund will not purchase any security while borrowings representing more than 5% of its total assets are outstanding.

     (iv) The Fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

     (v) The Fund does not currently intend to purchase interests in real estate investment trusts that are not readily marketable or interests in real estate limited partnerships that are not listed on an exchange or traded on the NASDAQ National Market System if, as a result, the sum of such interests and other investments considered illiquid under the limitation in the preceding paragraph would exceed the Fund's limitations on investments in illiquid securities.

     (vi) The Fund does not currently intend to (a) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (b) purchase or retain securities issued by other open-end investment companies. Limitations (a) and (b) do not apply to securities received as dividends, through offers of exchange, or as a result of a reorganization, consolidation, or merger.

     (vii) The Fund does not currently intend to purchase the securities of any issuer (other than securities issue or guaranteed by domestic or foreign governments or political subdivisions thereof) if, as a result, more than 5% of its total assets would be invested in the securities of business enterprises that, including predecessors, have a record of less than three years of continuous operation.

     (viii) The Fund does not currently intend to purchase warrants, valued at the lower of cost or market, in excess of 5% of the Fund's net assets. Included in that amount, but not to exceed 2% of the Fund's net assets, may be warrants that are not listed on the New York Stock Exchange or the American Stock exchange. Warrants acquired by the Fund in units or attached to securities are not subject to these restrictions.

     (ix) The Fund does not currently intend to invest in oil, gas or other mineral exploration or development programs or leases.

     (x) The Fund does not currently intend to purchase the securities of any issuer if those officers and Trustees of the trust and those officers and directors of Thornburg who individually own more than 1/2 of 1% of the securities of such issuer together own more than 5% of such issuer's securities.

     For each Fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions - Value Fund, Global Value Fund and Growth Fund."


                        YIELD AND RETURN COMPUTATION

Performance and Portfolio Information
-------------------------------------

     Each Fund will from time to time display performance information, including yield, dividend returns total return, and average annual total return, in advertising, sales literature, and reports to shareholders. Yield is computed by dividing the Fund's net interest and dividend income for a given 30 days or one month period by the maximum share offering price at the end of the period. The result is "annualized" to arrive at an annual percentage rate. In addition, the Fund may use the same method for 90 day or quarterly periods. Total return is the change in share value over time, assuming reinvestment of any dividends and capital gains. "Cumulative total return" describes total return over a stated period, while "average annual total return" is a hypothetical rate of return which, if achieved annually, would have produced the same cumulative total return if performance had been constant for the period shown. Average annual return tends to reduce variations in return over the period, and investors should recognize that the average figures are not the same as actual annual returns. The Fund may display return information for differing periods without annualizing the results and without taking sales charges into effect.

     All performance figures are calculated separately for Class A, Class B, Class C and Class D shares. The figures are historical, and do not predict future returns. Actual performance will depend upon the specific investments held by a Fund, and upon the Fund's expenses for the period.

     Yield quotations include a standardized calculation which computes yield for a 30-day or one month period by dividing net investment income per share during the period by the maximum offering price on the last day of the period. The standardized calculation will include the effect of semiannual compounding and will reflect amortization of premiums for those bonds which have a market value in excess of par. New schedules based on market value will be computed each month for amortizing premiums. With respect to mortgage-backed securities or other receivables-backed obligations, the Fund will amortize the discount or premium on the outstanding principal balance, based upon the cost of the security, over the remaining term of the security. Gains or losses attributable to actual monthly paydowns on mortgage-backed obligations will be reflected as increases or decreases to interest income during the period when such gains or losses are realized. Provided that any such quotation is also accompanied by the standardized calculation referred to above, a Fund may also quote non-standardized performance data for a specified period by dividing the net investment income per share for that period by either the Fund's average public offering price per share for that same period or the offering price per share on the first or last day of the period, and multiplying the result by 365 divided by the number of days in the specified period. For purposes of this non-standardized calculation, net investment income will include accrued interest income plus or minus any amortized purchase discount or premium less all accrued expenses. The primary differences between the results obtained using the standardized performance measure and any non-standardized performance measure will be caused by the following factors: (1) The non-standardized calculation may cover periods other than the 30-day or one month period required by the standardized calculation; (2) The non-standardized calculation may reflect amortization of premium based upon historical cost rather than market value; (3) The non-standardized calculation may reflect the average offering price per share for the period or the beginning offering price per share for the period, whereas the standardized calculation always will reflect the maximum offering price per share on the last day of the period;
(4) The non-standardized calculation may reflect an offering price per share other than the maximum offering price, provided that any time the Fund's return is quoted in reports, sales literature or advertisements using a public offering price which is less than the Fund's maximum public offering price, the return computed by using the Fund's maximum public offering price also will be quoted in the same piece; (5) The non-standardized return quotation may include the effective return obtained by compounding the monthly dividends.

     For the Funds' investments denominated in foreign currencies, income and expenses are calculated first in their respective currencies, and are then converted to U.S. dollars, either when they are actually converted or at the end of the 30-day or one month period, whichever is earlier.
Capital gains and losses generally are excluded from the calculation as are gains and losses from currency exchange rate fluctuations.

     Income calculated for the purposes of calculating the Funds' yields differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding of income assumed in yield calculations, a Fund's yield may not equal its distribution rate, the income paid to a shareholder's account, or the income reported in the Fund's financial statements.

     Yield information may be useful in reviewing a Fund's performance and in providing a basis for comparison with other investment alternatives. However, each Fund's yield fluctuates, unlike investments that pay a fixed interest rate over a stated period of time. When comparing investment alternatives, investors should also note the quality and maturity of the portfolio securities of respective investment companies they have chosen to consider.

     Total returns quoted in advertising reflect all aspects of a Fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in the Fund's net asset value (NAV) over a stated period. Average annual total returns are calculated by determining the growth or decline in value of a hypothetical historical investment in a Fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative total return of 100% over ten years would produce an average annual return of 7.18%, which is the steady annual rate of return that would equal 100% growth on a compounded basis in ten years. While average annual returns are a convenient means of comparing investment alternatives, investors should realize that a Fund's performance is not constant over time, but changes from year to year, and the average annual returns represent averaged figures as opposed to the actual year-to-year performance of the Fund. In addition to average annual total returns, a Fund may quote unaveraged or cumulative total returns reflecting the simple change in value an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes to share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns may be quoted on a before-tax or after-tax basis and may be quoted with or without taking a Fund's maximum sales charge into account. Excluding a Fund's sales charge from a total return calculation produces a higher total return figure. Total returns, yields, and other performance information may be quoted numerically or in a table, graph, or similar illustration.

     A Municipal Fund, Government Fund or Income Fund also may illustrate performance or the characteristics of its investment portfolio through graphs, tabular data or other displays which describe (i) the average portfolio maturity of the Fund's portfolio securities relative to the maturities of other investments, (ii) the relationship of yield and maturity of the Fund to the yield and maturity of other investments (either as a comparison or through use of standard bench marks or indices such as the Treasury yield curve), (iii) changes in the Fund's share price or net asset value in some cases relative to changes in the value of other investments, and (iv) the relationship over time of changes in the Fund's (or other investments') net asset value or price and the Fund's (or other investments') investment return.

     Charts and graphs using the Fund's net asset values, adjusted net asset values, and benchmark indices may be used to exhibit performance. An adjusted NAV includes any distributions paid by the Fund and reflects all elements of its return. Unless otherwise indicated, the Fund's adjusted NAV's are not adjusted for sales charges, if any.

     The Funds may illustrate performance using moving averages. A long-term moving average is the average of each week's adjusted closing NAV or
total return for a specified period.   A short-term moving average NAV is
the average of each day's adjusted closing NAV for a specified period. Moving average activity indicators combine adjusted closing NAV's from the last business day of each week with moving averages for a specified period the produce indicators showing when an NAV has crossed, stayed above, or stayed below its moving average.

     Each Fund's performance may be compared to the performance of other mutual funds in general, or to the performance of particular types of mutual funds. These comparisons may be expressed as mutual fund ranking prepared by Lipper Analytical Services, Inc. (Lipper), an independent service located in Summit, New Jersey that monitors the performance of mutual funds. Lipper generally ranks funds on the basis of total return, assuming reinvestment of distributions, but does not take sales charges or redemption fees into consideration, and is prepared without regard to tax consequences. In addition to the mutual fund rankings the Fund's performance may be compared to stock, bond, and money market mutual fund performance indices prepared by Lipper or other organizations. When comparing these indices, it is important to remember the risk and return characteristics of each type of investment. For example, while stock mutual funds may offer higher potential returns, they also carry the highest degree of share price volatility. Likewise, money market funds may offer greater stability of principal, but generally do not offer the higher potential returns from stock mutual funds. From time to time, the Fund's performance may also be compared to other mutual funds tracked by financial or business publications and periodicals. For example, the Fund may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the performance of Thornburg funds to one another in appropriate categories over specific periods of time may also be quoted in advertising. Performance rankings and ratings reported periodically in financial publications such as "MONEY" magazine, "Forbes" and "BARRON's" also may be used. These performance analyses ordinarily do not take sales charges into consideration and are prepared without regard to tax consequences.

     Each Fund may be compared in advertising to Certificates of Deposit (CD's) or other investments issued by banks or other depository institutions. Mutual funds differ from bank investments in several respects. For example, while a Fund may offer greater liquidity or higher potential returns than CD's, a Fund does not guarantee a shareholder's principal or return, and Fund shares are not FDIC insured.

     Thornburg may provide information designed to help individuals understand their investment goals and explore various financial strategies. Such information may include information about current economic market, and political conditions; materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting; questionnaires designed to help create a personal financial profile; worksheets used to project savings needs bases on assumed rates of inflation and hypothetical rates of return; and action plans offering investment alternatives. Materials may also include discussions of other Thornburg mutual funds.

     Ibbotson Associates of Chicago, Illinois (Ibbotson) provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the CPI), and combinations of various capital markets. The performance of these capital markets is based on the returns of differed indices.

     The Funds may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in the capital market may or may not correspond directly to those of a Fund.
A Fund may also compare performance to that of other compilations or indices that may be developed and made available in the future, and advertising, sales literature and shareholder reports also may discuss aspects of periodic investment plans, dollar cost averaging and other techniques for investing to pay for education, retirement and other goals. In addition, a Fund may quote or reprint financial or business publications and periodicals, including model portfolios or allocations, as they relate to current economic and political conditions, fund management, portfolio composition, investment philosophy, investment techniques and the desirability of owning a particular mutual fund. A Fund may present its fund number, Quotron (trademark) number, and CUSIP number, and discuss or quote its current portfolio manager.

     The Funds may quote various measures of volatility and benchmark correlation in advertising. In addition, the Funds may compare these measures to those of other funds. Measures of volatility seek to compare a Fund's historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. All measures of volatility and correlation are calculated using averages of historical data. In advertising, a Fund may also discuss or illustrate examples of interest rate sensitivity.

     Momentum indicators show a Fund's price movements over specific periods of time. Each point on the momentum indicator represents the Fund's percentage change in price movements over that period. A Fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels. The Funds may be available for purchase through retirement plans or other programs offering deferral of, or exemption from, income taxes, which may produce superior after-tax returns over time. For example, a $1,000 investment earning a taxable return of 10% annually would have an after-tax value of $1,949 after ten years, assuming tax was deducted from the return each year at a 31% rate. An equivalent tax-deferred investment would have an after-tax value of $2,100 after ten years, assuming tax was deducted at a 31% rate from the tax-deferred earnings at the end of the ten-year period.


                   REPRESENTATIVE PERFORMANCE INFORMATION

Representative Performance Information -
Limited Term National Fund (Class A and C)
------------------------------------------

     The following data for Limited Term National Fund represent past performance, and the investment return and principal value of an investment in the Fund will fluctuate. An investor's shares, when redeemed, may be worth more or less than their original cost.

  Standardized Method of Computing Yield. The yield of the Limited Term National Fund Class A and Class C shares for the 30-day period ended June 30, 2001, computed in accordance with the standardized calculation described above, was 3.29% and 2.95% for Class A and Class C shares, respectively.

  Taxable Equivalent Yield. The Limited Term National Fund's taxable equivalent yield, computed in accordance with the standardized method for the 30-day period ending June 30, 2001, using a maximum federal tax rate of 39.6%, was 5.45% and 4.88for Class A and Class C shares, respectively.

  Average Annual Total Return. The average annual total returns for Limited Term National Fund for Class A and Class C shares are set forth for the periods ending June 30, 2001. Shares denoted as Class A were first offered on September 28, 1984, and Class C shares were first offered on September 1, 1994. This computation assumes that an investor reinvested all dividends, and further assumes the deduction of the maximum sales commission of 1.50% imposed on Class A shares. Class C shares are subject to a contingent deferred sales charge if redeemed within one year of purchase, and the one-year return figure below reflects deduction of the sales charge. "Total return," unlike the standardized yield figures shown above, takes into account changes in net asset value over the periods shown.

                                                  Since
               1 Year     5 Years     10 Years     Inception
               ------     -------     --------     ---------
Class A         5.86%      4.34%        5.19%        6.44%
Class C         6.57%      4.27%         N/A         4.34%


Representative Performance Information -
Limited Term California Fund (Class A and C)
--------------------------------------------

     The following data for Limited Term California Fund represent past performance, and the investment return and principal value of an investment in the fund will fluctuate. An investor's shares, when redeemed, may be worth more or less than their original cost.

  Standardized Method of Computing Yield. The Limited Term California Fund's yields for the 30-day period ended on June 30, 2001, computed in accordance with the standardized calculation described above, were 2.97% and 2.60% for Class A and Class C shares, respectively. This method of computing yield does not take into account changes in net asset value.

  Taxable Equivalent Yield. The Limited Term California Fund's taxable equivalent yield for the 30-day period ended on June 30, 2001, computed in accordance with the standardized method described above, using a maximum federal tax rate of 39.6% and a maximum California tax rate of 9.3%, was 5.42% and 4.75% for Class A and Class C shares, respectively.

  Average Annual Total Return. The average annual total returns for Limited Term California Fund for Class A and Class C shares are set forth for the periods ended June 30, 2001. Shares denoted as Class A were first offered on February 19, 1987, and Class C shares were first offered on September 1, 1994. This computation assumes that an investor reinvested all dividends, and further assumes the deduction of the maximum sales charge of 1.50% imposed upon purchases of Class A shares. Class C shares are subject to a contingent deferred sales charge if redeemed within one year of purchase, and the one-year return figure below reflects deduction of the sales charge. "Total return," unlike the standardized yield figures shown above, takes into account changes in net asset value over the periods shown.

                                                   Since
               1 Year     5 Years     10 Years      Inception
               ------     -------     --------      ---------
Class A         4.42%      4.30%        5.02%         5.51%
Class C         4.99%      4.19%         N/A          4.30%


Representative Performance Information -
Intermediate National Fund (Class A and C)
------------------------------------------

     The following data for Intermediate National Fund represent past performance, and the investment return and principal value of an investment in the Fund will fluctuate. An investor's shares, when redeemed, may be worth more or less than their original cost.

     Standardized Method of Computing Yield. The Intermediate National Fund yields for the 30-day period ended on March 31, 2001, computed in accordance with the standardized calculation described above, were 4.34% and 4.01% for Class A and Class C shares, respectively. This method of computing yield does not take into account changes in net asset value.

     Taxable Equivalent Yield. The Intermediate National Fund's taxable equivalent yields for 30-day period ended on March 31, 2001, computed in accordance with the standardized method using a maximum federal tax rate of 39.6%, were 7.19% and 6.64% for Class A and Class C shares, respectively.


     Average Annual Total Return. The Intermediate National Fund's Class A and Class C total return figures are set forth below for the periods shown ended March 31, 2001. Class A shares were first offered on July 23, 1991, and Class C shares were first offered on September 1, 1994. The data for Class A shares reflect deduction of the maximum sales charge of 2.00% upon purchase. The data for Class C shares held for one year reflect deduction of a contingent deferred sales charge of .60%. These data assume reinvestment of all dividends at net asset value.

                                                     Since
                1 Year    5 Years     10 Years     Inception
                ------    -------     --------     ---------
Class A          5.23%     4.42%         N/A        6.02% (7/23/91)
Class C          6.49%     4.42%         N/A        4.84% (9/1/94)


Representative Performance Information -
Intermediate New Mexico Fund (Class A and Class D)
--------------------------------------------------

     The following data for Intermediate New Mexico Fund represents past performance, and the investment return and principal value of an investment in the Fund will fluctuate. An investor's shares, when redeemed, may be worth more or less than their original cost.

     Standardized Method of Computing Yield. The yields of the Intermediate New Mexico Fund for the 30-day period ended March 31, 2001, computed in accordance with the standardized calculation described above, were 3.80% and 3.61% for Class A and Class D shares, respectively. This method of computing yield does not take into account changes in net asset value.

     Taxable Equivalent Yield. The Intermediate New Mexico Fund's taxable equivalent yields, computed in accordance with the standardized method described above for the 30-day period ended March 31, 2001, using a maximum federal tax rate of 39.6% and a maximum New Mexico tax rate of 8.2%, were 7.30% and 6.93% for Class A and D shares, respectively.

     Average Annual Total Return. The Intermediate New Mexico Fund's Class A and Class D total return figures are set forth below for the periods shown ending March 31, 2001. Class A shares were first offered on June 21, 1991, and Class D shares were first offered on June 1, 1999. The data for Class A shares reflect deduction of the maximum sales charge of 2.00% upon purchase. These data assume reinvestment of all dividends at net asset value.

                                                   Since
               1 Year    5 Years    10 Years     Inception
               ------    -------    --------     ---------
Class A         5.02%     4.42%       N/A          5.69% (6/21/91)
Class D         6.96%      N/A        N/A          4.06% (6/1/99)


Representative Performance Information -
Intermediate Florida Fund (Class A)
---------------------------------------

     The following data for Intermediate Florida fund represents past performance, and the investment return and principal value of an investment in the fund will fluctuate. An investor's shares, when redeemed, may be worth more or less than their original cost.

     Standardized Method of Computing Yield. The yield of the Intermediate Florida Fund Class A shares for the 30-day period ended March 31, 2001, computed in accordance with the standardized calculation described above, was 3.98%. This method of computing yield does not take into account changes in net asset value.

     Taxable Equivalent Yield. The Intermediate Florida Fund's taxable equivalent yield for Class A, computed in accordance with the standardized method described above for the 30-day period ended March 31, 2001, using a maximum federal tax rate of 39.6%, was 6.59%.

     Average Annual Total Return. The Intermediate Florida Fund's Class A total return figures are set forth below for the periods shown ending March 31, 2001. Class A shares were first offered on February 1, 1994. The data for Class A shares reflect deduction of the maximum sales charge of 2.00% upon purchase. These data also assume reinvestment of all dividends at net asset value.

                                                     Since
               1 Year      5 Years    10 Years     Inception
               ------      -------    --------     ---------
Class A         6.18%       4.71%        N/A         4.63% (2/1/94)


Representative Performance Information -
Intermediate New York Fund (Class A)
--------------------------------------

     The following data for Intermediate New York Fund represents past performance, and the investment return and principal value of an investment in the fund will fluctuate. An investor's shares, when redeemed, may be worth more or less than their original cost.

  Standardized Method of Computing Yield. The yield of the Intermediate New York Fund Class A shares for the 30-day period ended June 30, 2001, computed in accordance with the standardized calculation described above, was 3.08%. This method of computing yield does not take into account changes in net asset value.

  Taxable Equivalent Yield. The Intermediate New York Fund's taxable equivalent yield for Class A, computed in accordance with the method described above, using a maximum federal tax rate of 39.6%, a maximum New York State tax rate of 6.85% and a maximum New York City tax rate of 4.46%, was 5.75% for the one-month period ended on June 30, 2001.

  Average Annual Total Return. The Intermediate New York Fund's Class A total return figures are set forth below for the periods shown ending June 30, 2001. Class A shares were first offered on September 4, 1997. The data for Class A shares reflect deduction of the maximum sales charge of 2.00% upon purchase. These data also assume reinvestment of all dividends at net asset value.

                                                 Since
               1 Year     5 Years    10 Years     Inception
               ------     -------    --------     ---------
Class A        6.26%        N/A        N/A          4.75% (9/5/97)


   Representative Performance Information - Government Fund (Class A and C)
------------------------------------------------------------------------

     The following data for the Government Fund represent past performance, and the investment return and principal value of an investment in a Fund will fluctuate. An investor's shares, when redeemed, may be worth more or less than their original cost.

     Standardized Method of Computing Yield. Government Fund's yields for Class A shares and Class C shares, computed for the 30-day period ended March 31, 2001 in accordance with the standardized calculation described above, were 5.57% and 5.20% for Class A and Class C shares, respectively. This method of computing yield does not take into account changes in net asset value.

     Government Fund's average annual total returns for Class A shares and Class C shares, computed in accordance with the total return calculation described above, are displayed in the table below for the periods shown ending March 31, 2001. Government Fund commenced sales of its Class A shares on November 6, 1987, and commenced sales of Class C shares on September 1, 1994. "Total return," unlike the standardized yield figures shown above, takes into account changes in net asset value over the described periods. The Class A total return figures assume the deduction of the maximum sales commission of 1.50% on Class A shares. Class C shares are subject to a contingent deferred sales charge of .50% if redeemed within one year of purchase. This sales charge was deducted in computing the one-year return figure shown below. These data also assume reinvestment of all dividends at net asset value.

                                                    Since
               1 Year     5 Years    10 Years     Inception
               ------     --------   --------     ----------
Class A        9.68%       5.77%       6.28%        6.82% (11/6/87)
Class C       10.44%       5.66%        N/A         5.97% (9/1/94)

Representative Performance Information -
Income Fund (Class A and Class C Shares)
------------------------------------------

     The following data for the Income Fund represent past performance, and the investment return and principal value of an investment in a Fund will fluctuate. An investor's shares, when redeemed, may be worth more or less than their original cost.

Yield Computations

     Standardized Method of Computing Yield. Income Fund's yields for Class A and Class C shares, computed for the 30-day period ended March 31, 2001 in accordance with the standardized calculation described above, were 5.58% and 5.25% for Class A and Class C shares, respectively. This method of computing yield does not take into account changes in net asset value.


     Income Fund's average annual total returns for Class A shares and Class C shares, computed in accordance with the total return calculation described above are displayed in the table below for the periods shown ending March 31, 2001. Income Fund commenced sales of its Class A shares on October 1, 1992, and commenced sales of Class C shares on September 1, 1994. "Total return," unlike the standardized yield figures shown above, takes into account changes in net asset value over the described periods. The Class A total return figures assume the deduction of the maximum sales commission of 1.50% on Class A shares. Class C shares are subject to a contingent deferred sales charge of .50% if redeemed within one year of purchase. This sales charge was deducted in computing the one-year return figure shown below. These data also assume reinvestment of all dividends at net asset value.

                                                    Since
               1 Year     5 Years    10 Years     Inception
               ------     --------   --------     ----------
Class A        9.51%       6.33%       N/A          6.18% (10/1/92)
Class C       10.24%       6.22%       N/A          6.33% (09/1/94)


Representative Performance Information -
Value Fund (Class A, Class B and Class C Shares)
------------------------------------------------

     Value Fund's average annual total returns for Class A and Class C shares, computed in accordance with the total return calculation described above, are displayed in the table below for the periods shown ending March 31, 2001. Value Fund commenced sales of its Class A and Class C shares on October 2, 1995, and commenced sales of its Class B Shares on April 3, 2000. The Class A total return figures assume the deduction of the maximum sales charge of 4.50% on Class A shares. The Class B figures assume deduction of the applicable contingent deferred sales charge at the end of each period shown. Class C shares are subject to a contingent deferred sales charge of 1.00% if redeemed within one year of purchase. This sales charge was deducted in computing the one-year return figure shown below. These data also assume reinvestment of all dividends and capital gains distributions of net asset value.

                                                    Since
               1 Year     5 Years    10 Years     Inception
               ------     -------    --------     ---------
Class A       (13.51)%     21.12%       N/A        21.08%  (10/2/95)
Class B         N/A         N/A         N/A       (14.36)% (4/3/00)
Class C       (10.14)%     21.26%       N/A        21.14%  (10/2/95)

Representative Performance Information - Global Value Fund (Class A and Class C Shares)
------------------------------------------------------------------------

     Global Value Fund's average annual total returns for Class A and Class C shares, computed in accordance with the total return calculation described above, are displayed in the table below for the periods shown ending March 31, 2001. Global Value Fund commenced sales of its Class A and Class C shares on May 28, 1998,and commenced sales of its Class B shares on April 3, 2000. The Class A total return figures assume the deduction of the maximum sales charge of 4.50% on Class A shares. The Class B figures assume deduction of the applicable contingent deferred sales charge at the end of each period shown. Class C shares are subject to a contingent deferred sales charge of 1.00% if redeemed within one year of purchase. This sales charge was deducted in computing the one-year return figure shown below. These data also assume reinvestment of all dividends and capital gains distributions of net asset value.

                                                    Since
               1 Year     5 Years    10 Years     Inception
               ------     -------    -------      ----------
Class A        (15.69)%     N/A        N/A          9.78%  (5/28/98)
Class B         N/A         N/A        N/A        (15.81)% (4/3/00)
Class C        (12.41)%        N/A        N/A      10.55%  (5/28/98)


Representative Performance Information -
Growth Fund (Class A and Class C Shares)
----------------------------------------

     Growth Fund's average annual total returns for Class A and Class C shares, computed in accordance with the total return calculation described above, are displayed in the table below for the periods shown ending March 31, 2001. Growth Fund commenced sales of its Class A and Class C shares on December 27, 2000. The Class A total return figures assume the deduction of the maximum sales charge of 4.50% on Class A shares. Class C shares are subject to a contingent deferred sales charge of 1.00% if redeemed within one year of purchase. This sales charge was deducted in computing the one-year return figure shown below. These data also assume reinvestment of all dividends and capital gains distributions of net asset value.

               1 Year     5 Years    10 Years     Inception
               ------     -------    -------      ----------
Class A         N/A         N/A        N/A         (26.32)%  (12/27/00)
Class C         N/A         N/A        N/A         (15.49)%  (12/27/00)


TAXES

Federal Income Taxes - In General


     Each Fund except Growth Fund has elected and intends to qualify for treatment as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Growth Fund intends to elect and qualify for treatment under Subchapter M.


     If in any year a Fund fails to qualify for the treatment conferred by Subchapter M of the Code, the Fund would be taxed as a corporation on its income. Distributions to the shareholders would be treated as ordinary income to the extent of the Fund's earnings and profits, and would be treated as nontaxable returns of capital to the extent of the shareholders' respective bases in their shares. Further distributions would be treated as amounts received on a sale or exchange or property. Additionally, if in any year the Fund qualified as a regulated investment company but failed to distribute all of its net income, the Fund would be taxable on the undistributed portion of its net income. Although each Fund intends to distribute all of its net income currently, it could have undistributed net income if, for example, expenses of the Fund were reduced or disallowed on audit.



     Each shareholder will be notified annually by their Fund as to the amount and characterization of distributions paid to or reinvested by the shareholder for the preceding taxable year. The Fund may be required to withhold federal income tax at a rate of 31% from distributions otherwise payable to a shareholder if (i) the shareholder has failed to furnish the Fund with his taxpayer identification number, (ii) the Fund is notified that the shareholder's number is incorrect, (iii) the Internal Revenue Service notifies the Fund that the shareholder has failed properly to report certain income, or (iv) when required to do so, the shareholder fails to certify under penalty of perjury that he is not subject to this withholding.



     Distributions by a Fund result in a reduction in the net asset value of the Fund's shares. Should distributions reduce the net asset value below a shareholder's cost basis, the distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive a partial return of capital upon the distribution, which will nevertheless be taxable to them.

     If a Fund holds zero coupon securities or other securities which are issued at discount, a portion of the difference between the issue price and the face amount of zero coupon securities ("original issue discount") will be treated as ordinary income if the Fund holds securities with original issue discount each year, although no current payments will be received by the Fund with respect to that income. This original issue discount will comprise a part of that investment company taxable income of the Fund which must be distributed to shareholders in order to maintain its qualification as a regulated investment company and to avoid federal income tax on the Fund. Taxable shareholders of the Fund will be subject to income tax on original issue discount, whether or not they elect to receive their distributions in cash.

Federal Income Taxation - Municipal Funds
-----------------------------------------

     The Municipal Funds each intend to satisfy conditions (including requirements as to the proportion of its assets invested in municipal obligations) which will enable each Fund to designate distributions from the interest income generated by its investments in municipal obligations, which are exempt from federal income tax when received by the Fund, as Exempt Interest Dividends. Shareholders receiving Exempt Interest Dividends will not be subject to federal income tax on the amount of those dividends, except to the extent the alternative minimum tax may apply. A Municipal Fund would be unable to make Exempt Interest Dividends if, at the close of any quarter of its taxable year, more than 50% of the value of the Fund's total assets consisted of assets other than municipal obligations. Additionally, if in any year the Fund qualified as a regulated investment company but failed to distribute all of its net income, the Fund would be taxable on the undistributed portion of its net income. Although each Fund intends to distribute all of its net income currently, it could have undistributed net income if, for example, expenses of the Fund were reduced or disallowed on audit.





     Distributions by each Municipal Fund of net interest income received from certain temporary investments (such as certificates of deposit, commercial paper and obligations of the United States government, its agencies, instrumentalities and authorities), short-term capital gains realized by the Fund, if any, and realized amounts attributable to market discount on bonds, will be taxable to shareholders as ordinary income whether received in cash or additional shares. Distributions to shareholders will not qualify for the dividends received deduction for corporations.

     Any net long-term capital gains realized by a Municipal Fund, whether or not distributed in cash or reinvested in additional shares, must be treated as long-term capital gains by shareholders regardless of the length of time investors have held their shares. If a Fund should have net undistributed capital gain in any year, the Fund would pay the tax on such gains and each shareholder would be deemed, for federal tax purposes, to have paid his or her pro rata share of such tax.




    Redemption or resale of shares will be a taxable transaction for federal income tax purposes and the shareholder will recognize gain or loss in an amount equal to the difference between the shareholder's basis in the shares and the amount realized by the shareholder on the redemption or resale.



     The foregoing is a general and abbreviated summary of selected provisions of the Code and Treasury Regulations presently in effect as they directly govern the taxation of the Municipal Funds and their individual shareholders, and this summary primarily addresses tax consequences to individual shareholders. For complete provisions, reference should be made to the pertinent Code sections and Treasury Regulations. The Code and Treasury Regulations are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Fund transactions. Shareholders are advised to consult their own tax advisers for more detailed information concerning the federal taxation of the Funds and the income tax consequences to their shareholders.


    The Funds' counsel, White, Koch, Kelly & McCarthy, Professional Association, has not made and normally will not make any review of the proceedings relating to the issuance of the municipal obligations or the basis for any opinions issued in connection therewith. In the case of certain municipal obligations, federal tax exemption is dependent upon the issuer (and other users) complying with certain ongoing requirements. There can be no assurance that the issuer (and other users) will comply with these requirements, in which event the interest on such municipal obligations could be determined to be taxable, in most cases retroactively from the date of issuance.

State and Local Tax Aspects of the Municipal Funds
------------------------------------------------

     The exemption from federal income tax for distributions of interest income from municipal obligations which are designated Exempt Interest Dividends will not necessarily result in exemption under the income or other tax laws of any state or local taxing authority.

     The exemption from the State of California personal income taxes for distributions of interest income in the Limited Term California Fund applies only to shareholders who are residents of the State of California, and only to the extent such income qualifies as "exempt-interest dividends" under Section 17145 of the California Revenue and Taxation Code and is not derived from interest on obligations from any state other than from California or its political subdivisions.

    Distributions by Intermediate New Mexico Fund attributable to interest on obligations of the State of New Mexico and its political subdivisions and their agencies (and interest on obligations of certain United States territories and possessions) will not be subject to individual income taxes imposed by the State of New Mexico. Capital gains distributions will be subject to the New Mexico personal income tax.

     Florida does not currently impose an individual income tax. Florida imposes a personal property or "intangibles" tax which is generally applicable to securities owned by individual residents in Florida, but the intangibles tax will not apply to Intermediate Florida Fund shares if the Fund's assets as of the close of the preceding taxable year consist only of cash, obligations of Florida and its political subdivisions, and obligations of the United States, Puerto Rico, Guam and the United States Virgin Islands.

     Distributions by Intermediate New York Fund attributable to interest on obligations of the State of New York, its agencies and political subdivisions (and interest on obligations of certain United States territories and possessions) is excluded in determining the New York adjusted gross income of individuals resident in New York. These distributions are similarly excludable by individuals resident in New York City for purposes of computing the New York City income tax.

     Distributions by Intermediate National Fund will be subject to treatment under the laws of the different states and local taxing authorities. Shareholders should consult their own tax advisors in this regard.

       Investors who are not individuals are advised that the preceding discussion relates primarily to tax consequences affecting individuals, and the tax consequences of an investment by a person which is not an individual may be very different. Each Fund will advise shareholders within 60 days of the end of each calendar year as to the percentage of income derived from each state in which the Fund has any municipal obligations in order to assist shareholders in the preparation of their state and local tax returns.

Federal Income Taxes - Income Funds
-----------------------------------

     Distributions representing net interest and net short-term capital gains will be taxable as ordinary income to the recipient shareholders, whether the distributions are actually taken in cash or are reinvested by the recipient shareholders in additional shares. Fund distributions will not be eligible for the dividends received deduction for corporations. Distributions of net long-term capital gains, if any, will be treated as long-term capital gains to the distributee shareholders, whether the distributions are actually taken as cash or are reinvested by the recipient shareholders in additional shares.



     Redemption or resale of shares will be a taxable transaction for federal income tax purposes and the shareholder will recognize gain or loss in an amount equal to the difference between the shareholder's basis in the shares and the amount realized by the shareholder on the redemption or resale.





     The foregoing is a general and abbreviated summary of selected provisions of the Code and Treasury Regulations presently in effect as they directly govern the taxation of the Taxable Income Funds and their individual shareholders, and this summary primarily addresses tax consequences to individual shareholders. For complete provisions, reference should be made to the pertinent Code sections and Treasury Regulations. The Code and Treasury Regulations are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Fund transactions. Shareholders are advised to consult their own tax advisers for more detailed information concerning the federal and state taxation of the Fund and the income tax consequences to its shareholders.


State and Local Income Tax Considerations - Income Funds
--------------------------------------------------------

     A portion of each Fund's dividends derived from certain U.S. Government obligations may be exempt from state and local taxation. The income tax treatment of the shareholders in the respective states will depend upon the specific laws applicable in those states, and prospective investors are urged to confer with their own tax advisers concerning their particular situations.

Federal Income Taxes - Value Fund, Global Value Fund and Growth Fund
--------------------------------------------------------------------

     Gains (losses) attributable to foreign currency fluctuations are generally taxable as ordinary income and therefore will increase (decrease) dividend distributions. Net short-term capital gains are distributed as dividend income. Value Fund, Global Value Fund and Growth Fund will send each shareholder a notice in January describing the tax status of dividends and capital gain distributions for the prior year.


     Long-term capital gains earned by the Funds on the sale of securities and distributed to shareholders are federally taxable as long-term capital gains, regardless of the length of time shareholders have held their shares. If a shareholder receives a long-term capital gain distribution on shares of the Value Fund and such shares are held 12 months or less and are sold at a loss, the portion of the loss equal to the amount of the long-term capital gain distribution will be considered a long-term loss for tax purposes. Net short-term capital gains distributed by the Fund are taxable to shareholders as dividends, not as capital gains.


     Redemption or resale of shares will be a taxable transaction for federal income tax purposes and the shareholder will recognize gain or loss in an amount equal to the difference between the shareholder's basis in the shares and the amount realized by the shareholder on the redemption or resale.


     Effective for sales charges incurred after October 3, 1989 if the shareholder disposes of shares within 90 days after purchasing them, and later acquires shares for which the sales charge is eliminated or reduced pursuant to a reinvestment right, then the original sales charge to the extent of the reduction is not included in the basis of the shares sold for determining gain or loss. Instead, the reduction is included in determining the basis of the reinvested shares.

     Foreign governments may withhold taxes on dividends and interest paid with respect to foreign securities typically at a rate between 10% and 35%. Foreign governments may also impose taxes on other payments or gains with respect to foreign securities. Because Value Fund does not currently anticipate that securities of foreign issuers will constitute more than 50% of its total assets at the end of its fiscal year, shareholders of Value Fund should not expect to claim a foreign tax credit or deduction on their federal income tax returns with respect to foreign taxes withheld.


     The foregoing is a general and abbreviated summary of selected provisions of the Code and Treasury Regulations currently in effect as they directly govern the income taxation of Fund shareholders. This summary primarily addresses income tax consequences to shareholders who are individuals. The Code and Regulations are subject to change at any time, in some cases retroactively. Shareholders are advised to consult their own tax advisers for more detailed information concerning the federal tax consequences of an investment in the Value Fund.


State and Local Income Tax Considerations -
Value Fund, Global Value Fund and Growth Fund
---------------------------------------------

     Shareholders may be subject to state and local taxes on Fund distributions, and capital gains taxation on disposition of shares. Shares also may be subject, in some jurisdictions, to state and local property taxes. A portion of the Value Fund's dividends derived from certain U.S. Government obligations may be exempt from state and local taxation. Shareholders should consult their own tax advisers for information concerning the state and local taxation of an investment in Value Fund and Global Value Fund.


                  DISTRIBUTIONS AND SHAREHOLDERS ACCOUNTS

     When an investor or the investor's financial advisor makes an initial investment in shares of a Fund, the Transfer Agent will open an account on the books of the Fund, and the investor or financial advisor will receive a confirmation of the opening of the account. Thereafter, whenever a transaction, other than the reinvestment of interest income, takes place in the account "such as a purchase of additional shares or redemption of shares or a withdrawal of shares represented by certificates" the investor or the financial advisor will receive a confirmation statement giving complete details of the transaction. Shareholders also will receive at least quarterly statements setting forth all distributions of interest income and other transactions in the account during the period and the balance of full and fractional shares. The final statement for the year will provide information for income tax purposes.

     The monthly or quarterly distributions of interest income, net of expenses, and the annual distributions of net realized capital gains, if any, will be credited to the accounts of shareholders in full and fractional shares of the Fund at net asset value on the payment or distribution date, as the case may be. Upon written notice to the Transfer Agent, a shareholder may elect to receive periodic distributions of net interest income in cash. Such an election will remain in effect until changed by written notice to the Transfer Agent, which change may be made at any time in the sole discretion of the shareholder.



            INVESTMENT ADVISER, INVESTMENT ADVISORY AGREEMENTS,
                  AND ADMINISTRATIVE SERVICES AGREEMENTS

Investment Advisory Agreement

     Pursuant to an Investment Advisory Agreement in respect of each Fund, Thornburg Investment Management, Inc. ("Thornburg"), 119 East Marcy Street, Suite 202, Santa Fe, New Mexico 87501, acts as investment adviser for, and will manage the investment and reinvestment of the assets of, each of the Funds in accordance with the Funds' respective investment objectives and policies, subject to the general supervision and control of the Directors of Thornburg Limited Term Municipal Fund, Inc. with respect to Limited Term National Fund and Limited Term California Fund, and subject to the general supervision and control of the Trustees of Thornburg Investment Trust with respect to Intermediate National Fund, Intermediate New Mexico Fund, Intermediate Florida Fund, Intermediate New York Fund, Government Fund, Income Fund, Value Fund, Global Value Fund and Growth Fund. Thornburg is also a subadviser to Daily Tax-Free Income Fund, Inc., a registered investment company.

     Thornburg is paid a fee by each Fund, in the percentage amounts set forth in the table below:

-----------------------------------------------------------
Limited Term National Fund and Limited Term California Fund
-----------------------------------------------------------
Net Assets of Fund             Advisory Fee Rate
------------------             -----------------

0 to $500 million                   .50%
$500 million to $1 billion          .40%
$1 billion to $1.5 billion          .30%
$1.5 billion to $2 billion          .25%
Over $2 billion				 .225%

----------------------------------------------------------------------
Intermediate National Fund, Intermediate New Mexico Fund, Intermediate
----------------------------------------------------------------------
Florida Fund, Intermediate New York Fund, and Income Fund
----------------------------------------------------------------------
Net Assets of Fund             Advisory Fee Rate
------------------             -----------------

0 to $500 million                   .50%
0$500 million to $1 billion         .45%
$1 billion to $1.5 billion          .40%
$1.5 billion to $2 billion          .35%
Over $2 billion                     .275%

---------------
Government Fund
---------------
Net Assets of Fund             Advisory Fee Rate
------------------             -----------------

0 to $1 billion                     .375%
$1 billion to $2 billion            .325%
Over $2 billion                     .275%


--------------------------------
Value Fund, Global Value Fund
and Growth Fund
--------------------------------
Net Assets of Fund             Advisory Fee Rate
------------------             -----------------

0 to $500 million                   .875%
$500 million to $1 billion          .825%
$1 billion to $1.5 billion          .775%
$1.5 billion to $2 billion          .725%
Over $2 billion                     .625%

---------------------------------------------------------------------------
     The fee paid by each Fund is allocated among the different classes of shares offered by the Fund based upon the average daily net assets of each class of shares. All fees and expenses are accrued daily and deducted before payment of dividends. In addition to the fees of Thornburg, each Fund will pay all other costs and expenses of its operations. Each Fund also will bear the expenses of registering and qualifying the Fund and its shares for distribution under federal and state securities laws, including legal fees.

     The Company's directors (including a majority of the directors who are not "interested persons" within the meaning of the Investment Company Act of 1940) have approved the Investment Advisory Agreement applicable to each of Limited Term National Fund and Limited Term California Fund, and the Trust's trustees (including a majority of the trustees who are not "interested persons") have similarly approved the Investment Advisory Agreement applicable to each of Intermediate National Fund, Intermediate New Mexico Fund, Intermediate Florida Fund, Intermediate New York Fund, Government Fund, Income Fund, Value Fund and Global Value Fund.

     The Investment Advisory Agreement applicable to each Fund may be terminated by either party, at any time without penalty, upon 60 days' written notice, and will terminate automatically in the event of its assignment. Termination will not affect the right of Thornburg to receive payments on any unpaid balance of the compensation earned prior to termination. The Agreement further provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of Thornburg, or of reckless disregard of its obligations and duties under the Agreement, Thornburg will not be liable for any action or failure to act in accordance with its duties thereunder.

     For the three most recent fiscal years with respect to each Fund, the amounts paid to Thornburg by each Fund under the Investment Advisory Agreement applicable to each Fund were as follows:


                            June 30, 1999   June 30, 2000   June 30, 2001
                            -------------   -------------   -------------

Limited Term National Fund   $4,227.634      $3,880,505      $3,525,879
Limited Term California Fund   $651,326        $595,283        $498,398
Intermediate New York Fund      $22,267        $122,944        $118,975

                           Sept. 30, 1998   Sept. 30, 1999   Sept. 30, 2000
                           --------------   --------------   --------------

Intermediate National Fund   $1,855,808       $2,111,379      $1,950,832
Intermediate New Mexico Fund   $752,824                         $745,504
Intermediate Florida Fund       $99,858                         $139,729
Government Fund                $521,022         $495,535        $407,165
Income Fund                    $228,636         $270,173        $266,953
Value Fund                   $1,214,207*      $3,210,299      $8,833,854
Global Value Fund               $22,883                         $592,028
Growth Fund                         N/A              N/A             N/A


Thornburg has waived its rights to fees or paid expenses incurred by each of the Funds in the foregoing periods as follows:


                             June 30, 1999   June 30, 2000   June 30, 2001
                             -------------   -------------   -------------

Limited Term National Fund           $0        $46,758           $71,732
Limited Term California Fund    $52,378        $45,933           $81,995
Intermediate New York Fund     $104,116        $94,940           $62,782


                             Sept. 30, 1998  Sept. 30, 1999  Sept. 30,2000
                             --------------  ---------------  -------------

Intermediate National Fund             0       $110,220        $467,688
Intermediate New Mexico Fund           0        $39,618         $65,876
Intermediate Florida Fund              0       $111,985         $32,020
Government Fund                        0              0         $42,117
Income Fund                            0       $106,598        $137,909
Value Fund                             0              0         $23,775
Global Value Fund                      0        $43,472         $32,166
Growth Fund                          N/A            N/A             N/A

* Fiscal period May 28, 1998 to September 30, 1998.



     Thornburg may (but is not obligated to) waive its rights to any portion of its fees in the future, and may use any portion of its fee for purposes of shareholder and administrative services and distribution of fund shares. During the fiscal year ended June 30, 2001, Limited Term National Fund and Limited Term California Fund each reimbursed Thornburg $63,585 and $7,243, respectively, for accounting expenses incurred on behalf of each Fund, during the fiscal year ended June 30, 2001, Intermediate New York Fund reimbursed Thornburg $________ for accounting services, and during the fiscal year ended September 30, 2000, Intermediate National Fund, Intermediate New Mexico Fund, Intermediate Florida Fund, Government Fund, Income Fund, Value Fund and Global Value Fund each reimbursed Thornburg $41,800, $17,395, $3,476, $12,970, $7,422, $92,930,
and $7,196, respectively, for accounting services.


     H. Garrett Thornburg, Jr., Treasurer, Director and Chairman of the Board of Thornburg Limited Term Municipal Fund, Inc., and Chairman and Trustee of Thornburg Investment Trust, is also Director and controlling shareholder of Thornburg. In addition, various individuals who are officers of the Company or the Trust also serve as officers of Thornburg, as described below under the caption "Management."

     The Company, the Trust, Thornburg and the Funds' Distributor, Thornburg Securities Corporation ("TSC") have each adopted a code of ethics in accordance with Rule 17j-1 under the Investment Company Act of 1940. Each of the codes of ethics permits the personnel who are subject to the code of ethics to buy and sell securities which may be purchased and held by the Funds, but these personnel are generally prohibited from purchasing or selling any security which is then being purchased or sold by a Fund or is being considered for purchase or sale by a Fund. Each code of ethics also imposes other prohibitions and subjects certain persons to reporting requirements respecting personal securities ownership and trading.

Administrative Services Agreement
---------------------------------

     Administrative services are provided to each class of shares issued by each of the Funds under an Administrative Services Agreement which requires the delivery of administrative functions necessary for the maintenance of the shareholders of the class, supervision and direction of shareholder communications, assistance and review in preparation of reports and other communications to shareholders, administration of shareholder assistance, supervision and review of bookkeeping, clerical, shareholder and account administration and accounting functions, supervision or conduct of regulatory compliance and legal affairs, review and administration of functions delivered by outside service providers to or for shareholders, and other related or similar functions as may from time to time be agreed. The Administrative Services Agreement specific to each Fund's Class A, Class C, and Class D shares provides that the class will pay a fee calculated at an annual percentage of .125% of the class's average daily net assets, paid monthly, together with any applicable sales or similar tax. Services are currently provided under these agreements by Thornburg.

     For the three most recent fiscal years with respect to each Fund, the amounts paid to Thornburg by each Fund under the Administrative Services Agreement applicable to Class A, Class B, Class C and Class D shares offered by each Fund were as follows:


                            June 30, 1999   June 20, 2000   June 30, 2001
                            -------------   -------------   -------------
Limited Term National Fund
     Class A                   $1,032,057      $928,822       $816,702
     Class C                      $32,214       $30,539        $27,824

Limited Term California Fund
     Class A                     $147,428      $127,041       $109,134
     Class C                      $10,030        $9,559         $8,383

Intermediate New York Fund
     Class A                      $31,596       $30,736        $29,744

                            Sept. 30, 1998  Sept. 20, 1999  Sept. 30, 2000
                            --------------  --------------  --------------
Intermediate National Fund
     Class A                      $421,366       $467,570      $423,251
     Class C                       $19,241        $32,866       $40,363

Intermediate New Mexico Fund
     Class A                      $188,206       $197,336      $184,536
     Class D                           N/A           $225*       $1,841

Intermediate Florida Fund
     Class A                       $32,028        $37,871       $34,932

Government Fund
     Class A                      $162,998       $150,667      $122,453
     Class C                        $5,909         $9,148        $7,580

Income Fund
     Class A                       $41,718        $47,232       $43,540
     Class C                        $8,171         $8,923        $9,220

Value Fund
     Class A                       $143,043       $319,626     $793,665
     Class B                            N/A            N/A       $5,203***
     Class C                        $30,145       $106,392     $313,366

Global Value Fund
     Class A                         $3,075**      $15,950      $66,064
     Class B                            N/A            N/A         $470***
     Class C                           $194**       $2,103      $18,041

Growth Fund (commenced 12/27/00)
     Class A                            N/A            N/A          N/A
     Class C                            N/A            N/A          N/A

**  Fiscal period June 1, 1999 to September 30, 1999.
*** Fiscal period May 28, 1998 to September 30, 1998.
****Fiscal period April 3, 2000 to September 30, 2000.


     The agreements applicable to each class may be terminated by either party, at any time without penalty, upon 60 days' written notice, and will terminate automatically upon assignment. Termination will not affect the service provider's right to receive fees earned before termination. The agreements further provide that in the absence of willful misfeasance, bad faith or gross negligence on the part of the service provider, or reckless disregard of its duties thereunder, the provider will not be liable for any action or failure to act in accordance with its duties thereunder.

                       SERVICE AND DISTRIBUTION PLANS

Service Plans - All Classes

     Each of the Funds has adopted a plan and agreement of distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940 ("Service Plan") which is applicable to Class A and, if offered by that Fund, Class B, Class C and Class D of the Fund. The Plan permits each Fund to pay to Thornburg (in addition to the management fee and reimbursements described above) an annual amount not exceeding .25 of 1% of the Fund's assets to reimburse Thornburg for specific expenses incurred by it in connection with certain shareholder services and the distribution of that Fund's shares to investors. Thornburg may, but is not required to, expend additional amounts from its own resources in excess of the currently reimbursable amount of expenses. Reimbursable expenses include the payment of amounts, including incentive compensation, to securities dealers and other financial institutions, including banks (to the extent permissible under the Glass-Steagall Act and other federal banking laws), for administration and shareholder services. The nature and scope of services provided by dealers and other entities likely will vary from entity to entity, but may include, among other things, processing new account applications, preparing and transmitting to the Transfer Agent computer processable tapes of shareholder account transactions, and serving as a source of information to customers concerning the Funds and transactions with the Funds. The Service Plan does not provide for accrued but unpaid reimbursements to be carried over and reimbursed to Thornburg in later years. All amounts received by Thornburg under the Plan for each Fund in the two most recent fiscal years were paid principally as compensation to securities dealers and other persons selling the Funds' shares for administration and shareholder services.

Class B Distribution Plan

     Each Fund offering Class B shares has adopted a plan and agreement of distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940, applicable only to the Class B shares of that Fund ("Class B Distribution Plan"). The Class B Distribution Plan provides for the Fund's payment to the Fund's principal underwriter, Thornburg Securities Corporation ("TSC") on a monthly basis of an annual distribution fee of
 .75% of the average daily net assets attributable to the Fund's Class B shares. The Class B Distribution Plan also provides that all contingent deferred sales charges collected on redemptions of Class B shares of the Fund will be paid to TSC, in addition to the monthly amounts described in the preceding sentences.

  The purpose of the Class B Distribution Plan is to compensate TSC for its services in promoting the sales of Class B shares of the Fund. TSC expects to pay commissions to dealers upon sales of Class B shares, and will utilize amounts received under the Class B Distribution Plan for this purpose. The Distribution Plan permits TSC to assign its rights to fees under the Plan, and TSC expects to do so to assist in financing payments to dealers who sell Class B Shares. The Distributor also may incur additional distribution related expenses in connection with its promotion of Class B share sales, including payment of incentive compensation, advertising and other promotional activities and the hiring of other persons to promote sales of shares. Because the Class B Distribution Plan is a compensation type plan, TSC can earn a profit in any year when Fund payments exceed TSC's actual expenses. The Funds are not liable for any expenses incurred by TSC in excess of the compensation it received from the Funds.

Class C and Class D Distribution Plans
--------------------------------------

     Each Fund offering Class C shares or Class D shares has adopted a plan and agreement of distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940, applicable only to the Class C, or Class D, if applicable, shares of that Fund ("Distribution Plan"). The Distribution Plan provides for the Fund's payment to the Fund's principal underwriter, Thornburg Securities Corporation ("TSC") on a monthly basis of an annual distribution fee of .75% of the average daily net assets attributable to the Fund's Class C shares.

    The purpose of the Distribution Plan applicable to each Fund is to compensate TSC for its services in promoting the sale of Class C or Class D shares of the Fund. TSC expects to pay compensation to dealers and others selling Class C and Class D shares from amounts it receives under the Distribution Plan. TSC also may incur additional distribution-related expenses in connection with its promotion of Class C or Class D shares sales, including payment of additional incentives to dealers, advertising and other promotional activities and the hiring of other persons to promote the sale of shares. Because each Distribution Plan is a compensation type plan, TSC can earn a profit in any year when Fund payments exceed TSC's actual expenses. The Funds are not liable for any expenses incurred by TSC in excess of the compensation it received from the Fund.

     Each of the Funds named below paid to TSC or for the account of TSC the amounts shown in the table below under the Distribution Plan for each of those Funds for the fiscal years shown below. All amounts received by or for TSC under the Plan were paid principally as compensation (or reimbursements for compensation previously paid) to securities dealers and other persons selling the Funds' shares. Each of the Distribution Plans referred to below is applicable to Class C shares, except for the Plan applicable to Class D shares of Intermediate New Mexico Fund.



The following table shows the service and distribution fees for each Fund for its two most recent fiscal years.

                               Year Ended      Year Ended      Year Ended
                              June 30, 2000   June 30, 2001   June 30, 2001
                              --------------  -------------   -------------
Limited Term National Fund
     Class A                   $1,857,645       $1,633,404     $1,633,404
     Class C                     $244,199         $222,295       $222,295

Limited Term California Fund
     Class A                     $254,083         $218,268       $218,268
     Class C                      $76,408          $67,073        $67,073

Intermediate New York Fund
     Class A                      $61,472          $58,094        $58,094

                              Year Ended        Year Ended
                            Sept. 30, 1999    Sept. 30, 2000
                            --------------    --------------
Intermediate National Fund
     Class A                    $888,339         $829,572
     Class C                    $262,852         $322,900

Intermediate New Mexico Fund
     Class A                    $378,246         $369,071
     Class D                      $1,020*         $14,731

Intermediate Florida Fund
     Class A                     $74,228          $68,467

Government Fund
     Class A                    $290,728         $240,006
     Class C                     $73,191          $60,633

Income Fund
     Class A                     $89,287          $83,598
     Class C                     $71,360          $73,757

Value Fund
     Class A                    $639,251       $1,587,330
     Class B                         N/A          $41,620**
     Class C                  $1,003,088       $2,506,925

Global Value Fund
     Class A                     $31,899         $132,129
     Class B                         N/A           $3,759**
     Class C                     $16,821         $144,330

Growth Fund***
     Class A                         N/A              N/A
     Class C                         N/A              N/A

*   Fiscal period June 1, 1999 to September 30, 1999.
**  Fiscal period April 3, 2000 to September 30, 2000.
*** Commenced operations December 27, 2000.



                           PORTFOLIO TRANSACTIONS

     All orders for the purchase or sale of portfolio securities are placed on behalf of each of the Funds by the Funds' investment adviser, Thornburg Investment Management, Inc. (Thornburg) pursuant to its authority under each Fund's investment advisory agreement. Thornburg also is responsible for the placement of transaction orders for other clients for whom it acts as investment adviser.

     Thornburg, in effecting purchases and sales of portfolio securities for the account of each of the Municipal Funds and the Income Funds, place orders in such a manner as, in the opinion of Thornburg, offers the best price and market for the execution of each transaction. Portfolio securities normally will be purchased directly from an underwriter or in the over-the-counter market from the principal dealers in such securities, unless it appears that a better price of execution may be obtained elsewhere. Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include the spread between the bid and asked price.

  Similarly, Thornburg places orders for transactions in portfolio securities for Value Fund, Global Value Fund and Growth Fund in such a manner as, in the opinion of Thornburg, will offer the best price and market for the execution of these transactions. In selecting broker dealers, subject to applicable legal requirements, Thornburg considers various relevant factors, including, but not limited to: the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer firm; the broker-dealer's execution services rendered on a continuing basis; and the reasonableness of any commissions; and arrangements for payment of Fund expenses. Generally commissions for foreign investments traded will be higher than for U.S. investments and may not be subject to negotiation.

     Thornburg may execute a Fund's portfolio transactions with broker-dealers who provide research and execution services to the Fund. Such services may include advice concerning the value of securities; the availability of securities or the purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The selection of such broker-dealers is made by Thornburg based upon the quality of such research and execution services provided. The receipt of research from broker-dealers who execute transactions on behalf of the Funds may be useful to Thornburg in rendering investment management services to the Funds. The receipt of such research may not reduce Thornburg's normal independent research activities; however, it may enable Thornburg to avoid the additional expenses that could be incurred if Thornburg tried to develop comparable information through its own efforts.

     Subject to applicable limitations of the federal securities laws, broker-dealers may receive commissions for agency transactions that are in excess of the amount of commissions charged by other broker-dealers in recognition of their research and execution services. In order to cause a Fund to pay such higher commissions, Thornburg must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealers, viewed in terms of a particular transaction or Thornburg's overall responsibilities to the Fund. In reaching this determination, Thornburg will not attempt to place a specific dollar value on the brokerage and research services provided, or to determine what portion of the compensation would be related to those services.

     During the three most recent fiscal years brokerage commissions were paid only by Value Fund and Global Value Fund. The aggregate commissions paid by each of those Funds during each of the last three fiscal years are as follows:


                    Year Ended      Year Ended       Year Ended
                  Sept. 30, 1998  Sept. 30, 1999   Sept. 30, 2000
                  --------------  ----------------  ---------------
Value Fund           $723,734       $2,229,420       $2,481,919

Global Value Fund     $35,669         $104,873         $367,722


Each Fund's brokerage commissions have generally increased in the years shown primarily because of the Fund's growth in assets. Each Fund owned during the fiscal year securities issued by certain of its regular broker dealers. Those broker dealers and the aggregate dollar value of each such broker dealer's securities held by the Fund on September 30, 2000 are shown below:

                            Value of Securities Held:
     Broker-Dealer          Value Fund           Global Value Fund
     -------------          ----------           -----------------
     Merrill Lynch & Co.    $39,996,000                   N/A

     Goldman, Sachs & Co            N/A            $2,278,750

     Thornburg is authorized to use research services provided by and to place portfolio transactions with brokerage firms that have provided assistance in the distribution of shares of the Funds to the extent permitted by law. Thornburg may use research services provided by and place agency transactions with Thornburg Securities Corporation (TSC) if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services. Thornburg may allocate brokerage transactions to broker-dealers who have entered into arrangements with Thornburg under which the broker-dealer allocates a portion of the commissions paid by the Fund toward payment of the Fund's expenses, such as transfer agent fees or custodian fees. The transaction quality must, however, be comparable to those of other qualified broker-dealers.


     Thornburg reserves the right to manage other investment companies and investment accounts for other clients which may have investment objectives similar to those of the Funds. Subject to applicable laws and regulations, Thornburg will attempt to allocate equitably portfolio transactions among the Funds and the portfolios of its other clients purchasing securities whenever decisions are made to purchase or sell securities by a Fund and one or more of such other clients simultaneously. In making such allocations the main factors to be considered will be the respective investment objectives of the Fund and the other clients, the size and nature of investment positions then held by the Fund and the other clients, and the strategy, timing and restrictions applicable respectively to the Fund and the other clients. While this procedure could have a detrimental effect on the price or amount of the securities available to a Fund from time to time, it is the opinion of the Funds' Directors or Trustees that the benefits available from Thornburg's organization will outweigh any disadvantage that may arise from exposure to simultaneous transactions.


     The Directors and Trustees of the respective Funds periodically review Thornburg's performance of its responsibilities in connection with the placement of portfolio transactions for the Funds.

Portfolio Turnover Rates

     The Funds' respective portfolio turnover rates for the two most recent fiscal years are as follows:


                                 Year Ended      Year Ended
                                June 30, 2000   June 30, 2001
                                -------------   -------------
Limited Term National Fund         33.65%          25.37%
Limited Term California Fund       21.34%          15.45%
Intermediate New York Fund         19.02%          21.96%


                                Year ended       Year Ended
                               Sept. 30, 1999   Sept. 30, 2000
                               --------------   --------------
Intermediate National Fund         23.17%           21.97%
Intermediate New Mexico Fund       15.93%           30.23%
Intermediate Florida Fund          35.91%           40.70%
Government Fund                    19.52%           19.66%
Income Fund                        48.75%           59.46%
Value Fund                         62.71%           72.35%
Global Value Fund                  55.95%           87.13 %
Growth Fund                          N/A              N/A




                             MANAGEMENT

Limited Term National Fund and Limited Term California Fund

     Limited Term National Fund and Limited Term California Fund are separate "series" or investment portfolios of Thornburg Limited Term Municipal Fund, Inc., a Maryland corporation (the "Company"). The management of Limited Term National Fund and Limited Term California Fund, including general supervision of Thornburg's performance of duties under the Investment Advisory Agreement and Administrative Services Agreements applicable to the Funds, is the responsibility of the Board of Directors of the Company. There are six Directors of the Company, two of whom are "interested persons" (as the term "interested" is defined in the Investment Company Act of 1940) and four of whom are "disinterested" persons. The names of the Directors and officers and their principal occupations and other affiliations during the past five years are set forth below, with those Directors who are "interested persons" of the Company indicated by an asterisk:




Garrett Thornburg, 54*              Director   Trustee of Thornburg
                                    Chairman   Investment Trust since June,
                               and Treasurer   1987, Chairman of Trustees
                                               since September 1998 and
                                               President from 1987 to 1998;
                                               Chairman and Director of
                                               Thornburg Mortgage Advisory
                                               Corporation since its
                                               formation in 1989; Chairman
                                               and Director of Thornburg
                                               Mortgage Asset Corporation
                                               (real estate investment trust)
                                               since its formation in 1993;
                                               Executive Vice President of
                                               Daily Tax Free Income Fund,
                                               Inc. (mutual fund) since its
                                               formation in 1982 and a
                                               Director from 1982 to June
                                               1993; a Director and Treasurer
                                               of Thornburg since its
                                               formation in
                                               1982 and President from 1982
                                               to August 1997.


David D. Chase, 59                  Director   Chairman, President and CEO
                                               of general partner of Vestor
                                               Partners, LP, Santa Fe, NM
                                               (private equity fund);
                                               Chairman and CEO of Vestor
                                               Holdings, Inc., Santa Fe, NM
                                               (merchant bank).

*Richard M. Curry, 59               Director   Managing Director, McDonald &
                                               Co., Cincinnati,
                                               Ohio (securities dealer) since
                                               1984 and District President,
                                               Key Bank, Cincinnati, Ohio
                                               Since March, 2000;
                                               Director of Company 1984
                                               to 1997 and Advisory Director
                                               from 1997 to 2000.


Eliot R. Cutler, 52                 Director   Partner, Cutler & Stanfield,
                                               Attorneys, Washington, D.C.
                                               since 1988.

James E. Monaghan, Jr., 51          Director   President, Monaghan &
                                               Associates, Inc. and
                                               Strategies West, Inc. Denver,
                                               Colorado, (business
                                               consultants) since 1983.

A.G. Newmyer III, 50                Director   President, from 1983 to
                                               December 1992, and Senior
                                               Officer from January 1993,
                                               Newmyer Associates, Inc.,
                                               Washington, D.C., (business
                                               consultants).

Brian J. McMahon, 44               President,  Vice President of Thornburg
                                   Assistant   Investment Trust from June
                                   Secretary   1987 to September 1998, a
                                               Trustee from June, 1996 to
                                               August 1997 and President
                                               since September 1998; Managing
                                               Director of Thornburg since
                                               December 1985, Vice President
                                               from April 1984 to July 1997
                                               and President from August
                                               1997.

Steven J. Bohlin, 40          Vice President,  Vice President of Thornburg
                         Assistant Treasurer   Investment Trust since June
                                               1987 and Treasurer since 1989;
                                               a Managing Director and a Vice
                                               President of Thornburg since
                                               1991.

Dawn B. Fischer, 52                Secretary   Secretary and Assistant
                                               Treasurer of Thornburg
                                               Investment Trust since June
                                               1987; Managing Director of
                                               Thornburg since December 1985
                                               and Vice President and
                                               Secretary of Thornburg
                                               since January 1984.

George Strickland, 36              Vice        Vice President of Thornburg
                                   President   Investment Trust; Associate of
                                               Thornburg from 1991 to 1996
                                               and a Managing Director since
                                               1996; Vice President of
                                               Thornburg since
                                               December 1995.

Leigh Moiola, 32                   Vice        Assistant Vice President of
                                   President   Thornburg Investment Trust
                                               since November 1995; Associate
                                               of Thornburg since December
                                               1991 and Vice President of
                                               Thornburg since
                                               November 1995.

Ken Ziesenheim, 45                  Vice       Managing Director of Thornburg
                                    President  since 1995; Vice President of
                                               Thornburg Investment Trust
                                               since 1995; President of
                                               Thornburg Securities
                                               Corporation since 1995; Senior
                                               Vice President of Financial
                                               Services, Raymond James &
                                               Associates, Inc. from 1991 to
                                               1995.


Alexander Motola, ___              Vice        Managing Director of Thornburg
                                   President   Since 2000; Vice President of
                                               Thornburg Investment Trust
                                               Since 2000; Portfolio Manager,
                                               Insight Capital Research &
                                               Management, Inc., Walnut
                                               Creek, California 1995-2000.



Jack Lallement, 61            Assistant Vice   Assistant Vice President of
                                   President   Thornburg Investment Trust
                                               since September 1997; Fund
                                               Accountant for Thornburg since
                                               March 1997; Chief Financial
                                               Officer/Controller for Zuni
                                               Rental, Inc. (equipment
                                               leasing and sales),
                                               Albuquerque, New Mexico from
                                               February 1995 to March 1997;
                                               Chief Financial
                                               Officer/Controller, Montgomery
                                               & Andrews, P.A. (law firm),
                                               Santa Fe, New Mexico from
                                               March 1987 to August 1994.

Thomas Garcia, 29             Assistant Vice   Assistant Vice President of
                                   President   Thornburg Investment Trust
                                               since September 1997; Fund
                                               Accountant for Thornburg since
                                               1993 to 1998 and Assistant
                                               Portfolio Manager from 1998 to
                                               present ; BBA, University of
                                               New Mexico, 1993.

Van J. Billops, 34            Assistant Vice   Assistant Vice President of
                                   President   Thornburg Investment Trust
                                               since September 1997; Fund
                                               Accountant for Thornburg since
                                               1992.

Dale Van Scoyk, 52                 Vice        Vice President of Thornburg
                                   President   Investment Trust since 1998;
                                               Account Manager for Thornburg
                                               since 1997, Vice President
                                               since 1999 and Managing
                                               Director since 1999; National
                                               Account Manager for the
                                               Heartland Funds 1993 - 1997.

Wendy Trevisani, 30,               Vice        Associate of Thornburg since
                                   President   1999 and Vice President since
                                               February 2000; Sales
                                               Representative (fixed income
                                               sales), Soloman Smith Barney
                                               1996-1999; Student, Columbia
                                               University, 1994-1996.

Joshua Gonze, 38                   Vice        Associate of Thornburg since
                                   President   1999 and Vice President since
                                               1999; Associate Director,
                                               Corporate Credit Ratings,
                                               Standard & Poor's Corporation,
                                               1994 - 1996.


Brad Kinkelaar, __                 Vice        Assistant Portfolio Manager,
                                   President   Thornburg since 1999; Equity
                                               Investment Analyst, State Farm
                                               Insurance Companies, 1996-
                                               1999; Student, Kellogg
                                               Graduate School of Management,
                                               Northwestern University 1994-
                                               1996.


Sophia Franco, 29             Assistant Vice   Assistant Vice President of
                                   President   Thornburg Investment Trust
                                               since 1998; Associate
                                               of Thornburg since 1994.



Kerry Lee, 33                      Vice        Assistant Vice President
                                   President   of Thornburg Investment
                                               Trust from 1998 to 1999, Vice
                                               President since 1999;
                                               Associate of Thornburg since
                                               1995.



Yvette Lucero, 28             Assistant Vice     Assistant Vice President of
                                   President     Thornburg Investment Trust
                                                 Since 1999; Associate of
                                                 Thornburg since 1997; Sales
                                                 Associate, Virginia Trading
                                                 Post, 1992-1997.

Christopher Ihlefeld, 30      Assistant Vice     Assistant Vice President of
                                   President     Thornburg Investment Trust
                                                 Since 1999; Associate of
                                                 Thornburg since 1996;
                                                 Student, College of Santa Fe
                                                 1996-1998; Student, Western
                                                 New Mexico University,
                                                 1995-1996; Student, Rollins
                                                 College, 1991-1994.

Egor N. Rybakov, __           Assistant Vice    Assistant Portfolio Manager,
                                  President     Thornburg, since 1999;
                                                Student, University of
                                                Illinois at Chicago, 1997-
                                                1999; Student, State
                                                University of New York,
                                                Albany, 1996-1997; Student,
                                                Moscow State University,
                                                1996.

Doris Forcheimer, __          Assistant Vice    Fund Accountant, Thornburg,
                                  President     since 2000; Controller, Surf
                                                & Turf Rentals, Honolulu,
                                                Hawaii, 1998-2000; bookkeeper
                                                and accountant, 1997-2000;
                                                Controller, City Fitness
                                                Health and Fitness Centers,
                                                Washington, D.C., 1990-1996;
                                                Student University of Hawaii,
                                                1998-1999.

Christina L. Keyes, __        Assistant Vice    Fund Accountant, Thornburg,
                                  President     since 2000; Business Manager,
                                                International Institute of
                                                Chinese Medicine, Santa Fe,
                                                New Mexico, 1999-2000;
                                                Business Manager, Alstin
                                                Corporation, Albuquerque, New
                                                Mexico, 1999; Administrative
                                                Assistant, Albuquerque Arts
                                                Alliance, 1997-1998; Student,
                                                University of New Mexico,
                                                1998.

Randy Dry, __                 Assistant Vice    Assistant Portfolio Manager,
                                  President     Thornburg Equity Trader,
                                                Davis Selected Advisers,
                                                L.P., Santa Fe, New Mexico,
                                                1997-2000; Student, Anderson
                                                School of Management,
                                                University of New Mexico
                                                1997.





     The business address of each person listed is 119 East Marcy Street, Suite 202, Santa Fe, New Mexico 87501. Mr. Thornburg is a Director of TSC, and Executive Vice President of Daily Tax-Free Income Fund, Inc. Mr. Ziesenheim is president of TSC, and Ms. Fischer is secretary of TSC.

  The officers and Directors affiliated with Thornburg will serve without any compensation from the Company. The Company pays each Director who is not an employee of Thornburg or an affiliated company a quarterly fee of $1,000 plus a $1,000 fee for each meeting of the Board of Directors attended by the Director. In addition, the Company pays a $2,000 annual stipend to each member of the audit committee, and reimburses all Directors for travel and out-of-pocket expenses incurred in connection with attending such meetings. The Company does not pay retirement or pension benefits.


     The Company paid fees to the Directors and the Advisory Director during the year ended June 30, 2001 as follows:




                         Pension or
                         Retirement        Estimated     Total
           Aggregate     Benefits          Annual        Compensation
Name of    Compensation  Accrued as        Benefits      from Company and
Person,    from          Part of           Upon          Fund Complex
Position   Company       Fund Expenses     Retirement    Paid to Directors*
--------   ------------  -------------     ------------- -----------------
H. Garrett      0             0                 0              0
Thornburg,
Jr.

J. Burchenal   $4,000         0                 0            $12,000
Ault
(former Director;
 term of office
 ended
 December 31, 2000)

Eliot R.       $8,000         0                 0             $8,000
Cutler

James E.      $10,000         0                 0            $10,000
Monaghan, Jr.

A. G.         $10,000         0                 0            $10,000
Newmyer, III

Richard M.     $8,000         0                 0             $8,000
Curry
(Advisory Director
 through December
 31, 2000)

David D. Chase $8,000         0                 0            $18,000

* The Fund Complex includes the Company and the Trust. The Company comprises two separate series, Limited Term National Fund and Limited
   Term California Fund. The Trust consists of nine active series, Intermediate National Fund, Intermediate New Mexico Fund, Intermediate
   Florida Fund, Intermediate New York Fund, Government Fund, Income Fund,
   Value Fund, Global Value Fund and Growth Fund.  Mr. Ault was, until
   December 31, 2000, a Director of the Company and a Trustee of the Trust.

   Mr. Chase is both a Director of the Company and a Trustee of the Trust.




     Intermediate National Fund; Intermediate New Mexico Fund; Intermediate Florida Fund; Intermediate New York Fund; Government Fund; Income Fund; Value Fund; Global Value Fund; and Growth Fund.

     Intermediate National Fund, Intermediate New Mexico Fund; Intermediate Florida Fund; Intermediate New York Fund; Government Fund, Income Fund, Value Fund, Global Value Fund and Growth Fund are separate "series" or investment portfolios of Thornburg Investment Trust, a Massachusetts business trust (the "Trust"). The management of these Funds, including the general supervision of Thornburg's performance of its duties under the Investment Advisory Agreements and Administrative Services Agreements applicable to the Funds, is the responsibility of the Trust's Trustees. There are five Trustees, one of whom is an "interested person" (as the term "interested" is defined in the Investment Company Act of 1940) and four of whom are "disinterested" persons. The names of Trustees and officers and their principal occupations and affiliations during the past five years are set forth below, with the Trustee who is an "interested person" of the Trust indicated by an asterisk.



H. Garrett Thornburg, Jr.,* 54     Trustee;   Chairman of Trustees; Director,
                                   Chairman   Chairman (since 1987) and
                                of Trustees   Treasurer (since its inception
                                              in 1984) of Thornburg Limited
                                              Term Municipal Fund, Inc.;
                                              Chairman and Director of
                                              Thornburg Mortgage Advisory
                                              Corporation since its formation
                                              in 1989; Chairman and Director
                                              of Thornburg Mortgage Asset
                                              Corporation (real estate
                                              investment trust) since its
                                              formation in 1993; Executive
                                              Vice President of Daily Tax
                                              Free Income Fund, Inc. (mutual
                                              fund) since its formation in
                                              1982 and a Director from 1982
                                              to June 1993; Director and
                                              Treasurer of Thornburg since
                                              its formation in 1982 and
                                              President
                                              from 1982 to August 1997.

David A. Ater, 53                  Trustee    Principal in Ater & Ater
                                              Associates, Santa Fe, New
                                              Mexico (developer, planner and
                                              broker of residential and
                                              commercial real estate) since
                                              1990; owner, developer and
                                              broker for various real estate
                                              projects; Director of Thornburg
                                              Mortgage Asset Corporation
                                              (real estate investment trust)
                                              since 1994.

David D. Chase, 59                  Trustee   Chairman, President and CEO
                                              of general partner of Vestor
                                              Partners, LP, Santa Fe, NM
                                              (private equity fund);
                                              Chairman and CEO of Vestor
                                              Holdings, Inc., Santa Fe, NM
                                              (merchant bank).

Forrest S. Smith, 68               Trustee    Attorney in private practice
                                              and shareholder Catron, Catron
                                              & Sawtell (law firm), Santa Fe,
                                              New Mexico.

James W. Weyhrauch, 40             Trustee    Executive Vice President and
                                              Director, Nambe' Mills, Inc.
                                              (manufacturer), Santa Fe, New
                                              Mexico.

Brian J. McMahon, 44             President    President of Thornburg Limited
                       Assistant Secretary    Term Municipal Fund,Inc.
                                              since 1987; Managing Director
                                              of Thornburg since December
                                              1985, President of Thornburg
                                              since August 1997 and a Vice
                                              President from April 1984 to
                                              August 1997.

Steven J. Bohlin, 40        Vice President    Vice President of Thornburg
                                 Treasurer    Limited Term Municipal Fund,
                                              Inc. since 1988; a Managing
                                              Director and a Vice President
                                              of Thornburg.

Dawn B. Fischer, 52              Secretary    Secretary of Thornburg Limited
                       Assistant Treasurer    Term Municipal Fund, Inc. since
                                              its formation in 1984; Vice
                                              President, Daily Tax Free
                                              Income Fund, Inc. (Mutual Fund)
                                              since 1989; Managing Director
                                              of Thornburg since 1985 and a
                                              Vice President since January
                                              1984.

William Fries, 59           Vice President    Managing Director of Thornburg
                                              since 1995 and Vice President
                                              of Thornburg Limited Term
                                              Municipal Fund, Inc. since
                                              1995; Vice President
                                              of USAA Investment Management
                                              Company from 1982 to 1995.

Ken Ziesenheim, 45          Vice President    Managing Director of Thornburg
                                              since 1995; Vice President of
                                              Thornburg Limited Term
                                              Municipal Fund, Inc. since
                                              1995; President of Thornburg
                                              Securities Corporation since
                                              1995; Senior Vice President of
                                              Financial Services, Raymond
                                              James & Associates, Inc. from
                                              1991 to 1995.

George Strickland, 36       Vice President    Assistant Vice President of
                                              Thornburg Limited Term
                                              Municipal Fund, Inc. from
                                              1992 to 1998, and Vice
                                              President from 1998; Associate
                                              of Thornburg since July 1991
                                              and a Managing Director
                                              commencing in 1996; Vice
                                              President of Thornburg since
                                              December 1995.

Leigh Moiola, 32            Assistant Vice    Assistant Vice President of
                                 President    Thornburg Limited Term
                                              Municipal Fund, Inc. from
                                              1997 to 1999, and Vice
                                              President since 1999; Vice
                                              President of Thornburg since
                                              1995 and Managing Director
                                              commencing in 1998.

Jack Lallement, 61          Assistant Vice    Assistance Vice President of
                                 President    Thornburg Limited Term
                                              Municipal Fund, Inc. since
                                              September 1997; Fund Accountant
                                              for Thornburg since March 1997;
                                              Chief Financial
                                              Officer/Controller
                                              for Zuni Rental, Inc.
                                              (equipment leasing and sales),
                                              Albuquerque, New Mexico from
                                              February 1995 to March 1997;
                                              Chief Financial
                                              Officer/Controller, Montgomery
                                              & Andrews, P.A. (law firm),
                                              Santa Fe, New Mexico from March
                                              1987 to August 1994.

Thomas Garcia, 29           Assistant Vice    Assistant Vice President of
                                 President    Thornburg Limited Term
                                              Municipal Fund, Inc. since
                                              1997; Fund Accountant for
                                              Thornburg from 1994 to 1998;
                                              Portfolio Analyst from 1998 to
                                              present; Vice President since
                                              February 2000; since 1994; BBA,
                                              University of New Mexico, 1993.

Van J. Billops, 33          Assistant Vice    Assistant Vice President of
                                 President    Thornburg Limited Term
                                              Municipal Fund, Inc. since
                                              1997; Fund Accountant for
                                              Thornburg since 1993.

Dale Van Scoyk, 52               Vice         Vice President of Thornburg
                                 President    Limited Term Municipal Fund,
                                              Inc. since 1999; Account
                                              Manager for Thornburg since
                                              1997; Vice President since
                                              1999, and Managing Director
                                              since 1999 National Account
                                              Manager for the Heartland Funds
                                              1993 - 1997.

Sophia Franco-Marquez, 29   Assistant Vice    Assistant Vice President of
                                 President    Thornburg Limited Term
                                              Municipal Fund, Inc. since
                                              1998;  Associate of Thornburg
                                          since 1994.



Kerry Lee, 33                    Vice         Assistant Vice President of
                                 President    Thornburg Limited Term
                                              Municipal Fund, Inc. from
                                              1998 to 1999, and vice
                                              President since 1999; Associate
                                              of Thornburg since 1995.



Yvette Lucero, 28           Assistant Vice      Assistant Vice President of
                                 President      Thornburg Limited Term
                                                Municipal Fund, Inc. since
                                                1999; Associate of Thornburg
                                                since 1997; Sales Associate,
                                                Virginia Trading Post,
                                                1992-1997.

Christopher Ihlefeld, 30    Assistant Vice      Assistant Vice President of
                                 President      Thornburg Limited Term
                                                Municipal Fund, Inc. since
                                                1999; Associate of Thornburg
                                                since 1996; Student, College
                                                of Santa Fe 1996-1998;
                                                Student, Western New Mexico
                                                University, 1995-1996;
                                                Student, Rollins
                                                College, 1991-1994.



     The business address of each person listed is 119 East Marcy Street, Suite 202, Santa Fe, New Mexico 87501. Mr. Thornburg is a Director of TSC, Executive Vice President of Daily Tax-Free Income Fund, Inc., and a Chairman and Treasurer of Thornburg Limited Term Municipal Fund, Inc. Mr. Ziesenheim and Ms. Fischer are president and secretary, respectively, of TSC.

  The officers and Trustees affiliated with Thornburg serve without any compensation from the Trust. The Trust pays each Trustee who is not an employee of Thornburg or an affiliated person an annual fee of $2,000 plus $1,000 for each meeting of the Trustees attended by the Trustee. In addition, the Trust pays a $4,000 annual stipend to each member of the audit committee, payable in quarterly installments, and reimburses all Trustees for travel and out-of-pocket expenses incurred in connection with attending those meetings. The Trustees have established one committee, the audit committee. The Trust does not pay retirement or pension benefits.

     The Trust paid fees to the Trustees during the year ended September 30, 2000 as follows:

                      Pension or
                         Retirement        Estimated      Total
           Aggregate     Benefits          Annual         Compensation
           Compensation  Accrued as        Benefits       from Trust and
           from          Part of           Upon           Fund Complex
Trustee    Trust         Fund Expenses     Retirement     Paid to Trustee*
--------   ------------  -------------     -------------  ---------------
H. Garret*
Thornburg, Jr.      0          0                 0              0

David A.       $9,000          0                 0         $9,000
Ater
(former Trustee;
term of office
ended December
31, 2000)

J. Burchenal   $9,500          0                 0        $18,000
Ault

Forrest S.    $10,000          0                 0        $10,000
Smith

James W.      $10,000          0                 0        $10,000
Weyhrauch

* The Fund Complex includes the Company and the Trust. The Company comprises two separate series, Limited Term National Fund and Limited
   Term California Fund. The Trust consists of nine active series, Intermediate National Fund, Intermediate New Mexico Fund, Intermediate
   Florida Fund, Intermediate New York Fund, Government Fund, Income Fund,
   Value Fund, Global Value Fund and Growth Fund.  Mr. Ault was, until
   December 31, 2000, a Director of the Company and a Trustee of the Trust.

   Mr. Chase is both a Director of the Company and a Trustee of the Trust.





Personal Securities Transactions of Personnel

     The Company, the Trust, the investment adviser to the Company and the Trust, and the distributor for the Company and the Trust, each have adopted a code of ethics under Rule 17j-1 of the Investment Company Act of 1940. Specified personnel of the Company, Trust, investment adviser and distributor, including individuals engaged in investment management activities and others are permitted under the codes of make personal investments in securities, including securities that may be purchased or held by the Funds. Certain investments are prohibited or restricted as to timing, and personnel subject to the codes must report their investment activities to a compliance officer.


                    PRINCIPAL HOLDERS OF SECURITIES

Limited Term National Fund


     As of August 7, 2001, Limited Term National Fund had an aggregate of 57,842,657.39 shares outstanding, of which 49,119,073.73 were Class A shares and 2,006,460.46 were Class C shares. No persons are known to have held of record or beneficially 5% or more of Limited Term National Fund's outstanding shares on August 7, 2001. On the same date, the officers, Directors and related persons of Thornburg Limited Term Municipal Fund, Inc., as a group, held less than one percent of the outstanding shares of the Fund.


Limited Term California Fund


     As of August 7, 2001, Limited Term California Fund had an aggregate of 8,133,417.65 shares outstanding, of which 7,131,722.19 were Class A shares and 512,283.40 were Class C shares. On August 7, 2001, the officers, Directors and related persons of Thornburg Limited Term Municipal Fund, Inc., as a group, held less than one percent of the outstanding shares of the Fund. As of the same date, no persons are known to have held of record or beneficially 5% of Limited Term California Fund's outstanding shares.



Intermediate National Fund


     As of August 7, 2001, Intermediate National Fund had an aggregate of 29,377,029.68 shares outstanding, of which 25,176,800.81 were Class A shares and 2,903,127.31 were Class C shares. On August 7, 2001 the officers, Trustees and related persons of Thornburg Investment Trust, as a group, held less than one percent of the outstanding shares of the Fund.


     As of the same date, the following person was known to have held of record or beneficially 5% or more of Intermediate National Fund's outstanding shares:


                                  No of                   % of
Shareholder                       Shares               Total Shares
-----------                       ------               ------------
BancOne Securities Corp.          3,915,014.872           13.33%
733 Greencrest Drive
Westerville, Ohio 43081


Intermediate New Mexico Fund


     As of August 7, 2001, Intermediate New Mexico Fund had 12,410,804.27 shares outstanding, of which 12,207,896.97 were Class A shares and 202,907.31 were Class D shares. On August 7, 2001, the officers, Trustees and related persons of Thornburg Investment Trust, as a group, held 694,159.741 shares, representing 5.59% of the Fund's outstanding shares. As of the same date, the following persons was known to hold of record of beneficially 5% or more of Intermediate New Mexico Fund's outstanding shares:

                                  No of                   % of
Shareholder                       Shares               Total Shares
-----------                       ------               ------------
MLPF & S                          702,446.459             5.28%
4800 Deer Lake Drive
Jacksonville, Florida 32246


Intermediate Florida Fund


     As of August 7, 2001, Intermediate Florida Fund had 2,354,865.37 shares outstanding, all of which were Class A shares. On August 7, 2000, the officers, Trustees and related persons of Thornburg Investment Trust, as a group, held less than one percent of the Fund's outstanding shares. As of the same date, the following persons were known to have held of record or beneficially 5% or more of the Fund's outstanding shares:

                                  No of                   % of
Shareholder                       Shares               Total Shares
-----------                       ------               ------------
Deutsche Banc Alex Brown, Inc.    134,853.044             5.73%
P.O. Box 1346
Baltimore, MD 21203

Charles Schwab & Co., Inc.        161,599.979             6.86%
101 Montgomery Street
San Francisco, CA 94104



Intermediate New York Fund

     As of August 7, 2001, Intermediate New York Fund had 2,062,875.07 shares outstanding, all of which were Class A shares. On August 7, 2001, the officers, Trustees and related persons of Thornburg Investment Trust, as a group, held less than one percent of the Fund's outstanding shares. As of the same date, no persons were known to have held of record or beneficially 5% or more of the Fund's outstanding shares.


Government Fund

     As of August 7, 2001, Government Fund had an aggregate of 8,445,399.64 shares outstanding, of which 7,332,606.26 were Class A shares and 808,734.55 were Class C shares. No persons are known to have held of record or beneficially 5% or more of Government Fund's outstanding shares on August 7, 2001. On the same date, the officers, Trustees and related persons of Thornburg Investment Trust, as a group, held less than one percent of the outstanding shares of the Fund.


Income Fund


     As of August 7, 2001, Income Fund had an aggregate of 6,674,063.49 shares outstanding, of which 3,905,088.30 were Class A shares and 902,429.64 were Class C shares. As of August 7, 2001, officers and Trustees of the Trust as a group, together with related persons, owned less than one percent of the Fund's outstanding shares. As of the same date, no persons were known to have held of record or beneficially 5% or more of Limited Term Income Fund's outstanding shares.


Value Fund

     As of August 7, 2001, Value Fund had an aggregate of 70,975,312.17 shares outstanding, of which 41,205,288.91 were Class A shares, 2,481,476.42 were Class B shares, and 16,555,700.57 were Class C shares.
On August 7, 2001, the officers, Trustees and related persons of Thornburg Investment Trust, as a group, held less than one percent of the Fund's outstanding shares. As of the same date, the following person was known to have held of record or beneficially 5% or more of Value Fund's outstanding shares:

                                  No of                   % of
Shareholder                       Shares               Total Shares
-----------                       ------               ------------
Charles Schwab & Co., Inc.        14,369,688.613          20.25%
101 Montgomery St.
San Francisco, CA 91404


Global Value Fund


     As of August 7, 2001, Global Value Fund had 7,905,820.12 shares outstanding, of which 4,630,026.78 were Class A shares, 198,696.07 were Class B shares, and 2,206,817.57 were Class C shares. On August 7, 2001, officers, Trustees and related persons of Thornburg Investment Trust, as a group, owned 611,889.611 shares of Global Value Fund, representing 7.74% of the Fund's outstanding shares. As of the same date, the following persons were known to have held of record or beneficially 5% or more of Global Value Fund's outstanding shares:

                                  No of                   % of
Shareholder                       Shares               Total Shares
-----------                       ------               ------------
Firstar Bank                    1,068,068.239             13.51%
P.O. Box 1787
Milwaukee, WI

Charles Schwab & Co., Inc.        451,041.895              5.71%
101 Montgomery Street
San Francisco, CA 94104

Garrett Thornburg                 457,261.801 (1)          5.78%
119 E. Marcy St.
Santa Fe, NM 87501

(1) Total includes 178,538.160 shares owned by Thornburg Investment Management, Inc., as to which Mr. Thornburg is controlling shareholder, 137,534.582 shares owned by the Thornburg Investment Management, Inc. Profit Sharing Plan, as to which Mr. Thornburg is a trustee and holds shared voting and investment powers, and 141,189.059 shares owned by the Garrett Thornburg Revocable Trust, as to which Mr. Thornburg is trustee.


Growth Fund


     As of August 7, 2001, Growth Fund had 1,097,246.90 shares outstanding, of which 802,309.60 were Class A shares and 294,937.30 were Class C shares. On August 7, 2001, officers, trustees and related persons, as a group, owned 391,893.429 shares of Growth Fund, representing 35.72% of the Fund's outstanding shares. As of the same date, the following persons were known to have held of record or beneficially 5% or more of Growth Fund's outstanding shares:

                                  No of                   % of
Shareholder                       Shares               Total Shares
-----------                       ------               ------------
Garrett Thornburg                  258,702.942 (1)         23.58%
119 East Marcy Street
Santa Fe, NM 87501

Dawn Fischer                        269,429.89 (2)        24.56%
119 East Marcy Street
Santa Fe, NM 87501

Brian McMahon                      219,968.777 (3)        20.05%
119 East Marcy Street
Santa Fe, NM 87501

(1) Total includes 174,950.848 shares owned by Thornburg Investment Management, Inc. Profit Sharing Plan, as to which Mr. Thornburg is a trustee and holds shared voting and investment powers, and 83,752.094 shares held by the Garrett Thornburg Revocable Trust, as to which Mr. Thornburg is trustee.

(2) Total includes 174,950.848 shares owned by Thornburg Investment Management Inc. Profit Sharing Plan, as to which Ms. Fischer is a trustee and holds shared voting and investment powers, 65,246.787 shares owned by Lloyd Thornburg Irrevocable Trust, as to which Ms. Fischer is trustee, and 29,232.255 shares owned by the Thornburg Descendants Trust, as to which Ms. Fischer is a trustee and holds shared voting and investment powers.

(3) Total includes 174,950.848 shares owned by Thornburg Investment Management, Inc. Profit Sharing Plan, as to which Mr. McMahon is a trustee and holds shared voting and investment powers, and 29,232.255 shares owned by the Thornburg Descendants Trust, as to which Mr. McMahon is a trustee and holds shared voting and investment powers.


                            NET ASSET VALUE

     Each Fund will calculate the net asset value at least once daily on days when the New York Stock Exchange is open for trading, and more frequently if deemed desirable by the Fund. Net asset value will not be calculated on New Year's Day, Washington's Birthday (on the third Monday in February), Good Friday, Memorial Day (on the last Monday in May), Independence Day, Labor Day, Thanksgiving Day, Christmas Day, on the preceding Friday if any of the foregoing holidays falls on a Saturday, and on the following Monday if any of the foregoing holidays falls on a Sunday. Under the Investment Company Act of 1940, net asset value must be computed at least once daily on each day (i) in which there is a sufficient degree of trading in a Fund's portfolio securities that the current net asset value of its shares might be materially affected by changes in the value of such securities and (ii) on which an order for purchase or redemption of its shares is received.

                               DISTRIBUTOR

     Pursuant to a Distribution Agreement with Thornburg Limited Term Municipal Fund, Inc., Thornburg Securities Corporation ("TSC") acts as principal underwriter of Limited Term National Fund and Limited Term California Fund shares, and pursuant to a separate Distribution Agreement with Thornburg Investment Trust, TSC also acts as principal underwriter for Intermediate National Fund, Intermediate New Mexico Fund, Intermediate Florida Fund, Intermediate New York Fund, Government Fund, Income Fund, Value Fund, Global Value Fund, and Growth Fund. The Funds do not bear selling expenses except (i) those involved in registering its shares with the Securities and Exchange Commission and qualifying them or the Fund with state regulatory authorities, and (ii) expenses paid under the Service Plans and which might be considered selling expenses. Terms of continuation, termination and assignment under the Distribution Agreement are identical to those described above with regard to the Investment Advisory Agreements, except that termination other than upon assignment requires six months' notice.


     Garrett Thornburg, Treasurer, a Director and Chairman of the Board of Thornburg Limited Term Municipal Fund, Inc. and Chairman and Trustee of Thornburg Investment Trust, is also Director and controlling stockholder of TSC.


     The following table shows the commissions and other compensation received by TSC from each of the Funds for the fiscal years shown, except for amounts paid under Rule 12b-1 plans, which are described above under the caption "Service and Distribution Plans."



                             Aggregate         Net Underwriting
Year                        Underwriting   Discounts and Commissions         Compensation on           Brokerage        Other
Ended      Fund             Commissions           Paid to TSC           Redemptions and Repurchases    Commissions   Compensation
-----      ----             ------------   --------------------------   ---------------------------    -----------   ------------
9/30/99    Intermediate
           National Fund      $571,294           $55,228                         $11,875                  -0-             *

           Intermediate
           New Mexico Fund    $317,481           $28,772                            -0-                   -0-             *

           Intermediate
           Florida Fund        $85,986            $9,028                            -0-                   -0-             *

           Government Fund    $102,502           $10,874                          $2,112                  -0-             *

           Income Fund         $67,275            $7,715                          $2,387                  -0-             *

           Value Fund       $2,618,305          $313,665                         $25,785                  -0-             *

           Global Value Fund  $125,207           $16,643                            $990                  -0-             *

9/30/00    Intermediate
           National Fund       $94,045            $1,241                          $3,571                  -0-             *

           Intermediate
           New Mexico Fund    $112,623            $2,127                             -0-                  -0-             *

           Intermediate
           Florida Fund         $8,839              $210                             -0-                  -0-             *

           Government Fund     $14,630               $61                          $5,930                  -0-             *

           Income Fund          $9,864               $41                          $1,077                  -0-             *

           Value Fund       $3,434.087          $416,250                         $65,506                  -0-             *

           Global Value Fund  $442,781           $54,720                          $3,371                  -0-             *

           Growth Fund             N/A               N/A                             N/A                    N/A           *




                             Aggregate         Net Underwriting
Year                        Underwriting   Discounts and Commissions         Compensation on           Brokerage        Other
Ended      Fund             Commissions           Paid to TSC           Redemptions and Repurchases    Commissions   Compensation
-----      ----             ------------   --------------------------   ---------------------------    -----------   ------------

6/30/01    Limited Term
           National Fund     $213,076            $3,638.29                         $6,319                  -0-           *

           Limited Term
           California Fund    $65,089            $1,217.34                         $1,387                  -0-           *

           Intermediate
           New York Fund      $20,269              $228                               -                    -0-           *


6/30/00    Limited Term
           National Fund     $158,204            $1,309                            $5,844                  -0-           *

           Limited Term
           California Fund    $30,070              $245                            $1,640                  -0-           *

           Intermediate
           New York Fund      $13,074               $28                              -0-                   -0-           *




ADDITIONAL INFORMATION RESPECTING PURCHASE AND REDEMPTION OF SHARES

Waivers of CDSCs on Redemptions of Class B Shares

     The contingent deferred sales charge (CDSC) imposed on redemptions of Class B shares will be waived in the event of the death of the shareholder (including a registered joint owner) occurring after the purchase of the shares redeemed. The CDSC also will be waived for redemptions resulting from minimum required distributions made in connection with an IRA, Keogh Plan or a custodial account under Section 403(b) of the Code, or other qualified retirement plan, following attainment of age 70-1/2.

     To the extent consistent with state and federal law, your Fund may make payments of the redemption price either in cash or in kind. The Funds have elected to pay in cash all requests for redemption by any shareholder. They may, however, limit such cash in respect to each shareholder during any 90-day period to the lesser of $250,000 or 1% of the net asset value of a Fund at the beginning of such period. This election has been made pursuant to Rule 18f-1 under the Investment Company Act of 1940 and is irrevocable while the Rule is in effect unless the Securities and Exchange Commission, by order, permits its withdrawal. In the case of a redemption in kind, securities delivered in payment for shares would be valued at the same value assigned to them in computing the net asset value per share of the Fund. A shareholder receiving such securities would incur brokerage costs when selling the securities.


                           INDEPENDENT AUDITORS

     PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036 is the independent auditor of the Funds.

                           FINANCIAL STATEMENTS

  The audited financial statements contained in the Annual Reports to Shareholders of Limited Term National Fund, Limited Term California Fund and Intermediate New York Fund, for the fiscal year ended June 30, 2001, the audited financial statements contained in the Annual Reports to Shareholders of Intermediate National Fund, Intermediate New Mexico Fund, Intermediate Florida Fund, Government Fund, Income Fund, Value Fund and Global Value Fund, for the fiscal year ended September 30, 2000, the unaudited financial statements contained in the Semiannual Reports to Shareholders of Intermediate National Fund, Intermediate New Mexico Fund, Intermediate Florida Fund, Government Fund, Income Fund, Value Fund and Global Value Fund for the six months ended March 31, 2001, and the unaudited financial statements contained in the Semiannual Report to Shareholders of Growth Fund for the period ended March 31, 2001, are incorporated herein by reference.

                    Statement of Additional Information
                                    for
                        Institutional Class Shares
                                    of
          Thornburg Limited Term Municipal Fund National Portfolio
                      ("Limited Term National Fund")
        Thornburg Limited Term Municipal Fund California Portfolio
                     ("Limited Term California Fund")
                  Thornburg Intermediate Municipal Fund
                      ("Intermediate National Fund")
               Thornburg Limited Term U.S. Government Fund
                            ("Government Fund")
                    Thornburg Limited Term Income Fund
                             ("Income Fund")
                           Thornburg Value Fund
                              ("Value Fund")
                        Thornburg Global Value Fund
                           ("Global Value Fund")

                    119 East Marcy Street, Suite 202
                        Santa Fe, New Mexico 87501








     Thornburg Limited Term Municipal Fund National Portfolio ("Limited Term National Fund") and Thornburg Limited Term Municipal Fund California Portfolio ("Limited Term California Fund") are investment portfolios established by Thornburg Limited Term Municipal Fund, Inc. (the "Company"), and Thornburg Intermediate Municipal Fund ("Intermediate National Fund"), Thornburg Limited Term U.S. Government Fund ("Government Fund"), Thornburg Limited Term Income Fund ("Income Fund") and Thornburg Value Fund ("Value Fund") are investment portfolios established by Thornburg Investment Trust (the "Trust"). This Statement of Additional Information relates to the investments made or proposed to be made by the Funds, investment policies governing the Funds, the Funds' management, and other issues of interest to a prospective purchaser of Institutional Class shares offered by the Funds.

  This Statement of Additional Information is not a prospectus but should be read in conjunction with the Funds' Institutional Class Prospectus dated August 25, 2001. A copy of the Institutional Class Prospectus for the Funds and the most recent Annual and Semiannual Reports for each of the Funds may be obtained at no charge by writing to the distributor of the Funds' Institutional Class shares, Thornburg Securities Corporation, at 119 East Marcy Street, Suite 202, Santa Fe, New Mexico 87501.

     Prior to June 28, 1985 the Company's name was "Tax-Free Municipal Lease Fund, Inc."; and prior to October 1, 1995, the Trust's name was "Thornburg Income Trust."

  The date of this Statement of Additional Information is August 25,
2001.

                           TABLE OF CONTENTS

ORGANIZATION OF THE FUNDS . . . . . . . . . . . . . . . . . . .__

INVESTMENT POLICIES. . . . . . . . . . . . . . . . . . . . . . __
  MUNICIPAL FUNDS. . . . . . . . . . . . . . . . . . . . . . . __
  INCOME FUNDS . . . . . . . . . . . . . . . . . . . . . . . . __
  EQUITY FUNDS. . . . . . . . . . . . . . . . . .  . . . . . . __

INVESTMENT LIMITATIONS . . . . . . . . . . . . . . . . . . . . __
    Investment Limitations - Limited Term National Fund
     and Limited Term California Fund. . . . . . . . . . . . . __
    Investment Limitations - Intermediate National Fund. . . . __
    Investment Limitations - Government Fund . . . . . . . . . __
    Investment Limitations - Income Fund . . . . . . . . . . . __
    Investment Limitations - Value Fund and Global Value . . . __

YIELD AND RETURN COMPUTATION . . . . . . . . . . . . . . . . . __
    Performance and Portfolio Information - Municipal
     Funds and Income Funds. . . . . . . . . . . . . . . . . . __
    Performance and Portfolio Information - Value Fund
     and Global Value. . . . . . . . . . . . . . . . . . . . . __

REPRESENTATIVE PERFORMANCE INFORMATION . . . . . . . . . . . . __
    Representative Performance Information - Limited Term
     National Fund (Institutional Class) . . . . . . . . . . . __
    Representative Performance Information - Limited Term
     California Fund (Institutional Class) . . . . . . . . . . __
    Representative Performance Information - Intermediate
     National Fund (Institutional Class) . . . . . . . . . . . __
    Representative Performance Information - Government Fund
     (Institutional Class) . . . . . . . . . . . . . . . . . . __
   Representative Performance Information - Income Fund
     (Institutional Class) . . . . . . . . . . . . . . . . . . __
   Representative Performance Information - Value Fund
     (Institutional Class) . . . . . . . . . . . . . . . . . . __

TAXES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . __
    Federal Income Taxes - In General. . . . . . . . . . . . . __
    Federal Income Taxation - Municipal Funds. . . . . . . . . __
    State and Local Tax Aspects of the Municipal Funds . . . . __
    Federal Income Taxes - Income Funds. . . . . . . . . . . . __
    State and Local Income Tax Considerations - Income Funds . __ Federal Income Taxes - Value Fund and Global Value Fund. . __ State and Local Income Tax Considerations - Value Fund
     and Global Value Fund . . . . . . . . . . . . . . . . . . __


DISTRIBUTIONS AND SHAREHOLDERS ACCOUNTS. . . . . . . . . . . . __

INVESTMENT ADVISER, INVESTMENT ADVISORY AGREEMENT, AND
ADMINISTRATIVE SERVICES AGREEMENT. . . . . . . . . . . . . . . __
    Investment Advisory Agreement. . . . . . . . . . . . . . . __
    Administrative Services Agreement. . . . . . . . . . . . . __
                                    i

SERVICE PLANS. . . . . . . . . . . . . . . . . . . . . . . . . __

PORTFOLIO TRANSACTIONS . . . . . . . . . . . . . . . . . . . . __
    In General . . . . . . . . . . . . . . . . . . . . . . . . __
    Municipal Funds and Income Funds . . . . . . . . . . . . . __
    Value Fund and Global Value Fund . . . . . . . . . . . . . __
    Portfolio Turnover Rates . . . . . . . . . . . . . . . . . __

MANAGEMENT . . . . . . . . . . . . . . . . . . . . . . . . . . __
    Limited Term National Fund and
     Limited Term California Fund. . . . . . . . . . . . . . . __
    Intermediate National Fund; Government Fund;
     Income Fund; Value Fund and Global Value Fund . . . . . . __


PRINCIPAL HOLDERS OF SECURITIES. . . . . . . . . . . . . . . . __
    Limited Term National Fund . . . . . . . . . . . . . . . . __
    Limited Term California Fund . . . . . . . . . . . . . . . __
    Intermediate National Fund . . . . . . . . . . . . . . . . __
    Government Fund. . . . . . . . . . . . . . . . . . . . . . __
    Income Fund. . . . . . . . . . . . . . . . . . . . . . . . __
    Value Fund . . . . . . . . . . . . . . . . . . . . . . . . __

NET ASSET VALUE. . . . . . . . . . . . . . . . . . . . . . . . __

DISTRIBUTOR. . . . . . . . . . . . . . . . . . . . . . . . . . __

ADDITIONAL INFORMATION RESPECTING
PURCHASE AND REDEMPTION OF SHARES. . . . . . . . . . . . . . . __

INDEPENDENT AUDITORS . . . . . . . . . . . . . . . . . . . . . __

FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . . . . . . __

                        ORGANIZATION OF THE FUNDS

     Limited Term National Fund and Limited Term California Fund are diversified series of Thornburg Limited Term Municipal Fund, Inc., a Maryland corporation organized in 1984 as a diversified, open-end management investment company (the "Company"). The Company currently offers two series of stock, Limited Term National Fund and Limited California Fund, each in multiple classes, and the Board of Directors is authorized to divide authorized but unissued shares into additional series and classes.

     Intermediate Municipal Fund, Government Fund, Value Fund and Global Value Fund are diversified series of Thornburg Investment Trust, a Massachusetts business trust (the "Trust") organized on June 3, 1987 as a diversified, open-end management investment company under a Declaration of Trust (the "Declaration"). The Trust currently has 11 authorized Funds, five of which are described in this prospectus. The Trustees are authorized to divide the Trust's shares into additional series and classes.

     The assets received for the issue or sale of shares of each Fund and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are especially allocated to the Fund, and constitute the underlying assets of that Fund. The underlying assets of each Fund are segregated on the books of account, and are to be charged with the liabilities with respect to that Fund and with a share of the general expense of the Company (if the Fund is a series of the Company), or of the Trust. Expenses with respect to the Company and the Trust are to be allocated in proportion in the asset value of the respective series and classes of the Company or the Trust except where allocations of direct expense can otherwise be fairly made. The officers of the Company, subject to the general supervision of the Company's directors, determine which expenses are allocable to a given Fund of the Company, or which are generally allocable to both Funds offered by the Company. Similarly, the officers of the Trust, subject to the general supervision of the Trustees, determine which expenses are allocable to a given Fund, or generally allocable to all of the Funds of the Trust. In the event of the dissolution or liquidation of the Trust or the Company, shareholders of each Fund are entitled to receive as a class and underlying assets of such Fund available for distribution.

     Each of the Funds may in the future, rather than invest in securities generally, seek to achieve its investment objectives by pooling its assets with assets of other funds for investment in another investment company having the same investment objective and substantially similar investment policies and restrictions as the Fund. The purpose of such an arrangement is to achieve greater operational efficiencies and to reduce cost. It is expected that any such investment company would be managed by Thornburg in a manner substantially similar to the corresponding Fund. Shareholders of each Fund would receive prior written notice of any such investment, but would not be entitled to vote on the action. Such an investment would be made only if at least a majority of the Directors or Trustees of the Fund determined it to be in the best interest of the participating Fund and its shareholders.

     The Company is a corporation organized under Maryland law, which provides generally that shareholders will not be held personally liable for the obligations of the corporation. The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust. The Declaration of Trust provides that the Trust shall not have any claim against shareholders except for the payment of the purchase price of shares. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a fund itself would be unable to meet its obligations. Thornburg believes that, in view of the above, the risk of personal liability to shareholders is remote.

     No Fund is liable for the liabilities of any other Fund. However, because the Company and the Trust share a Prospectus with respect to the Funds, there is a possibility that one of these companies could be liable for any misstatements, inaccuracies or incomplete disclosure in the Prospectus respecting Funds offered by the other company. The Company and the Trust do not concede, and specifically disclaim, any such liability.

     Each Fund may hold special shareholder meetings and mail proxy materials. These meetings may be called to elect or remove Directors or Trustees, change fundamental investment policies, or for other purposes. Shareholders not attending these meetings are encouraged to vote by proxy. Each Fund will mail proxy materials in advance, including a voting card and information about the proposals to be voted on. The number of votes you are entitled to is based upon the number of shares you own. Shares do not have cumulative rights or preemptive rights.

     State Street Bank and Trust, Boston, Massachusetts, is custodian of the assets of the Funds. The Custodian is responsible for the safekeeping of the Funds' assets and the appointment of subcustodian banks and clearing agencies. The Custodian takes no part in determining the investment policies of the Funds or in deciding which securities are purchased or sold by the Funds.

                             INVESTMENT POLICIES

MUNICIPAL FUNDS

      The primary investment objective of Limited Term National Fund and Intermediate National Fund is to provide for their respective shareholders as high a level of current investment income exempt from federal income tax as is consistent, in the view of the Funds' investment adviser, Thornburg Investment Management, Inc. ("Thornburg"), with preservation of capital. The primary investment objective of Limited Term California Fund is to provide for its shareholders as high a level of current investment income exempt from federal income tax and California state personal income tax as is consistent, in Thornburg's view, with preservation of capital. Limited Term National Fund, Limited Term California Fund and Intermediate National Fund are sometimes referred to in this Statement of Additional Information as the "Municipal Funds." This objective of preservation of capital may preclude the Municipal Funds from obtaining the highest possible yields.

     Limited Term National Fund and Intermediate National Fund will each seek to achieve their primary investment objective by investing in a diversified portfolio of obligations issued by state and local governments the interest on which is exempt from federal income tax ("Municipal Obligations").
Limited Term California Fund will seek to achieve its primary investment objective by investing in a portfolio of Municipal Obligations originating primarily in California. The Funds may invest in Municipal Obligations (or participation interests therein) that constitute leases or installment purchase or conditional sale contracts by state of local governments or authorities to obtain property or equipment ("Municipal Leases").

     The Limited Term National Fund and Limited Term California Fund each will maintain a portfolio having a dollar-weighted average maturity of normally not more than five years, with the objective of reducing fluctuations in its net asset value relative to municipal bond portfolios with longer average maturities while expecting lower yields than those received on portfolios with longer average maturities. The Intermediate National Fund will maintain a portfolio having a dollar-weighted average maturity of normally three to ten years, with the objective of reducing fluctuations in net asset value relative to long-term municipal bond portfolios. The Intermediate National Fund may receive lower yields than those received on long-term bond portfolios, while seeking higher yields and expecting higher share price volatility than the Limited Term National Fund.

     Each Municipal Fund's assets will normally consist of (1) Municipal Obligations or participation interests therein that are rated at the time of purchase within the four highest grades Aaa, Aa, A, Baa by Moody's Investors Service ("Moody's"), or AAA, AA, A, BBB by Standard & Poor's Corporation ("S&P"), or Fitch Investors Service ("Fitch"), (2) Municipal Obligations or participation interests therein that are not rated by a rating agency, but are issued by obligors that have other comparable debt obligations that are rated within the four highest grades by Moody's, S&P or Fitch, or in the case of obligors whose obligations are unrated, are deemed by Thornburg to be comparable with issuers having such debt ratings, and (3) a small amount of cash or equivalents. In normal conditions, the Municipal Funds will hold cash pending investment in portfolio securities or anticipated redemption requirements. For an explanation of these ratings, please see "Ratings," page 6. To the extent that unrated Municipal Obligations may be less liquid, there may be somewhat greater risk in purchasing unrated Municipal Obligations than in purchasing comparable, rated Municipal Obligations. If a Fund experienced unexpected net redemptions, it could be forced to sell such unrated Municipal Obligations at disadvantageous prices without regard to the Obligations' investment merits, depressing the Fund's net asset value and possibly reducing the Fund's overall investment performance.

     Except to the extent that the Municipal Funds are invested in temporary investments for defensive purposes, each Municipal Fund will, under normal conditions, invest 100% of its net assets in Municipal Obligations and normally will not invest less than 80% of its net assets in Municipal Obligations. This 80% policy is a fundamental investment policy of each of the Municipal Funds and may be changed only with the approval of a majority of the outstanding voting securities of a given series of the Fund. Under normal conditions the Limited Term California Fund will invest 100%, and as a matter of fundamental policy, will invest at least 65% of its total assets in Municipal Obligations originating in California.

     The ability of the Municipal Funds to achieve their investment objectives is dependent upon the continuing ability of issuers of Municipal Obligations in which the Funds invest to meet their obligations for the payment of interest and principal when due. In addition to using information provided by the rating agencies, Thornburg will subject each issue under consideration for investment to its own credit analysis in an effort to assess each issuer's financial soundness. This analysis is performed on a continuing basis for all issues held by either of the Municipal Funds. Thornburg subjects each issue under consideration for investment to the same or similar credit analysis that Thornburg applies to rated issues.

     Credit ratings are helpful in evaluating bonds, but are relevant primarily to the safety of principal and interest payments under the bonds. These ratings do not reflect the risk that market values of bonds will fluctuate with changes in interest rates. Additionally, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events subsequent to initial ratings. Thornburg reviews data respecting the issuers of the Municipal Funds' portfolio assets on an ongoing basis, and may dispose of portfolio securities upon a change in ratings or adverse events not reflected in ratings.

      Each of the Municipal Funds has reserved the right to invest up to 20% of its net assets in "temporary investments" in taxable securities (of comparable quality to the above tax-exempt investments) that would produce interest not exempt from Federal income tax. Such temporary investments, which may include repurchase agreements with dealers, banks or recognized financial institutions that in the opinion of Thornburg represent minimal credit risk, may be made due to market conditions, pending investment of idle funds or to afford liquidity. See "Temporary Investments," at page 8. Such investments are, like any investment, subject to market risks and fluctuations in value. In addition, each Fund's temporary taxable investments may exceed 20% of its net assets when made for defensive purposes during periods of abnormal market conditions. The Municipal Funds do not expect to find it necessary to make temporary investments.

     No Municipal Fund will purchase securities if, as a result, more than 25% of the Fund's total assets would be invested in any one industry. However, this restriction will not apply to purchase of (i) securities of the United States Government and its agencies, instrumentalities and authorities, or (ii) tax exempt securities issued by other governments or political subdivisions, because these issuers are not considered to be members of any industry. This restriction may not be changed as to any Municipal Fund unless approved by a majority of the outstanding shares of the Fund.

     The Municipal Funds' investment objectives and policies, unless otherwise specified, are not fundamental policies and may be changed without shareholder approval.

Municipal Obligations

     Municipal Obligations include debt and lease obligations issued by states, cities and local authorities to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Obligations may be issued include the refunding of outstanding obligations, the procurement of funds for general operating expenses and the procurement of funds to lend to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately-operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Municipal Obligations have also been issued to finance single-family mortgage loans and to finance student loans. Such obligations are included within the term "Municipal Obligations" if the interest paid thereon is exempt from federal income tax.

     The two principal classifications of Municipal Obligations are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a specific revenue source. Industrial development bonds are in most cases revenue bonds and are generally not secured by the pledge of the credit or taxing power of the issuer of such bonds. There are, of course, variations in the security of Municipal Obligations, both within a particular classification and between classifications, depending on numerous factors.

     The Municipal Funds may invest in a variety of types of Municipal Obligations, including but not limited to bonds, notes (such as tax anticipation and revenue anticipation notes), commercial paper and variable rate demand instruments. Variable rate demand instruments are Municipal Obligations or participations therein, either publicly underwritten and traded or privately purchased, that provide for a periodic adjustment of the interest rate paid on the instrument and permit the holder to demand payment of the unpaid principal amount and accrued interest upon not more than seven days' notice either from the issuer or by drawing on a bank letter of credit, a guarantee or insurance issued with respect to such instrument. Such letters of credit, guarantees or insurance will be considered in determining whether a Municipal Obligation meets a Fund's investment criteria. See the Prospectus under the caption "Investment Policies of the Municipal Funds." The issuer of a variable rate demand instrument may have the corresponding right to prepay the principal amount prior to maturity.

     The Municipal Funds also may purchase fixed rate municipal demand instruments either in the public market or privately. Such instruments may provide for periodic adjustment of the interest rate paid to the holder. The "demand" feature permits the holder to demand payment of principal and interest prior to their final stated maturity, either from the issuer or by drawing on a bank letter of credit, a guarantee or insurance issued with respect to the instrument. In some cases these demand instruments may be in the form of units, each of which consists of (i) a Municipal Obligation and
(ii) a separate put option entitling the holder to sell to the issuer of such option the Municipal Obligation in the unit, or an equal aggregate principal amount of another Municipal Obligation of the same issuer, issue and maturity as the Municipal Obligation, at a fixed price on specified dates during the term of the put option. In those cases, each unit taken as a whole will be considered a Municipal Obligation, based upon an accompanying opinion of counsel. A Fund will invest in a fixed rate municipal demand instrument only if the instrument or the associated letter of credit, guarantee or insurance is rated within the three highest grades of a nationally recognized rating agency, or, if unrated, is deemed by Thornburg to be of comparable quality with issues having such debt ratings. The credit quality of such investments will be determined on a continuing basis by Thornburg for the Limited Term National Fund under the supervision of the directors of the Company, and for the Intermediate National Fund under the supervision of the trustees of the Trust.

     A Municipal Fund also may purchase and sell Municipal Obligations on a when-issued or delayed delivery basis. When-issued and delayed delivery transactions arise when securities are purchased or sold with payment and delivery beyond the regular settlement date. (When-issued transactions normally settle within 30-45 days.) On such transactions the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment. The commitment to purchase securities on a when-issued or delayed delivery basis may involve an element of risk because the value of the securities is subject to market fluctuation, no interest accrues to the purchaser prior to settlement of the transaction, and at the time of delivery the market value may be less than cost. At the time a Fund makes the commitment to purchase a Municipal Obligation on a when-issued or delayed delivery basis, it will record the transaction and reflect the value of the security in determining its net asset value. That Fund also will maintain liquid assets at least equal in value to commitments for when-issued or delayed delivery securities, such assets to be segregated by State Street Bank & Trust Co., the Fund's custodian, specifically for the settlement of such commitments. The value of the segregated assets will be marked to the market daily so that the Fund will at all times maintain assets in the segregated account equal in value to the amount of these commitments. The Funds will only make commitments to purchase Municipal Obligations on a when-issued or delayed delivery basis with the intention of actually acquiring the securities, but the Funds reserve the right to sell these securities before the settlement date if it is deemed advisable. If a when-issued security is sold before delivery any gain or loss would not be tax-exempt.

     The Funds' investment adviser, Thornburg, will evaluate the liquidity of each Municipal Lease upon its acquisition and periodically while it is held based upon factors established for the Limited Term National Fund by the Company's directors, and for the Intermediate National Fund by the Trust's trustees, including (i) the frequency of trades and quotes for the obligation, (ii) the number of dealers who will buy or sell the obligation and the potential buyers for the obligation, (iii) the willingness of dealers to make a market for the obligation, and (iv) the nature and timing of marketplace trades. An unrated Municipal Lease with non-appropriation risk that is backed by an irrevocable bank letter of credit or an insurance policy, issued by a bank or insurer deemed by Thornburg to be of high quality and minimal credit risk, will not be deemed to be "illiquid" solely because the underlying Municipal Lease is unrated, if Thornburg determines that the Municipal Lease is readily marketable because it is backed by the letter of credit or insurance policy.

     The Municipal Funds will seek to reduce further the special risks associated with investment in Municipal Leases by investing in Municipal Leases only where, in Thornburg's opinion, certain factors established by the Company's directors for the Limited Term National Fund and Limited Term California Fund, and by the Trust's trustees for the Intermediate National Fund, have been satisfied, including (i) the nature of the leased equipment or property is such that its ownership or use is deemed essential to a governmental function of the governmental issuer, (ii) the Municipal Lease has a shorter term to maturity than the estimated useful life of the leased property and the lease payments will commence amortization of principal at an early date, (iii) appropriate covenants will be obtained from the governmental issuer prohibiting the substitution or purchase of similar equipment for a specified period (usually 60 days or more) in the event payments are not appropriated, (iv) the underlying equipment has elements of portability or use that enhance its marketability in the event foreclosure on the underlying equipment was ever required, and (v) the governmental issuer's general credit is adequate. The enforceability of the "non-substitution" provisions referred to in (iii) above has not been tested by the courts. Investments not meeting certain of these criteria (such as the absence of a non-substitution clause) may be made if the Municipal Lease is subject to an agreement with a responsible party (such as the equipment vendor) providing warranties to the Funds that satisfy such criteria.

     Municipal Leases usually grant the lessee the option to purchase the leased property prior to maturity of the obligation by payment of the unpaid principal amount of the obligation and, in some cases, a prepayment fee.
Such prepayment may be required in the case of loss or destruction of the property. The prepayment of the obligation may reduce the expected yield on the invested funds if interest rates have declined below the level prevailing when the obligation was purchased.

     No Municipal Fund will invest in illiquid securities if, as a result of the investment, more than 10% of its net assets will be invested in illiquid securities. For purposes of this limitation, "illiquid securities" shall be deemed to include (1) Municipal Leases subject to non-appropriation risk which are not rated at the time of purchase within the four highest grades by Moody's or S&P and not subject to remarketing agreements (or not currently subject to remarketing, pursuant to the conditions of any such agreement then in effect, with a responsible remarketing party, deemed by Thornburg to be capable of performing its obligations), (2) repurchase agreements maturing in more than seven days, (3) securities which the Funds are restricted from selling to the public without registration under the Securities Act of 1933, and (4) other securities or participations not considered readily marketable by the Funds, provided that for purposes of the foregoing an unrated Municipal Lease which is backed by an irrevocable bank letter of credit or an insurance policy, issued by a bank or insurer deemed by Thornburg to be of high quality and minimal credit risk, will not be deemed to be illiquid.

     From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal securities. Similar proposals may be introduced in the future. These proposals, if enacted, may have the effect of reducing the availability of investments for the Funds. Moreover, the value of the Funds' portfolios may be affected. The Funds could be compelled to reevaluate their investment objectives and policies and submit possible changes in the structure of the Funds for the approval of their respective shareholders.

     The yields on Municipal Obligations are dependent on a variety of factors, including the condition of the general market and the Municipal Obligation market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of the Municipal Obligations which they undertake to rate. See "Ratings." It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, Municipal Obligations with the same maturity, coupon and rating may have different yields, while Municipal Obligations of the same maturity and coupon with different ratings may have the same yield. The market value of outstanding Municipal Obligations will vary with changes in prevailing interest rate levels and as a result of changing evaluations of the ability of their issuers to meet interest and principal payments. Such variations in market value of Municipal Obligations held in a Fund's portfolio arising from these or other factors will cause changes in the net asset value of the Fund's shares.

Ratings

     Tax-Exempt Bonds. The four highest ratings of Moody's for tax-exempt bonds are Aaa, Aa, A and Baa. Tax-exempt bonds rated Aaa are judged to be of the "best quality." The rating of Aa is assigned to tax-exempt bonds which are of "high quality by all standards," but as to which margins of protection or other elements make long-term risks appear somewhat larger than Aaa rated tax-exempt bonds. The Aaa and Aa rated tax-exempt bonds comprise what are generally known as "high grade bonds." Tax-exempt bonds which are rated A by Moody's possess many favorable investment attributes and are considered "upper medium grade obligations." Factors giving security to principal and interest of A rated tax-exempt bonds are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. Tax-exempt bonds rated Baa are considered "medium grade" obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such tax-exempt bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. The foregoing ratings are sometimes presented in parentheses preceded with "Con." indicating the bonds are rated conditionally. Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. The parenthetical rating denotes the probable credit status upon completion of construction or elimination of the basis of the condition.

     The four highest ratings of S&P and Fitch for tax-exempt bonds are AAA, AA, A, and BBB. Tax-exempt bonds rated AAA bear the highest rating assigned by S&P and Fitch to a debt obligation and indicates an extremely strong capacity to pay principal and interest. Tax-exempt bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree. Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions. The BBB rating, which is the lowest "investment grade" security rating by S&P or Fitch, indicates an adequate capacity to pay principal and interest.
Whereas BBB rated Municipal Obligations normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category. The foregoing ratings are sometimes followed by a "p" indicating that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, the completion.

     Municipal Notes. The ratings of Moody's for municipal notes are MIG 1, MIG 2, MIG 3 and MIG 4. Notes bearing the designation MIG 1 are judged to be of the best quality, enjoying strong protection from established cash flows for their servicing or from established and broad-based access to the market for refinancing, or both. Notes bearing the designation MIG 2 are judged to be of high quality, with margins of protection ample although not so large as in the preceding group. Notes bearing the designation of MIG 3 are judged to be of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Market access for refinancing, in particular, is likely to be less well established. Notes bearing the designation MIG 4 are judged to be of adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

     The S&P ratings for municipal notes are SP-1+, SP-1, SP-2 and SP-3. Notes bearing an SP-1+ rating are judged to possess overwhelming safety characteristics, with either a strong or very strong capacity to pay principal and interest. Notes rated SP-1 are judged to have either a strong or very strong capacity to pay principal and interest but lack the overwhelming safety characteristics of notes rated SP-1+. Notes bearing an SP-2 rating are judged to have a satisfactory capacity to pay principal and interest, and notes rated SP-3 are judged to have a speculative capacity to pay principal and interest.

     Tax-Exempt Demand Bonds. The rating agencies may assign dual ratings to all long term debt issues that have as part of their provisions a demand or multiple redemption feature. The first rating addresses the likelihood of repayment of principal and interest as due and the second rating addresses only the demand feature. The long term debt rating symbols are used for bonds to denote the long term maturity and the commercial paper rating symbols are used to denote the put option (for example, "AAA/A-1+"). For newer "demand notes" maturing in 3 years or less, the respective note rating symbols, combined with the commercial paper symbols, are used (for example. "SP-1+/A-1+").

     Commercial Paper. The ratings of Moody's for issuers of commercial paper are Prime-1, Prime-2 and Prime-3. Issuers rated Prime-1 are judged to have superior ability for repayment which is normally evidenced by (i) leading market positions in well established industries, (ii) high rates of return on funds employed, (iii) conservative capitalization structures with moderate reliance on debt and ample asset protection, (if) broad margins in earnings coverage of fixed financial charges and high internal cash generation, and (v) well established access to a range of financial markets and assured sources of alternate liquidity. Issuers rated Prime-2 are judged to have a strong capacity for repayment which is normally evidenced by many of the characteristics cited under the discussion of issuers rated Prime-1 but to a lesser degree. Earnings trends, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Adequate liquidity is maintained. Issuers rated Prime-3 are judged to have an acceptable capacity for repayment. The effect of industry characteristics and market composition may be more pronounced. Variability of earnings and profitability may result in changes in the level of debt-protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

     The ratings of S&P for commercial paper are A (which is further delineated by Categories A-1+, A-1, A-2 and A-3), B, C and D. Commercial paper rated A is judged to have the greatest capacity for timely payment. Commercial paper rated A-1+ is judged to possess overwhelming safety characteristics. Commercial paper rated A-1 is judged to possess an overwhelming or very strong degree of safety. Commercial paper rated A-2 is judged to have a strong capacity for payment although the relative degree of safety is not as high as for paper rated A-1. Commercial paper rated A-3 is judged to have a satisfactory capacity for timely payment but is deemed to be somewhat more vulnerable to the adverse changes in circumstances than paper carrying the higher ratings. Commercial paper rated B is judged to have an adequate capacity for timely payment but such capacity may be impaired by changing conditions or short-term adversities.

Temporary Investments

     Each Municipal Fund has reserved the right to invest up to 20% of its net assets in "temporary investments" in taxable securities that would produce interest not exempt from federal income tax. See "Taxes." Such temporary investments may be made due to market conditions, pending investment of idle funds or to afford liquidity. These investments are limited to the following short-term, fixed-income securities (maturing in one year or less from the time of purchase): (i) obligations of the United States government or its agencies, instrumentalities or authorities; (ii) prime commercial paper within the two highest ratings of Moody's or S&P;
(iii) certificates of deposit of domestic banks with assets of $1 billion or more; and (iv) repurchase agreements with respect to the foregoing types of securities. Repurchase agreements will be entered into only with dealers, domestic banks or recognized financial institutions that in Thornburg's opinion represent minimal credit risk. Investments in repurchase agreements are limited to 5% of a Fund's net assets. See the next paragraph respecting repurchase agreements. In addition, temporary taxable investments may exceed 20% of a Fund's net assets when made for defensive purposes during periods of abnormal market conditions. None of the Municipal Funds expect to find it necessary to make such temporary investments.

Repurchase Agreements

     Each Municipal Fund may enter into repurchase agreements with respect to taxable securities constituting "temporary investments" in its portfolio. A repurchase agreement is a contractual agreement whereby the seller of securities agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed upon repurchase price determines the yield during the Fund's holding period. Repurchase agreements may be viewed as loans collateralized by the underlying security that is the subject of the repurchase agreement. No Municipal Fund will enter into a repurchase agreement if, as a result, more than 5% of the value of its net assets would then be invested in repurchase agreements. The Funds will enter into repurchase agreements only with dealers, banks or recognized financial institutions that in the opinion of Thornburg represent minimal credit risk. The risk to a Fund is limited to the ability of the seller to pay the agreed upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed upon repurchase price, if the value of the subject security declines there is a risk of loss of both principal and interest if the seller defaults. In the event of a default, the collateral may be sold. A Fund might incur a loss if the value of the collateral has declined, and the Fund might incur disposition costs or experience delays in connection with liquidating the security. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the subject security by the Fund may be delayed or limited. The Funds' investment adviser will monitor the value of the security at the time the transaction is entered into and at all subsequent times during the term of the repurchase agreement in an effort to determine that the value always equals or exceeds the agreed upon repurchase price. In the event the value of the subject security declines below the repurchase price, Thornburg will demand additional securities from the seller to increase the value of the property held to at least that of the repurchase price.

U.S. Government Obligations

     Each Fund's temporary investments in taxable securities may include obligations of the U.S. government. These include bills, certificates of indebtedness, notes and bonds issued or guaranteed as to principal or interest by the United States or by agencies or authorities controlled or supervised by and acting as instrumentalities of the U.S. government and established under the authority granted by Congress, including, but not limited to, the Government National Mortgage Association, the Tennessee Valley Authority, the Bank for Cooperatives, the Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Land Banks, Farm Credit Banks and the Federal National Mortgage Association. Some obligations of U.S. government agencies, authorities and other instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the Treasury; others only by the credit of the issuing agency, authority or other instrumentality. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments.

Special Risks Affecting Limited Term California Fund

     Limited Term California Fund invests primarily in California state, municipal, and agency obligations. For this reason, an investment in Limited Term California Fund may be considered riskier than an investment in Limited Term National Fund, which buys Municipal Obligations from throughout the United States. Prospective investors should consider the risks inherent in the investment concentration of Limited Term California Fund before investing.

     California's economy is the largest among the 50 states and one of the largest in the world. The state's July 1, 2000 population of approximately 34 million represents 12.5 percent of the total United States population and total personal income in the state, at an estimated $1.1 trillion in 1999, accounts for 12.6 percent of all personal income in the nation. Total employment is about 14.5 million, the majority of which is in the service, trade and manufacturing sectors.

     California constitutional and other laws raise questions about the ability of California state and municipal issuers to obtain sufficient revenue to pay their bond obligations in all situations. In 1978, California voters approved an amendment to the California Constitution known as Proposition 13, which has had an affect on California issuers that rely in whole or in part, directly or indirectly, on ad valorem real property taxes as a source of revenue. Proposition 13 limits ad valorem taxes on real property and restricts the ability of taxing entities to increase real property taxes. In 1979, California voters approved another constitutional amendment, Article XIIIB, which may have an adverse impact on California state and municipal issuers. Article XIIIB prohibits government agencies and the state from spending "appropriations subject to limitation" in excess of the appropriations limit imposed. "Appropriations subject to limitation" are authorizations to spend "proceeds of taxes", which consist of tax revenues, certain state subventions and certain other funds, including proceeds from regulatory licenses, user charges or other fees to the extent that such proceeds exceed "the cost reasonably borne by such entity in providing the regulation, product or service". No limit is imposed on appropriations of funds which are not "proceeds of taxes", such as debt service on indebtedness existing or authorized before January 1, 1979, or subsequently authorized by the voters, appropriations required to comply with mandates of the courts or the federal government, reasonable user charges or fees and certain other non-tax funds. The amendment restricts the spending authority of state and local government entities. If revenues exceed such appropriations limits, such revenues must be returned either as revisions in the tax rate or fee schedules.

     California obtains roughly a substantial portion of general fund revenues from personal income taxes (individual and corporate) compared to an average of only 34 percent for other states. Income taxes serve as a bellwether which is frequently a leading indicator of economic weakness. California's other principal revenue source is sales taxes. The state's budget problems in 1990-95 were caused by a structural imbalance in that the largest general fund programs -- K-12 education, health, welfare and corrections -- were increasing faster than the revenue base, driven by the state's rapid population growth.

     Total revenues for the state's general fund, special revenue funds, and capital projects funds have increased from $74.2 billion in 1995 to $99.9 billion in 1999. The increase has been largely caused by surging personal income tax revenues and sales and use tax revenues, which now make up 53.8% of total revenues. Expenditure growth has nearly kept pace with revenue growth, rising from $74.2 billion in 1995 to $95.5 billion in 1999. Fiscal year 2000 will mark the third straight year of budget surplus for the state. As of June 30, 2000 the state was reporting a general fund cash balance of $8.5 billion.

     However, recent events in the financial and energy markets may lead to a slow-down in revenue growth. California has recently led the nation in job growth, accounting for one out of five new jobs. Much of this job growth was in the high technology and computer industries. Business and consumer spending in these industries have slowed dramatically in the last half of 2000, and market values of many companies have fallen. Ultimately, this weakness could manifest itself in lower growth in personal income tax and franchise tax revenues.

     Average electricity prices have increased by 900% in December 2000 versus the previous year. The state's two largest investor-owned utilities are on the brink of insolvency, posting $11 billion in deficits in 2000. Unreliable and expensive sources of electricity could dissuade business from investing in California, making it more difficult for the state to generate the tax base growth to keep finances healthy.

INCOME FUNDS

     Government Fund and Income Fund (the "Income Funds") each has the primary investment objective of providing, through investment in a professionally managed portfolio of fixed income obligations as high a level of current income as is consistent, in view of Thornburg Investment Management, Inc., the Funds' investment adviser (Thornburg), with safety of capital. The Government Fund will seek to achieve its primary investment objective by investing primarily in obligations issued or guaranteed by the U.S. government or by its agencies or instrumentalities and in participations in such obligations or in repurchase agreements secured by such obligations. The Income Fund will seek to achieve its primary objective by investing in primarily in investment grade short and intermediate maturity bonds and asset backed securities such as mortgage backed securities and collateralized mortgage obligations. The Income Fund also may invest in other securities, and utilize other investment strategies to hedge market risks, manage cash positions or to enhance potential gain. Additionally, each of the Income Funds has the secondary objective of reducing fluctuations in its net asset value compared to longer term portfolios, and will seek to attain this objective by investing in obligations with an expected dollar-weighted average maturity of normally not more than five years.

Determining Portfolio Average Maturity - Government Fund and Income Fund

     For purposes of each Income Fund's investment policy, an instrument will be treated as having a maturity earlier than its stated maturity date if the instrument has technical features (such as put or demand features) or a variable rate of interest which, in the judgment of Thornburg, will result in the instrument being valued in the market as though it has an earlier maturity.

     In addition, each Income Fund may estimate the expected maturities of certain securities it purchases in connection with achieving its investment objectives. Certain obligations such as Treasury Bills and Notes have stated maturities. However, certain obligations a Fund may acquire, such as GNMA certificates, are interests in pools of mortgages or other loans having varying maturities.

     Due to prepayments of the underlying mortgage instruments or other loans, such asset-backed securities do not have a known actual maturity (the stated maturity date of collateralized mortgage obligations is, in effect, the maximum maturity date). In order to determine whether such a security is a permissible investment for a Fund (and assuming the security otherwise qualifies for purchase by the Fund), the security's remaining term will be deemed equivalent to the estimated average life of the underlying mortgages at the time of purchase of the security by the Fund. Average life will be estimated by the Fund based on Thornburg's evaluation of likely prepayment rates after taking into account current interest rates, current conditions in the relevant housing markets and such other factors as it deems appropriate. There can be no assurance that the average life as estimated will be the actual average life.

     For example, the mortgage instruments in the pools underlying mortgage-backed securities have original maturities ranging from 8 to 40 years. The maximum original maturity of the mortgage instruments underlying such a security may, in some cases, be as short as 12 years. The average life of such a security at the time of purchase by a Fund is likely to be substantially less than the maximum original maturity of the mortgage instruments underlying the security because of prepayments of the mortgage instruments, the passage of time from the issuance of the security until its purchase by a Fund and, in some cases, the wide dispersion of the original maturity dates of the underlying mortgage instruments.

     Certain securities which have variable or floating interest rates or demand or put features may nonetheless be deemed to have remaining actual lives which are less than their stated nominal lives. In addition, certain asset-backed securities which have variable or floating interest rates may be deemed to have remaining lives which are less than the stated maturity dates of the underlying mortgages.

Purchase of Certificates of Deposit - Government Fund and Income Fund

     In addition to the other securities each Income Fund may purchase, each Income Fund is authorized to purchase bank certificates of deposit under certain circumstances. The Government Fund may under certain market conditions invest up to 20% of its assets in (i) time certificates of deposit maturing in one year or less after the date of acquisition which are issued by United States banks having assets of $1,000,000,000 or more, and (ii) time certificates of deposit insured as to principal by the Federal Deposit Insurance Corporation. If any certificate of deposit (whether or not insured in whole or in part) is nonnegotiable, and it matures in more than 7 days, it will be considered illiquid, and subject to the Government Fund's fundamental investment restriction that no more than 10% of the Fund's net assets will be placed in illiquid investments.

     The Income Fund may invest in certificates of deposit of large domestic and foreign banks (i.e., banks which at the time of their most recent annual financial statements show total assets in excess of one billion U.S. dollars), including foreign branches of domestic banks, and certificates of deposit of smaller banks as described below. Although the Income Fund recognizes that the size of a bank is important, this fact alone is not necessarily indicative of its creditworthiness. Investment in certificates of deposit issued by foreign banks or foreign branches of domestic banks involves investment risks that are different in some respects from those associated with investment in certificates of deposit issued by domestic banks. (See "Foreign Securities" below). The Income Fund may also invest in certificates of deposit issued by banks and savings and loan institutions which had at the time of their most recent annual financial statements total assets of less than one billion dollars, provided that (i) the principal amounts of such certificates of deposit are insured by an agency of the U.S. Government, (ii) at no time will the Fund hold more that $100,000 principal amount of certificates of deposit of any one such bank, and (iii) at the time of acquisition, no more than 10% of the Fund's assets (taken at current value) are invested in certificates of deposit of such banks having total assets not in excess of one billion dollars.

Asset-Backed Securities - Government Fund and Income Fund

     Each of the Funds may invest in asset-backed securities, which are interests in pools in loans, described in the Prospectus.

Mortgage-Backed Securities and Mortgage Pass-Through Securities

     If otherwise consistent with its investment restrictions and the Prospectus, each Income Fund may invest in mortgage-backed securities, which are interests in pools of mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations as further described below. A Fund also may invest in debt securities which are secured with collateral consisting of mortgage -backed securities (see Collateralized Mortgage Obligations"), and in other types of mortgage-related securities.

     A decline in interest rates may lead to a faster rate of repayment of the underlying mortgages, and expose the Fund to a lower rate or return upon reinvestment of the prepayments. Additionally, the potential for prepayments in a declining interest rate environment will tend to limit to some degree the increase in net asset value of the Fund because the value of the mortgage-backed securities held by the Fund may not appreciate as rapidly as the price of non-callable debt securities. During periods of increasing interest rates, prepayments likely will be reduced, and the value of the mortgage-backed securities will decline.

     Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or insurer of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, or upon refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, on the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

     The principal governmental guarantor of mortgage-related securities is the Government National Mortgage Association ("GNMA"). GNMA is a wholly-owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage-backed securities or to the value of Fund shares. Also, GNMA securities often are purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.

     Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) mortgages from a list of approved seller/servicers which include state and federally-chartered savings loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government. FHLMC is a corporate instrumentality of the United States Government and was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is owned by the twelve Federal Home Loan Banks. FHLMC issues Participation Certificates ("PC's") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PC's are not backed by the full faith and credit of the United States Government.

     Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments. Such pools may be purchased by the Income Fund, but will not be purchased by the Government Fund. Timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Income Fund's investment quality standards. There can be no assurance that the private insurer or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Income Fund may buy mortgage-related securities without insurance or guarantees, if through an examination of the loan experience and practices of the originators/servicers and poolers, Thornburg determines that the securities meet the Income Fund's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Collateralized Mortgage Obligations ("CMO's")

     A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal are paid, in most cases, semiannually. CMO's may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

     CMO's are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMO's provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against unanticipated early return of principal because of the sequential payments.

     In a typical CMO transaction, a corporation issues multiple series, (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMO's, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

FHLMC Collateralized Mortgage Obligations

     FHLMC CMO's are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PC's, payments of principal and interest on the CMO's are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMO's are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMO's as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMO's is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled date.

     If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

     Criteria for the mortgage loans in the pool backing the CMO's are identical to those of FHLMC PC's. FHLMC has the right to substitute collateral in the event of delinquencies or defaults.

Other Mortgage-Backed Securities

     Thornburg expects that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. Neither the Government Fund nor the Income Fund will purchase mortgage-backed securities or any other assets which, in the opinion of Thornburg, are illiquid and exceed, as a percentage of the Fund's assets, the percentage limitations on the Fund's investment in securities which are not readily marketable, as discussed below. Thornburg will, consistent with the Funds' respective investment objectives, policies and quality standards, consider making investments in such new types of mortgage-related securities.

Other Asset-Backed Securities

     The securitization techniques used to develop mortgage-backed securities are now being applied to a broad range of assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans, computer leases and credit card receivables, are being securitized in pass-through structures similar to the mortgage pass-through structures described above or in structures similar to the CMO pattern. Consistent with the Funds' respective investment objectives and policies, each Fund may invest in these and other types of asset-backed securities that may be developed in the future. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

     Several types of asset-backed securities have already been offered to investors, including Certificates of Automobile Receivables ("CARS"). CARS represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interests on CARS are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor's return on CARS may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

     Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of bankruptcy laws and of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

     Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool assets, to ensure that the receipt of payment on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Income Fund, as a possible purchaser of such securities, will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

     The Income Fund may also invest in residual interests in asset-backed securities. In the case of asset-backed securities issued in a pass-through structure, the cash flow generated by the underlying assets is applied to make required payments on the securities and to pay related administrative expenses. The residual in an asset-backed security pass-through structure represents the interest in any excess cash flow remaining after making the foregoing payments. The amount of the residual will depend on, among other things, the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets. Asset-backed security residuals not registered under the Securities Act of 1933 may be subject to certain restrictions on transferability. In addition, there may be no liquid market for such securities.

     The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments may require a Fund holding these securities to dispose of the securities.

Repurchase Agreements - Government Fund and Income Fund

     Either Income Fund may enter into repurchase agreements with member banks of the Federal Reserve System or any domestic broker-dealer which is recognized as a reporting government securities dealer if the creditworthiness of the bank or broker-dealer has been determined by Thornburg to be at least as high as that of other obligations the purchasing Fund may purchase or at least equal to that of issuers of commercial paper rated within the two highest grades assigned by Moody's or S&P. These transactions may not provide the purchasing Fund with collateral marked-to-market during the term of the commitment.

     A repurchase agreement, which provides a means for a Fund to earn income on funds for periods as short as overnight, is an arrangement under which the Fund purchases a security ("Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price.
The repurchase price may be higher than the purchase price, the difference being interest at a stated rate due to the Fund together with the repurchase price on repurchase. In either case, the income to the Fund is unrelated to the interest rate on the Obligation. Obligations will be held by the Fund's custodian or in the Federal Reserve Book Entry System.

     For purposes of the 1940 Act, a repurchase agreement is deemed to be a loan from the purchasing Fund to the seller of the Obligations subject to the repurchase agreement and is therefore subject to that Fund's investment restriction applicable to loans. It is not clear whether a court would consider the Obligation purchased by a Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in the price of the Obligation. If the court characterized the transaction as a loan and the Fund has not perfected a security interest in the Obligation, the Fund may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt obligation purchased for the Fund, Thornburg seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case the purchasing Fund may incur a loss if the proceeds to the Fund of the sale to a third party are less than the repurchase price. However, if the market value (including interest) of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund will direct the seller of the Obligation to deliver additional securities so that the market value (including interest) of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that the Fund will be unsuccessful in seeking to impose on the seller a contractual obligation to deliver additional securities.

When Issued Securities - Government Fund and Income Fund

     Either Income Fund may purchase securities offered on a "when-issued" or "forward delivery" basis. When so offered, the price, which is generally expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued or forward delivery securities take place at a later date. During the period between purchase and settlement, no payment is made by the purchaser to the issuer and no interest on the when-issued or forward delivery security accrues to the purchaser. To the extent that assets of a Fund are not invested prior to the settlement of a purchase of securities, the Fund will earn no income; however, it is intended that each Fund will be fully invested to the extent practicable and subject to the Fund's investment policies. While when-issued or forward delivery securities may be sold prior to the settlement date, it is intended that each Fund will purchase such securities with the purpose of actually acquiring them unless sale appears desirable for investment reasons. At the time a Fund makes the commitment to purchase a security on a when-issued or forward delivery basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of when-issued or forward delivery securities may be more or
less than the purchase price.   Neither Fund believes that its net asset
value or income will be adversely affected by its purchase of securities on a when-issued or forward delivery basis. Each Fund will establish a segregated account for commitments for when-issued or forward delivery securities as described above.

Reverse Repurchase Agreements - Government Fund and Income Fund

     Either Income Fund may enter into reverse repurchase agreements by transferring securities to another person in return for proceeds equal to a percentage of the value of the securities, subject to its agreement to repurchase the securities from the other person for an amount equal to the proceeds plus an interest amount. Neither Fund will enter into any such transaction if, as a result, more than 5% of the Fund's total assets would then be subject to reverse repurchase agreements. See the "Investment Restrictions" applicable to each Fund, below.

Dollar Roll Transactions - Government Fund and Income Fund

     Either Income Fund may enter into "dollar roll" transactions, which consist of the sale by the Fund to a bank or broker-dealer (the "counterparty") of GNMA certificates or other mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date at the same price. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. The selling Fund receives a fee from the counterparty as consideration for entering into the commitment to purchase. Dollar rolls may be renewed over a period of several months with a new purchase and repurchase price fixed and a cash settlement made at each renewal without physical delivery of securities. Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which the Fund agrees to buy a security on a future date.

     Dollar rolls are treated for purposes of the Investment Company Act of 1940 (the "1940 Act") as borrowings of the Fund entering into the transaction because they involve the sale of a security coupled with an agreement to repurchase, and are subject to the investment restrictions applicable to any borrowings made by the Fund. Like all borrowings, a dollar roll involves costs to the borrowing Fund. For example, while the Fund receives a fee as consideration for agreeing to repurchase the security, the Fund forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the fee received by the Fund, thereby effectively charging the Fund interest on its borrowing. Further, although the Fund can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of the Fund's borrowing.

     Dollar rolls involve potential risks of loss to the selling Fund which are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, the Fund's right to purchase from the counterparty may be restricted. Additionally, the value of such securities may change adversely before the Fund is able to purchase them. Similarly, the Fund may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market. Since, as noted above, the counterparty is required to deliver a similar, but not identical security to the Fund, the security which the Fund is required to buy under the dollar roll may be worth less than an identical security. Finally, there can be no assurance that the Fund's use of the cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.

Lending of Portfolio Securities - Government Fund and Income Fund

     Each Income Fund may seek to increase its income by lending portfolio securities. Under present regulatory policies, including those of the Board of Governors of the Federal Reserve System and the Securities and Exchange Commission, such loans may be made to member firms of the New York Stock Exchange, and would be required to be secured continuously by collateral in cash, cash equivalents or U.S. Treasury bills maintained on a current basis at an amount at least equal to the market value and accrued interest of the securities loaned. The lending Fund would have the right to call a loan and obtain the securities loaned on no more than five days' notice. During the existence of a loan, the Fund would continue to receive the equivalent of the interest paid by the issuer on the securities loaned and would also receive compensation based on investment of the collateral. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by Thornburg to be of good standing, and when, in the judgment of Thornburg, the consideration which can be earned currently from securities loans of this type justifies the attendant risk.

Other Investment Strategies - Income Fund

     The Income Fund may, but is not required to, utilize various other investment strategies as described below to hedge various market risks (such as interest rates, currency exchange rates, and broad or specific equity market movements), to manage the effective maturity or duration of fixed-income securities or portfolios, or to enhance potential gain. Such strategies are used by many mutual funds and other institutional investors. Techniques and instruments may change over time as new investments and strategies are developed or regulatory changes occur.

     In the course of pursuing these investment strategies, the Income Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, financial futures, equity and fixed-income indices and other financial instruments, purchase and sell financial futures contracts, enter into various interest rate transactions such as swaps, caps, floors or collars, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures (collectively, all the above are called "Strategic Transactions"). Strategic Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Income Fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Fund's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of the Fund's assets will be committed to Strategic Transactions entered into for purposes not related to bona fide hedging or risk management. Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Income Fund to utilize these Strategic Transactions successfully will depend on the investment adviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments.

     Strategic Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the investment adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Income Fund, force the sales of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of currency transactions can result in the Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the contemplated use of these futures contracts and options thereon should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

General Characteristics of Options - Income Fund

     Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument as to which the options relate. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Income Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

     A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, the Income Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell the instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase the instrument. An American-style put or call option may be exercised at any time during the option period while a European-style put or call options may be exercised only upon expiration or during a fixed period prior thereto.
The Income Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as a paradigm, but is also applicable to other financial intermediaries.

     With certain exceptions, OCC and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, to the extent the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

     The Income Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

     The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

     OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guaranties and security, are set by negotiation of the parties. The Income Fund will only enter into OTC options that have a buy-back provision permitting the Fund to require the Counterparty to buy back the option at a formula price within seven days. The Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

      Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Income Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the investment adviser must assess the creditworthiness of each Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The Income Fund will engage in OTC option transactions only with United States government securities dealers recognized by the Federal Reserve Bank in New York as "primary dealers," broker dealers, domestic or foreign banks or other financial institutions which have received a short-term credit rating of "A-1" from Standard & Poor's Corporation or "P-1" from Moody's Investor Services or have been determined by Thornburg to have an equivalent credit rating. The staff of the SEC currently takes the position that the amount of the Income Fund's obligation pursuant to an OTC option is illiquid, and is subject to the Income Fund's limitation on investing no more than 15% its assets in illiquid instruments.

     If the Income Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale of put options can also provide income.

     The Income Fund may purchase and sell call options on U.S. Treasury and agency securities, foreign sovereign debt, mortgage-backed securities, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets and related futures on such securities other than futures on individual corporate debt and individual equity securities. All calls sold by the Fund must be "covered" or must meet the asset segregation requirements described below as long as the call is outstanding (i.e., the Fund must own the securities or futures contract subject to the call). Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security and may require the Fund to hold a security which it might otherwise have sold.

     The Income Fund may purchase and sell put options that relate to U.S. Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio) or futures on such securities other than futures on individual corporate debt and individual equity securities. The Fund will not sell put options if, as a result, more than 50% of the Fund's assets would be required to be segregated to cover its potential obligations under its hedging, duration management, risk management, and other Strategic Transactions other than those with respect to futures and options thereon.
In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.

General Characteristics of Futures - Income Fund

     The Income Fund may purchase and sell financial futures contracts or purchase put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, for duration management and for risk management purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract.

     The Income Fund's use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into only for bona fide hedging, risk management (including duration management) or other portfolio management purposes. Typically, maintaining a futures contract or selling an option thereon requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 5% of the face amount of the contract, but may be higher in some circumstances. Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of options on financial futures involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position will be offset prior to settlement and that delivery will not occur.

     The Income Fund will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the segregation requirements with respect to futures and options thereon are described below.

Options on Securities Indices and Other Financial Indices - Income Fund

     The Income Fund also may purchase and sell call and put options on securities indices and other financial indices and, in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement (i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based rather than price movements in individual securities, as is the case with respect to options on securities.

Currency Transactions - Income Fund

     The Income Fund may engage in currency transactions with Counterparties in order to hedge the value of currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell ( with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below.

     The Income Fund's dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps will be limited to hedging involving either specific transactions or portfolio positions. Transactions hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of its portfolio securities. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

     The Income Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended to wholly or partially offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency other than with respect to proxy hedging as described below.

     The Income Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure.

      To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Income Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund's portfolio securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the Fund's securities denominated in linked currencies. For example, if Thornburg considers the Austrian schilling is linked to the German Deutschemark (the "D-mark"), the Fund holds securities denominated in Austrian schillings and Thornburg, the investment adviser, believes that the value of schillings will decline against the U.S. dollar, Thornburg may enter into a contract to sell D-marks and buy dollars. Hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. If the Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below.

Risks of Currency Transactions - Income Fund

     Currency transactions are subject to risks different from other transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Income Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered ineffective, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to the issuing country's economy.

Combined Transactions - Income Fund

      The Income Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and any combination of futures, options and currency transactions ("combined" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of Thornburg, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on Thornburg's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Swaps, Caps, Floors and Collars - Income Fund

     Among the Strategic Transactions into which the Income Fund may enter are interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Income Fund intends to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. An interest rate swap is an agreement between two parties to exchange payments that are based on specified interest rates and a notional amount. The exchange takes place over a specified period of time. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. Although swaps can take a variety of forms, typically one party pays fixed and receives floating rate payments and the other party receives fixed and pays floating rate payments. An interest rate cap is an agreement between two parties over a specified period of time where one party makes payments to the other party equal to the difference between the current level of an interest rate index and the level of the cap, if the specified interest rate index increases above the level of the cap. An interest rate floor is similar except the payments are the difference between the current level of an interest rate index and the level of the floor if the specified interest rate index decreases below the level of the floor. An interest rate collar is the simultaneous execution of a cap and floor agreement on a particular interest rate index. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate or amount. Purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

     The Income Fund may enter into swaps, caps, floors or collars on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities, and will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors and collars are entered into for good faith hedging purposes, Thornburg and the Fund believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. The Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into the transaction, the unsecured long term debt rating of the Counterparty combined with any credit enhancements, satisfies credit criteria established by the Trust's trustees. If there is a default by the Counterparty, the Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

Eurodollar Instruments - Income Fund

     The Income Fund may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Fund might use Eurodollar futures contracts and options thereon to hedge against changes in the LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Risks of Strategic Transactions Outside the United States - Income Fund

     When constructed outside the United States, Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Income Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lower trading volume and liquidity.

Use of Segregated and Other Special Accounts - Income Fund

     Some transactions which the Income Fund may enter into, including many Strategic Transactions, require that the Income Fund segregate liquid high grade debt assets with its custodian to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. Transactions which require segregation include reverse repurchase agreements, dollar rolls, undertakings by the Fund to purchase when-issued securities, the Fund's sales of put or call options, the Fund's sales of futures contracts, currency hedging transactions (including forward currency contracts, currency futures and currency swaps) and swaps, floors and collars to the extent of the Fund's uncovered obligation under the transaction. In general, the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or an amount of cash or liquid high grade debt securities at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by the Fund will require the Fund to hold the securities without additional consideration or to segregate liquid high-grade assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate liquid high grade debt assets equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund requires the Fund to segregate liquid, high grade assets equal to the exercise price.

     Except when the Income Fund enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates the Fund to buy or sell currency will generally require the Fund to hold an amount of that currency or liquid securities denominated in that currency equal to the Fund's obligations, or to segregate liquid high grade debt assets equal to the amount of the Fund's obligation.

     OTC options entered into by the Income Fund, including those on securities, currency, financial instruments or indices, OCC issued and exchange listed index options, swaps, caps, floors and collars will generally provide for cash settlement. As a result, with respect to these instruments the Fund will only segregate an amount of assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a put, or the in-the-money amount in the case of a call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. Other OCC issued and exchange listed options sold by the Fund, other than those above, generally settle with physical delivery, and the Fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery, if any, will be treated the same as other options settling with physical delivery.

     In the case of a futures contract or an option thereon, the Income Fund must deposit initial margin and possible daily variation margin in addition to segregating assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such assets may consist of cash, cash equivalents, or high grade liquid debt instruments.

     With respect to swaps, the Income Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid high grade securities having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to the Fund's net obligation, if any.

     Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. The Income Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets if the Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required. If it terminates prior to that time, assets equal to any remaining obligation would need to be segregated.

     The Income Fund's activities involving Strategic Transactions may be limited by the requirements of Subchapter M of the Internal Revenue Code for qualification as a regulated investment company. See "Taxes."

Foreign Securities - Income Fund

     The Income Fund may invest in securities of foreign issuers. Investing in foreign issuers involves certain special considerations, including those set forth below, which are not typically associated with investing in United States issuers. As foreign companies are not generally subject to uniform accounting and auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies, there may be less publicly available information about a foreign company than a domestic company. Volume and liquidity in most foreign bond markets is less than in the United States and, at times, volatility of price can be greater than in the United States. There is generally less government supervision and regulation of brokers and listed companies than in the United States. Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Securities issued or guaranteed by foreign national governments, their agencies, instrumentalities, or political subdivisions, may or may not be supported by the full faith and credit and taxing power of the foreign government. Income Fund's ability and decisions to purchase and sell portfolio securities may be affected by laws or regulations relating to the convertability and repatriation of assets. Further, it may be more difficult for the Fund's agents to keep currently informed about corporate actions which may affect the prices of portfolio securities. Foreign securities and cash held in foreign custody or in foreign depositories may not enjoy the same or comparable legal protections prevailing in the United States. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect United States investments in those countries, and it may be more difficult to obtain and enforce a judgment against a foreign issuer. Foreign securities may be subject to foreign government taxes which will reduce the yield on such securities.


VALUE FUND

     Thornburg Value Fund ("Value Fund") and Thornburg Global Value Fund ("Global Value Fund") each seeks long term capital appreciation by investing in equity and debt securities of all types. The secondary goal of Value Fund is to seek some current income.


     Value Fund expects to invest primarily in domestic equity securities selected on a value basis. However, the Fund may own a variety of securities, including foreign equity and debt securities, domestic debt securities and securities that are not currently paying dividends.


  Global Value Fund invests throughout the world in a diversified portfolio consisting primarily of equity securities (such as common stocks). The Fund normally invests more than one-half of its assets in foreign securities, and may own a variety of domestic and foreign equity and debt securities which, in the opinion of the Fund's investment adviser, offer prospects for meeting the Fund's investment goals. The Fund may invest in developing countries.


     The following discussion supplements the disclosures in the Prospectus respecting Value Fund's investment policies, techniques and investment limitations.


Illiquid Investments - Value Fund and Global Value Fund

     Illiquid investments are investments that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Under the supervision of the Trustees, Thornburg determines the liquidity of each Fund's investments and, through reports from Thornburg, the Trustees monitor investments in illiquid instruments. In determining the liquidity of the Fund's investments, Thornburg may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or lender features), and (5) the nature of the market place for trades (including the ability to assign or offset the Fund's rights and obligations relating to the investment).

     Investments currently considered by Value Fund and Global Value Fund illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days, over-the-counter options, and non-government stripped fixed-rate mortgage-backed securities. Also, Thornburg may determine some restricted securities, government-stripped fixed-rate mortgage-backed securities, emerging market securities, and swap agreements to be illiquid. However, with respect to over-the-counter options a Fund writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement the Fund any have to close out the option before expiration.

     In the absence of market quotations, illiquid investments are priced at fair value as determined utilizing procedures and methods reviewed by the Trustees. If through a change in values, net assets, or other circumstances, a Fund were in a position where more than 10% of its net assets was invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

Restricted Securities - Value Fund and Global Value Fund

     Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, a Fund could be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it is permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.

Swap Agreements, Caps, Floors, Collars - Value Fund and Global Value Fund

     Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a Fund's exposure to long or short-term interest rates (in the U.S. or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. The Fund is not limited to any particular form of swap agreement if Thornburg determines it is consistent with the Fund's investment objective and policies.

     Although swaps can take a variety of forms, typically one party pays fixed and receives floating rate payments and the other party receives fixed and pays floating payments. An interest rate cap is an agreement between two parties over a specified period of time where one party makes payments to the other party equal to the difference between the current level of an interest rate index and the level of the cap, if the specified interest rate index increases above the level of the cap. An interest rate floor is similar except the payments are the difference between the current level of an interest rate index and the level of the floor, if the specified interest rate index decreases below the level of the floor. An interest rate collar is the simultaneous execution of a cap and floor agreement on a particular interest rate index. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. Purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount.
A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

     Inasmuch as these swaps, floors, caps and collars are entered into for good faith hedging purposes, Thornburg and the Funds believe these obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to borrowing restrictions. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation is less highly developed and, accordingly, may be less liquid than swaps.

     Swap agreements will tend to shift a Fund's investment exposure from one type of investment to another. For example, if a Fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the Fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Fund's investments and its share price and yield. The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by a Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty's credit worthiness declined, the Fund will have contractual remedies available to it, but the value of the swap agreement would be likely to decline, potentially resulting in losses. The Funds expect to be able to eliminate exposure under swap agreements either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.

     Each Equity Fund will maintain appropriate liquid assets in a segregated custodial account to cover its current obligations under swap agreements. If a Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.

Indexed Securities - Value Fund and Global Value Fund

     Each Equity Fund may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increases, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

     The performance of indexed securities depends to a great extent on the performance of the security, currency or other instrument to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. government agencies. Indexed securities may be more volatile than their underlying instruments.

Repurchase Agreements - Value Fund and Global Value Fund

     In a repurchase agreement, a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days from the date of purchase. The resale price reflects the purchase price plus an agreed upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked to market daily) of the underlying security. Each Fund may engage in a repurchase agreements with respect to any security in which it is authorized to invest.

     Each Fund may enter into these arrangements with member banks of the Federal Reserve System or any domestic broker-dealer if the creditworthiness of the bank or broker-dealer has been determined by Thornburg to be satisfactory. These transactions may not provide the Fund with collateral marked-to-market during the term of the commitment.

     For purposes of the Investment Company Act of 1940, a repurchase agreement is deemed to be a loan from the Fund to the seller of the security subject to the repurchase agreement and is therefore subject to the Fund's investment restriction applicable to loans. It is not clear whether a court would consider the security purchased by a Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in the price of the underlying security. If the court characterized the transaction as a loan and the Fund has not perfected a security interest in the underlying security, the Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of principal and income involved in the transaction. As with any unsecured debt obligation purchased for either of the Funds, Thornburg seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the security. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security, in which case a Fund may incur a loss if the proceeds to the Fund of the sale to a third party are less than the repurchase price. However, if the market value (including interest) of the security subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund will direct the seller of the security to deliver additional securities so that the market value (including interest) of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that the Fund will be unsuccessful in seeking to impose on the seller a contractual obligation to deliver additional securities.

Reverse Repurchase Agreements - Value Fund and Global Value Fund

     In a reverse repurchase agreement, a Fund sells a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, the Fund will maintain appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. The Fund will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory by the Fund's investment adviser, Thornburg. Such transactions may increase fluctuations in the market value of the Fund's assets and may be viewed as a form of leverage.

Securities Lending - Value Fund and Global Value Fund

     Value Fund and Global Value Fund each may lend securities to parties such as broker-dealers or institutional investors. Securities lending allows a Fund to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties deemed by Thornburg to be of good standing. Furthermore, they will only be made if, in Thornburg's judgment, the consideration to be earned from such loans would justify the risk.

     Thornburg understands that it is the current view of the SEC Staff that a Fund may engage in loan transactions only under the following conditions:
(1) the Fund must receive 100% collateral in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes) from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) the Trustees must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.

     Cash received through loan transactions may be invested in any security in which the Fund is authorized to invest. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation).

Lower-Quality Debt Securities - Value Fund and Global Value Fund

      Each Equity Fund may purchase lower-quality debt securities (those rated below Baa by Moody's Investors Service, Inc. or BBB by Standard and Poor's Corporation, and unrated securities judged by Thornburg to be of equivalent quality) that have poor protection with respect to the payment of interest and repayment of principal, or may be in default. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-quality debt securities may fluctuate more than those of higher-quality debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

     While the market for high-yield corporate debt securities has been in existence for may years and has weathered previous economic downturns, the 1980's brought a dramatic increase in the use of such securities to fund highly leveraged corporate acquisitions and restructuring. Past experience may not provide an accurate indication of the future performance of the high-yield bond market, especially during periods of economic recession. In fact, from 1989 to 1991, the percentage of lower-quality securities that defaulted rose significantly above prior levels, although the default rate decreased in 1992 and 1993.

     The market for lower-quality debt securities may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. If market quotations are not available, lower-quality debt securities will be valued in accordance with procedures established by the Trustees, including the use of outside pricing services. Judgment plays a greater role in valuing high-yield corporate debt securities than is the case for securities for which more external sources for quotations and last-sale information are available. Adverse publicity and changing investor perceptions may affect the ability of outside pricing services to value lower-quality debt securities and the Fund's ability to sell these securities. Since the risk of default is higher for lower-quality debt securities, Thornburg's research and credit analysis are an especially important part of managing securities of this type held by the Funds. In considering investments for the Funds, Thornburg will attempt to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. Thornburg's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.

     Each Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the Fund's shareholders.

Foreign Investments - Value Fund and Global Value Fund

     Foreign investments can involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer's financial condition and operations. It may be more difficult to obtain and enforce a judgment against a foreign issuer. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than for U.S. investments.

     Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers, and securities markets may be subject to less government supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It may also be difficult to enforce legal rights in foreign countries.

     Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises, and securities issued or guaranteed by foreign governments, their agencies, instrumentalities or political subdivisions, may or may not be supported by the full faith and credit and taxing power of the foreign government. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that Thornburg will be able to anticipate these potential events or counter their effects.

     The considerations noted above generally are intensified for investments in developing countries. Developing countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

     Each Equity Fund may invest in foreign securities that impose restrictions on transfer within the U.S. or to U.S. persons. Although securities subject to transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

     American Depository Receipts and European Depository Receipts (ADR's and EDR's) are certificates evidencing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. Designed for use in U.S. and European securities markets, respectively, ADR's and EDR's are alternatives to the purchase of the underlying securities in their national markets and currencies.

Foreign Currency Transactions - Value Fund and Global Value Fund

     Each Equity Fund may conduct foreign currency transactions on a spot (i.e., cash) basis or by entering into forward contracts to purchase or sell foreign currencies at a future date and price. The Fund will convert currency on a spot basis from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers generally do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. Forward contracts are generally traded in an interbank market conducted directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange. A Fund may use currency forward contracts for any purpose consistent with its investment objective. The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by a Fund. A Fund may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purposes. When a Fund agrees to buy or sell a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transaction, a Fund will be able to protect itself against an adverse change in foreign currency values between the date the security is purchased or sold and the date on which payment is made or received. This technique is sometimes referred to as a "settlement hedge" or "transaction hedge." Each Fund may also enter into forward contracts to purchase or sell a foreign currency in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by Thornburg.

     Each Equity Fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if a Fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge, " would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling for example, by entering into a forward contract to sell Deutschemarks or European Currency Units in return for U.S. dollars. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

     Each Equity Fund may enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. For example, if a Fund held investments denominated in deutschemarks, the Fund could enter into forward contracts to sell deutschemarks and purchase Swiss francs. This type of strategy, sometimes known as a "cross hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if the Fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause the Fund to assume the risk of fluctuations in the value of the currency it purchases. Under certain conditions, SEC guidelines require mutual funds to set aside appropriate liquid assets in a segregated custodial account to cover currency forward contracts. As required by SEC guidelines, the Fund will segregate assets to cover currency forward contracts, if any, whose purpose is essentially speculative. The Fund will not segregate assets to cover forward contracts entered into for hedging purposes, including settlement hedges, position hedges, and proxy hedges.

     Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in issues to a Fund if it is unable to deliver or receive currency in settlement of obligations and could also cause hedges it has entered into to be rendered ineffective, resulting in full currency exposure as well as incurring transaction costs. Currency futures are also subject to risks pertaining to future contracts generally. See "Futures Contracts," below. Options trading on currency futures is subject to market liquidity, and establishing and closing positions may be difficult. Currency exchange rates may fluctuate based on factors extrinsic to the issuing country's own economy.

     Successful use of currency management strategies will depend on Thornburg's skill in analyzing and predicting currency values. Currency management strategies may substantially change the Fund's investment exposure to changes in currency exchange rates, and could result in losses to the Fund if currencies do not perform as Thornburg anticipates. For example, if a currency's value rose at a time when Thornburg had hedged the Fund by selling that currency in exchange for dollars, the Fund would be unable to participate in the currency's appreciation. If Thornburg hedges currency exposure through proxy hedges, the Fund could realize currency losses from the hedge and the security position at the same time if the two currencies do not move in tandem. Similarly, if Thornburg increases the Fund's exposure to a foreign currency, and that currency's value declines, the Fund will realize a loss. There is no assurance that Thornburg's use of currency management strategies will be advantageous to the Fund or that it will hedge at an appropriate time.

Limitations on Futures and Options Transactions - Value Fund and Global Value
Fund

     An Equity Fund will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the Fund's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the Fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the Fund would exceed 5% of the Fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

     The above limitations on each Fund's investments in futures contracts and options, and the Fund's policies regarding futures contracts and options discussed elsewhere in this statement of Additional Information, are not fundamental policies and may be changed as regulatory agencies permit.

Real Estate-Related Instruments - Value Fund and Global Value Fund

     Real Estate-Related Instruments include real estate investment trusts, commercial and residential mortgage-backed securities, and real estate financings. Real estate-related instruments are sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, over building, and the management skill and creditworthiness of the issuer. Real estate-related instruments may also be affected by tax and regulatory requirements, such as those relating to the environment.

Futures Contracts - Value Fund and Global Value Fund

     When a Fund purchases a futures contract, it agrees to purchase a specified underlying instrument at a specified future date. When a Fund sells a futures contract, it agrees to sell the underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the Fund enters into the contract. Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indices of securities prices, such as the Standard & Poor's 500 Composite Stock Price Index (S&P 500). Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available. The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase the Fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When the Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

Futures Margin Payments - Value Fund and Global Value Fund

     The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value. If either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of the Fund's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of the Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the Fund.

Purchasing Put and Call Options - Value Fund and Global Value Fund

     By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises the option, it completes the sale of the underlying instrument at the strike price. The Fund may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

     The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

     The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

Writing Put and Call Options - Value Fund and Global Value Fund

     When a Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. When writing an option on a futures contract the Fund will be required to make margin payments to an FCM as described above for futures contracts. The Fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option the Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

     If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline. Writing a call option obligates the Fund to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline.

     At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

Combined Positions - Value Fund and Global Value Fund

     Each Equity Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based upon Thornburg's judgment that the combined strategies will reduce risk or otherwise achieve a portfolio management goal, it is possible that the combination will increase risk or hinder achievement of the goal.

Correlation of Price Changes - Value Fund and Global Value Fund

     Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match the Funds' respective current or anticipated investments exactly. Each Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Fund's other investments. Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

Liquidity of Options and Futures Contracts - Value Fund and Global Value Fund

     There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Fund to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require the Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Fund's access to other assets held to cover its options or futures positions could also be impaired.

OTC Options - Value Fund and Global Value Fund

     Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows each Fund greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. The staff of the SEC currently takes the position that OTC options are illiquid, and investments by each Fund in those instruments are subject to the Fund's limitation on investing no more than 10% of its assets in illiquid instruments.

Option and Futures Relating to Foreign Currencies - Value Fund and Global Value Fund

     Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.

     The uses and risks of currency options and futures are similar to options and futures relating to securities or indices, as discussed above. Each Fund may purchase and sell currency futures and may purchase and write currency options to increase or decrease its exposure to different foreign currencies. Each Equity Fund may also purchase and write currency options in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of the Fund's investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect the Fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of the Fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Fund's investments exactly over time. See "Foreign Currency Transactions-Value Fund," above.

Asset Coverage for Futures and Options Positions - Value Fund and Global Value Fund

     Each Fund will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of large percentage of the Fund's assets could impede Fund management or the Fund's ability to meet redemption requests or other current obligations.

Short Sales - Value Fund and Global Value Fund

     Each Fund may enter into short sales with respect to stocks underlying its convertible security holdings. For example, if Thornburg anticipates a decline in the price of the stock underlying a convertible security a Fund holds, it may sell the stock short. If the stock price subsequently declines, the proceeds of the short sale could be expected to offset all or a portion of the effect of the stock's decline on the value of the convertible security. Each Fund currently intends to hedge no more than 15% of its total assets with short sales on equity securities underlying its convertible security holdings under normal circumstances. When a Fund enters into a short sale, it will be required to set aside securities equivalent in kind and amount to those sold short (or securities convertible or exchangeable into such securities) and will be required to continue to hold them while the short sale is outstanding. A Fund will incur transaction costs, including interest expense, in connection with opening, maintaining, and closing short sales.

                          INVESTMENT LIMITATIONS

    Investment Limitations - Limited Term National Fund and
                             Limited Term California Fund

     Thornburg Limited Term Municipal Fund, Inc. has adopted the following fundamental investment policies applicable to each of Limited Term National Fund and Limited Term California Fund which may not be changed unless approved by a majority of the outstanding shares of each Fund. No Fund may:

     (1) Invest in securities other than Municipal Obligations (including participations therein) and temporary investments within the percentage limitations specified in the Prospectus;

     (2) Purchase any security if, as a result, more than 5% of its total assets would be invested in securities of any one issuer, excluding obligations of, or guaranteed by, the United States government, its agencies, instrumentalities and authorities;

     (3) Borrow money, except for temporary or emergency purposes and not for investment purposes, and then only in an amount not exceeding 5% of the value of the Fund's total assets at the time of borrowing;

     (4) Pledge, mortgage or hypothecate its assets, except to secure borrowings permitted by subparagraph (3) above;

     (5) Issue senior securities as defined in the Investment Company Act of 1940, except insofar as the Fund may be deemed to have issued a senior security by reason of (a) entering into any repurchase agreement; (b) purchasing any securities on a when-issued or delayed delivery basis; or (c) borrowing money in accordance with the restrictions described above;

     (6) Underwrite any issue of securities, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws;

     (7) Purchase or sell real estate and real estate mortgage loans, but this shall not prevent the Fund from investing in Municipal Obligations secured by real estate or interests therein;

     (8) Purchase or sell commodities or commodity futures contracts or oil, gas or other mineral exploration or development programs;

     (9) Make loans, other than by entering into repurchase agreements and through the purchase of Municipal Obligations or temporary investments in accordance with its investment objective, policies and limitations;

     (10) Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions;

     (11) Write or purchase puts, calls, straddles, spreads or other combinations thereof, except to the extent that securities subject to a demand obligation or to a remarketing agreement may be purchased as set forth in the Prospectus or this Statement of Additional Information;

     (12) Invest more than 5% of its total assets in securities of unseasoned issuers which, together with their predecessors, have been in operation for less than three years excluding (i) obligations of, or guaranteed by, the United States government, its agencies, instrumentalities and authorities and (ii) obligations secured by the pledge of the faith, credit and taxing power of any entity authorized to issue Municipal Obligations;

     (13) Invest more than 5% of its total assets in securities which the Fund is restricted from selling to the public without registration under the Securities Act of 1933;

     (14) Purchase securities of any issuer if such purchase at the time thereof would cause more than 10% of the voting securities of any such issuer to be held by the Fund;

     (15) Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets;

     (16) Purchase securities (other than securities of the United States government, its agencies, instrumentalities and authorities) if, as a result, more than 25% of the Fund's total assets would be invested in any one industry; or

     (17) Purchase or retain the securities of any issuer other than the securities of the Fund if, to the Fund's knowledge, those officers and directors of the Fund, or those officers and directors of Thornburg, who individually own beneficially more than 1/2 of 1% of the outstanding securities of such issuer, together own beneficially more than 5% of such outstanding securities.

     For the purpose of applying the limitations set forth in paragraphs (2) and (12) above, an issuer shall be deemed a separate issuer when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a nongovernmental user, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the nongovernmental user, then such nongovernmental user would be deemed to be the sole issuer. Where a security is also guaranteed by the enforceable obligation of another entity it shall also be included in the computation of securities owned that are issued by such other entity. In addition, for purposes of paragraph (2) above, a remarketing party entering into a remarketing agreement with a Fund as described in the Prospectus or this Statement of Additional Information shall not be deemed an "issuer" of a security or a "guarantor" of a Municipal Lease subject to that agreement.

     Neither of these Funds will purchase securities if, as a result, more than 25% of the Fund's total assets would be invested in any one industry. However, this restriction will not apply to purchases of (i) securities of the United States government and its agencies, instrumentalities and authorities, or (ii) tax exempt securities issued by different governments, agencies, or political subdivisions, because these issuers are not considered to be members of any one industry.

     With respect to temporary investments, in addition to the foregoing limitations, a Fund will not enter into a repurchase agreement if, as a result thereof, more than 5% of its net assets would be subject to repurchase agreements.

     Although each of these Funds has the right to pledge, mortgage or hypothecate its assets in order to comply with certain state statutes on investment restrictions, a Fund will not, as a matter of operating policy (which policy may be changed by the Board of Directors without shareholder approval), pledge, mortgage or hypothecate its portfolio securities to the extent that at any time the percentage of pledged securities will exceed 10%of its total assets.

     In the event the Limited Term National Fund or the Limited Term California Fund acquires disposable assets as a result of the exercise of a security interest relating to Municipal Obligations, the Fund will dispose of such assets as promptly as possible.

Investment Limitations - Intermediate National Fund

     Thornburg Investment Trust has adopted the following fundamental investment policies respecting the Intermediate National Fund which may not be changed unless approved by a majority of the outstanding shares of the Fund.

     The Intermediate National Fund may not:

     (1) Invest in securities other than Municipal Obligations (including participations therein) and temporary investments within the percentage limitations specified in the Prospectus;

     (2) The Intermediate National Fund may not purchase any security if, as a result, more than 5% of its total assets would be invested in securities of any one issuer, excluding obligations of, or guaranteed by, the United States government, its agencies, instrumentalities and authorities;

     (3) Borrow money, except for temporary or emergency purposes and not for investment purposes, and then only in an amount not exceeding 5% of the value of the Fund's total assets at the time of borrowing;

     (4) Pledge, mortgage or hypothecate its assets, except to secure borrowings permitted by subparagraph (3) above;

     (5) Issue senior securities as defined in the Investment Company Act of 1940, except insofar as the Fund may be deemed to have issued a senior security by reason of (a) entering into any repurchase agreement; (b) purchasing any securities on a when-issued or delayed delivery basis; or (c) borrowing money in accordance with the restrictions described above;

     (6) Underwrite any issue of securities, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws;

     (7) Purchase or sell real estate and real estate mortgage loans, but this shall not prevent the Fund from investing in Municipal Obligations secured by real estate or interests therein;

     (8) Purchase or sell commodities or commodity futures contracts or oil, gas or other mineral exploration or development programs;

     (9) Make loans, other than by entering into repurchase agreements and through the purchase of Municipal Obligations or temporary investments in accordance with its investment objectives, policies and limitations;

     (10) Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions;

     (11) Write or purchase puts, calls, straddles, spreads or other combinations thereof, except to the extent that securities subject to a demand obligation or to a remarketing agreement may be purchased as set forth in the Prospectus;

     (12) Invest more than 5% of its total assets in securities of unseasoned issuers which, together with their predecessors, have been in operation for less than three years excluding (i) obligations of, or guaranteed by, the United States government, its agencies, instrumentalities and authorities and
(ii) obligations secured by the pledge of the faith, credit and taxing power of any entity authorized to issue Municipal Obligations;

     (13) Invest more than 5% of its total assets in securities which the Fund is restricted from selling to the public without registration under the Securities Act of 1933;

     (14) Purchase securities of any issuer if such purchase at the time thereof would cause more than 10% of the voting securities of any such issuer to be held by the Fund;

     (15) Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets;

     (16) Purchase securities (other than securities of the United States government, its agencies, instrumentalities and authorities) if, as a result, more than 25% of the Fund's total assets would be invested in any one industry;

     (17) Purchase or retain the securities of any issuer other than the securities issued by the Fund itself if, to the Fund's knowledge, those officers and trustees of the Fund, or those officers and directors of Thornburg, who individually own beneficially more than 1/2 of 1% of the outstanding securities of such issuer, together own beneficially more than 5% of such outstanding securities; or

     (18) Purchase the securities of any issuer if as a result more than 10% of the value of the Fund's net assets would be invested in restricted securities, unmarketable securities and other illiquid securities (including repurchase agreements of more than seven days maturity and other securities which are not readily marketable).

     For the purpose of applying the limitations set forth in paragraphs (2) and (12) above, an issuer shall be deemed a separate issuer when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a nongovernmental user, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the nongovernmental user, then the nongovernmental user would be deemed to be the sole issuer. Where a security is also guaranteed by the enforceable obligation of another entity it shall also be included in the computation of securities owned that are issued by such other entity. In addition, for purposes of paragraph (2) above, a remarketing party entering into a remarketing agreement with the Fund as described in the Prospectus or in this Statement of Additional Information shall not be deemed an "issuer" of a security or a "guarantor" pursuant to the agreement.

     With respect to temporary investments, in addition to the foregoing limitations the Intermediate National Fund will not enter into a repurchase agreement if, as a result thereof, more than 5% of its net assets would be subject to repurchase agreements.

     Although the Fund has the right to pledge, mortgage or hypothecate its assets, the Fund will not, as a matter of operating policy (which policy may be changed by its Trustees without shareholder approval), pledge, mortgage or hypothecate its portfolio securities to the extent that at any time the percentage of pledged securities will exceed 10% of its total assets.

     In the event the Fund acquires disposable assets as a result of the exercise of a security interest relating to Municipal Obligations, it will dispose of such assets as promptly as possible.

Investment Limitations - Government Fund

     As a matter of fundamental investment policy, the Government Fund will not:

     (1) Invest more than 20% of the Fund's total assets in securities other than obligations issued or guaranteed by the United States Government or its agencies, instrumentalities and authorities, or in participations in such obligations or repurchase agreements secured by such obligations, generally described (but not limited) under the heading "Types of Obligations the Fund May Acquire", and then only in the nongovernmental obligations described in the Prospectus;

     (2) Purchase any security if, as a result, more than 5% of its total assets would be invested in securities of any one issuer, excluding obligations of, or guaranteed by, the United States government, its agencies, instrumentalities and authorities;

     (3) Borrow money, except (a) as a temporary measure, and then only in amounts not exceeding 5% of the value of the Fund's total assets or (b) from banks, provided that immediately after any such borrowing all borrowings of the Fund do not exceed 10% of the Fund's total assets. The exceptions to this restriction are not for investment leverage purposes but are solely for extraordinary or emergency purchases or to facilitate management of the Fund's portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio instruments is deemed to be disadvantageous. The Fund will not purchase securities while borrowings are outstanding. For purposes of this restriction (i) the security arrangements described in restriction (4) below will not be considered as borrowing money, and (ii) reverse repurchase agreements will be considered as borrowing money;

     (4) Mortgage, pledge or hypothecate any assets except to secure permitted borrowings. Arrangements to segregate assets with the Fund's custodian with respect to when-issued and delayed delivery transactions, and reverse repurchase agreements, and deposits made in connection with futures contracts, will not be considered a mortgage, pledge or hypothecation of assets;

     (5) Underwrite any issue of securities, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under federal securities laws;

     (6) Purchase or sell real estate and real estate mortgage loans, but this shall not prevent the Fund from investing in obligations of the U.S. Government or its agencies, relating to real estate mortgages as described generally in the Prospectus;

     (7) Purchase or sell commodities or commodity futures contracts or oil, gas or other mineral exploration or development programs. Investment in futures contracts respecting securities and in options on these futures contracts will not be considered investment in commodity futures contracts;

     (8) Make loans, except through (a) the purchase of debt obligations in accordance with the Fund's investment objectives and policies; (b) repurchase agreements with banks, brokers, dealers and other financial institutions; and
(c) loans of securities;

     (9) Purchase any security on margin, except for such short-term credits as are necessary for the clearance of transactions. For purposes of this restriction, the Fund's entry into futures contracts will not be considered the purchase of securities on margin;

     (10) Make short sales of securities;

     (11) Invest more than 5% of its total assets in securities of unseasoned issuers which, together with their predecessors, have been in operation for less than three years excluding obligations of, or guaranteed by, the United States government, its agencies, instrumentalities and authorities;

     (12) Invest more than 5% of its total assets in securities which the Fund is restricted from selling to the public without registration under the Securities Act of 1933. The Fund has no present intention to purchase any such restricted securities;

     (13) Purchase securities of any issuer if the purchase at the time thereof would cause more than 10% of the voting securities or more than 10% of any class of securities of any such issuer to be held by the Fund;

     (14) Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets;

     (15) Purchase securities (other than securities of the United States government, its agencies, instrumentalities and authorities) if, as a result, more than 25% of the Fund's total assets would be invested in any one industry;

     (16) Purchase or retain the securities of any issuer other than the securities of the Fund if, to the Fund's knowledge, those officers and Trustees of the Fund, or those officers and directors of Thornburg, who individually own beneficially more than 1/2 of 1% of the outstanding securities of such issuer, together own beneficially more than 5% of such outstanding securities;

     (17) Enter into any reverse repurchase agreement if, as a result thereof, more than 5% of its total assets would be subject to its obligations under reverse purchase agreements at any time;

     (18) Purchase or sell any futures contract if, as a result thereof, the sum of the amount of margin deposits on the Fund's existing futures positions and the amount of premiums paid for related options would exceed 5% of the Fund's total assets;

     (19) Purchase any put or call option not related to a futures contract;

     (20) Purchase the securities of any issuer if as a result more than 10% of the value of the Fund's net assets would be invested in securities which are considered illiquid because they are subject to legal or contractual restrictions on resale ("restricted securities") or because no market quotations are readily available; or enter into a repurchase agreement maturing in more than seven days, if as a result such repurchase agreements together with restricted securities and securities for which there are no readily available market quotations would constitute more than 10% of the Fund's net assets; or

     (21) Issue senior securities, as defined under the Investment Company Act of 1940, except that the Fund may enter into repurchase agreements and reverse repurchase agreements, lend its portfolio securities, borrow, and enter into when-issued and delayed delivery transactions as described in the Prospectus or this Statement of Additional Information and as limited by the foregoing investment limitations.

     Whenever an investment policy or restriction states a minimum or maximum percentage of the Government Fund's assets which may be invested in any security or other assets, it is intended that the minimum or maximum percentage limitations will be determined immediately after and as a result of the Fund's acquisition of the security or asset. Accordingly, any later increase or decrease in the relative percentage of value represented by the asset or security resulting from changes in asset values will not be considered a violation of these restrictions.

     Although the Government Fund has the right to pledge, mortgage or hypothecate its assets subject to the restrictions described above, in order to comply with certain state statutes on investment restrictions, the Fund will not, as a matter of operating policy (which policy may be changed by the Trustees without shareholder approval), mortgage, pledge or hypothecate its portfolio securities to the extent that at any time the percentage of pledged securities will exceed 10% of its total assets.

Investment Limitations - Income Fund

     As a matter of fundamental policy, the Income Fund may not:

     (1) with respect to 75% of its total assets taken at market value, purchase more than 10% of the voting securities of any one issuer or invest more than 5% of the value of its total assets in the securities of any one issuer, except obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and except securities of other investment companies;

     (2) borrow money, except as a temporary measure for extraordinary or emergency purposes or except in connection with reverse repurchase agreements; provided that the Fund maintains asset coverage of 300% for all borrowings;

     (3) purchase or sell real estate (except that the Fund may invest in (i) securities of companies which deal in real estate or mortgages, and (ii) securities secured by real estate or interests therein and that the Fund reserves freedom of action to hold and sell real estate acquired as a result of the Fund's ownership of securities) or purchase or sell physical commodities or contracts relating to physical commodities;

     (4) act as underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of portfolio securities of the Fund;

     (5) make loans to any other person, except (a) loans of portfolio securities, and (b) to the extent that the entry into repurchase agreements and the purchase of debt securities in accordance with its investment objectives and investment policies may be deemed to be loans;

     (6) issue senior securities, except as appropriate to evidence indebtedness which it is permitted to incur, and except for shares of the separate classes of a fund or series of the Trust provided that collateral arrangements with respect to currency-related contracts, futures contracts, options, or other permitted investments, including deposits of initial and variation margin, are not considered to be the issuance of senior securities for purposes of this restriction;

     (7) purchase any securities which would cause more than 25% of the market value of its total assets at the time of such purchase to be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that there is no limitation with respect to investments in obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities (for the purposes of this restriction, telephone companies are considered to be in a separate industry from gas and electric public utilities, and wholly-owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of the parents).

     As a matter of non-fundamental policy the Income Fund may not:

     (a) purchase or retain securities of any open-end investment company, or securities of any closed-end investment company except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchases, or except when such purchase, though not made in the open market, is part of a plan of merger, consolidation, reorganization or acquisition of assets. The Fund will not acquire any security issued by another investment company ( the "acquired company") if the Fund thereby would own (i) more than 3% of the total outstanding voting securities of the acquired company, or (ii) securities issued by the acquired company having an aggregate value exceeding 5% of the Fund's total assets, or (iii) securities issued by investment companies having an aggregate value exceeding 10% of the Fund's total assets;

     (b) pledge, mortgage or hypothecate its assets in excess, together with permitted borrowings, of 1/3 of its total assets;

     (c) purchase or retain securities of an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Fund or a member, officer, director or trustee of the investment adviser of the Fund if one or more of such individuals owns beneficially more than one-half of one percent (1/2%) of the outstanding shares or securities or both (taken at market value) of such issuer and such shares or securities together own beneficially more than 5% of such shares or securities or both;

     (d) purchase securities on margin or make short sales, unless, by virtue of its ownership of other securities, it has the right to obtain securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions, except in connection with arbitrage transactions, and except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities;

     (e) invest more than 15% of its net assets in the aggregate in securities which are not readily marketable, the disposition of which is restricted under Federal securities laws, and in repurchase agreements not terminable within 7 days provided the Fund will not invest more than 5% of its total assets in restricted securities;

     (f) purchase securities of any issuers with a record of less than three years of continuous operations, including predecessors, except U.S. government securities, securities of such issuers which are rated by at least one nationally recognized statistical rating organization, municipal obligations and obligations issued or guaranteed by any foreign government or its agencies or instrumentalities, if such purchase would cause the investments of the Fund in all such issuers to exceed 5% of the total assets of the Fund taken at market value;

     (g) purchase more than 10% of the voting securities of any one issuer, except securities issued by the U.S. Government, its agencies or instrumentalities;

     (h) buy options on securities or financial instruments, unless the aggregate premiums paid on all such options held by the Fund at any time do not exceed 20% of its net assets; or sell put options in securities if, as a result, the aggregate value of the obligations underlying such put options (together with other assets then segregated to cover the Fund's potential obligations under its hedging, duration management, risk management and other Strategic Transactions other than those with respect to futures and options thereon) would exceed 50% of the Fund's net assets;

     (i) enter into futures contracts or purchase options thereon unless immediately after the purchase, the value of the aggregate initial margin with respect to all futures contracts entered into on behalf of the Fund and the premiums paid for options on futures contracts does not exceed 5% of the fair market value of the Fund's total assets; provided that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing the 5% limit;

     (j) invest in oil, gas or other mineral leases, or exploration or development programs (although it may invest in issuers which own or invest in such interests);

     (k) borrow money except as a temporary measure, and then not in excess of 5% of its total assets (taken at market value) unless the borrowing is from banks, in which case the percentage limitation is 10%; reverse repurchase agreements and dollar rolls will be considered borrowings for this purpose, and will be further subject to total asset coverage of 300% for such agreements;

     (l) purchase warrants if as a result warrants taken at the lower of cost or market value would represent more than 5% of the value of the Fund's total net assets or more than 2% of its net assets in warrants that are not listed on the New York or American Stock Exchanges or on an exchange with comparable listing requirements (for this purpose, warrants attached to securities will be deemed to have no value); or

     (m) make securities loans if the value of such securities loaned exceeds 30% of the value of the Fund's total assets at the time any loan is made; all loans of portfolio securities will be fully collateralized and marked to market daily. The Fund has no current intention of making loans of portfolio securities that would amount to greater than 5% of the Fund's total assets;

     (n)  purchase or sell real estate limited partnership interests.

Restrictions with respect to repurchase agreements shall be construed to be for repurchase agreements entered into for the investment of available cash consistent with the Income Fund's repurchase agreement procedures, not repurchase commitments entered into for general investment purposes.

Investment Limitations - Value Fund and Global Value Fund

     The following policies and limitations supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the Fund's assets that may be invested in any security or other asset, that percentage limitation will be determined immediately after and as a result of a Fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations.

  As a matter of fundamental policy, an Equity Fund may not:

     (1) with respect to 75% of the Fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result,
(a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer;

     (2) issue senior securities, except as permitted under the Investment Company Act of 1940;

     (3) borrow money, except for temporary or emergency purposes or except in connection with reverse repurchase agreements; in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

     (4) underwrite any issue of securities (except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities);

     (5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;

     (6) purchase or sell real estate unless acquired as a result or ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

     (7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or

     (8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.

     The following investment limitations are not fundamental and may be changed without shareholder approval as to each Fund:


     (i) The Fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

     (ii) The Fund does not currently intend to purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

     (iii) The Fund may borrow money only (a) from a bank or (b) by engaging in reverse repurchase agreements with any party. The Fund will not purchase any security while borrowings representing more than 5% of its total assets are outstanding.

     (iv) The Fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

     (v) The Fund does not currently intend to purchase interests in real estate investment trusts that are not readily marketable or interests in real estate limited partnerships that are not listed on an exchange or traded on the NASDAQ National Market System if, as a result, the sum of such interests and other investments considered illiquid under the limitation in the preceding paragraph would exceed the Fund's limitations on investments in illiquid securities.

     (vi) The Fund does not currently intend to (a) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (b) purchase or retain securities issued by other open-end investment companies. Limitations (a) and (b) do not apply to securities received as dividends, through offers of exchange, or as a result of a reorganization, consolidation, or merger.

     (vii) The Fund does not currently intend to purchase the securities of any issuer (other than securities issue or guaranteed by domestic or foreign governments or political subdivisions thereof) if, as a result, more than 5% of its total assets would be invested in the securities of business enterprises that, including predecessors, have a record of less than three years of continuous operation.

     (viii) The Fund does not currently intend to purchase warrants, valued at the lower of cost or market, in excess of 5% of the Fund's net assets. Included in that amount, but not to exceed 2% of the Fund's net assets, may be warrants that are not listed on the New York Stock Exchange or the American Stock exchange. Warrants acquired by the Fund in units or attached to securities are not subject to these restrictions.

     (ix) The Fund does not currently intend to invest in oil, gas or other mineral exploration or development programs or leases.

      (x) The Fund does not currently intend to purchase the securities of any issuer if those officers and Trustees of the trust and those officers and directors of Thornburg who individually own more than 1/2 of 1% of the securities of such issuer together own more than 5% of such issuer's securities.

     For each Fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions Value Fund and Global Value Fund".

                       YIELD AND RETURN COMPUTATION

Performance and Portfolio Information -

     Each Fund will from time to time display performance information, including yield, dividend returns, total return, and average annual total return, in advertising, sales literature, and reports to shareholders. Yield is computed by dividing the Fund's net interest and dividend income for a given 30 days or one month period by the maximum share offering price at the end of the period. The result is "annualized" to arrive at an annual percentage rate. In addition, the Fund may use the same method for 90 day or quarterly periods. Total return is the change in share value over time, assuming reinvestment of any dividends and capital gains. "Cumulative total return" describes total return over a stated period, while "average annual total return" is a hypothetical rate of return which, if achieved annually, would have produced the same cumulative total return if performance had been constant for the period shown. Average annual return tends to reduce variations in return over the period, and investors should recognize that the average figures are not the same as actual annual returns. A Fund may display return information for differing periods without annualizing the results and without taking sales charges into effect.

     Yield quotations include a standardized calculation which computes yield for a 30-day or one month period by dividing net investment income per share during the period by the maximum offering price on the last day of the period. The standardized calculation will include the effect of semiannual compounding and will reflect amortization of premiums for those bonds which have a market value in excess of par. New schedules based on market value will be computed each month for amortizing premiums. With respect to mortgage-backed securities or other receivables-backed obligations, the Fund will amortize the discount or premium on the outstanding principal balance, based upon the cost of the security, over the remaining term of the security. Gains or losses attributable to actual monthly paydowns on mortgage-backed obligations will be reflected as increases or decreases to interest income during the period when such gains or losses are realized. Provided that any such quotation is also accompanied by the standardized calculation referred to above, a Fund may also quote non-standardized performance data for a specified period by dividing the net investment income per share for that period by either the Fund's average public offering price per share for that same period or the offering price per share on the first or last day of the period, and multiplying the result by 365 divided by the number of days in the specified period. For purposes of this non-standardized calculation, net investment income will include accrued interest income plus or minus any amortized purchase discount or premium less all accrued expenses. The primary differences between the results obtained using the standardized performance measure and any non-standardized performance measure will be
caused by the following factors:   (1) The non-standardized calculation may
cover periods other than the 30-day or one month period required by the standardized calculation; (2) The non-standardized calculation may reflect amortization of premium based upon historical cost rather than market value;
(3) The non-standardized calculation may reflect the average offering price per share for the period or the beginning offering price per share for the period, whereas the standardized calculation always will reflect the maximum offering price per share on the last day of the period; (4) The non-standardized calculation may reflect an offering price per share other than the maximum offering price, provided that any time the Fund's return is quoted in reports, sales literature or advertisements using a public offering price which is less than the Fund's maximum public offering price, the return computed by using the Fund's maximum public offering price also will be quoted in the same piece; (5) The non-standardized return quotation may include the effective return obtained by compounding the monthly dividends.

     For the Funds' investments denominated in foreign currencies, income and expenses are calculated first in their respective currencies, and are then converted to U.S. dollars, either when they are actually converted or at the end of the 30-day or one month period, whichever is earlier. Capital gains and losses generally are excluded from the calculation as are gains and losses from currency exchange rate fluctuations.

     Income calculated for the purposes of calculating the Funds' yields differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding of income assumed in yield calculations, a Fund's yield may not equal its distribution rate, the income paid to a shareholder's account, or the income reported in the Fund's financial statements.

     Yield information may be useful in reviewing a Fund's performance and in providing a basis for comparison with other investment alternatives.
However, each Fund's yield fluctuates, unlike investments that pay a fixed interest rate over a stated period of time. When comparing investment alternatives, investors should also note the quality and maturity of the portfolio securities of respective investment companies they have chosen to consider.

     Total returns quoted in advertising reflect all aspects of a Fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in the Fund's net asset value (NAV) over a stated period. Average annual total returns are calculated by determining the growth or decline in value of a hypothetical historical investment in a Fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative total return of 100% over ten years would produce an average annual return of 7.18%, which is the steady annual rate of return that would equal 100% growth on a compounded basis in ten years. While average annual returns are a convenient means of comparing investment alternatives, investors should realize that a Fund's performance is not constant over time, but changes from year to year, and the average annual returns represent averaged figures as opposed to the actual year-to-year performance of the Fund. In addition to average annual total returns, a Fund may quote unaveraged or cumulative total returns reflecting the simple change in value an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes to share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns may be quoted on a before-tax or after-tax basis and may be quoted with or without taking a Fund's maximum sales charge into account. Excluding a Fund's sales charge from a total return calculation produces a higher total return figure. Total returns, yields, and other performance information may be quoted numerically or in a table, graph, or similar illustration.

     A Municipal Fund or an Income Fund also may illustrate performance or the characteristics of its investment portfolio through graphs, tabular data or other displays which describe (i) the average portfolio maturity of the Fund's portfolio securities relative to the maturities of other investments,
(ii) the relationship of yield and maturity of the Fund to the yield and maturity of other investments (either as a comparison or through use of standard bench marks or indices such as the Treasury yield curve), (iii) changes in the Fund's share price or net asset value in some cases relative to changes in the value of other investments, and (iv) the relationship over time of changes in the Fund's (or other investments') net asset value or price and the Fund's (or other investments') investment return.

     Charts and graphs using the Fund's net asset values, adjusted net asset values, and benchmark indices may be used to exhibit performance. An adjusted NAV includes any distributions paid by the Fund and reflects all elements of its return. Unless otherwise indicated, the Fund's adjusted NAV's are not adjusted for sales charges, if any.

     The Funds may illustrate performance using moving averages. A long-term moving average is the average of each week's adjusted closing NAV or total
return for a specified period.   A short-term moving average NAV is the
average of each day's adjusted closing NAV for a specified period. Moving average activity indicators combine adjusted closing NAV's from the last business day of each week with moving averages for a specified period the produce indicators showing when an NAV has crossed, stayed above, or stayed below its moving average.

     Each Fund's performance may be compared to the performance of other mutual funds in general, or to the performance of particular types of mutual funds. These comparisons may be expressed as mutual fund ranking prepared by Lipper Analytical Services, Inc. (Lipper), an independent service located in Summit, New Jersey that monitors the performance of mutual funds. Lipper generally ranks funds on the basis of total return, assuming reinvestment of distributions, but does not take sales charges or redemption fees into consideration, and is prepared without regard to tax consequences. In addition to the mutual fund rankings the Fund's performance may be compared to stock, bond, and money market mutual fund performance indices prepared by Lipper or other organizations. When comparing these indices, it is important to remember the risk and return characteristics of each type of investment. For example, while stock mutual funds may offer higher potential returns, they also carry the highest degree of share price volatility. Likewise, money market funds may offer greater stability of principal, but generally do not offer the higher potential returns from stock mutual funds. From time to time, the Fund's performance may also be compared to other mutual funds tracked by financial or business publications and periodicals. For example, the Fund may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the performance of Thornburg Funds to one another in appropriate categories over specific periods of time may also be quoted in advertising. Performance rankings and ratings reported periodically in financial publications such as "MONEY" magazine, "Forbes" and "BARRON's" also may be used. These performance analyses ordinarily do not take sales charges into consideration and are prepared without regard to tax consequences.

     Each Fund may be compared in advertising to Certificates of Deposit (CD's) or other investments issued by banks or other depository institutions. Mutual funds differ from bank investments in several respects. For example, while a Fund may offer greater liquidity or higher potential returns than CD's, a Fund does not guarantee a shareholder's principal or return, and Fund shares are not FDIC insured.

     Thornburg may provide information designed to help individuals understand their investment goals and explore various financial strategies. Such information may include information about current economic market, and political conditions; materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting; questionnaires designed to help create a personal financial profile; worksheets used to project savings needs bases on assumed rates of inflation and hypothetical rates of return; and action plans offering investment alternatives. Materials may also include discussions of other Thornburg mutual funds.

     Ibbotson Associates of Chicago, Illinois (Ibbotson) provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the CPI), and combinations of various capital markets. The performance of these capital markets is based on the returns of differed indices.

     The Funds may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in the capital market may or may not correspond directly to those of a Fund. A Fund may also compare performance to that of other compilations or indices that may be developed and made available in the future, and advertising, sales literature and shareholder reports also may discuss aspects of periodic investment plans, dollar cost averaging and other techniques for investing to pay for education, retirement and other goals. In addition, a Fund may quote or reprint financial or business publications and periodicals, including model portfolios or allocations, as they relate to current economic and political conditions, fund management, portfolio composition, investment philosophy, investment techniques and the desirability of owning a particular mutual fund. A Fund may present its fund number, Quotron (trademark) number, and CUSIP number, and discuss or quote its current portfolio manager.

     The Funds may quote various measures of volatility and benchmark correlation in advertising. In addition, the Funds may compare these measures to those of other funds. Measures of volatility seek to compare a Fund's historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. All measures of volatility and correlation are calculated using averages of historical data. In advertising, a Fund may also discuss or illustrate examples of interest rate sensitivity.

     Momentum indicators show a Fund's price movements over specific periods of time. Each point on the momentum indicator represents the Fund's percentage change in price movements over that period. A Fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels. The Funds may be available for purchase through retirement plans or other programs offering deferral of, or exemption from, income taxes, which may produce superior after-tax returns over time. For example, a $1,000 investment earning a taxable return of 10% annually would have an after-tax value of $1,949 after ten years, assuming tax was deducted from the return each year at a 31% rate. An equivalent tax-deferred investment would have an after-tax value of $2,100 after ten years, assuming tax was deducted at a 31% rate from the tax-deferred earnings at the end of the ten-year period.

                  REPRESENTATIVE PERFORMANCE INFORMATION

Representative Performance Information - Limited Term National Fund (Institutional Class)

      THE FOLLOWING DATA FOR THE LIMITED TERM NATIONAL FUND REPRESENT PAST PERFORMANCE, AND THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

Yield Computations

  Standardized Method of Computing Yield. The yield of the Limited Term National Fund Institutional Class shares for the 30-day period ended June 30, 2001, computed in accordance with the standardized calculation described above, was 3.74%. This method of computing yield does not take into account changes in net asset value.

  Taxable Equivalent Yield. The Limited Term National Fund's taxable equivalent yield for Institutional Class shares, computed in accordance with the standardized method, using a maximum federal tax rate of 39.6%, was 6.19% for the 30-day period ended June 30, 2001.

  Average Annual Total Return.  The Limited Term National Fund's
Institutional Class total return figures are set forth below for the period shown ending June 30, 2001. Institutional Class shares were first offered on July 5, 1996. These total return figures assume reinvestment of all dividends at net asset value.


          1 Year    5 Years   10 Years  Since Inception
          ------    -------   --------  ---------------
           7.91%      N/A        N/A         5.21%


Representative Performance Information - Limited Term California Fund (Institutional Class)

     THE FOLLOWING DATA FOR THE LIMITED TERM CALIFORNIA FUND REPRESENT PAST PERFORMANCE, AND THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

Yield Computations

  Standardized Method of Computing Yield. The yield of the Limited Term California Fund Institutional Class shares for the 30-day period ended June 30, 2001, computed in accordance with the standardized calculation described above, was 3.36%. This method of computing yield does not take into account changes in net asset value.

  Taxable Equivalent Yield. The Limited Term California Fund's taxable equivalent yield for Institutional Class shares, computed in accordance with the standardized method, using a maximum federal tax rate of 39.6% and a maximum California tax rate of 9.3%, was 6.57% for the 30-day period ended June 30, 2001.

  Average Annual Total Return. The Limited Term California Fund's Institutional Class total return figures are set forth below for the period shown ending June 30, 2001. Institutional Class shares were first offered on April 1, 1997. These total return figures assume reinvestment of all dividends at net asset value.


          1 Year    5 Years   10 Years  Since Inception
          ------    -------   --------  ---------------
           6.28%      N/A        N/A         4.97%


Representative Performance Information - Intermediate National Fund (Institutional Class)

     THE FOLLOWING DATA FOR INTERMEDIATE NATIONAL FUND REPRESENT PAST PERFORMANCE, AND THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

Yield Computations

     Standardized Method of Computing Yield. The yield of the Intermediate National Fund Institutional Class shares for the 30-day period ended March 31, 2001, computed in accordance with the standardized calculation described above, was 4.64%. This method of computing yield does not take into account changes in net asset value.

     Taxable Equivalent Yield. The Intermediate National Fund's taxable equivalent yield for Institutional Class shares, computed in accordance with the standardized method described above using a maximum federal tax rate of 39.6% was 7.68% for the 30-day period ended March 31, 2001.

     Average Annual Total Return. The Intermediate National Fund's Institutional Class total return figures are set forth below for the period shown ending March 31, 2001. Institutional Class shares were first offered on July 5, 1996. These total return figures assume reinvestment of all dividends at net asset value.


          1 Year    5 Years   10 Years  Since Inception
          ------    -------   --------  ---------------
           7.64%      N/A        N/A       5.38%


Representative Performance Information - Government Fund
(Institutional Class)

     THE FOLLOWING DATA FOR THE GOVERNMENT FUND REPRESENT PAST PERFORMANCE, AND THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

Yield Computations

     Standardized Method of Computing Yield. The Government Fund's yield for Institutional Class shares, computed for the 30-day period ended March 31, 2001 in accordance with the standardized calculation described above, was 6.07%. This method of computing yield does not take into account changes in net asset value.

     Average Annual Total Return. The Government Fund's total returns for Institutional Class shares, computed in accordance with the total return calculation described above, are displayed in the table below for the periods shown ended March 31, 2001. The Government Fund commenced sales of Institutional Class shares on July 5, 1996. "Total return," unlike the standardized yield figures shown above, takes into account changes in net asset value over the described periods. These data assume reinvestment of all dividends at net asset value.


          1 Year    5 Years   10 Years  Since Inception
          ------    -------   --------  ---------------
          11.68%      N/A        N/A      6.85% (7/5/96)


Total return figures are average annual total returns for the periods shown.

Representative Performance Information - Income Fund
(Institutional Class)

     THE FOLLOWING DATA FOR THE INCOME FUND REPRESENT PAST PERFORMANCE, AND THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

Yield Computations

     Standardized Method of Computing Yield. The Income Fund's yield for Institutional Class shares, computed for the 30-day period ended March 31, 2001 in accordance with the standardized calculation described above, was 5.98%. This method of computing yield does not take into account changes in net asset value.

     Average Annual Total Return. The Income Fund's total returns for Institutional Class shares, computed in accordance with the total return calculation described above, are displayed in the table below for the periods shown ended March 31, 2001. The Income Fund commenced sales of Institutional Class shares on July 5, 1996. "Total return," unlike the standardized yield figures shown above, takes into account changes in net asset value over the described periods. These data assume reinvestment of all dividends at net asset value.




          1 Year    5 Years   10 Years  Since Inception
          ------    -------   --------  ---------------
           11.51%      N/A        N/A      7.17% (7/5/96)


Total return figures are average annual total returns for the periods shown.

Representative Performance Information - Value Fund
(Institutional Class)

     Value Fund's average annual total returns for Institutional Class shares, computed in accordance with the average annual total return calculation described above, are displayed in the table below for the periods shown ending March 31, 2001. Value Fund commenced sales of its Institutional Class shares on November 2, 1998. "Total return" takes into account changes in net asset value over the described periods. These data assume reinvestment of all dividends at net asset value.

          1 Year    5 Years   10 Years  Since Inception
          ------    -------   --------  ---------------
          (9.10)%      N/A       N/A      16.59% (11/2/98)



Representative Performance Information - Global Value Fund
(Institutional Class)

     No figures are available for Global Value Fund as of March 31, 2001, because Class I shares of Global Value Fund first became available on March 30, 2001.

                                   TAXES

Federal Income Taxes - In General

     Each Fund has elected and intends to qualify for treatment as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code").

     If in any year a Fund fails to qualify for the treatment conferred by Subchapter M of the Code, the Fund would be taxed as a corporation on its income. Distributions to the shareholders would be treated as ordinary income to the extent of the Fund's earnings and profits, and would be treated as nontaxable returns of capital to the extent of the shareholders' respective bases in their shares. Further distributions would be treated as amounts received on a sale or exchange or property. Additionally, if in any year the Fund qualified as a regulated investment company but failed to distribute all of its net income, the Fund would be taxable on the undistributed portion of its net income. Although each Fund intends to distribute all of its net income currently, it could have undistributed net income if, for example, expenses of the Fund were reduced or disallowed on audit.



     Each shareholder will be notified annually by their Fund as to the amount and characterization of distributions paid to or reinvested by the shareholder for the preceding taxable year. The Fund may be required to withhold federal income tax at a rate of 31% from distributions otherwise payable to a shareholder if (i) the shareholder has failed to furnish the Fund with his taxpayer identification number, (ii) the Fund is notified that the shareholder's number is incorrect, (iii) the Internal Revenue Service notifies the Fund that the shareholder has failed properly to report certain income, or (iv) when required to do so, the shareholder fails to certify under penalty of perjury that he is not subject to this withholding.



     Distributions by a Fund result in a reduction in the net asset value of the Fund's shares. Should distributions reduce the net asset value below a shareholder's cost basis, the distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive a partial return of capital upon the distribution, which will nevertheless be taxable to them.

     If a Fund holds zero coupon securities or other securities which are issued at discount, a portion of the difference between the issue price and the face amount of zero coupon securities ("original issue discount") will be treated as ordinary income if the Fund holds securities with original issue discount each year, although no current payments will be received by the Fund with respect to that income. This original issue discount will comprise a part of that investment company taxable income of the Fund which must be distributed to shareholders in order to maintain its qualification as a regulated investment company and to avoid federal income tax on the Fund. Taxable shareholders of the Fund will be subject to income tax on original issue discount, whether or not they elect to receive their distributions in cash.

Federal Income Taxation - Municipal Funds

     The Municipal Funds each intend to satisfy conditions (including requirements as to the proportion of its assets invested in Municipal Obligations) which will enable each Fund to designate distributions from the interest income generated by its investments in Municipal Obligations, which are exempt from federal income tax when received by the Fund, as Exempt Interest Dividends. Shareholders receiving Exempt Interest Dividends will not be subject to federal income tax on the amount of those dividends, except to the extent the alternative minimum tax may apply. A Municipal Fund would be unable to make Exempt Interest Dividends if, at the close of any quarter of its taxable year, more than 50% of the value of the Fund's total assets consisted of assets other than Municipal Obligations. Additionally, if in any year the Fund qualified as a regulated investment company but failed to distribute all of its net income, the Fund would be taxable on the undistributed portion of its net income. Although each Fund intends to distribute all of its net income currently, it could have undistributed net income if, for example, expenses of the Fund were reduced or disallowed on audit.





     Distributions by each Municipal Fund of net interest income received from certain temporary investments (such as certificates of deposit, commercial paper and obligations of the United States government, its agencies, instrumentalities and authorities), short-term capital gains realized by the Fund, if any, and realized amounts attributable to market discount on bonds, will be taxable to shareholders as ordinary income whether received in cash or additional shares. Distributions to shareholders will not qualify for the dividends received deduction for corporations.

     Any net long-term capital gains realized by a Municipal Fund, whether or not distributed in cash or reinvested in additional shares, must be treated as long-term capital gains by shareholders regardless of the length of time investors have held their shares. If a Fund should have net undistributed capital gain in any year, the Fund would pay the tax on such gains and each shareholder would be deemed, for federal tax purposes, to have paid his or her pro rata share of such tax.




     Redemption or resale of shares will be a taxable transaction for federal income tax purposes and the shareholder will recognize gain or loss in an amount equal to the difference between the shareholder's basis in the shares and the amount realized by the shareholder on the redemption or resale.



     The foregoing is a general and abbreviated summary of selected provisions of the Code and Treasury Regulations presently in effect as they directly govern the taxation of the Municipal Funds and their individual shareholders, and this summary primarily addresses tax consequences to individual shareholders. For complete provisions, reference should be made to the pertinent Code sections and Treasury Regulations. The Code and Treasury Regulations are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Fund transactions. Shareholders are advised to consult their own tax advisers for more detailed information concerning the federal taxation of the Funds and the income tax consequences to their shareholders.


     The Funds' counsel, White, Koch, Kelly & McCarthy, Professional Association, has not made and normally will not make any review of the proceedings relating to the issuance of the Municipal Obligations or the basis for any opinions issued in connection therewith. In the case of certain Municipal Obligations, federal tax exemption is dependent upon the issuer (and other users) complying with certain ongoing requirements. There can be no assurance that the issuer (and other users) will comply with these requirements, in which event the interest on such Municipal Obligations could be determined to be taxable, in most cases retroactively from the date of issuance.

State and Local Tax Aspects of the Municipal Funds

     The exemption from federal income tax for distributions of interest income from Municipal Obligations which are designated Exempt Interest Dividends will not necessarily result in exemption under the income or other tax laws of any state or local taxing authority.

     The exemption from the State of California personal income taxes for distributions of interest income in the Limited Term California Fund applies only to shareholders who are residents of the State of California, and only to the extent such income qualifies as "exempt-interest dividends" under
Section 17145 of the California Revenue and Taxation Code and is not derived from interest on obligations from any state other than from California or its political subdivisions.

     The laws of the several states and local taxing authorities vary with respect to the taxation of distributions, and shareholders of each Fund are advised to consult their own tax advisers in that regard. In particular, prospective investors who are not individuals are advised that the preceding discussion relates primarily to tax consequences affecting individuals, and the tax consequences of an investment by a person which is not an individual may be very different. Each Fund will advise shareholders within 60 days of the end of each calendar year as to the percentage of income derived from each state in which the Fund has any Municipal Obligations in order to assist shareholders in the preparation of their state and local tax returns.

Federal Income Taxes - Income Funds


     Distributions representing net interest and net short-term capital gains will be taxable as ordinary income to the recipient shareholders, whether the distributions are actually taken in cash or are reinvested by the recipient shareholders in additional shares. Fund distributions will not be eligible for the dividends received deduction for corporations. Distributions of net long-term capital gains, if any, will be treated as long-term capital gains to the distributee shareholders, whether the distributions are actually taken as cash or are reinvested by the recipient shareholders in additional shares.



     Redemption or resale of shares will be a taxable transaction for federal income tax purposes and the shareholder will recognize gain or loss in an amount equal to the difference between the shareholder's basis in the shares and the amount realized by the shareholder on the redemption or resale.





     The foregoing is a general and abbreviated summary of selected provisions of the Code and Treasury Regulations presently in effect as they directly govern the taxation of the Taxable Income Funds and their individual shareholders, and this summary primarily addresses tax consequences to individual shareholders. For complete provisions, reference should be made to the pertinent Code sections and Treasury Regulations. The Code and Treasury Regulations are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Fund transactions. Shareholders are advised to consult their own tax advisers for more detailed information concerning the federal and state taxation of the Fund and the income tax consequences to its shareholders.


State and Local Income Tax Considerations - Income Funds

     A portion of each Fund's dividends derived from certain U.S. Government obligations may be exempt from state and local taxation. The income tax treatment of the shareholders in the respective states will depend upon the specific laws applicable in those states, and prospective investors are urged to confer with their own tax advisers concerning their particular situations.

Federal Income Taxes - Value Fund and Global Value Fund

     Gains (losses) attributable to foreign currency fluctuations are generally taxable as ordinary income and therefore will increase (decrease) dividend distributions. Net short-term capital gains are distributed as dividend income. Value Fund and Global Value Fund will send each shareholder a notice in January describing the tax status of dividends and capital gain distributions for the prior year.

     Long-term capital gains earned by Value Fund and Global Value Fund on the sale of securities and distributed to shareholders are federally taxable as long-term capital gains, regardless of the length of time shareholders have held their shares. If a shareholder receives a long-term capital gain distribution on shares of the Fund and such shares are held 12 months or less and are sold at a loss, the portion of the loss equal to the amount of the long-term capital gain distribution will be considered a long-term loss for tax purposes. Net short-term capital gains distributed by the Fund are taxable to shareholders as dividends, not as capital gains.


     Redemption or resale of shares will be a taxable transaction for federal income tax purposes and the shareholder will recognize gain or loss in an amount equal to the difference between the shareholder's basis in the shares and the amount realized by the shareholder on the redemption or resale.




     Foreign governments may withhold taxes on dividends and interest paid with respect to foreign securities typically at a rate between 10% and 35%. Foreign governments may also impose taxes on other payments or gains with respect to foreign securities. Because Value Fund does not currently anticipate that securities of foreign issuers will constitute more than 50% of its total assets at the end of its fiscal year, shareholders should not expect to claim a foreign tax credit or deduction on their federal income tax returns with respect to foreign taxes withheld.


     The foregoing is a general and abbreviated summary of selected provisions of the Code and Treasury Regulations currently in effect as they directly govern the income taxation of Value Fund shareholders. This summary primarily addresses income tax consequences to shareholders who are individuals. The Code and Regulations are subject to change at any time, in some cases retroactively. Shareholders are advised to consult their own tax advisers for more detailed information concerning the federal tax consequences of an investment in the Value Fund and Global Value Fund.


State and Local Income Tax Considerations - Value Fund and Global Value Fund

     Shareholders may be subject to state and local taxes on Fund distributions, and capital gains taxation on disposition of shares. Shares also may be subject, in some jurisdictions, to state and local property taxes. A portion of the Value Fund's dividends derived from certain U.S. Government obligations may be exempt from state and local taxation. Shareholders should consult their own tax advisers for information concerning the state and local taxation of an investment in a Fund.


                DISTRIBUTIONS AND SHAREHOLDERS ACCOUNTS

     When an investor or the investor's financial advisor makes an initial investment in shares of a Fund, the Transfer Agent will open an account on the books of the Fund, and the investor or financial advisor will receive a confirmation of the opening of the account. Thereafter, whenever a transaction, other than the reinvestment of interest income, takes place in the account -- such as a purchase of additional shares or redemption of shares or a withdrawal of shares represented by certificates -- the investor or the financial advisor will receive a confirmation statement giving complete details of the transaction. Shareholders also will receive at least quarterly statements setting forth all distributions of interest income and other transactions in the account during the period and the balance of full and fractional shares. The final statement for the year will provide information for income tax purposes.

     The monthly or quarterly distributions of interest income, net of expenses, and the annual distributions of net realized capital gains, if any, will be credited to the accounts of shareholders in full and fractional shares of the Fund at net asset value on the payment or distribution date, as the case may be. Upon written notice to the Transfer Agent, a shareholder may elect to receive periodic distributions of net interest income in cash. Such an election will remain in effect until changed by written notice to the Transfer Agent, which change may be made at any time in the sole discretion of the shareholder.



            INVESTMENT ADVISER, INVESTMENT ADVISORY AGREEMENT,
                   AND ADMINISTRATIVE SERVICES AGREEMENT

Investment Advisory Agreement

     Pursuant to an Investment Advisory Agreement in respect of each Fund, Thornburg Investment Management, Inc. ("Thornburg"), 119 East Marcy Street, Suite 202, Santa Fe, New Mexico 87501, acts as investment adviser for, and will manage the investment and reinvestment of the assets of, each of the Funds in accordance with the Funds' respective investment objectives and policies, subject to the general supervision and control of the directors of Thornburg Limited Term Municipal Fund, Inc. with respect to Limited Term National Fund and Limited Term California Fund, and subject to the general supervision and control of the trustees of Thornburg Investment Trust with respect to Intermediate National Fund, Government Fund, Income Fund, Value Fund and Global Value Fund.

      Thornburg is also investment adviser to Thornburg New Mexico Intermediate Municipal Fund, Thornburg New York Intermediate Municipal Fund, Thornburg Florida Intermediate Municipal Fund and Thornburg Core Growth Fund, separate series of Thornburg Investment Trust. Thornburg is a subadviser to Daily Tax-Free Income Fund, Inc., a registered investment company.

     Thornburg is paid a fee by each Fund, in the percentage amounts set forth in the table below:

-----------------------------------------------------------
Limited Term National Fund and Limited Term California Fund
-----------------------------------------------------------
Net Assets of Fund             Advisory Fee Rate
------------------             -----------------

0 to $500 million                   .50%
$500 million to $1 billion          .40%
$1 billion to $1.5 billion          .30%
$1.5 billion to $2 billion          .25%
Over $2 billion					.225%

------------------------------------------
Intermediate National Fund and Income Fund
------------------------------------------
Net Assets of Fund             Advisory Fee Rate
------------------             -----------------

0 to $500 million                   .50%
0$500 million to $1 billion         .45%
$1 billion to $1.5 billion          .40%
$1.5 billion to $2 billion          .35%
Over $2 billion                     .275%

---------------
Government Fund
---------------
Net Assets of Fund             Advisory Fee Rate
------------------             -----------------

0 to $1 billion                     .375%
$1 billion to $2 billion            .325%
Over $2 billion                     .275%


--------------------------------
Value Fund and Global Value Fund
--------------------------------
Net Assets of Fund			Advisory Fee Rate
------------------             -----------------

0 to $500 million                   .875%
$500 million to $1 billion          .825%
$1 billion to $1.5 billion          .775%
$1.5 billion to $2 billion          .725%
Over $2 billion                     .625%

----------------------------------------------------------------------------

     The fee paid by each Fund is allocated among the different classes of shares offered by the Fund based upon the average daily net assets of each class of shares. All fees and expenses are accrued daily and deducted before payment of dividends. In addition to the fees of Thornburg, each Fund will pay all other costs and expenses of its operations. Each Fund also will bear the expenses of registering and qualifying the Fund and its shares for distribution under federal and state securities laws, including legal fees.

     The Company's directors (including a majority of the directors who are not "interested persons" within the meaning of the Investment Company Act of
1940) have approved the Investment Advisory Agreement applicable to each of Limited Term National Fund and Limited Term California Fund, and the Trust's trustees (including a majority of the trustees who are not "interested persons") have similarly approved the Investment Advisory Agreement applicable to each of Intermediate National Fund, Government Fund, Income Fund, Value Fund and Global Value Fund. Certain administrative services are provided under the terms of an Administrative Services Agreement applicable to each class of shares issued by each Fund. The Administrative Services Agreements are described below.

     The Investment Advisory Agreement applicable to each Fund may be terminated by either party, at any time without penalty, upon 60 days' written notice, and will terminate automatically in the event of its assignment. Termination will not affect the right of Thornburg to receive payments on any unpaid balance of the compensation earned prior to termination. The Agreement further provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of Thornburg, or of reckless disregard of its obligations and duties under the Agreement, Thornburg will not be liable for any action or failure to act in accordance with its duties thereunder.

     For the three most recent fiscal periods with respect to each Fund, the amounts paid to Thornburg by each Fund under the Investment Advisory Agreement applicable to each Fund were as follows:




                                               June 30, 1999    June 30, 2000     June 30, 2001
                                               -------------    -------------     -------------
Limited Term National Fund                         $4,227,732      $3,880,505      $3,525,879
Limited Term California Fund                         $682,539        $595,283        $498,398

                                               Sept. 30, 1998   Sept. 30, 1999   Sept. 30, 2000
                                               --------------   --------------   --------------
Intermediate National Fund                         $1,855,808      $2,111,379      $1,950,832
Government Fund                                      $521,022        $495,535        $407,165
Income Fund                                          $228,636        $270,173        $266,953
Value Fund                                         $1,214,207      $3,210,299      $8,833,854
Global Value Fund                                     $22,883*       $126,367        $592,028

Thornburg has waived its rights to fees or paid expenses incurred by each of the Funds in the foregoing periods as follows:
                                                June 30, 1999     June 30, 2000   June 30, 2001
                                                -------------     -------------   -------------
Limited Term National Fund                                  0        $46,758          $71,732
Limited Term California Fund                          $52,378        $45,933          $81,995

                                               Sept. 30, 1998   Sept. 30, 1999   Sept. 30, 2000
                                               --------------   --------------   --------------
Intermediate National Fund                                  0          $110,220      $467,668
Government Fund                                             0                 0       $42,117
Income Fund                                                 0          $106,598      $137,909
Value Fund                                                  0                 0       $23,775
Global Value Fund                                           0*          $59,493       $32,166

*  Fiscal period May 28, 1998 to September 30, 1998.




  Thornburg may (but is not obligated to) waive its rights to any portion of its fees in the future, and may use any portion of its fee for purposes of shareholder and administrative services and distribution of fund shares. During the fiscal year ended June 30, 2001, Limited Term National Fund and Limited Term California Fund each reimbursed Thornburg $63,585 and $7,243, respectively, for accounting expenses incurred on behalf of each Fund, and during the fiscal year ended September 30, 2000, Intermediate National Fund, Government Fund, Income Fund, Value Fund and Global Value Fund reimbursed Thornburg $41,800, $12,970, $7,422, $92,930, and $7,196, respectively, for accounting services.

     H. Garrett Thornburg, Jr., Treasurer, Director and Chairman of the Board of Thornburg Limited Term Municipal Fund, Inc., and Chairman and Trustee of Thornburg Investment Trust, is also Director and controlling shareholder of Thornburg. In addition, various individuals who are officers of the Company or the Trust also serve as officers of Thornburg, as described below under the caption "Management."

     The Company, the Trust, Thornburg and the Funds' Distributor, Thornburg Securities Corporation ("TSC") have each adopted a code of ethics in accordance with Rule 17j-1 under the Investment Company Act of 1940. Each of the codes of ethics permits the personnel who are subject to the code of ethics to buy and sell securities which may be purchased and held by the Funds, but these personnel are generally prohibited from purchasing or selling any security which is then being purchased or sold by a Fund or is being considered for purchase or sale by a Fund. Each code of ethics also imposes other prohibitions and subjects certain persons to reporting requirements respecting personal securities ownership and trading.

Administrative Services Agreements

     Administrative services are provided to each class of shares issued by each of the Funds under an Administrative Services Agreement which requires the delivery of administrative functions necessary for the maintenance of the shareholders of the class, supervision and direction of shareholder communications, assistance and review in preparation of reports and other communications to shareholders, administration of shareholder assistance, supervision and review of bookkeeping, clerical, shareholder and account administration and accounting functions, supervision or conduct of regulatory compliance and legal affairs, review and administration of functions delivered by outside service providers to or for shareholders, and other related or similar functions as may from time to time be agreed. The Administrative Services Agreement specific to each Fund's Institutional Class shares provides that the class will pay a fee calculated at an annual percentage of .05% of the class's average daily net assets, paid monthly, together with any applicable sales or similar tax. Services are currently provided under these agreements by Thornburg.

     For the three most recent fiscal periods with respect to each Fund, the amounts paid to Thornburg by each Fund under the Institutional Class Administrative Services Agreement applicable to Institutional Class shares of each Fund were as follows:





                          June 30, 1999   June 30, 2000   June 30, 2001
                          -------------   -------------   -------------

Limited Term National Fund    $40,246          $38,819       $40,424
Limited Term California Fund   $5,271           $4,888        $2,833

                          Sept. 30, 1998   Sept. 30, 1999   Sept. 30, 2000
                          --------------   --------------   --------------

Intermediate National Fund    $9,338          $10,964           $9,638
Limited Term Government Fund  $1,907           $2,145           $2,276
Income Fund                   $2,908           $4,555           $5,591
Value Fund                       N/A          $13,254          $80,035
Global Value Fund                N/A              N/A              N/A


     The agreements applicable to each class may be terminated by either party, at any time without penalty, upon 60 days' written notice, and will terminate automatically upon assignment. Termination will not affect the service provider's right to receive fees earned before termination. The agreements further provide that in the absence of willful misfeasance, bad faith or gross negligence on the part of the service provider, or reckless disregard of its duties thereunder, the provider will not be liable for any action or failure to act in accordance with its duties thereunder.

                               SERVICE PLANS

     Each of the Funds has adopted a plan and agreement of distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940 ("Service Plan") which is applicable to Institutional Class shares of each Fund. The Plan permits each Fund to pay to Thornburg (in addition to the management and administration fees and reimbursements described above) an annual amount not exceeding .25 of 1% of the Fund's Institutional Class assets to reimburse Thornburg for specific expenses incurred by it in connection with certain shareholder services and the distribution of that Fund's shares to investors. Thornburg may, but is not required to, expend additional amounts from its own resources in excess of the currently reimbursable amount of expenses. Reimbursable expenses include the payment of amounts, including incentive compensation, to securities dealers and other financial institutions, including banks (to the extent permissible under the Glass-Steagall Act and other federal banking laws), for administration and shareholder services, and in connection with the distribution of Institutional Class shares. The nature and scope of services provided by dealers and other entities likely will vary from entity to entity, but may include, among other things, processing new account applications, preparing and transmitting to the Transfer Agent information respecting shareholder account transactions, and serving as a source of information to customers concerning the Funds and transactions with the Funds. Thornburg has no current intention to request or receive any reimbursement under the Service Plans applicable to the Institutional Classes of any of the Funds. The Service Plan does not provide for accrued but unpaid reimbursements to be carried over and paid to Thornburg in later years.

                          PORTFOLIO TRANSACTIONS

     All orders for the purchase or sale of portfolio securities are placed on behalf of each of the Funds by Thornburg pursuant to its authority under each Fund's investment advisory agreement. Thornburg also is responsible for the placement of transaction orders for other clients for whom it acts as investment adviser.

      Thornburg, in effecting purchases and sales of portfolio securities for the account of each of the Municipal Funds and Taxable Income Funds, places orders in such manner as, in the opinion of Thornburg, offers the best price and market for the execution of each transaction. Portfolio securities normally will be purchased directly from an underwriter or in the over-the-counter market from the principal dealers in such securities, unless it appears that a better price of execution may be obtained elsewhere. Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include the spread between the bid and asked price.

     Similarly, Thornburg places orders for transactions in portfolio securities for Value Fund in such manner as, in the opinion of Thornburg, will offer the best price and market for the execution of those transactions. In selecting broker dealers, subject to applicable legal requirements, Thornburg considers various relevant factors, including, but not limited to: the size and type of the transaction; the nature and character of the markets for the security to be purchases or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer firm; the broker-dealer's execution services rendered on a continuing basis; and the reasonableness of any commissions; and arrangements for payment of Fund expenses. Generally commissions for foreign investments traded will be higher than for U.S. investments and may not be subject to negotiation.

     Thornburg may execute portfolio transactions with broker-dealers who provide research and execution services to the Fund. Such services may include advice concerning the value of securities; the availability of securities or the purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The selection of such broker-dealers is made by Thornburg based upon the quality of such research and execution services provided. The receipt of research from broker-dealers who execute transactions on behalf of the Funds may be useful to Thornburg in rendering investment management services to the Funds. The receipt of such research may not reduce Thornburg's normal independent research activities; however, it may enable Thornburg to avoid the additional expenses that could be incurred if Thornburg tried to develop comparable information through its own efforts.

     Subject to applicable limitations of the federal securities laws, broker-dealers may receive commissions for agency transactions that are in excess of the amount of commissions charged by other broker-dealers in recognition of their research and execution services. In order to cause a Fund to pay such higher commissions, Thornburg must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealers, viewed in terms of a particular transaction or Thornburg's overall responsibilities to the Fund. In reaching this determination, Thornburg will not attempt to place a specific dollar value on the brokerage and research services provided, or to determine what portion of the compensation would be related to those services.

     During the three most recent fiscal years brokerage commissions were paid only by Value Fund. The aggregate commissions paid by Value Fund during each of the last three fiscal years are as follows:

        Year Ended               Year Ended             Year Ended
      Sept. 30, 1998           Sept. 30, 1999         Sept. 30, 2000
      --------------           --------------         --------------

        $723,734                 $2,229,420             $2,481,919

     Value Fund's brokerage commissions have generally increased in the years shown primarily because of the Fund's growth in assets. The Fund owned during the most recent fiscal year securities issued by certain of its regular broker dealers. These broker dealers and the aggregate dollar value of each such broker dealer's securities held by the Fund on September 30, 2000 are shown below:

                               Value of Securities Held:
        Broker-Dealer          Value Fund
        -------------          ----------

        Merrill Lynch & Co.    $39,996,000

     Thornburg is authorized to use research services provided by and to place portfolio transactions with brokerage firms that have provided assistance in the distribution of shares of the Funds or shares of other Thornburg funds to the extent permitted by law. Thornburg may use research services provided by and place agency transactions with Thornburg Securities Corporation (TSC) if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services. Thornburg may allocate brokerage transactions to broker-dealers who have entered into arrangements with Thornburg under which the broker-dealer allocates a portion of the commissions paid by the Fund toward payment of the Fund's expenses, such as transfer agent fees or custodian fees. The transaction quality must, however, be comparable to those of other qualified broker-dealers.

  Thornburg reserves the right to manage other investment companies and investment accounts for other clients which may have investment objectives similar to those of the Funds. Subject to applicable laws and regulations, Thornburg will attempt to allocate equitably portfolio transactions among the Funds and the portfolios of its other clients purchasing securities whenever decisions are made to purchase or sell securities by a Fund and one or more of such other clients simultaneously. In making such allocations the main factors to be considered will be the respective investment objectives of the Fund and the other clients, the size and nature of investment positions then held by the Fund and the other clients, and the strategy, timing and restrictions applicable respectively to the Fund and the other clients. While this procedure could have a detrimental effect on the price or amount of the securities available to a Fund from time to time, it is the opinion of the Funds' Directors or Trustees that the benefits available from Thornburg's organization will outweigh any disadvantage that may arise from exposure to simultaneous transactions.

     The Directors and Trustees of the respective Funds periodically review Thornburg's performance of its responsibilities in connection with the performance of its responsibilities in connection with the placement of portfolio transactions for the Funds.

Portfolio Turnover Rates

     The Funds' respective portfolio turnover rates for the two most recent fiscal years are as follows:

                              Year Ended         Year Ended
                                June 30, 2000      June 30, 2001
                                -------------      -------------
   Limited Term National Fund       33.65%             25.37%
   Limited Term California Fund     21.34%             15.45%

                                 Year Ended          Year Ended
                               Sept. 30, 1999      Sept. 30, 2000
                               --------------      --------------
   Intermediate National Fund      23.17%              21.97%
   Government Fund                 19.52%              19.66%
   Income Fund                     48.75%              59.46%
   Value Fund                      62.71%              72.35%


                                MANAGEMENT

Limited Term National Fund and Limited Term California Fund

     Limited Term National Fund and Limited Term California Fund are separate "series" or investment portfolios of Thornburg Limited Term Municipal Fund, Inc., a Maryland corporation (the "Company"). The management of Limited Term National Fund and Limited Term California Fund, including general supervision of Thornburg's performance of duties under the Investment Advisory Agreement and Administrative Services Agreements applicable to the Funds, is the responsibility of the Board of Directors of the Company. There are six Directors of the Company, two of whom are "interested person" (as the term "interested" is defined in the Investment Company Act of 1940) and four of whom are "disinterested" persons. The names of the Directors and officers and their principal occupations and other affiliations during the past five years are set forth below, with those Directors who are "interested persons" of the Company indicated by an asterisk:




Garrett Thornburg, 54*              Director   Trustee of Thornburg
                                    Chairman   Investment Trust since June,
                               and Treasurer   1987, Chairman of Trustees
                                               since September 1998 and
                                               President from 1987 to 1998;
                                               Chairman and Director of
                                               Thornburg Mortgage Advisory
                                               Corporation since its
                                               formation in 1989; Chairman
                                               and Director of Thornburg
                                               Mortgage Asset Corporation
                                               (real estate investment trust)
                                               since its formation in 1993;
                                               Executive Vice President of
                                               Daily Tax Free Income Fund,
                                               Inc. (mutual fund) since its
                                               formation in 1982 and a
                                               Director from 1982 to June
                                               1993; a Director and Treasurer
                                               of Thornburg since its
                                               formation in
                                               1982 and President from 1982
                                               to August 1997.


David D. Chase, 59                  Director   Chairman, President and CEO
                                               of general partner of Vestor
                                               Partners, LP, Santa Fe, NM
                                               (private equity fund);
                                               Chairman and CEO of Vestor
                                               Holdings, Inc., Santa Fe, NM
                                               (merchant bank).

*Richard M. Curry, 59               Director   Managing Director, McDonald &
                                               Co., Cincinnati, Ohio
                                               (securities dealer) since
                                               1984 and District President,
                                               Key Bank, Cincinnati, Ohio,
                                               since March 2000; Director of
                                               Company 1984 to 1997 and
                                               Advisory Director from 1997
                                               to 2000.

Eliot R. Cutler, 52                 Director   Partner, Cutler & Stanfield,
                                               Attorneys, Washington, D.C.
                                               since 1988.

James E. Monaghan, Jr., 51          Director   President, Monaghan &
                                               Associates, Inc. and
                                               Strategies West, Inc. Denver,
                                               Colorado, (business
                                               consultants) since 1983.

A.G. Newmyer III, 50                Director   President, from 1983 to
                                               December 1992, and Senior
                                               Officer from January 1993,
                                               Newmyer Associates, Inc.,
                                               Washington, D.C., (business
                                               consultants).

Brian J. McMahon, 44               President,  Vice President of Thornburg
                                   Assistant   Investment Trust from June
                                   Secretary   1987 to September 1998, a
                                               Trustee from June, 1996 to
                                               August 1997 and President
                                               since September 1998; Managing
                                               Director of Thornburg since
                                               December 1985, Vice President
                                               from April 1984 to July 1997
                                               and President from August
                                               1997.

Steven J. Bohlin, 40          Vice President,  Vice President of Thornburg
                         Assistant Treasurer   Investment Trust since June
                                               1987 and Treasurer since 1989;
                                               a Managing Director and a Vice
                                               President of Thornburg since
                                               1991.

Dawn B. Fischer, 52                Secretary   Secretary and Assistant
                                               Treasurer of Thornburg
                                               Investment Trust since June
                                               1987; Managing Director of
                                               Thornburg since December 1985
                                               and Vice President and
                                               Secretary of Thornburg
                                               since January 1984.

George Strickland, 36              Vice        Vice President of Thornburg
                                   President   Investment Trust; Associate of
                                               Thornburg from 1991 to 1996
                                               and a Managing Director since
                                               1996; Vice President of
                                               Thornburg since
                                               December 1995.

Leigh Moiola, 32                   Vice        Assistant Vice President of
                                   President   Thornburg Investment Trust
                                               since November 1995; Associate
                                               of Thornburg since December
                                               1991 and Vice President of
                                               Thornburg since
                                               November 1995.

Ken Ziesenheim, 45                 Vice        Managing Director of Thornburg
                                   President   since 1995; Vice President of
                                               Thornburg Investment Trust
                                               since 1995; President of
                                               Thornburg Securities
                                               Corporation since 1995; Senior
                                               Vice President of Financial
                                               Services, Raymond James &
                                               Associates, Inc. from 1991 to
                                               1995.


Alexander Motola, 31               Vice         Managing Director of Thornburg
                                   President    since 2000; Vice President of
                                                Thornburg Investment Trust
                                                since 2000; Portfolio Manager,
                                                Insight Capital Research &
                                                Management, Inc., Walnut
                                                Creek, California, 1995-2000.


Jack Lallement, 61            Assistant Vice   Assistant Vice President of
                                   President   Thornburg Investment Trust
                                               since September 1997; Fund
                                               Accountant for Thornburg since
                                               March 1997; Chief Financial
                                               Officer/Controller for Zuni
                                               Rental, Inc. (equipment
                                               leasing and sales),
                                               Albuquerque, New Mexico from
                                               February 1995 to March 1997;
                                               Chief Financial
                                               Officer/Controller, Montgomery
                                               & Andrews, P.A. (law firm),
                                               Santa Fe, New Mexico from
                                               March 1987 to August 1994.

Thomas Garcia, 29             Assistant Vice   Assistant Vice President of
                                   President   Thornburg Investment Trust
                                               since September 1997; Fund
                                               Accountant for Thornburg since
                                               1993 to 1998 and Assistant
                                               Portfolio Analyst from 1998 to
                                               present ; BBA, University of
                                               New Mexico, 1993.

Van J. Billops, 34            Assistant Vice   Assistant Vice President of
                                   President   Thornburg Investment Trust
                                               since September 1997; Fund
                                               Accountant for Thornburg since
                                               1992.

Dale Van Scoyk, 52                 Vice        Vice President of Thornburg
                                   President   Investment Trust since 1998;
                                               Account Manager for Thornburg
                                               since 1997, Vice President
                                               since 1999 and Managing
                                               Director since 1999; National
                                               Account Manager for the
                                               Heartland Funds 1993 - 1997.

Wendy Trevisani, 30,               Vice        Associate of Thornburg since
                                   President   1999 and Vice President since
                                               February 2000; Sales
                                               Representative (fixed income
                                               sales), Soloman Smith Barney
                                               1996-1999; Student, Columbia
                                               University, 1994-1996.

Joshua Gonze, 38                   Vice        Associate of Thornburg since
                                   President   1999 and Vice President
                                               since 1999; Associate
                                               Director, Corporate Credit
                                               Ratings, Standard & Poor's
                                               Corporation, 1994 - 1996.


Brad Kinkelaar, 33                 Vice        Assistant Portfolio Manager,
                                   President   Thornburg since 1999; Equity
                                               Investment Analyst, State Farm
                                               Insurance Companies, 1996-
                                               1999; Student, Kellogg
                                               Graduate School of Management,
                                               Northwestern University 1994-
                                               1996.


Sophia Franco-Marquez, 29     Assistant Vice   Assistant Vice President of
                                   President   Thornburg Investment Trust
                                               since 1998; Associate of
                                               Thornburg since 1994.



Kerry Lee, 33                      Vice        Assistant Vice President
                                   President   of Thornburg Investment
                                               Trust from 1998 to 1999 and
                                               Vice President since 1999;
                                               Associate of Thornburg since
                                               1995.


Yvette Lucero, 28             Assistant Vice    Assistant Vice President of
                                   President    Thornburg Investment Trust
                                                Since 1999; Associate of
                                                Thornburg since 1997; Sales
                                                Associate, Virginia Trading
                                                Post, 1992-1997.

Christopher Ihlefeld, 30      Assistant Vice    Assistant Vice President of
                                   President    Thornburg Investment Trust
                                                Since 1999; Associate of
                                                Thornburg since 1996;
                                                Student, College of Santa Fe
                                                1996-1998; Student, Western
                                                New Mexico University,
                                                1995-1996; Student, Rollins
                                                College, 1991-1994.


Egor N. Rybakov, 25          Assistant Vice     Assistant Portfolio Manager,
                                  President     Thornburg, since 1999;
                                                Student, University of
                                                Illinois at Chicago, 1997-
                                                1999; Student, State
                                                University of New York,
                                                Albany, 1996-1997; Student,
                                                Moscow State University,
                                                1996.

Doris Forcheimer, 39         Assistant Vice     Fund Accountant, Thornburg,
                                  President     since 2000; Controller, Surf
                                                & Turf Rentals, Honolulu,
                                                Hawaii, 1998-2000; bookkeeper
                                                and accountant, 1997-2000;
                                                Controller, City Fitness
                                                Health and Fitness Centers,
                                                Washington, D.C., 1990-1996;
                                                Student University of Hawaii,
                                                1998-1999.

Christina L. Keyes, 28       Assistant Vice     Fund Accountant, Thornburg,
                                  President     since 2000; Business Manager,
                                                International Institute of
                                                Chinese Medicine, Santa Fe,
                                                New Mexico, 1999-2000;
                                                Business Manager, Alstin
                                                Corporation, Albuquerque, New
                                                Mexico, 1999; Administrative
                                                Assistant, Albuquerque Arts
                                                Alliance, 1997-1998; Student,
                                                University of New Mexico,
                                                1998.

Randy Dry, 27                Assistant Vice     Assistant Portfolio Manager,
                                  President     Thornburg Equity Trader,
                                                Davis Selected Advisers,
                                                L.P., Santa Fe, New Mexico,
                                                1997-2000; Student, Anderson
                                                School of Management,
                                                University of New Mexico
                                                1997.




     The business address of each person listed is 119 East Marcy Street, Suite 202, Santa Fe, New Mexico 87501. Mr. Thornburg is a Director of TSC, and Executive Vice President of Daily Tax-Free Income Fund, Inc. Mr. Ziesenheim is president of TSC, and Ms. Fischer is secretary of TSC.

  The officers and Directors affiliated with Thornburg will serve without any compensation from the Company. The Company pays each Director who is not an employee of Thornburg or an affiliated company a quarterly fee of $1,000 plus a $1,000 fee for each meeting of the Board of Directors attended by the Director. In addition, the Company pays a $2,000 annual stipend to each member of the audit committee, and reimburses all Directors for travel and out-of-pocket expenses incurred in connection with attending such meetings. The Company does not pay retirement or pension benefits.


     The Company paid fees to the Directors and the Advisory Director during the year ended June 30, 2001 as follows:

                         Pension or
                         Retirement        Estimated      Total
           Aggregate     Benefits          Annual         Compensation
Name of    Compensation  Accrued as        Benefits       from Company and
Person,    from          Part of           Upon           Fund Complex
Position   Company       Fund Expenses     Retirement     Paid to Directors*
--------   ------------  -------------     -------------  -----------------
H. Garrett      0             0                 0              0
Thornburg,
Jr.

J. Burchenal   $4,000         0                 0              $12,000
Ault
(former
 Director; term
 of office ended
 December 31, 2000)

Eliot R.       $8,000         0                 0               $8,000
Cutler

James E.      $10,000         0                 0              $10,000
Monaghan, Jr.

A. G.         $10,000         0                 0              $10,000
Newmyer, III

Richard M.     $8,000         0                 0               $8,000
Curry
(Advisory Director
 through December
 31, 2000)

David D. Chase $8,000         0                 0              $18,000

* The Fund Complex includes the Company and the Trust. The Company comprises two separate series, Limited Term National Fund and Limited
   Term California Fund. The Trust consists of nine active series, five of which are described in this Statements of Additional Information;
   Intermediate National Fund, Government Fund, Income Fund, Value Fund and
   Global Value Fund. Mr. Ault was, until December 31, 2000, a Director of the Company and Trustee of the Trust. Mr. Chase is both a Director of the Company and a Trustee of the Trust.



Intermediate National Fund; Government Fund; Income Fund; Value Fund; Global Value Fund

     Intermediate National Fund, Government Fund, Income Fund, Value Fund and Global Value Fund are separate "series" or investment portfolios of Thornburg Investment Trust, a Massachusetts business trust (the "Trust"). The management of Intermediate National Fund, Government Fund, Income Fund, Value Fund and Global Value Fund, including the general supervision of Thornburg's performance of its duties under the Investment Advisory Agreements and Administrative Services Agreements applicable to the Funds, is the responsibility of the Trust's Trustees. There are five Trustees, one of whom is an "interested person" (as the term "interested" is defined in the Investment Company Act of 1940) and four of whom are "disinterested" persons.
 The names of Trustees and officers and their principal occupations and affiliations during the past five years are set forth below, with the Trustee who is an "interested person" of the Trust indicated by an asterisk.




H. Garrett Thornburg, Jr.,* 54     Trustee;   Chairman of Trustees; Director,
                                   Chairman   Chairman (since 1987) and
                                of Trustees   Treasurer (since its inception
                                              in 1984) of Thornburg Limited
                                              Term Municipal Fund, Inc.;
                                              Chairman and Director of
                                              Thornburg Mortgage Advisory
                                              Corporation since its formation
                                              in 1989; Chairman and Director
                                              of Thornburg Mortgage Asset
                                              Corporation (real estate
                                              investment trust) since its
                                              formation in 1993; Executive
                                              Vice President of Daily Tax
                                              Free Income Fund, Inc. (mutual
                                              fund) since its formation in
                                              1982 and a Director from 1982
                                              to June 1993; Director and
                                              Treasurer of Thornburg since
                                              its formation in 1982 and
                                              President
                                              from 1982 to August 1997.

David A. Ater, 53                  Trustee    Principal in Ater & Ater
                                              Associates, Santa Fe, New
                                              Mexico (developer, planner and
                                              broker of residential and
                                              commercial real estate) since
                                              1990; owner, developer and
                                              broker for various real estate
                                              projects; Director of Thornburg
                                              Mortgage Asset Corporation
                                              (real estate investment trust)
                                              since 1994.

David D. Chase, 59                 Trustee    Chairman, President and CEO
                                              of general partner of Vestor
                                              Partners, LP, Santa Fe, NM
                                              (private equity fund);
                                              Chairman and CEO of Vestor
                                              Holdings, Inc., Santa Fe, NM
                                              (merchant bank).

Forrest S. Smith, 68               Trustee    Attorney in private practice
                                              and shareholder Catron, Catron
                                              & Sawtell (law firm), Santa Fe,
                                              New Mexico.

James W. Weyhrauch, 40             Trustee    Executive Vice President and
                                              Director, Nambe' Mills, Inc.
                                              (manufacturer), Santa Fe, New
                                              Mexico.

Brian J. McMahon, 44             President    President of Thornburg Limited
                       Assistant Secretary    Term Municipal Fund,Inc.
                                              since 1987; Managing Director
                                              of Thornburg since December
                                              1985, President of Thornburg
                                              since August 1997 and a Vice
                                              President from April 1984 to
                                              August 1997.

Steven J. Bohlin, 40        Vice President    Vice President of Thornburg
                                 Treasurer    Limited Term Municipal Fund,
                                              Inc. since 1988; a Managing
                                              Director and a Vice President
                                              of Thornburg.

Dawn B. Fischer, 52              Secretary    Secretary of Thornburg Limited
                       Assistant Treasurer    Term Municipal Fund, Inc. since
                                              its formation in 1984; Vice
                                              President, Daily Tax Free
                                              Income Fund, Inc. (Mutual Fund)
                                              since 1989; Managing Director
                                              of Thornburg since 1985 and a
                                              Vice President since January
                                              1984.

William Fries, 59           Vice President    Managing Director of Thornburg
                                              since 1995 and Vice President
                                              of Thornburg Limited Term
                                              Municipal Fund, Inc. since
                                              1995; Vice President
                                              of USAA Investment Management
                                              Company from 1982 to 1995.

Ken Ziesenheim, 45          Vice President    Managing Director of Thornburg
                                              since 1995; Vice President of
                                              Thornburg Limited Term
                                              Municipal Fund, Inc. since
                                              1995; President of Thornburg
                                              Securities Corporation since
                                              1995; Senior Vice President of
                                              Financial Services, Raymond
                                              James & Associates, Inc. from
                                              1991 to 1995.

George Strickland, 36       Vice President    Assistant Vice President of
                                              Thornburg Limited Term
                                              Municipal Fund, Inc. from
                                              1992 to 1998, and Vice
                                              President from 1998;  Associate
                                              of Thornburg since July 1991
                                              and a Managing Director
                                              commencing in 1996; Vice
                                              President of Thornburg since
                                              December 1995.

Wendy Trevisani, 30         Vice President     Vice President of Thornburg
                                               Limited Term Municipal Fund,
                                               Inc. since 1999; Associate of
                                               Thornburg since 1999 and Vice
                                               President since February,
                                               2000; Sales Representative
                                               (fixed income sales), Solomon
                                               Smith Barney 1996-1999;
                                               Student, Columbia University,
                                               1994-1996

Leigh Moiola, 32            Assistant Vice    Assistant Vice President of
                                 President    Thornburg Limited Term
                                              Municipal Fund, Inc. from
                                              1997 to 1999, and Vice
                                              President since 1999; Vice
                                              President of Thornburg since
                                              1995 and Managing Director
                                              commencing in 1998.

Jack Lallement, 61          Assistant Vice    Assistance Vice President of
                                 President    Thornburg Limited Term
                                              Municipal Fund, Inc. since
                                              September 1997; Fund Accountant
                                              for Thornburg since March 1997;
                                              Chief Financial
                                              Officer/Controller
                                              for Zuni Rental, Inc.
                                              (equipment leasing and sales),
                                              Albuquerque, New Mexico from
                                              February 1995 to March 1997;
                                              Chief Financial
                                              Officer/Controller, Montgomery
                                              & Andrews, P.A. (law firm),
                                              Santa Fe, New Mexico from March
                                              1987 to August 1994.

Thomas Garcia, 29           Assistant Vice    Assistant Vice President of
                                 President    Thornburg Limited Term
                                              Municipal Fund, Inc. since
                                              1997; Fund Accountant for
                                              Thornburg from 1994 to 1998;
                                              Portfolio Analyst from 1998 to
                                              present; Vice President since
                                              February 2000; since 1994; BBA,
                                              University of New Mexico, 1993.

Van J. Billops, 33          Assistant Vice    Assistant Vice President of
                                 President    Thornburg Limited Term
                                              Municipal Fund, Inc. since
                                              1997; Fund Accountant for
                                              Thornburg since 1993.

Dale Van Scoyk, 52               Vice         Vice President of Thornburg
                                 President    Limited Term Municipal Fund,
                                              Inc. since 1999; Account
                                              Manager for  Thornburg since
                                              1997; Vice President since
                                              1999, and Managing Director
                                              since 1999 National Account
                                              Manager for the Heartland Funds
                                              1993 - 1997.

Sophia Franco, 29           Assistant Vice    Assistant Vice President of
                                 President    Thornburg Limited Term
                                              Municipal Fund, Inc. since
                                              1998;  Associate of Thornburg
                                              since 1994.

Claiborne Booker, 38        Assistant Vice    Assistant Vice President of
                                 President    Thornburg Limited Term
                                              Municipal Fund, Inc. from 1998
                                              to 2000; and Vice President
                                              since June 2000; Associate of
                                              Thornburg since 1998; Partner,
                                              Brinson Partners, Inc., 1994 -
                                              1997.

Kerry Lee, 33                    Vice         Assistant Vice President of
                                 President    Thornburg Limited Term
                                              Municipal Fund, Inc. from
                                              1998 to 1999, and Vice
                                              President since 1999; Associate
                                              of Thornburg since 1995.

Richard Brooks, 53          Assistant Vice    Assistant Vice President of
                                 President    Thornburg Limited Term
                                              Municipal Fund, Inc. since
                                              1998; Associate of Thornburg
                                              since 1994.

Yvette Lucero, 28            Assistant Vice    Assistant Vice President of
                                  President    Thornburg Limited Term
                                               Municipal Fund, Inc. since
                                               1999; Associate of Thornburg
                                               since 1997; Sales Associate,
                                               Virginia Trading Post,
                                               1992-1997.

Christopher Ihlefeld, 30     Assistant Vice    Assistant Vice President of
                                  President    Thornburg Limited Term
                                               Municipal Fund, Inc. since
                                               1999; Associate of Thornburg
                                               since 1996; Student, College
                                               of Santa Fe 1996-1998; Student,
                                               Western New Mexico University,
                                               1995-1996; Student, Rollins
                                               College, 1991-1994.




     The business address of each person listed is 119 East Marcy Street, Suite 202, Santa Fe, New Mexico 87501. Mr. Thornburg is a Director of TSC, Executive Vice President of Daily Tax-Free Income Fund, Inc. Mr. Ziesenheim and Ms. Fischer are president and secretary, respectively, of TSC.


  The officers and Trustees affiliated with Thornburg serve without any compensation from the Trust. The Trust pays each Director who is not an employee of Thornburg or an affiliated person an annual fee of $8,000 plus $1,000 for each meeting of the Trustees attended by the Trustee. In addition, the Trust pays a $2,000 annual stipend to each member of each committee established by the Trustees, payable in quarterly installments and reimburses all Trustees for travel and out-of-pocket expenses incurred in connection with attending those meetings. The Trust does not pay retirement or pension benefits.

     The Trust paid fees to the Trustees during the year ended September 30, 2000 as follows:

                         Pension or
                         Retirement        Estimated      Total
           Aggregate     Benefits          Annual         Compensation
           Compensation  Accrued as        Benefits       from Trust and
           from          Part of           Upon           Fund Complex
Trustee    Trust         Fund Expenses     Retirement     Paid to Trustee*
--------   ------------  -------------     -------------  ---------------
H. Garrett
Thornburg, Jr.   0             0                 0              0

David A.       $9,000          0                 0          $9,000
Ater

J. Burchenal   $9,500          0                 0         $18,000
Ault

Forrest S.    $10,000          0                 0         $10,000
Smith

James W.      $10,000          0                 0         $10,000
Weyhrauch

* The Fund Complex includes the Company and the Trust. The Company comprises two separate series, Limited Term National Fund and Limited
   Term California Fund. The Trust consists of nine active series, Intermediate National Fund, Intermediate New Mexico Fund, Intermediate
   Florida Fund, Intermediate New York Fund, Government Fund, Income Fund,
   Value Fund, Global Value Fund and Growth Fund.  Mr. Ault was, until
   December 31, 2000, a Director of the Company and a Trustee of the Trust.

   Mr. Chase is both a Director of the Company and a Trustee of the Trust.




Personal Securities Transactions of Personnel

     The Company, the Trust, the investment adviser to the Company and the Trust, and the distributor for the Company and the Trust, and the distributor for the Company and the Trust, each have adopted a code of ethics under Rule 17j-1 of the Investment Company Act of 1940. Specified personnel of the Company, Trust, investment adviser and distributor, including individuals engaged in investment management activities and others are permitted under the codes to make personal investments in securities, including securities that may be purchased or held by the Funds. Certain investments are prohibited or restricted as to timing, and personnel subject to the codes must re port their investment activities to a compliance officer.


                        PRINCIPAL HOLDERS OF SECURITIES

Limited Term National Fund

  As of August 7, 2001 Limited Term National Fund had an aggregate of 57,842,657.39 shares outstanding, of which 6,717,123.21 were Institutional Class shares. No persons are known to have held of record or beneficially 5% or more of Limited Term National Fund's outstanding shares on August 7, 2001.
 On the same date, the officers, Directors and related persons of Thornburg Limited Term Municipal Fund, Inc., as a group, held less than one percent of the outstanding shares of the Fund.

Limited Term California Fund

  As of August 7, 2001, Limited Term California Fund had an aggregate of 8,133,417.65 shares outstanding, of which 489,412.06 were Institutional Class shares. On August 7, 2001, the officers, Directors and related persons of Thornburg Limited Term Municipal Fund, Inc., as a group, held less than one percent of the outstanding shares of the Fund. As of the same date, no persons are known to have held of record or beneficially 5% of the outstanding shares of the Fund.

Intermediate National Fund

  As of August 7, 2001, Intermediate National Fund had an aggregate of 29,377,029.68 shares outstanding, of which 1,297,101.56 were Institutional Class shares. As of the same date, the officers, Trustees and related persons of Thornburg Investment Trust, as a group, held less than one percent of the outstanding shares of the Fund. As of the same date, the following person was known to have held of record or beneficially 5% or more of Intermediate National Fund's outstanding shares:

                                   No. of           % of
Shareholder                           Shares        Total Shares
-----------                           ------        ------------
BancOne Securities Corp.              3,915,014.872    13.33%
FBO The One Investment Solution
733 Greencrest Drive
Westerville, Ohio 43081


Government Fund

  As of August 7, 2001, Government Fund had an aggregate of 8,445,399.64 shares outstanding, of which 304,058.83 were Institutional Class shares. No persons are known to have held of record or beneficially 5% or more of Government Fund's outstanding shares on August 7, 2001. As of the same date the officers, Trustees and related persons of Thornburg Investment Trust, as a group, held less than one percent of the outstanding shares of the Fund.

Income Fund

  As of August 7, 2001, Income Fund had an aggregate of 6,674,063.49 shares outstanding, of which 1,866,545.55 were Institutional Class shares.
On the same date, officers and Trustees of the Trust as a group, together with related persons, owned less than one percent of the Fund's outstanding shares. As of the same date, no persons were known to have held of record or beneficially 5% or more of Limited Term Income Fund's outstanding shares.


Value Fund

  As of August 7, 2001, Value Fund had an aggregate of 70,975,312.17 shares outstanding, of which 10,732,846.27 were Institutional Class shares. On the same date, the officers, Trustees and related persons of Thornburg Investment Trust, as a group, held less than one percent of the outstanding shares of the Fund. On the same date, the following person was known to have held of record or beneficially 5% or more of Value Fund's outstanding shares:

                                  No. of           % of
Shareholder                       Shares        Total Shares
-----------                       ------        ------------
Charles Schwab & Co., Inc.        14,369,688.613    20.25%
101 Montgomery St.
San Francisco, CA 94104


Global Value Fund

  As of August 7, 2001, Global Value Fund had an aggregate of 7,905,820.12 shares outstanding, 870,279.70 of which were Institutional Class shares. On the same date, officers, Trustees and related persons of Thornburg Investment Trust, as a group, owned 611,889.611 shares of Global Value Fund, representing 7.74% of the Fund's outstanding shares. As of the same date, the following persons were known to have held of record or beneficially 5% or more of Global Value Fund's outstanding shares:

Shareholder                       Shares        Total Shares
-----------                       ------        ------------
Charles Schwab & Co., Inc.        1,068,068.239    13.51%
101 Montgomery St.
San Francisco, CA 94104

Firstar Bank                        451,041.895     5.71%
P.O. Box 1787
Milwaukee, WI

H. Garrett Thornburg, Jr.           457,261.801 (1) 5.78%
119 E. Marcy St.
Santa Fe, NM 87501

(1) Total includes 178,538.160 shares owned by Thornburg Investment Management, Inc., as to which Mr. Thornburg is controlling shareholder, 137,534.582 shares owned by the Thornburg Investment Management, Inc. Profit Sharing Plan, as to which Mr. Thornburg is a trustee and holds shared voting and investment powers, and 141,189.059 shares owned by the Garrett Thornburg Revocable Trust, as to which Mr. Thornburg is trustee.




                              NET ASSET VALUE

     Each Fund will calculate the net asset value at least once daily on days when the New York Stock Exchange is open for trading, and more frequently if deemed desirable by the Fund. Net asset value will not be calculated on New Year's Day, Washington's Birthday (on the third Monday in February), Good Friday, Memorial Day (on the last Monday in May), Independence Day, Labor Day, Thanksgiving Day, Christmas Day, on the preceding Friday if any of the foregoing holidays falls on a Saturday, and on the following Monday if any of the foregoing holidays falls on a Sunday. Under the Investment Company Act of 1940, net asset value must be computed at least once daily on each day (i) in which there is a sufficient degree of trading in a fund's portfolio securities that the current net asset value of its shares might be materially affected by changes in the value of such securities and (ii) on which an order for purchase or redemption of its shares is received.


                                DISTRIBUTOR

     Pursuant to a Distribution Agreement with Thornburg Limited Term Municipal Fund, Inc., Thornburg Securities Corporation ("TSC") acts as principal underwriter in a continuous offering of Limited Term National Fund and Limited Term California Fund Institutional Class shares, and pursuant to a separate Distribution Agreement with Thornburg Investment Trust, TSC also acts as principal underwriter in a continuous offering of Institutional Class shares of Intermediate National Fund, Government Fund, Income Fund, Value Fund and Global Value Fund. The Funds do not bear selling expenses except
(i) those involved in registering its shares with the Securities and Exchange Commission and qualifying them or the Fund with state regulatory authorities, and (ii) expenses paid under the Service Plans and which might be considered selling expenses. Terms of continuation, termination and assignment under the Distribution Agreement are identical to those described above with regard to the Investment Advisory Agreements, except that termination other than upon assignment requires six months' notice.

     H. Garrett Thornburg, Jr., Treasurer, a Director and Chairman of the Board of Thornburg Limited Term Municipal Fund, Inc. and a Trustee of Thornburg Investment Trust, is also Director and controlling stockholder of TSC.


                ADDITIONAL INFORMATION RESPECTING PURCHASE
                           AND REDEMPTION OF SHARES

     To the extent consistent with state and federal law, your Fund may make payments of the redemption price either in cash or in kind. The Funds have elected to pay in cash all requests for redemption by any shareholder. They may, however, limit such cash in respect to each shareholder during any 90-day period to the lesser of $250,000 or 1% of the net asset value of a Fund at the beginning of such period. This election has been made pursuant to Rule 18f-1 under the Investment Company Act of 1940 and is irrevocable while the Rule is in effect unless the Securities and Exchange Commission, by order, permits its withdrawal. In the case of a redemption in kind, securities delivered in payment for shares would be valued at the same value assigned to them in computing the net asset value per share of the Fund. A shareholder receiving such securities would incur brokerage costs when selling the securities.

                           INDEPENDENT AUDITORS

     PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036 is the independent auditor of the Funds.


                           FINANCIAL STATEMENTS

  The audited financial statements contained in the Annual Reports to Shareholders of Limited Term National Fund and Limited Term California Fund for the fiscal year ended June 30, 2001, the audited financial statements contained in the Annual Reports to Shareholders of Intermediate National Fund, Government Fund, Income Fund and Value Fund for the fiscal year ended September 30, 2000, the unaudited financial statements contained in the Semiannual Reports to Shareholders of Intermediate National Fund, Government Fund, Income Fund and Value Fund for the six months ended March 31, 2001, and the unaudited financial statements contained in the Semiannual Report to Shareholders of Global Value Fund for the period ended March 31, 2001, are incorporated herein by reference.

                                   PART C
                             OTHER INFORMATION

Items 22 and 23.  Financial Statements and Exhibits.

   (a)   Financial Statements

        (i)    Thornburg Limited Term U.S. Government Fund (Class A,
               Class C and Class I shares),
        (ii)   Thornburg Limited Term Income Fund (Class A,
               Class C and Class I shares),
        (iii)  Thornburg Intermediate Municipal Fund (Class A,
               Class C and Class I shares),
        (iv) Thornburg New Mexico Intermediate Municipal Fund (Class A and Class D shares),
        (v) Thornburg Florida Intermediate Municipal Fund (Class A shares),
        (vi) Thornburg Value Fund (Class A, Class B, Class C and Class I shares) and Thornburg Global Value Fund (Class A and Class C shares),
        (vii) Thornburg Global Value Fund (Class A, Class B, Class C and Class I shares),
        (viii) Thornburg Core Growth fund (Class A and Class C shares):

               Reports of Independent Auditors dated October 27, 2000, Statements of Assets and Liabilities including Schedules of Investments as of September 30, 2000, Statements of Operations for the year ended September 30, 2000, Statements of Changes in Net Assets for the two years (or shorter period, if applicable) ended September 30, 2000, Notes to Financial Statements, Financial Highlights are incorporated by reference to Registrant's 2000 Annual Reports to Shareholders in respect of Thornburg Limited Term U.S. Government Fund, Thornburg Limited Term Income Fund, Thornburg Intermediate Municipal Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg Florida Intermediate Municipal Fund, Thornburg Value Fund and Thornburg Global Value Fund previously filed with the Securities and Exchange Commission;

               Unaudited Statements of Assets and Liabilities including Schedules of Investments as of March 31, 2001, Statements of Operations for the six months (or shorter period if applicable) ended March 31, 2001, Statement of Changes in Net Assets for the six months (or shorter period if applicable) ended March 31, 2001, Notes to Financial Statements, Financial Highlights are incorporated by reference to Registrant's Semiannual Reports to Shareholders, March 31, 2001, in respect of Thornburg Limited Term Income Fund, Thornburg Intermediate Municipal Fund, Thornburg Florida Intermediate Municipal Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg Value Fund, Thornburg Global Value Fund and Thornburg Core Growth Fund previously filed with the Securities and Exchange Commission;

   (ix)     Thornburg New York Intermediate Municipal Fund (Class A
               shares): Statement of Assets and Liabilities including Schedule of Investments as of June 30, 2001, Statement of Operations for the period ended June 30, 2001, Statement of Changes in Net Assets for the period ended June 30, 2001, Notes to Financial Statements and Financial Highlights, Report of Independent Auditors dated August 8, 2001 are incorporated by reference to Registrant's Annual Report to Shareholders in respect of Thornburg New York Intermediate Municipal Fund previously filed with the Securities and Exchange Commission.


   (b)   Exhibits

The following Exhibits are incorporated herein by reference to Registrant's Registration Statement on Form N-1A as initially filed on June 12, 1987.

      (a) Limited Term Trust, Agreement and Declaration of Trust, dated June 3, 1987.

      (6)    Not applicable.

      (e)    Form of Agency Agreement.

      (h)    Form of Subscription to Shares by Thornburg Management
             Company, Inc.

The following exhibits are incorporated herein by reference to Registrant's pre-effective amendment No. 1 to its Registration Statement on Form N-1A as filed on October 28, 1987:

      (a) Thornburg Income Trust - First Amendment and Supplement to Agreement and Declaration of Trust, dated August 11, 1987.

      (g) Form of Custodian Agreement between Registrant and State Street Bank and Trust Company. This exhibit supersedes the form of Custodian Agreement filed with the Registrant's initial Registration Statement on Form N-1A on June 12, 1987.

      (h) Form of Transfer Agency Agreement between Registrant and State Street Bank and Trust Company. This exhibit supersedes the form of Transfer Agency Agreement filed with the Registrant's initial Registration Statement on Form N-1A on June 12, 1987.

The following exhibits are incorporated herein by reference to Registrant's post-effective amendment No. 1 to its Registration Statement on Form N-1A as filed on March 3, 1988:

      (a) Thornburg Income Trust-Second Amendment and Supplement to Agreement and Declaration of Trust, dated October 28, 1987.

The following exhibits are incorporated herein by reference to Registrant's post-effective amendment No. 7 to its Registration Statement on Form N-1A as filed on April 19, 1991:

      (q)    Powers of Attorney from Messrs. Smith and Thornburg.

The following exhibits are incorporated herein by reference to the Registrant's post-effective amendment No. 10 to its Registration Statement on Form N-1A as filed on July 23, 1992:

      (h)    Form of Subscription to Shares

The following exhibits are incorporated herein by reference to the Registrant's post-effective amendment No. 13 to its Registration Statement on Form N-1A as filed on December 3, 1993:

      (a) Thornburg Income Trust -- Third, Fourth, Fifth, Sixth and Seventh Amendments and Supplements to Agreement and Declaration of Trust

The following exhibits are incorporated herein by reference to the Registrant's post-effective amendment No. 14 to its Registration Statement on Form N-1A as filed on May 13, 1994:

      (9)    Power of attorney (B. McMahon)

The following exhibits are incorporated herein by reference to the Registrant's post-effective amendment no. 17 to its Registration Statement on Form N-1A as filed on July 27, 1994:

      (a) Thornburg Income Trust Amended and Restated Designation of Series.

      (m.1)  Form of Plan and Agreement pursuant to Rule 12b-1
             (Class B Distribution Plan)

      (m.2)  Form of Plan and Agreement pursuant to Rule 12b-1
             (Class C Distribution Plan)

The following exhibits are incorporated herein by reference to the Registrant's post-effective amendment no. 18 to its Registration Statement on Form N-1A as filed on December 3, 1994:

      (m)    Form of Plan and Agreement pursuant to Rule 12b-1
             (Class B Service Plan)

      (m.1)  Form of Plan and Agreement pursuant to Rule 12b-1
             (Class C Service Plan)

The following exhibits are incorporated by reference to the Registrant's post-effective amendment no. 20 to its Registration Statement on Form N-1A as filed on July 5, 1995:

      (a.1)  Thornburg Income Trust - Ninth Amendment and
             Supplement to Agreement and Declaration of Trust

      (a.2)  Thornburg Income Trust - Tenth Amendment and
             Supplement to Agreement and Declaration of Trust

      (15.2) Form of Plan and Agreement Pursuant to Rule 12b-1
             (Class B Distribution Plan) - Thornburg Value Fund

      (q)    Power of attorney from David A. Ater

The following exhibit is incorporated by reference to the Registrant's post-effective amendment no. 22 to its Registration Statement on Form N-1A as filed on October 2, 1995:

      (a) Thornburg Income Trust - Corrected Tenth Amendment and Supplement to Agreement and Declaration of Trust

   The following exhibit is incorporated by reference to the Registrant's post-effective amendment no. 26 to its Registration Statement on Form N-1A as filed on May 6, 1996:

      (a)    First Supplement to Amended and Restated Designation of Series

    The following exhibit is incorporated by reference to the Registrant's post-effective amendment no. 27 to its Registration Statement on Form N-1A as filed on August 30, 1996:

      (h)    Form of Administrative Services Agreement

The following exhibits are incorporated by reference from the Registrant's post-effective amendment no. 29 to its Registration Statement on Form N-1A as filed on March 14, 1997:

      (a.1) Eleventh Amendment and Supplement to Agreement and Declaration of Trust

      (a.2) Twelfth Amendment and Supplement to Agreement and Declaration of Trust

      (q)    Power of attorney from Brian J. McMahon

      (q)    Power of attorney from James W. Weyhrauch

The following exhibits are incorporated by reference from the Registrant's post-effective amendment no. 32 to its Registration Statement on Form N-1A as filed on February 17, 1998:

      (d)    Amended and Restated Investment Advisory Agreement

      (h)    Administrative Services Agreement (Class A and Class C shares)

      (h)    Administrative Services Agreement (Class I Shares)

      (r)    Memorandum of Reimbursement

      (m.1) Plan and Agreement of Distribution Pursuant to Rule 12b-1 (Service Plan - Classes A, C and I)

      (m.2) Plan and Agreement of Distribution Pursuant to Rule 12b-1 (Distribution Plan - Class C)

    The following exhibit is incorporated by reference from Registrant's post-effective amendment no. 33 to its Registration Statement on Form N-1A as filed on March 10, 1998:

      (a)    Thirteenth Amendment and Supplement to Agreement and
             Declaration of Trust

    The following exhibits are incorporated by reference from Registrant's post-effective amendment No. 42 to its Registration Statement on Form N-1A as filed on August 31, 2000:

     (b)    Amended By-Laws of Thornburg Investment Trust (June 1, 2000)

     (e)    Thornburg Investment Trust Amended Distribution Agreement
            (April 4, 2000)

     (m) Amended Plan and Agreement of Distribution Pursuant to Rule 12b-1 (Distribution Plan - Class B)(April 4, 2000)

     (p.1)  Thornburg Investment Trust Code of Ethics (revised June 1,
            2000)



   The following exhibit is incorporated by reference from Registrant's post-effective amendment No. 43 to its Registration Statement on Form N-1A filed on October 13, 2000;

     (a) Fourteenth Amendment and Supplement to Agreement and Declaration of Trust

   The following exhibits are incorporated by reference from the resistrant's post-effective amendment no. 44 to its Registration Statement on Form N-1A as filed on January 29, 2001:

     (a) Fifteenth Amendment and Supplement to Agreement and Declaration of Trust

     (q.1)  Power of Attorney of David D. Chase

     (q.2)  Consent of Person About to Become Trustee (David D. Chase)


The following exhibits are filed herewith:

     (g)    Amendment to Custodian Contract, July 2, 2001.

     (j.1)  Consent of Counsel to be named in registration statement

     (j.2)  Consent of Independent Auditors

     (j.3)  Letter of Counsel pursuant to paragraph (b)(4) of Rule 485.

     (p) Thornburg Investment Management, Inc./Thornburg Securities Corporation Code of Ethics (revised June, 2001).


Item 24.  Persons Controlled By or Under Common Control With Registrant.

          Not applicable.

Item 25.  Indemnification.

      (1) Please see Section 10.2 of the Agreement and Declaration of Trust filed as Exhibit a. Section 10.2 generally provides that each of the Trust's officers and Trustees will be indemnified by the Trust against liability and expenses in connection with his having been a Trustee or officer unless it is determined that the individual is liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, or if the individual did not act in good faith in the reasonable belief that the action was in the Trust's best interest.

      (2) Please see Section 8 of the Distribution Agreement filed as Exhibit (e). Section 7 generally provides that the Trust will indemnify Thornburg Securities Corporation (TSC), its officers and directors, and its controlling persons against liabilities and expenses incurred because of any alleged untrue statement of material fact contained in the Registration Statement, Prospectus or annual or interim reports to shareholders, or any alleged omission to state a material fact required to be stated therein, or necessary to make the statements therein, not misleading, except where (i) the untrue statement or omission arises from information furnished by TSC, or (ii) to the extent the prospective indemnitee is an officer, trustee or controlling person of the Trust, the indemnification is against public policy as expressed in the 1933 Act, or (iii) the liability or expense arises from TSC's willful misfeasance, bad faith, gross negligence, reckless performance of duties, or reckless disregard of its obligations and duties under the Distribution Agreement. Further, TSC agrees to indemnify the Trust, its officers and trustees, and its controlling persons in certain circumstances.

      (3) The directors and officers of Thornburg Investment Management, Inc. (Thornburg) are insured, and it is intended that the Trustees and officers of the Trust will become insured, under a joint professional and directors and officers liability policy. The described individuals are referred to as the "insureds." The policy covers amounts which the insureds become legally obligated to pay by reason of the act, error, omission, misstatement, misleading statement or neglect or breach of duty in the performance of their duties as directors, trustees and officers. In addition, the policy covers Thornburg, and is proposed to cover the Registrant, to the extent that they have legally indemnified the insureds for amounts incurred by the insureds as described in the preceding sentence. The coverage excludes amounts that the insureds become obligated to pay by reason of conduct which constitutes willful misfeasance, bad faith, gross negligence or reckless disregard of the insured's duties. The application of the foregoing provisions is limited by the following undertaking set forth in the rules promulgated by the Securities and Exchange Commission:

          Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policies expressed in such Act and that if a claim for indemnification against such liabilities other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue.

Item 26.   Business and Other Connections of the Investment Adviser.   See
"MANAGEMENT" in the Statement of Additional Information.

Item 27.   Principal Underwriters.

     (a) The principal underwriter for the Registrant will be Thornburg Securities Corporation ("TSC"). TSC is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. TSC was formed for the purpose of distributing the shares of the Registrant's series and other registered investment companies sponsored by its affiliates, and does not currently engage in the general securities business.

     (b) The address of each of the directors and officers of TSC is 119 East Marcy Street, Suite 202, Santa Fe, New Mexico 87501.

                              Positions and            Positions and
                              Offices                  Offices
Name                          with TSC                 with Registrant
----------------------        --------------           --------------------
Garrett Thornburg             Director                 Trustee; President
Kenneth Ziesenheim            President                Vice President
Dawn B. Fischer               Secretary                Secretary and
                                                       Assistant Treasurer
     (c)  Not applicable.

Item 28.  Location of Accounts and Records.

All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are maintained at the offices of State Street Bank and Trust Company, at 470 Atlantic Avenue, Fifth Floor, Boston, Massachusetts 02210.

Item 29.  Management Services.

   The Registrant and Thornburg Investment Management, Inc. ("Thornburg") have agreed that Thornburg will perform for the Registrant certain telephone answering services previously performed by the Registrant's transfer agent, National Financial Data Services, Inc. ("NFDS"). These telephone services include answering telephone calls placed to the Registrant or its transfer agent by shareholders, securities dealers and others through the Registrant's toll free number, and responding to those telephone calls by answering questions, effecting certain shareholder transactions described in the Registrant's current prospectuses, and performing such other, similar functions as the Registrant may reasonably prescribe from time to time. The Registrant will pay one dollar for each telephone call, which was the charge previously imposed by the Registrant's transfer agent for this service. The Registrant's transfer agent will no longer charge for this service. The Registrant understands that (i) the telephone answering service provided by Thornburg will be superior to that previously provided by the transfer agent because Thornburg will devote greater attention to training the telephone personnel, and those personnel will have immediate access to the Registrant's and Thornburg's management,
(ii) the per-call charge imposed upon the Registrant for this service will be no greater than that charged by the Registrant's transfer agent, and
(iii) Thornburg will not receive any profit from providing this service. The Registrant will reimburse Thornburg for a portion of the depreciation on certain telephone answering equipment purchased by Thornburg to render the described services. The Registrant paid $28,618 to Thornburg under the described arrangements in the most recent fiscal year ended September 30, 2000. It is not believed that these arrangements constitute a management-related services agreement.

Item 30.  Undertakings.
   Not applicable

                                SIGNATURES


   Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Santa Fe, and State of New Mexico on August 21, 2001.

   The Registrant represents that this post-effective Amendment No. 48
(i) is filed solely for one or more of the purposes specified in paragraph
(b)(1) of Rule 485 under the Securities Act of 1933 and that no material event requiring disclosure in the prospectuses filed herein (other than one listed in paragraph (b)(1)) has occurred since the latest date specified in paragraph (b)(2) of Rule 485, and (ii) meets all of the requirements for effectiveness under paragraph (b) of Rule 485.

THORNBURG INVESTMENT TRUST
Registrant

By               *
     ------------------------------------
     Brian J. McMahon, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

                 *
------------------------------------------
Brian J. McMahon, President and
principal executive officer

                 *
------------------------------------------
 Garrett Thornburg, Trustee,
Chairman of Trustees, Treasurer

                 *
------------------------------------------
David D. Chase, Trustee

                 *
------------------------------------------
David A. Ater, Trustee

                 *
------------------------------------------
Forrest S. Smith, Trustee

                 *
------------------------------------------
James W. Weyhrauch, Trustee


* By:          /s/
     --------------------------------              Dated:
      Charles W.N. Thompson, Jr.                 August 21, 2001
      Attorney-In-Fact

                             INDEX TO EXHIBITS
Exhibit
Number    Exhibit
-------   -------

     (g)    Amendment to Custodian Contract, July 2, 2001

     (j.1)  Consent of Counsel to be named in registration statement

     (j.2)  Consent of Independent Auditors

     (j.3)  Letter of Counsel pursuant to paragraph (b)(4) of Rule 485.

     (p) Thornburg Investment Management, Inc./Thornburg Securities Corporation Code of Ethics (revised June 2001).




                              EXHIBIT (g)

                   AMENDMENT TO CUSTODIAN CONTRACT

     This Amendment to the Custodian Contract is made as of July 2, 2001, by and between THORNBURG INVESTMENT TRUST (the "Fund") and State Street Bank and Trust Company (the "Custodian"). Capitalized terms used in this Amendment without definition shall have the respective meanings given to such terms in the Custodian Contract referred to below.

     WHEREAS, the Fund and the Custodian entered into a Custodian Contract dated as of November 5, 1987 (as amended and in effect from time to time, the "Contract"); and

     WHEREAS, the Fund is authorized to issue shares in separate series, with each such series representing interests in a separate portfolio of securities and other assets, and the Fund has made each such series listed on Appendix A attached hereto subject to the Contract (each such series, together with all other series subsequently established by the Fund and made subject to the Contract in accordance with the terms thereof, shall be referred to as a "Portfolio", and, collectively, the "Portfolios"); and

     WHEREAS, the Fund and the Custodian desire to amend certain provisions of the Contract to reflect revisions to Rule 17f-5 ("Rule 17f-5") and the adoption of Rule 17f-7 ("Rule 17f-7") promulgated under the Investment Company Act of 1940, as amended (the "1940 Act"); and

     WHEREAS, the Fund and the Custodian desire to amend and restate certain other provisions of the Contract relating to the custody of assets of each of the Portfolios held outside of the United States.

     NOW THEREFORE, in consideration of the foregoing and the mutual covenants and agreements hereinafter contained, the parties hereby agree to amend the Contract, pursuant to the terms thereof, as follows:

I. Articles 3 through 15 of the Contract are hereby renumbered, as of the effective date of this Amendment, as Articles 5 through 17, respectively.

II. New Articles 3 and 4 of the Contract are hereby added, as of the effective date of this Amendment, as set forth below.

3.   Provisions Relating to Rules 17f-5 and 17f-7
     --------------------------------------------

3.1. Definitions. Capitalized terms in this Amendment shall have the following meanings:

     "Country Risk" means all factors reasonably related to the systemic risk of holding Foreign Assets in a particular country including, but not limited to, such country's political environment, economic and financial infrastructure (including any Eligible Securities Depository operating in the country), prevailing or developing custody and settlement practices, and laws and regulations applicable to the safekeeping and recovery of Foreign Assets held in custody in that country.

     "Eligible Foreign Custodian" has the meaning set forth in section
(a)(1) of Rule 17f-5, including a majority-owned or indirect subsidiary of a U.S. Bank (as defined in Rule 17f-5), a bank holding company meeting the requirements of an Eligible Foreign Custodian (as set forth in Rule 17f-5 or by other appropriate action of the U.S. Securities and Exchange Commission (the "SEC")), or a foreign branch of a Bank (as defined in
Section 2(a)(5) of the 1940 Act) meeting the requirements of a custodian under Section 17(f) of the 1940 Act; the term does not include any Eligible Securities Depository.

     "Eligible Securities Depository" has the meaning set forth in section
(b)(1) of Rule 17f-7.

     "Foreign Assets" means any of the Portfolios' investments (including foreign currencies) for which the primary market is outside the United States and such cash and cash equivalents as are reasonably necessary to effect the Portfolios' transactions in such investments.

     "Foreign Custody Manager" has the meaning set forth in section (a)(3) of Rule 17f-5.

3.2.	The Custodian as Foreign Custody Manager.
     ----------------------------------------

     3.2.1 Delegation to the Custodian as Foreign Custody Manager. The Fund, by resolution adopted by its Board of *[Trustees/Directors] (the "Board"), hereby delegates to the Custodian, subject to Section (b) of Rule 17f-5, the responsibilities set forth in this Section 3.2 with respect to Foreign Assets of the Portfolios held outside the United States, and the Custodian hereby accepts such delegation as Foreign Custody Manager with respect to the Portfolios.

     3.2.2 Countries Covered. The Foreign Custody Manager shall be responsible for performing the delegated responsibilities defined below only with respect to the countries and custody arrangements for each such country listed on Schedule A to this Contract, which list of countries may be amended from time to time by the Fund with the agreement of the Foreign Custody Manager. The Foreign Custody Manager shall list on Schedule A the Eligible Foreign Custodians selected by the Foreign Custody Manager to maintain the assets of the Portfolios, which list of Eligible Foreign Custodians may be amended from time to time in the sole discretion of the Foreign Custody Manager. The Foreign Custody Manager will provide amended versions of Schedule A in accordance with Section 3.2.5 hereof.

     Upon the receipt by the Foreign Custody Manager of Proper Instructions to open an account or to place or maintain Foreign Assets in a country listed on Schedule A, and the fulfillment by the Fund, on behalf of the Portfolios, of the applicable account opening requirements for such country, the Foreign Custody Manager shall be deemed to have been delegated by the Board on behalf of the Portfolios responsibility as Foreign Custody Manager with respect to that country and to have accepted such delegation. Execution of this Amendment by the Fund shall be deemed to be a Proper Instruction to open an account, or to place or maintain Foreign Assets, in each country listed on Schedule A in which the Custodian has previously placed or currently maintains Foreign Assets pursuant to the terms of the Contract. Following the receipt of Proper Instructions directing the Foreign Custody Manager to close the account of a Portfolio with the Eligible Foreign Custodian selected by the Foreign Custody Manager in a designated country, the delegation by the Board on behalf of the Portfolios to the Custodian as Foreign Custody Manager for that country shall be deemed to have been withdrawn and the Custodian shall immediately cease to be the Foreign Custody Manager of the Portfolios with respect to that country.

     The Foreign Custody Manager may withdraw its acceptance of delegated responsibilities with respect to a designated country upon written notice to the Fund. Thirty days (or such longer period to which the parties agree in writing) after receipt of any such notice by the Fund, the Custodian shall have no further responsibility in its capacity as Foreign Custody Manager to the Fund with respect to the country as to which the Custodian's acceptance of delegation is withdrawn.

     3.2.3   Scope of Delegated Responsibilities:
             -----------------------------------

             (a) Selection of Eligible Foreign Custodians. Subject to the provisions of this Section 3.2, the Foreign Custody Manager may place and maintain the Foreign Assets in the care of the Eligible Foreign Custodian selected by the Foreign Custody Manager in each country listed on Schedule A, as amended from time to time. In performing its delegated responsibilities as Foreign Custody Manager to place or maintain Foreign Assets with an Eligible Foreign Custodian, the Foreign Custody Manager shall determine that the Foreign Assets will be subject to reasonable care, based on the standards applicable to custodians in the country in which the Foreign Assets will be held by that Eligible Foreign Custodian, after considering all factors relevant to the safekeeping of such assets, including, without limitation the factors specified in Rule 17f-5(c)(1).

             (b) Contracts With Eligible Foreign Custodians. The Foreign Custody Manager shall determine that the contract governing the foreign custody arrangements with each Eligible Foreign Custodian selected by the Foreign Custody Manager will satisfy the requirements of Rule 17f-5(c)(2).

             (c) Monitoring. In each case in which the Foreign Custody Manager maintains Foreign Assets with an Eligible Foreign Custodian selected by the Foreign Custody Manager, the Foreign Custody Manager shall establish a system to monitor (i) the appropriateness of maintaining the Foreign Assets with such Eligible Foreign Custodian and (ii) the contract governing the custody arrangements established by the Foreign Custody Manager with the Eligible Foreign Custodian. In the event the Foreign Custody Manager determines that the custody arrangements with an Eligible Foreign Custodian it has selected are no longer appropriate, the Foreign Custody Manager shall notify the Board in accordance with Section 3.2.5 hereunder.

     3.2.4 Guidelines for the Exercise of Delegated Authority. For purposes of this Section 3.2, the Board shall be deemed to have considered and determined to accept such Country Risk as is incurred by placing and maintaining the Foreign Assets in each country for which the Custodian is serving as Foreign Custody Manager of the Portfolios.

     3.2.5 Reporting Requirements. The Foreign Custody Manager shall report the withdrawal of the Foreign Assets from an Eligible Foreign Custodian and the placement of such Foreign Assets with another Eligible Foreign Custodian by providing to the Board an amended Schedule A at the end of the calendar quarter in which an amendment to such Schedule has occurred. The Foreign Custody Manager shall make written reports notifying the Board of any other material change in the foreign custody arrangements of the Portfolios described in this Section 3.2 after the occurrence of the material change.

     3.2.6 Standard of Care as Foreign Custody Manager of a Portfolio. In performing the responsibilities delegated to it, the Foreign Custody Manager agrees to exercise reasonable care, prudence and diligence such as a person having responsibility for the safekeeping of assets of management investment companies registered under the 1940 Act would exercise.

     3.2.7 Representations with Respect to Rule 17f-5. The Foreign Custody Manager represents to the Fund that it is a U.S. Bank as defined in section (a)(7) of Rule 17f-5. The Fund represents to the Custodian that the Board has determined that it is reasonable for the Board to rely on the Custodian to perform the responsibilities delegated pursuant to this Contract to the Custodian as the Foreign Custody Manager of the Portfolios.

     3.2.8 Effective Date and Termination of the Custodian as Foreign Custody Manager. The Board's delegation to the Custodian as Foreign Custody Manager of the Portfolios shall be effective as of the date hereof and shall remain in effect until terminated at any time, without penalty, by written notice from the terminating party to the non-terminating party. Termination will become effective thirty (30) days after receipt by the non-terminating party of such notice. The provisions of Section 3.2.2 hereof shall govern the delegation to and termination of the Custodian as Foreign Custody Manager of the Portfolios with respect to designated countries.

3.3	Eligible Securities Depositories.

     3.3.1 Analysis and Monitoring. The Custodian shall (a) provide the Fund (or its duly-authorized investment manager or investment adviser) with an analysis of the custody risks associated with maintaining assets with the Eligible Securities Depositories set forth on Schedule B hereto in accordance with section (a)(1)(i)(A) of Rule 17f-7, and (b) monitor such risks on a continuing basis, and promptly notify the Fund (or its duly-authorized investment manager or investment adviser) of any material change in such risks, in accordance with section (a)(1)(i)(B) of Rule 17f-7.

     3.3.2 Standard of Care. The Custodian agrees to exercise reasonable care, prudence and diligence in performing the duties set forth in Section 3.3.1.

4. Duties of the Custodian with Respect to Property of the Portfolios Held Outside the United States.

4.1 Definitions. Capitalized terms in this Article 4 shall have the following meanings:

      "Foreign Securities System" means an Eligible Securities Depository listed on Schedule B hereto.

      "Foreign Sub-Custodian" means a foreign banking institution serving as an Eligible Foreign Custodian.

4.2. Holding Securities. The Custodian shall identify on its books as belonging to the Portfolios the foreign securities held by each Foreign Sub-Custodian or Foreign Securities System. The Custodian may hold foreign securities for all of its customers, including the Portfolios, with any Foreign Sub-Custodian in an account that is identified as belonging to the Custodian for the benefit of its customers, provided however, that (i) the records of the Custodian with respect to foreign securities of the Portfolios which are maintained in such account shall identify those securities as belonging to the Portfolios and (ii), to the extent permitted and customary in the market in which the account is maintained, the Custodian shall require that securities so held by the Foreign Sub-Custodian be held separately from any assets of such Foreign Sub-Custodian or of other customers of such Foreign Sub-Custodian.

4.3. Foreign Securities Systems. Foreign securities shall be maintained in a Foreign Securities System in a designated country through arrangements implemented by the Custodian or a Foreign Sub-Custodian, as applicable, in such country.

4.4.   Transactions in Foreign Custody Account.

       4.4.1. Delivery of Foreign Assets. The Custodian or a Foreign Sub-Custodian shall release and deliver foreign securities of the Portfolios held by the Custodian or such Foreign Sub-Custodian, or in a Foreign Securities System account, only upon receipt of Proper
Instructions, which may be continuing instructions when deemed appropriate by the parties, and only in the following cases:

               (i) upon the sale of such foreign securities for the Portfolio in accordance with commercially reasonable market practice in the country where such foreign securities are held or traded, including, without limitation: (A) delivery against expectation of receiving later payment; or (B) in the case of a sale effected through a Foreign Securities System, in accordance with the rules governing the operation of the Foreign Securities System;

               (ii) in connection with any repurchase agreement related to foreign securities;

               (iii) to the depository agent in connection with tender or other similar offers for foreign securities of the Portfolios;

               (iv) to the issuer thereof or its agent when such foreign securities are called, redeemed, retired or otherwise become payable;

               (v) to the issuer thereof, or its agent, for transfer into the name of the Custodian (or the name of the respective Foreign Sub-Custodian or of any nominee of the Custodian or such Foreign Sub-Custodian) or for exchange for a different number of bonds, certificates or other evidence representing the same aggregate face amount or number of units;

               (vi) to brokers, clearing banks or other clearing agents for examination or trade execution in accordance with market custom; provided that in any such case the Foreign Sub-Custodian shall have no responsibility or liability for any loss arising from the delivery of such securities prior to receiving payment for such securities except as may arise from the Foreign Sub-Custodian's own negligence or willful misconduct;

               (vii) for exchange or conversion pursuant to any plan of merger, consolidation, recapitalization, reorganization or readjustment of the securities of the issuer of such securities, or pursuant to provisions for conversion contained in such securities, or pursuant to any deposit agreement;

               (viii) in the case of warrants, rights or similar foreign securities, the surrender thereof in the exercise of such warrants, rights or similar securities or the surrender of interim receipts or temporary securities for definitive securities;

               (ix) for delivery as security in connection with any borrowing by the Portfolios requiring a pledge of assets by the Portfolios;

               (x) in connection with trading in options and futures contracts, including delivery as original margin and variation margin;

               (xi) in connection with the lending of foreign securities; and

               (xii) for any other purpose, but only upon receipt of Proper Instructions specifying the foreign securities to be delivered and naming the person or persons to whom delivery of such securities shall be made.

     4.4.2. Payment of Portfolio Monies. Upon receipt of Proper Instructions, which may be continuing instructions when deemed appropriate by the parties, the Custodian shall pay out, or direct the respective Foreign Sub-Custodian or the respective Foreign Securities System to pay out, monies of a Portfolio in the following cases only:

               (i) upon the purchase of foreign securities for the Portfolio, unless otherwise directed by Proper Instructions, by (A) delivering money to the seller thereof or to a dealer therefor (or an agent for such seller or dealer) against expectation of receiving later delivery of such foreign securities; or (B) in the case of a purchase effected through a Foreign Securities System, in accordance with the rules governing the operation of such Foreign Securities System;

               (ii) in connection with the conversion, exchange or surrender of foreign securities of the Portfolio;

               (iii) for the payment of any expense or liability of the Portfolio, including but not limited to the following payments: interest, taxes, investment advisory fees, transfer agency fees, fees under this Contract, legal fees, accounting fees, and other operating expenses;

               (iv) for the purchase or sale of foreign exchange or foreign exchange contracts for the Portfolio, including transactions executed with or through the Custodian or its Foreign Sub-Custodians;

               (v) in connection with trading in options and futures contracts, including delivery as original margin and variation margin;

               (vi) for payment of part or all of the dividends received in respect of securities sold short;

               (vii) in connection with the borrowing or lending of foreign securities; and

               (viii) for any other purpose, but only upon receipt of Proper Instructions specifying the amount of such payment and naming the person or persons to whom such payment is to be made.

     4.4.3. Market Conditions. Notwithstanding any provision of this Contract to the contrary, settlement and payment for Foreign Assets received for the account of the Portfolios and delivery of Foreign Assets maintained for the account of the Portfolios may be effected in accordance with the customary established securities trading or processing practices and procedures in the country or market in which the transaction occurs, including, without limitation, delivering Foreign Assets to the purchaser thereof or to a dealer therefor (or an agent for such purchaser or dealer) with the expectation of receiving later payment for such Foreign Assets from such purchaser or dealer.

     The Custodian shall provide to the Board the information with respect to custody and settlement practices in countries in which the Custodian employs a Foreign Sub-Custodian described on Schedule C hereto at the time or times set forth on such Schedule. The Custodian may revise Schedule C from time to time, provided that no such revision shall result in the Board being provided with substantively less information than had been previously provided hereunder.

4.5. Registration of Foreign Securities. The foreign securities maintained in the custody of a Foreign Sub-Custodian (other than bearer securities) shall be registered in the name of the applicable Portfolio or in the name of the Custodian or in the name of any Foreign Sub-Custodian or in the name of any nominee of the foregoing, and the Fund on behalf of such Portfolio agrees to hold any such nominee harmless from any liability as a holder of record of such foreign securities. The Custodian or a Foreign Sub-Custodian shall not be obligated to accept securities on behalf of a Portfolio under the terms of this Contract unless the form of such securities and the manner in which they are delivered are in accordance with reasonable market practice.

4.6. Bank Accounts. The Custodian shall identify on its books as belonging to the Fund cash (including cash denominated in foreign currencies) deposited with the Custodian. Where the Custodian is unable to maintain, or market practice does not facilitate the maintenance of, cash on the books of the Custodian, a bank account or bank accounts shall be opened and maintained outside the United States on behalf of a Portfolio with a Foreign Sub-Custodian. All accounts referred to in this Section shall be subject only to draft or order by the Custodian (or, if applicable, such Foreign Sub-Custodian) acting pursuant to the terms of this Agreement to hold cash received by or from or for the account of the Portfolio. Cash maintained on the books of the Custodian (including its branches, subsidiaries and affiliates), regardless of currency denomination, is maintained in bank accounts established under, and subject to the laws of, The Commonwealth of Massachusetts.

4.7. Collection of Income. The Custodian shall use reasonable commercial efforts to collect all income and other payments with respect to the Foreign Assets held hereunder to which the Portfolios shall be entitled and shall credit such income, as collected, to the applicable Portfolio. In the event that extraordinary measures are required to collect such income, the Fund and the Custodian shall consult as to such measures and as to the compensation and expenses of the Custodian relating to such measures.

4.8. Shareholder Rights. With respect to the foreign securities held pursuant to this Article 4, the Custodian will use reasonable commercial efforts to facilitate the exercise of voting and other shareholder rights, subject always to the laws, regulations and practical constraints that may exist in the country where such securities are issued. The Fund acknowledges that local conditions, including lack of regulation, onerous procedural obligations, lack of notice and other factors may have the effect of severely limiting the ability of the Fund to exercise shareholder rights.

4.9. Communications Relating to Foreign Securities. The Custodian shall transmit promptly to the Fund written information with respect to materials received by the Custodian via the Foreign Sub-Custodians from issuers of the foreign securities being held for the account of the Portfolios (including, without limitation, pendency of calls and maturities of foreign securities and expirations of rights in connection therewith). With respect to tender or exchange offers, the Custodian shall transmit promptly to the Fund written information with respect to materials so received by the Custodian from issuers of the foreign securities whose tender or exchange is sought or from the party (or its agents) making the tender or exchange offer. The Custodian shall not be liable for any untimely exercise of any tender, exchange or other right or power in connection with foreign securities or other property of the Portfolios at any time held by it unless (i) the Custodian or the respective Foreign Sub-Custodian is in actual possession of such foreign securities or property and (ii) the Custodian receives Proper Instructions with regard to the exercise of any such right or power, and both (i) and (ii) occur at least three business days prior to the date on which the Custodian is to take action to exercise such right or power.

4.10.   Liability of Foreign Sub-Custodians.

        Each agreement pursuant to which the Custodian employs a Foreign Sub-Custodian shall, to the extent possible, require the Foreign Sub-Custodian to exercise reasonable care in the performance of its duties, and to indemnify, and hold harmless, the Custodian from and against any loss, damage, cost, expense, liability or claim arising out of or in connection with the Foreign Sub-Custodian's performance of such obligations. At the Fund's election, the Portfolios shall be entitled to be subrogated to the rights of the Custodian with respect to any claims against a Foreign Sub-Custodian as a consequence of any such loss, damage, cost, expense, liability or claim if and to the extent that the Portfolios have not been made whole for any such loss, damage, cost, expense, liability or claim.

4.11.	   Tax Law.

        The Custodian shall have no responsibility or liability for any obligations now or hereafter imposed on the Fund, the Portfolios or the Custodian as custodian of the Portfolios by the tax law of the United States or of any state or political subdivision thereof. It shall be the responsibility of the Fund to notify the Custodian of the obligations imposed on the Fund with respect to the Portfolios or the Custodian as custodian of the Portfolios by the tax law of countries other than those mentioned in the above sentence, including responsibility for withholding and other taxes, assessments or other governmental charges, certifications and governmental reporting. The sole responsibility of the Custodian with regard to such tax law shall be to use reasonable efforts to assist the Fund with respect to any claim for exemption or refund under the tax law of countries for which the Fund has provided such information.

4.12.   Liability of Custodian.

        Except as may arise from the Custodian's own negligence or willful misconduct or the negligence or willful misconduct of a Sub-Custodian, the Custodian shall be without liability to the Fund for any loss, liability, claim or expense resulting from or caused by anything which is part of Country Risk.

        The Custodian shall be liable for the acts or omissions of a Foreign Sub-Custodian to the same extent as set forth with respect to sub-custodians generally in the Contract and, regardless of whether assets are maintained in the custody of a Foreign Sub-Custodian or a Foreign Securities System, the Custodian shall not be liable for any loss, damage, cost, expense, liability or claim resulting from nationalization, expropriation, currency restrictions, or acts of war or terrorism, or any other loss where the Foreign Sub-Custodian has otherwise acted with reasonable care.

III. Except as specifically superseded or modified herein, the terms and provisions of the Contract shall continue to apply with full force and effect. In the event of any conflict between the terms of the Contract prior to this Amendment and this Amendment, the terms of this Amendment shall prevail. If the Custodian is delegated the responsibilities of Foreign Custody Manager pursuant to the terms of
       Article 3 hereof, in the event of any conflict between the provisions of Articles 3 and 4 hereof, the provisions of Article 3 shall prevail.

IV. The obligations of the Fund under this Amendment are not binding upon any of the Trustees, officers or shareholders of the Fund individually but are binding only upon the Fund and its assets. No Portfolio of the Fund shall be liable for the obligations of any other Portfolio hereunder.




            [Remainder of page left intentionally blank]



     IN WITNESS WHEREOF, each of the parties has caused this Amendment to be executed in its name and behalf by its duly authorized representative as of the date first above written.


WITNESSED BY:                   STATE STREET BANK and TRUST COMPANY



----------------------        By:  --------------------------------
Jean S. Carr                       Name:  Joseph L. Hooley
Assistant Vice President		     Title: Executive Vice President
& Associate Counsel



WITNESSED BY:                   THORNBURG INVESTMENT TRUST



----------------------        By:  --------------------------------
Name:                              Name:
Title:                             Title:



APPENDIX A


     Portfolios of Thornburg Investment Trust

          Thornburg Intermediate Municipal Fund
          Thornburg New Mexico Intermediate Municipal Fund
          Thornburg Florida Intermediate Municipal Fund
          Thornburg New York Intermediate Municipal Fund
          Thornburg Limited Term U.S. Government Fund
          Thornburg Limited Term Income Fund
          Thornburg Value Fund
          Thornburg Global Value Fund
          Thornburg Core Growth Fund



                                EXHIBIT j.1
   WHITE                                      Attorneys and Counselors at Law
KOCH, KELLY                      John F. McCarthy, Jr.           Suzanne Odom
     &                               Benjamin Phillips
   McCARTHY                        David F. Cunningham
A Professional Association          Albert V. Gonzales
                                            Janet Clow
                                       Kevin V. Reilly        Special Counsel
                                  C.W.N. Thompson, Jr.          Paul L. Bloom
                                      M. Karen Kilgore
                                      Sandra J. Brinck
                                         Aaron J. Wolf
                                         Mary E. Walta
                                       Rebecca Dempsey
                                        John M. Hickey
                             Julie Wittenberger-Wagner

                                   August 21, 2001


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549             VIA EDGAR FILING

     Re:  Thornburg Investment Trust
     Registration Number Under the Securities Act of 1933: 033-14905 Registration Number Under the Investment Company Act of 1940: 811-05201

Ladies and Gentlemen:

     We hereby consent to the references made to this firm in the post-effective amendment no. 48 to the registration statement of Thornburg Investment Trust and the prospectuses which are a part of that registration statement. In giving this consent, we do not admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act of 1933.

                              Very truly yours,

                              /S/ Charles W.N. Thompson, Jr.

                              CHARLES W. N. THOMPSON, JR.












433 Paseo de Peralta        Post Office Box 787    Santa Fe, NM  87504-0787
Phone (505) 982-4374   Fax (505) 983-0350; 984-8631      e-mail wkkm@nm.net

                               EXHIBIT j.2

                      CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of (i) our reports dated August 8, 2001, relating to the financial statements and financial highlights which appear in the respective June 30, 2001 Annual Reports to Shareholders of California Portfolio and National Portfolio, each a series of Thornburg Limited Term Municipal Fund, Inc., (ii) our report dated August 8, 2001, relating to the financial statements and financial highlights which appear in the June 30, 2001 Annual Reports to Shareholders of Thornburg New York Intermediate Municipal Fund, a series of Thornburg Investment Trust and (iii) our reports dated October 27, 2000, relating to the financial statements and financial highlights which appear in the September 30, 2000 Annual Reports to Shareholders of Thornburg Limited Term U.S. Government Fund, Thornburg Limited Term Income Fund, Thornburg Intermediate Municipal Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg Florida Intermediate Municipal Fund, Thornburg Value Fund and Thornburg Global Value Fund, each a series of Thornburg Investment Trust, which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights" and "Independent Auditors" in such Registration Statement.




/s/ PricewaterhouseCoopers LLP


New York, New York
August 15, 2001

                               EXHIBIT j.3
   WHITE                                      Attorneys and Counselors at Law
KOCH, KELLY                      John F. McCarthy, Jr.           Suzanne Odom
     &                               Benjamin Phillips
   McCARTHY                        David F. Cunningham
A Professional Association          Albert V. Gonzales
                                            Janet Clow
                                       Kevin V. Reilly        Special Counsel
                                   C.W.N. Thompson, Jr.         Paul L. Bloom
                                      M. Karen Kilgore
                                      Sandra J. Brinck
                                         Aaron J. Wolf
                                         Mary E. Walta
                                       Rebecca Dempsey
                                        John M. Hickey
                             Julie Wittenberger-Wagner

                                August 21, 2001


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549             VIA EDGAR FILING

     Re:  Thornburg Investment Trust
     Registration Number Under the Securities Act of 1933: 033-14905 Registration Number Under the Investment Company Act of 1940: 811-05201

Ladies and Gentlemen:

     The above-named registrant is filing its post-effective amendment no. 48 to its registration statement on Form N-1A. The post-effective amendment is filed in accordance with Rule 485(b) under the Securities Act of 1933.

     This letter is our representation to the Securities and Exchange Commission in accordance with paragraph (b)(4) of Rule 485 that the post-effective amendment does not contain disclosures that would render it ineligible to become effective under Rule 485(b).


                              Very truly yours,

                              /S/ Charles W.N. Thompson, Jr.

                              CHARLES W. N. THOMPSON, JR.


433 Paseo de Peralta        Post Office Box 787    Santa Fe, NM  87504-0787
Phone (505) 982-4374   Fax (505) 983-0350; 984-8631   e-mail cwnt@wkkm.com


                               Exhibit p

                   Thornburg Investment Management, Inc.
                     Thornburg Securities Corporation

                              CODE OF ETHICS


I.     DEFENITIONS

a)     "Adviser " means Thornburg Investment Management, Inc. ("TIM")

b)     "Underwriter" means Thornburg Securities Corporation.

c) "Investment Company" means a company registered as such under the Investment Company Act of 1940 and for which the Adviser is the investment adviser and/or for which Thornburg Securities Corporation is the principal Underwriter.

d) "Investment Client" means (1) an investment company registered as such under the Investment Company Act of 1940, any series thereof or any component of such series for which the Adviser is an investment adviser; or (2) any private accounts owned by institutions or institutional investors for which the Adviser is an investment adviser.

e) "Access person" means any director, officer, general partner, person in possession of information regarding the fund's investment decisions, or advisory person of the Adviser or the Underwriter.

f) "Advisory person" means (1) any employee of the Adviser or Underwriter or of any company in control relationship to the Adviser or Underwriter, who, in connection with his or her regular functions or duties, makes, participates in, or obtains information regarding the purchase or sale of a security by the investment companies managed by the Adviser, or whose functions relate to the making of any recommendations with respect to such purchases or sales; and (2) any natural person in a control relationship to the Adviser or Underwriter who obtains information concerning recommendations made to the investment companies with regard to the purchase or sale of a security.

g) A security is "being considered for purchase or sale" when a recommendation to purchase or sell a security has been made and communicated and, with respect to the person making the recommendation, when such person seriously considers making such a recommendation.

h) "Beneficial ownership" shall be interpreted in the same manner as it would be in determining whether a person is subject to the provisions of Section 16 of the Securities Exchange Act of 1934 and the rules and regulations thereunder, except that the determination of direct or indirect beneficial ownership shall apply to all securities which an access person has or acquires.

i) "Control" shall have the same meaning as that set forth in Section 2(a)(9) of the Investment Company Act.

j) "Purchase or sale of a security" includes, among others, the writing of an option to purchase or sell a security.

k) "Security" shall have the meaning set forth in Section 2(a)(36) of the Investment Company Act of 1940, except that it shall not include shares of unaffiliated registered, open-end investment companies, securities issued by the United States Government, short term debt securities which are "government securities" within the meaning of
       Section 2(a)(16) of the Investment Company Act, bankers' acceptances, bank certificates of deposit, commercial paper, and such other money market instruments as designated by the trustees of the Investment Company.

l) "Security held or to be acquired" by the investment companies means any security as defined in the Rule which, within the most recent 15 days, (1) is or has been held by the investment companies, or (2) is being or has been considered by the investment companies for purchase by them.

m) "Security transaction volume" includes the total volume of shares purchased or sold by investment clients over the past seven days and all currently known transactions involving investment clients over the ensuing seven days.


II.    EXEMPTED TRANSACTIONS

       The prohibitions of Section III of this Code shall not apply to:

a) Purchases or sales effected in any account over which the access person has no direct or indirect influence or control.

b) Purchases or sales of securities which are not eligible for purchase or sale by the investment companies.

c) Purchases or sales which are non-volitional on the part of either the access person or the investment companies.

d)     Purchases which are part of an automatic dividend reinvestment plan.

e) Purchases effected upon the exercise of rights issued by an issuer pro rata to all holders of a class of its securities, to the extent such rights were acquired from such issuer, and sales of such rights so acquired.

f) Purchases or sales which receive the prior approval of the Adviser's Compliance Officer because they are only remotely potentially harmful to the investment companies, because they would be very unlikely to affect a highly institutional market, or because they clearly are not related economically to the securities to be purchased, sold or held by the investment companies.


III.   PROHIBITED TRANSACTIONS

      No access person shall purchase or sell, directly or indirectly, any security which he or she has, or by reason of such transaction acquires, any direct or indirect beneficial ownership and which he or she knows or should have known at the time of such purchase or sale is a security on the Restricted List unless the transaction is exempted under Section II or Section IV(b) or (c) of this code.

IV.   Restricted List

      For legal, regulatory and business reasons, the Compliance Department maintains a Restricted List of securities.

a) Securities may be placed on this list when certain conditions are met, such as when:

      1) Thornburg Investment Management possesses material nonpublic information about or affecting the securities or its issuer; or
      2)   the security is:
           i) currently held by an Investment Client; or is being considered for purchase or sale by an Investment Client; or
           ii)  is being purchased or sold by an Investment Client.

b) Blue Chip Exemption: Transactions by Access Persons involving securities on the restricted list are prohibited unless the following conditions are met:

      1) the Adviser does not have a total security transaction volume greater than 1% of the securities fifteen day average trading volume; and
      2) the company has a market capitalization greater than $2 billion; and
      3) the proposed transaction involves less than $50,000 of the companies securities; and
      4) the individual proposing the transaction verifies that Section IV(b)(1) and (2) have been met.

c) Blackout Exemption: If approval for the proposed transaction is not granted because it does not meet the conditions of the Blue Chip exemption, approval can still be granted if:

      1) there has not been a transaction in the opposite direction of the proposed transaction by the Adviser for an Investment Client within the previous 7 days; and
      2)    there are no pending trades for the security; and
      3) the Adviser does not expect the security to be purchased or sold for an Investment Client within the next 7 day in the same direction as the proposed transaction.

V.     REPORTING

a) The president of Thornburg Investment Management will identify from time to time a vice-president or compliance official to serve as the filing and review officer. Thornburg will maintain a record of its filing and review officers in such a manner that the individuals serving as filing and review officer can be identified for any period of time following the adoption of this procedure.

b) The filing and review officer will maintain a list of all persons believed to be Access Persons. The filing and review officer will make available to each such Access Person during the filing and review officer's tenure, blank reporting forms which are subject to review by the filing and reporting officer in accordance with this procedure.

c) The filing and review officer will maintain a schedule of Access Persons and their respective reports filed in accordance with this procedure. The schedule will reflect any case in which an Access Person has not timely filed a report. The filing and review officer will contact any Access Person who has failed to timely file any report in an effort to obtain the report as soon as possible. If the report is not immediately filed thereafter, the filing and review officer shall so advise the president.

d) The first Initial Holdings Report for each Access Person shall be filed as of December 31, 1999 for each person who is an Access Person on that date and is required by Rule 17j-1 to file such a report. Each Initial Holding Report will be required to be filed no later than January 30, 2000. Thereafter, each person shall file an Initial Holdings Report no less than 30 days after the person becomes an Access Person. In each case, the filing and review officer will ascertain that the report has been filed, and shall review the report when received.

e) Each Access Person shall file an Annual Holdings Report as of December 31 of each calendar year, for the calendar year ending on that date, if required to do so by Rule 17j-1. The Access Person's Annual Holdings Report will be filed with the filing and review officer no later than January 30 of the year following the calendar year for which the Annual Holding Report is filed. The filing and review officer will review all Annual Holdings Reports when received.

f) Every access person and every registered representative of the Underwriter shall report to the Adviser, on a quarterly basis, the information described in Section IV (h) of this Code with respect to transactions in any security in which such access person has, or by reason of such transaction acquires, any direct or indirect beneficial ownership in the security; provided however, that an access person shall not be required to make a report with respect to transactions effected for any account over which such person does not have any direct or indirect influence.

g) Notwithstanding Section IV (f) of this Code, an access person need not make a report where the report would duplicate information recorded pursuant to Rules 204-2(a)(12) or 204-2(a)(13) under the Investment Advisers Act of 1940.

h) Every quarterly transaction report shall be made no later than 10 days after the end of the calendar quarter in which the transaction to which the report relates was effected, and shall contain the following information:

       1) The date of the transaction, the title and the number of shares, and the principal amount of each security involved;
       2) The nature of the transaction, that is, a purchase, sale or other type of acquisition or disposition;
       3)   The price at which the transaction was effected; and,
       4) The name of the broker, dealer or bank with or through whom the transaction was effected.

VI.    SANCTIONS

       Upon discovering a violation of this Code, the Adviser or Underwriter may impose such sanctions, as it deems appropriate, including, but not limited to, a letter of censure, suspension, or termination of employment of the violator. All material violations of this Code and any sanctions imposed with respect thereto shall be reported periodically to the directors or trustees, as the case may be, of the investment company with respect to whose securities the violation occurred.

Revised:   May 2001